UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end:         12/31

Date of reporting period:        12/31/09

Item 1.	Reports to Stockholders.

DECEMBER 31, 2009

FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST

ANNUAL REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT

TABLE OF CONTENTS

Important Notes to Performance Information	i
Fund Summaries
Franklin Global Real Estate Securities Fund	FGR-1
Franklin Growth and Income Securities Fund	FGI-1
Franklin High Income Securities Fund	FH-1
Franklin Income Securities Fund	FI-1
Franklin Large Cap Growth Securities Fund	FLG-1
Franklin Rising Dividends Securities Fund	FRD-1
Franklin Small Cap Value Securities Fund	FSV-1
Franklin Small-Mid Cap Growth Securities Fund	FSC-1
Franklin Strategic Income Securities Fund	FSI-1
Franklin Templeton VIP Founding Funds Allocation Fund	FFA-1
Franklin U.S. Government Fund	FUS-1
Franklin Zero Coupon Fund 2010	FZ10-1
Mutual Global Discovery Securities Fund (Mutual Discovery Securities Fund before May 1, 2009)	MGD-1
Mutual Shares Securities Fund	MS-1
Templeton Developing Markets Securities Fund	TD-1
Templeton Foreign Securities Fund	TF-1
Templeton Global Asset Allocation Fund	TGA-1
*Prospectus Supplement	TGA-12
Templeton Global Bond Securities Fund (Templeton Global Income Securities Fund before May 1, 2009)	TGB-1
Templeton Growth Securities Fund	TG-1
Index Descriptions	I-1
Board Members and Officers	BOD-1
Shareholder Information	SI-1

*Not part of the annual report

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 1

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND

This annual report for Franklin Global Real Estate Securities Fund covers the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+19.41%	-5.53%	+7.05%

*The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five-year period, starting on 5/1/07, with there being no increase in the rate of such fees for the first year ended 4/30/08. For each of four years thereafter through 4/30/12, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning 5/1/12, the full new investment management and administration fees will then be in effect. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s (S&P) Global REIT Index (hedged into U.S. dollars). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Global Real Estate Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FGR-1

Fund Goal and Main Investments: Franklin Global Real Estate Securities Fund seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the S&P Global REIT Index (hedged into U.S. dollars), which posted a +26.99% total return.1

Economic and Market Overview

Equity markets entered 2009 largely pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. As government monetary and fiscal intervention began to gain traction toward the end of the first quarter, equities bottomed and largely reversed their decline, economic growth stabilized and rebounded, and confidence was rekindled as investors began to believe the global financial system was finally on the mend. Global equities rallied 73% from their March lows, led by the riskier, lower quality stocks that had been most vulnerable to a systemic meltdown or funding collapse.2 Emerging market economies fueled the recovery as governments aggressively incentivized lending and consumption, resulting in a dramatic statistical recovery that laid the groundwork for the developing world’s best annual equity rally on record. Growing demand from emerging markets supported commodity prices, which also posted record gains during the year. For most of the year, the fading U.S. dollar also helped underpin the rally in hard assets, while continued euro and yen strength created headwinds for regional recoveries.

Nonetheless, developed economies technically recovered by year-end, with Germany and France leading the eurozone out of a recession and both Japan and the U.S. exiting their longest recessions since World War II. Credit spreads narrowed as access to capital expanded and the private sector significantly reduced debt, though largely by transferring its liabilities to the public balance sheet. The growing indebtedness of sovereign governments exposed structural weaknesses in places like Dubai, Greece and Ireland, temporarily roiling markets toward the end

1. Source: © 2009 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. As measured by the Morgan Stanley Capital International All Country World Index. Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. As a nondiversified Fund that invests at least 80% of its assets in companies located anywhere in the world that operate in the real estate sector, the Fund carries much greater risk of adverse developments affecting that sector than a fund that invests more broadly. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. REITS may be affected by any change in the value of the properties owned and by their location, rental income, financing and management. The Fund’s prospectus also includes a description of the main investment risks.

FGR-2

of the year. Policymakers remained firmly committed to stimulus throughout the period, indicating that deflation worries persisted despite signs of economic stabilization. The U.S. Federal Reserve Board announced its intention to keep the benchmark lending rate “exceptionally low” for an extended period; the new Japanese administration trumpeted its fight against deflation; and even China restated its commitment to “moderately loose” policy. Still, policymakers began discussing exit strategies by period-end as interest rates remained at record lows and economic indicators rebounded.

Global Real Estate Market Overview

The global real estate markets showed improvement in 2009 with generally stronger results in developing countries. According to the S&P Global REIT Index (hedged into U.S. dollars), Turkey (+172.93%) and Singapore (+86.96%) led emerging country real estate markets.1 Canada (+83.42%) also posted significantly positive results. 1 All of the markets represented by the index were up; however, the weakest markets were Japan with a +3.29% return and Belgium with a +17.94% return.1

Investment Strategy

We are research-driven, fundamental investors. Our active investment strategy is centered on the belief that unsynchronized regional economic activity within the global economy provides consistent, attractive return opportunities in global real estate markets. When selecting investments for the Fund’s portfolio, we use a bottom-up, value-oriented stock selection process that incorporates macro-level views in the evaluation process.

Manager’s Discussion

During the 12 months under review, significant contributors to Fund performance relative to the S&P Global REIT Index (hedged into U.S. dollars) included overweighted positions in Developers Diversified Realty, Ventas and RioCan REIT.

Developers Diversified Realty, one of the largest shopping center owners in the U.S., reported solid results for the third quarter and, in November, successfully issued $400 million in securities. This company is a component of the retail REIT sector, which was the Fund’s largest sector allocation during the period and a top contributor to absolute returns. Investors appeared attracted to the retail sector because they felt the positive economic reports, including labor and retail data, since March signaled a possible recovery.

FGR-3

Share prices of Ventas, a U.S.-based health care REIT that primarily owns skilled-nursing and assisted living facilities, rose in recent months, along with other health care REITs, largely due to the perceived sentiment that many of these companies had strong balance sheets and the potential to acquire assets. Ventas reported third-quarter funds from operations, a commonly accepted and reported measure of REIT operating performance, that were about 13% below those from the same period one year ago. These results surpassed analysts’ expectations and were largely due to rent increases and the strength of Ventas’ portfolio of medical office buildings.

RioCan is a Canadian mall REIT that owns and manages a portfolio of more than 240 shopping centers. Its shares rose sharply in value during the period, especially after the company’s third-quarter financial results demonstrated improvement in occupancy levels and rental rates at its malls. RioCan raised Can$330 million through the equity and unsecured debt markets in the first half of 2009, which enabled the company to pay down debt, maintain a significant amount of cash on its balance sheet and position the company to make strategic acquisitions such as its investment in a joint venture with U.S. REIT Cedar Shopping.

Significant detractors from relative Fund performance during the period included Land Securities Group, Nippon Building Fund and Hospitality Properties Trust. Over the past 12 months, U.K.-based REIT Land Securities Group suffered due to declining U.K. property values and an overleveraged balance sheet. Japanese office REIT Nippon Building Fund, a large-capitalization, higher quality REIT, weighed on absolute and relative returns. Accordingly, we trimmed our position in Nippon during the year. Our investment in hotel REIT Hospitality Properties Trust declined in value during the period and detracted from relative returns. As with many other REITs, Hospitality Properties raised capital over the past 12 months but was forced to suspend its dividend in April due to capital constraints. The hotel REIT sector faced severe challenges during the review period as the economic downturn led to cutbacks in travel that in turn forced many lodging companies to cut costs. Declines in occupancy and room rates left some lodging companies without sufficient cash to cover expenses. Hospitality Properties’ third-quarter earnings rose 34%, assisted by an $11.2 million gain on debt buyback, but core results without one-time items fell short of analysts’ expectations as occupancy and revenue fell.

Top 10 Holdings

Franklin Global Real Estate Securities Fund

12/31/09

Company Sector/Industry, Country	% of Total Net Assets
Westfield Group, ord. & 144A	6.9%
Retail REITs, Australia
Simon Property Group Inc.	4.4%
Retail REITs, U.S.
Unibail-Rodamco SE	3.8%
Retail REITs, France
Boston Properties Inc.	3.4%
Office REITs, U.S.
Host Hotels & Resorts Inc.	3.0%
Specialized REITs, U.S.
Equity Residential	2.8%
Residential REITs, U.S.
Ventas Inc.	2.8%
Specialized REITs, U.S.
Vornado Realty Trust	2.7%
Diversified REITs, U.S.
Public Storage	2.5%
Specialized REITs, U.S.
Stockland, ord. & 144A	2.2%
Diversified REITs, Australia

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGR-4

Thank you for your participation in Franklin Global Real Estate Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FGR-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Global Real Estate Securities Fund Class 1

FGR-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,330.20	$4.35
Hypothetical (5% return before expenses)	$1,000	$1,021.48	$3.77

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 1 shares (0.74%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FGR-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Global Real Estate Securities Fund

	Year Ended December 31,
Class 1	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.84	$25.42	$35.25	$32.55	$30.87

Income from investment operations[a]:
Net investment income[b]	0.30	0.62	0.80	0.67	0.70
Net realized and unrealized gains (losses)	1.36	(9.10)	(7.56)	5.40	3.38

Total from investment operations	1.66	(8.48)	(6.76)	6.07	4.08

Less distributions from:
Net investment income and net realized foreign currency gains	(1.34)	(0.32)	(0.81)	(0.75)	(0.49)
Net realized gains	—	(5.78)	(2.26)	(2.62)	(1.91)

Total distributions	(1.34)	(6.10)	(3.07)	(3.37)	(2.40)

Net asset value, end of year	$11.16	$10.84	$25.42	$35.25	$32.55

Total return[c]	19.41%	(42.22)%	(20.65)%	20.87%	13.74%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.11%	1.08%	0.84%	0.50%	0.49%
Expenses net of waiver and payments by affiliates[d]	0.76%	0.60%	0.52%	0.50%	0.49%
Net investment income	3.13%	3.41%	2.57%	2.04%	2.32%

Supplemental data
Net assets, end of year (000’s)	$38,486	$39,018	$83,250	$140,487	$145,425
Portfolio turnover rate	87.34%	77.28%	121.84%	31.39%	36.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGR-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Global Real Estate Securities Fund

	Year Ended December 31,
Class 2	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.61	$24.97	$34.67	$32.08	$30.49

Income from investment operations[a]:
Net investment income[b]	0.27	0.56	0.72	0.58	0.64
Net realized and unrealized gains (losses)	1.33	(8.93)	(7.43)	5.31	3.30

Total from investment operations	1.60	(8.37)	(6.71)	5.89	3.94

Less distributions from:
Net investment income and net realized foreign currency gains	(1.29)	(0.21)	(0.73)	(0.68)	(0.44)
Net realized gains	—	(5.78)	(2.26)	(2.62)	(1.91)

Total distributions	(1.29)	(5.99)	(2.99)	(3.30)	(2.35)

Net asset value, end of year	$10.92	$10.61	$24.97	$34.67	$32.08

Total return[c]	19.08%	(42.39)%	(20.86)%	20.58%	13.47%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.36%	1.33%	1.09%	0.75%	0.74%
Expenses net of waiver and payments by affiliates[d]	1.01%	0.85%	0.77%	0.75%	0.74%
Net investment income	2.88%	3.16%	2.32%	1.79%	2.07%

Supplemental data
Net assets, end of year (000’s)	$345,445	$343,701	$893,837	$1,491,571	$1,343,868
Portfolio turnover rate	87.34%	77.28%	121.84%	31.39%	36.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGR-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Global Real Estate Securities Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.80	$23.34

Income from investment operations[b]:
Net investment income[c]	0.27	0.45
Net realized and unrealized gains (losses)	1.36	(6.89)

Total from investment operations	1.63	(6.44)

Less distributions from:
Net investment income and net realized foreign currency gains	(1.29)	(0.32)
Net realized gains	—	(5.78)

Total distributions	(1.29)	(6.10)

Net asset value, end of year	$11.14	$10.80

Total return[d]	19.01%	(37.28)%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.46%	1.43%
Expenses net of waiver and payments by affiliates[f]	1.11%	0.95%
Net investment income	2.78%	3.06%

Supplemental data
Net assets, end of year (000’s)	$2	$2
Portfolio turnover rate	87.34%	77.28%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGR-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Franklin Global Real Estate Securities Fund	Country	Shares	Value
Common Stocks 96.2%
Diversified REITs 15.8%
British Land Co. PLC	United Kingdom	513,800	$3,987,744
Canadian REIT	Canada	58,200	1,501,578
Dexus Property Group	Australia	5,192,926	3,960,891
Goodman Property Trust	New Zealand	2,016,044	1,564,917
GPT Group	Australia	8,964,765	4,866,942
H&R Real Estate Investment Trust	Canada	217,500	3,196,856
ICADE	France	16,280	1,555,542
Kenedix Realty Investment Corp.	Japan	512	1,398,666
Land Securities Group PLC	United Kingdom	396,762	4,370,732
Liberty Property Trust	United States	185,800	5,947,458
Mirvac Group	Australia	2,982,544	4,201,926
Shaftesbury PLC	United Kingdom	203,000	1,291,253
Stockland	Australia	1,677,931	5,947,481
[a]Stockland, 144A	Australia	652,010	2,311,071
United Urban Investment Corp.	Japan	245	1,291,138
Vornado Realty Trust	United States	150,527	10,527,858
Wereldhave NV	Netherlands	28,140	2,686,743

			60,608,796

Industrial REITs 6.7%
AMB Property Corp.	United States	177,700	4,540,235
Ascendas REIT	Singapore	1,771,000	2,797,310
DuPont Fabros Technology Inc.	United States	105,100	1,890,749
Goodman Group	Australia	8,056,681	4,590,836
Japan Logistics Fund Inc.	Japan	204	1,496,322
ProLogis	United States	379,700	5,198,093
Segro PLC	United Kingdom	961,770	5,379,767

			25,893,312

Mortgage REITs 0.4%
Starwood Property Trust Inc.	United States	82,900	1,565,981

Office REITs 16.4%
Alexandria Real Estate Equities Inc.	United States	85,200	5,477,508
AMP NZ Office Trust	New Zealand	2,119,780	1,168,724
Befimmo SCA	Belgium	20,600	1,822,350
Boston Properties Inc.	United States	194,900	13,071,943
CapitaCommercial Trust	Singapore	1,804,000	1,501,729
Champion REIT	Hong Kong	4,102,196	1,745,908
Commonwealth Property Office Fund	Australia	1,080,957	940,897
Corporate Office Properties Trust	United States	83,700	3,065,931
Derwent London PLC	United Kingdom	79,630	1,696,529
Digital Realty Trust Inc.	United States	89,800	4,515,144
Great Portland Estates PLC	United Kingdom	495,636	2,323,272
Highwoods Properties Inc.	United States	105,700	3,525,095
ING Office Fund	Australia	4,953,779	2,844,975
Japan Real Estate Investment Co.	Japan	563	4,141,665
Kilroy Realty Corp.	United States	59,000	1,809,530
Mack-Cali Realty Corp.	United States	82,400	2,848,568
Nippon Building Fund Inc.	Japan	430	3,265,003
ORIX JREIT Inc.	Japan	408	2,027,274
Silic	France	19,940	2,426,165
SL Green Realty Corp.	United States	51,300	2,577,312

			62,795,522

FGR-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Global Real Estate Securities Fund	Country	Shares	Value
Common Stocks (continued)
Real Estate Development 0.5%
Helical Bar PLC	United Kingdom	375,449	$2,067,368

Real Estate Operating Companies 1.2%
[b]Forest City Enterprises Inc., A	United States	130,600	1,538,468
Hongkong Land Holdings Ltd.	Hong Kong	635,000	3,143,250

			4,681,718

Residential REITs 9.4%
AvalonBay Communities Inc.	United States	81,090	6,658,300
Boardwalk REIT	Canada	36,600	1,290,044
Camden Property Trust	United States	73,100	3,097,247
Equity Lifestyle Properties Inc.	United States	75,100	3,790,297
Equity Residential	United States	319,000	10,775,820
Essex Property Trust Inc.	United States	26,200	2,191,630
Nippon Accommodations Fund Inc.	Japan	322	1,683,072
Nippon Residential Investment Corp.	Japan	407	992,768
UDR Inc.	United States	345,070	5,672,951

			36,152,129

Retail REITs 31.3%
[a,b]Capitamalls Asia Ltd., 144A	Singapore	1,061,000	1,917,424
CFS Retail Property Trust	Australia	817,232	1,393,352
Corio NV	Netherlands	92,870	6,339,850
Developers Diversified Realty Corp.	United States	126,576	1,172,094
Eurocommercial Properties NV	Netherlands	56,550	2,331,317
Federal Realty Investment Trust	United States	71,900	4,869,068
Frontier Real Estate Investment Corp.	Japan	207	1,469,348
General Growth Properties Inc.	United States	179,800	2,078,488
Hammerson PLC	United Kingdom	829,360	5,680,005
Japan Retail Fund Investment Corp.	Japan	197	883,513
Kimco Realty Corp.	United States	223,000	3,017,190
Klepierre	France	37,250	1,513,798
The Link REIT	Hong Kong	2,496,600	6,381,806
The Macerich Co.	United States	78,305	2,815,065
National Retail Properties Inc.	United States	162,900	3,456,738
Realty Income Corp.	United States	204,400	5,296,004
Regency Centers Corp.	United States	51,100	1,791,566
RioCan REIT	Canada	151,600	2,862,826
Simon Property Group Inc.	United States	212,966	16,994,687
Suntec REIT	Singapore	2,683,000	2,577,054
Tanger Factory Outlet Centers Inc.	United States	79,100	3,084,109
Taubman Centers Inc.	United States	29,400	1,055,754
Unibail-Rodamco SE	France	65,653	14,444,571
Westfield Group	Australia	2,000,365	22,509,645
[a]Westfield Group, 144A	Australia	368,200	4,143,269

			120,078,541

Specialized REITs 14.5%
CDL Hospitality Trusts	Singapore	1,639,000	2,040,733
HCP Inc.	United States	260,900	7,967,886
Health Care REIT Inc.	United States	104,600	4,635,872
Host Hotels & Resorts Inc.	United States	973,639	11,362,367
LaSalle Hotel Properties	United States	56,800	1,205,864
Nationwide Health Properties Inc.	United States	158,100	5,561,958
[b]Pebblebrook Hotel Trust	United States	117,320	2,582,213

FGR-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Global Real Estate Securities Fund	Country	Shares	Value
Common Stocks (continued)
Specialized REITs (continued)
Public Storage	United States	119,400	$9,725,130
Ventas Inc.	United States	245,900	10,755,666

			55,837,689

Total Common Stocks (Cost $296,276,998)			369,681,056

		Principal Amount
Short Term Investments (Cost $10,980,401) 2.9%
Repurchase Agreements 2.9%
[c]Joint Repurchase Agreement, 0.003%, 1/04/10 (Maturity Value $10,980,405)	United States	$10,980,401	10,980,401
Banc of America Securities LLC (Maturity Value $1,290,088)
BNP Paribas Securities Corp. (Maturity Value $2,580,065)
Credit Suisse Securities (USA) LLC (Maturity Value $2,150,183)
Deutsche Bank Securities Inc. (Maturity Value $659,813)
HSBC Securities (USA) Inc. (Maturity Value $2,150,183)
Morgan Stanley & Co. Inc. (Maturity Value $1,720,080)
UBS Securities LLC (Maturity Value $429,993)

Collateralized by U.S. Government Agency Securities, 0.50% - 7.625%, 3/30/10 - 2/09/28; [d]U.S. Government Agency Discount Notes, 9/21/10; [d]U.S. Treasury Bills, 8/26/10 - 12/16/10; and U.S. Treasury Notes, 0.875% - 4.25%, 5/31/11 - 11/15/14

Total Investments (Cost $307,257,399) 99.1%			380,661,457
Other Assets, less Liabilities 0.9%			3,272,030

Net Assets 100.0%			$383,933,487

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2009, the aggregate value of these securities was $8,371,764, representing 2.18% of net assets.

bNon-income producing.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

FGR-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Global Real Estate Securities Fund

At December 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Australian Dollar	DBAB	Sell	2,701,164	$2,419,000	1/15/10	$—	$ (1,089)
Australian Dollar	DBAB	Sell	4,187,481	3,759,102	1/15/10	7,357	—
Japanese Yen	DBAB	Buy	188,355,405	2,121,000	1/19/10	—	(95,040)
Japanese Yen	DBAB	Sell	220,778,378	2,474,539	1/19/10	99,836	—
Euro	JPHQ	Sell	4,803,953	7,145,304	1/20/10	268,904	—
Australian Dollar	UBSW	Buy	8,007,497	7,357,000	1/21/10	—	(187,235)
Australian Dollar	HSBC	Buy	3,029,059	2,731,000	1/21/10	—	(18,836)
Australian Dollar	JPHQ	Sell	3,394,834	3,099,483	1/21/10	59,812	—
Australian Dollar	HSBC	Sell	8,031,708	7,329,335	1/21/10	137,893	—
Australian Dollar	UBSW	Sell	14,719,041	13,450,292	1/21/10	271,136	—
British Pound	UBSW	Buy	2,973,225	4,914,000	1/21/10	—	(112,073)
British Pound	BZWS	Sell	2,379,507	3,879,357	1/21/10	36,320	—
British Pound	UBSW	Sell	7,215,219	11,816,512	1/21/10	163,525	—
Canadian Dollar	UBSW	Sell	4,238,993	4,076,806	1/21/10	44,067	—
Euro	UBSW	Buy	3,976,644	5,912,000	1/21/10	—	(219,823)
Euro	UBSW	Sell	10,153,550	15,144,222	1/21/10	610,409	—
Japanese Yen	CITI	Sell	343,273,797	3,785,343	1/21/10	93,035	—
Singapore Dollar	BZWS	Sell	349,896	251,038	1/21/10	2,152	—
Singapore Dollar	CITI	Sell	2,871,982	2,070,017	1/21/10	27,137	—
Canadian Dollar	DBAB	Sell	2,482,598	2,336,497	1/28/10	—	(25,311)
Australian Dollar	BOFA	Sell	5,544,358	5,097,909	2/22/10	149,327	—
Australian Dollar	JPHQ	Sell	7,784,563	7,170,673	2/22/10	222,608	—
British Pound	BOFA	Sell	2,266,408	3,806,772	2/22/10	147,091	—
Euro	BZWS	Sell	2,771,063	4,132,875	2/22/10	166,602	—
Japanese Yen	BZWS	Sell	328,128,712	3,676,595	2/22/10	146,596	—
Japanese Yen	JPHQ	Sell	100,796,081	1,129,494	2/22/10	45,133	—
Singapore Dollar	BOFA	Sell	4,133,949	2,984,370	2/22/10	45,072	—
Canadian Dollar	DBAB	Sell	892,834	841,328	3/01/10	—	(8,050)
Euro	DBAB	Sell	3,965,527	5,674,868	3/23/10	—	(683)
Australian Dollar	CITI	Sell	6,092,505	5,336,057	3/24/10	—	(83,562)
Australian Dollar	DBAB	Sell	9,434,985	8,311,089	3/24/10	—	(81,850)
Australian Dollar	HSBC	Sell	5,878,471	5,172,466	3/24/10	—	(56,758)
Australian Dollar	BZWS	Sell	3,574,502	3,145,204	3/24/10	—	(34,512)
Australian Dollar	BOFA	Sell	2,572,273	2,259,948	3/24/10	—	(28,231)
British Pound	BZWS	Sell	1,616,274	2,613,920	3/24/10	4,544	—
British Pound	DBAB	Sell	3,318,795	5,367,455	3/24/10	9,462	—
British Pound	CITI	Sell	2,460,287	3,978,181	3/24/10	6,198	—
Canadian Dollar	DBAB	Sell	1,909,256	1,792,662	3/24/10	—	(23,593)
Euro	DBAB	Sell	1,431,201	2,054,317	3/24/10	5,955	—
Hong Kong Dollar	HSBC	Sell	59,729,827	7,704,490	3/24/10	—	(3,269)
Japanese Yen	HSBC	Sell	526,797,231	5,828,048	3/24/10	159,676	—
Japanese Yen	DBAB	Sell	48,536,734	537,202	3/24/10	14,944	—
Japanese Yen	CITI	Sell	40,334,385	446,361	3/24/10	12,360	—
New Zealand Dollar	DBAB	Sell	5,033,473	3,549,001	3/24/10	—	(80,444)
New Zealand Dollar	UBSW	Sell	553,646	389,813	3/24/10	—	(9,400)
Singapore Dollar	DBAB	Sell	8,314,094	5,925,095	3/24/10	14,782	—
Australian Dollar	BOFA	Sell	1,959,408	1,715,559	3/31/10	—	(26,026)
Euro	BOFA	Sell	3,621,888	5,217,221	3/31/10	33,594	—
Japanese Yen	BOFA	Sell	273,118,545	2,987,024	3/31/10	48,110	—

Unrealized appreciation (depreciation)						3,053,637	(1,095,785)

Net unrealized appreciation (depreciation)						$1,957,852

See Abbreviations on page FGR-26.

The accompanying notes are an integral part of these financial statements.

FGR-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Franklin Global Real Estate Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$296,276,998
Cost - Repurchase agreements	10,980,401

Total cost of investments	$307,257,399

Value - Unaffiliated issuers	$369,681,056
Value - Repurchase agreements	10,980,401
Total value of investments	380,661,457
Receivables:
Investment securities sold	305,163
Capital shares sold	11,722
Dividends	2,088,060
Unrealized appreciation on forward exchange contracts	3,053,637
Other assets	58

Total assets	386,120,097

Liabilities:
Payables:
Capital shares redeemed	373,679
Affiliates	373,150
Reports to shareholders	116,400
Foreign currency advanced by custodian	173,726
Unrealized depreciation on forward exchange contracts	1,095,785
Accrued expenses and other liabilities	53,870

Total liabilities	2,186,610

Net assets, at value	$383,933,487

Net assets consist of:
Paid-in capital	$714,245,245
Distributions in excess of net investment income	(2,713,247)
Net unrealized appreciation (depreciation)	75,342,350
Accumulated net realized gain (loss)	(402,940,861)

Net assets, at value	$383,933,487

The accompanying notes are an integral part of these financial statements.

FGR-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2009

Franklin Global Real Estate Securities Fund
Class 1:
Net assets, at value	$38,486,423

Shares outstanding	3,449,549

Net asset value and maximum offering price per share	$11.16

Class 2:
Net assets, at value	$345,444,677

Shares outstanding	31,624,473

Net asset value and maximum offering price per share	$10.92

Class 4:
Net assets, at value	$2,387

Shares outstanding	214

Net asset value and maximum offering price per share	$11.14

The accompanying notes are an integral part of these financial statements.

FGR-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Franklin Global Real Estate Securities Fund
Investment income:
Dividends (net of foreign taxes of $835,706)	$13,075,433
Interest	11,752

Total investment income	13,087,185

Expenses:
Management fees (Note 3a)	2,692,412
Administrative fees (Note 3b)	841,379
Distribution fees: (Note 3c)
Class 2	757,317
Class 4	7
Unaffiliated transfer agent fees	1,334
Custodian fees (Note 4)	32,083
Reports to shareholders	87,098
Professional fees	36,799
Trustees’ fees and expenses	2,432
Other	30,377

Total expenses	4,481,238
Expense reductions (Note 4)	(394)
Expenses waived/paid by affiliates (Note 3e)	(1,166,121)

Net expenses	3,314,723

Net investment income	9,772,462

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(148,887,231)
Foreign currency transactions	(17,443,906)

Net realized gain (loss)	(166,331,137)

Net change in unrealized appreciation (depreciation) on:
Investments	212,044,603
Translation of other assets and liabilities denominated in foreign currencies	3,600,913

Net change in unrealized appreciation (depreciation)	215,645,516

Net realized and unrealized gain (loss)	49,314,379

Net increase (decrease) in net assets resulting from operations	$59,086,841

The accompanying notes are an integral part of these financial statements.

FGR-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Global Real Estate Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$9,772,462	$21,545,683
Net realized gain (loss) from investments and foreign currency transactions	(166,331,137)	(188,456,332)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	215,645,516	(163,343,453)

Net increase (decrease) in net assets resulting from operations	59,086,841	(330,254,102)

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(4,292,176)	(938,439)
Class 2	(39,137,801)	(6,327,844)
Class 4	(277)	(68)
Net realized gains:
Class 1	—	(17,121,915)
Class 2	—	(172,823,447)
Class 4	—	(1,237)

Total distributions to shareholders	(43,430,254)	(197,212,950)

Capital share transactions: (Note 2)
Class 1	(1,895,657)	5,111,100
Class 2	(12,548,461)	(72,014,922)
Class 4	—	5,000

Total capital share transactions	(14,444,118)	(66,898,822)

Net increase (decrease) in net assets	1,212,469	(594,365,874)
Net assets:
Beginning of year	382,721,018	977,086,892

End of year	$383,933,487	$382,721,018

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(2,713,247)	$48,180,845

The accompanying notes are an integral part of these financial statements.

FGR-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Global Real Estate Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2009, 60.92% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

FGR-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2009. The joint repurchase agreement is valued at cost which approximates market value.

d. Derivative Financial Instruments

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.

See Note 7 regarding other derivative information.

e. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

FGR-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	44,534	$426,475	8,666	$137,517
Shares issued in reinvestment of distributions	510,366	4,292,176	1,051,855	18,060,354
Shares redeemed	(705,877)	(6,614,308)	(734,804)	(13,086,771)

Net increase (decrease)	(150,977)	$(1,895,657)	325,717	$5,111,100

FGR-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2009		2008[a]
Class 2 Shares:
Shares sold	1,108,202	$9,575,869	1,073,979	$16,369,385
Shares issued in reinvestment of distributions	4,749,733	39,137,801	10,644,759	179,151,291
Shares redeemed	(6,626,769)	(61,262,131)	(15,122,736)	(267,535,598)

Net increase (decrease)	(768,834)	$(12,548,461)	(3,403,998)	$(72,014,922)

Class 4 Shares:
Shares sold	—	$—	214	$5,000

[a]	For the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.580%	Over $6.5 billion, up to and including $11.5 billion
0.560%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

FGR-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

FT Services and FT Institutional have contractually agreed in advance to waive or limit their respective fees so that the increase in the Fund’s investment management and fund administration fees that became effective May 1, 2007 is phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$151,234,938
2017	208,967,392

$360,202,330

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2009, the Fund deferred realized capital losses of $3,679,891.

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$43,430,254	$7,267,384
Long term capital gain	—	189,945,566

	$43,430,254	$197,212,950

At December 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$359,987,804

Unrealized appreciation	$57,250,510
Unrealized depreciation	(36,576,857)

Net unrealized appreciation (depreciation)	$20,673,653

Distributable earnings - undistributed ordinary income	$12,830,500

FGR-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

5. INCOME TAXES (continued)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $289,031,373 and $347,506,029, respectively.

7. OTHER DERIVATIVE INFORMATION

At December 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$3,053,637	Unrealized depreciation on forward exchange contracts	$1,095,785

For the period ended December 31, 2009, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year Ended December 31, 2009	Change in Unrealized Appreciation (Depreciation) for the Year Ended December 31, 2009	Average Notional Amount Outstanding During the Year[a]
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(16,999,360)	$3,595,022	232,541,055

a Notional amount represents the U.S. dollar equivalent based on the foreign exchange rate at the time of contract entry.

See Note 1(d) regarding derivative financial instruments.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

FGR-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

8. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments[a]	$369,681,056	$—	$—	$369,681,056
Short Term Investments	—	10,980,401	—	10,980,401

Total Investments in Securities	$369,681,056	$10,980,401	$—	$380,661,457

Forward Exchange Contracts	—	3,053,637	—	3,053,637
Liabilities:
Forward Exchange Contracts	—	1,095,785	—	1,095,785

aFor detailed industry descriptions, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

FGR-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

ABBREVIATIONS
Counterparty	Selected Portfolio
DBAB - Deutsche Bank AG	REIT - Real Estate Investment Trust
BZWS - Barclays Bank PLC
BOFA - Bank of America N.A
CITI - Citibank N.A.
JPHQ - JPMorgan Chase Bank, N.A.
HSBC - HSBC Bank USA
UBSW - UBS AG

FGR-26

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Real Estate Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

FGR-27

FRANKLIN GROWTH AND INCOME SECURITIES FUND

We are pleased to bring you Franklin Growth and Income Securities Fund’s annual report for the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+26.82%	-0.67%	+2.82%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500), the Lipper VIP Equity Income Funds Classification Average and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: © 2009 Morningstar; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Growth and Income Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FGI-1

Fund Goals and Main Investments: Franklin Growth and Income Securities Fund seeks capital appreciation with current income as a secondary goal. The Fund normally invests predominantly in equity securities, including securities convertible into common stock.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to its benchmark, the S&P 500, which had a +26.46% total return.1 The Fund outperformed its peers as measured by the Lipper VIP Equity Income Funds Classification Average, which had a +23.06% return for the same period.2 Please note that the Fund invests primarily in stocks with above average dividend yields. As a result, its holdings and returns may differ from those of the S&P 500, which include nondividend-paying stocks and do not focus on dividend yield.

Economic and Market Overview

The U.S. economy ended 2009 in much better shape than it began. Economic challenges remain, such as stalled consumer confidence and job prospects for the unemployed as stimulus measures wind down. However, several reports pointed to improving economic conditions. In the year’s second half, corporate profit growth was higher than earlier estimates, which may allow businesses to build inventory following a long period of inventory drawdowns.

Throughout the year, the Federal Open Market Committee kept monetary policy unchanged, announcing it intends to hold the federal funds target rate in the 0% to 0.25% range “for an extended period” as it lays the groundwork for an eventual tightening of monetary policy. Late in the period, the labor market improved somewhat as the economy lost fewer jobs than expected and the unemployment rate fell slightly, dropping from a period high of 10.2% in October to 10.0% at period-end.3

U.S. gross domestic product grew at a 2.2% annualized rate in 2009’s third quarter after shrinking by 0.7% in the prior three months. This was the first expansion since 2008’s second quarter. As economic conditions improved, oil prices increased from $45 per barrel in December 2008 to $79 at year-end, still well below 2008 highs. December’s

1. Source: © 2009 Morningstar.

2. Source: Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. By having significant investments in particular sectors from time to time, such as financial services, energy, health care/pharmaceuticals, technology and telecommunications, the Fund may be at greater risk of adverse developments in a sector than a fund that invests more broadly. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

FGI-2

inflation rate was an annualized 2.7%.3 Core inflation, which excludes food and energy costs, rose at a 1.8% annualized rate, which was within the Federal Reserve Board’s informal target range of 1.5% to 2.0%.3

Most stocks suffered significant losses through early March 2009 as investors worried about an uncertain future. Stocks then recovered from 12-year lows as economic data improved and investors perceived many bargains among the bear market fallout. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average delivered a total return of +22.68%, while the broader S&P 500 posted a +26.46% total return and the technology-heavy NASDAQ Composite Index returned +45.32%.1 All sectors posted gains for the period, with the strongest returns from the information technology, materials and consumer discretionary sectors.

Investment Strategy

We invest in a broadly diversified portfolio of equity securities that we consider to be financially strong. To help identify such companies, we use a current relative yield analysis that focuses on a company’s dividend yield (calculated by dividing a stock’s annual per share dividends by its per share market price). This results in a relative yield range for each company that can assist us in determining whether we believe a stock is attractively priced for purchase or sale. A higher relative dividend yield is frequently accompanied by a lower stock price. Therefore, we seek to buy a stock when its relative dividend yield is high and to sell a stock when its relative dividend yield is low, which may be caused by an increase in the price of the stock.

Manager’s Discussion

During the fiscal year under review, several information technology sector holdings helped the Fund’s absolute performance, including software company Microsoft, information technology software and services provider International Business Machines, and semiconductor manufacturers Intel and Microchip Technology. In the health care sector, positions in drug maker Mylan convertible bonds and pharmaceuticals company Schering-Plough convertible preferred stock boosted returns, as did Bank of America convertible preferred stock. During the period, Schering-Plough was purchased by Merck.

FGI-3

Detractors from performance included several common stock positions such as financials sector holdings Bank of America4 and Citigroup4 and energy sector holdings Exxon Mobil and ConocoPhillips. In the industrials sector, Waste Management4 and General Electric hindered performance, as did Dow Chemical4 in the materials sector. In the utilities sector, Dominion Resources4 also hurt results during the fiscal year.

Thank you for your participation in Franklin Growth and Income Securities Fund. We look forward to serving your future investment needs.

4. Sold by period-end.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Growth and Income Securities Fund

12/31/09

Company Sector/Industry	% of Total Net Assets
JPMorgan Chase & Co.	3.8%
Financials
Wells Fargo & Co.	3.6%
Financials
Merck & Co.	3.5%
Health Care
Microsoft Corp.	3.1%
Information Technology
Microchip Technology Inc.	2.7%
Information Technology
Johnson & Johnson	2.7%
Health Care
Chevron Corp.	2.6%
Energy
The Coca-Cola Co.	2.6%
Consumer Staples
International Business Machines Corp.	2.5%
Information Technology
3M Co.	2.4%
Industrials

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGI-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Growth and Income Securities Fund Class 1

FGI-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,231.80	$3.26
Hypothetical (5% return before expenses)	$1,000	$1,022.28	$2.96

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.58%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FGI-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Growth and Income Securities Fund

	Year Ended December 31,
Class 1	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.72	$15.07	$16.83	$15.60	$15.60

Income from investment operations[a]:
Net investment income[b]	0.31	0.39	0.41	0.42	0.42
Net realized and unrealized gains (losses)	1.92	(5.17)	(0.82)	2.05	0.15

Total from investment operations	2.23	(4.78)	(0.41)	2.47	0.57

Less distributions from:
Net investment income	(0.48)	(0.45)	(0.42)	(0.43)	(0.43)
Net realized gains	—	(1.12)	(0.93)	(0.81)	(0.14)

Total distributions	(0.48)	(1.57)	(1.35)	(1.24)	(0.57)

Net asset value, end of year	$10.47	$8.72	$15.07	$16.83	$15.60

Total return[c]	26.82%	(34.95)%	(3.46)%	17.05%	3.71%
Ratios to average net assets
Expenses[d]	0.60%	0.55%	0.52%	0.54%	0.51%
Net investment income	3.46%	3.17%	2.47%	2.63%	2.74%

Supplemental data
Net assets, end of year (000’s)	$174,403	$162,936	$306,691	$388,751	$405,245
Portfolio turnover rate	51.05%	30.66%	36.66%	23.05%	43.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGI-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Growth and Income Securities Fund

	Year Ended December 31,
Class 2	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.59	$14.86	$16.62	$15.42	$15.43

Income from investment operations[a]:
Net investment income[b]	0.28	0.35	0.37	0.37	0.38
Net realized and unrealized gains (losses)	1.90	(5.10)	(0.82)	2.03	0.15

Total from investment operations	2.18	(4.75)	(0.45)	2.40	0.53

Less distributions from:
Net investment income	(0.44)	(0.40)	(0.38)	(0.39)	(0.40)
Net realized gains	—	(1.12)	(0.93)	(0.81)	(0.14)

Total distributions	(0.44)	(1.52)	(1.31)	(1.20)	(0.54)

Net asset value, end of year	$10.33	$8.59	$14.86	$16.62	$15.42

Total return[c]	26.55%	(35.14)%	(3.71)%	16.76%	3.51%
Ratios to average net assets
Expenses[d]	0.85%	0.80%	0.77%	0.79%	0.76%
Net investment income	3.21%	2.92%	2.22%	2.38%	2.49%

Supplemental data
Net assets, end of year (000’s)	$152,077	$141,359	$312,692	$348,724	$313,286
Portfolio turnover rate	51.05%	30.66%	36.66%	23.05%	43.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGI-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Growth and Income Securities Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.70	$14.16

Income from investment operations[b]:
Net investment income[c]	0.28	0.29
Net realized and unrealized gains (losses)	1.92	(4.18)

Total from investment operations	2.20	(3.89)

Less distributions from:
Net investment income	(0.45)	(0.45)
Net realized gains	—	(1.12)

Total distributions	(0.45)	(1.57)

Net asset value, end of year	$10.45	$8.70

Total return[d]	26.54%	(31.00)%
Ratios to average net assets[e]
Expenses[f]	0.95%	0.90%
Net investment income	3.11%	2.82%

Supplemental data
Net assets, end of year (000’s)	$4	$3
Portfolio turnover rate	51.05%	30.66%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGI-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Franklin Growth and Income Securities Fund	Country	Shares	Value
Common Stocks 75.1%
Consumer Discretionary 3.2%
Best Buy Co. Inc.	United States	132,700	$5,236,342
The Home Depot Inc.	United States	184,000	5,323,120

			10,559,462

Consumer Staples 6.9%
The Coca-Cola Co.	United States	146,700	8,361,900
Diageo PLC, ADR	United Kingdom	101,600	7,052,056
Unilever NV, N.Y. shs.	Netherlands	221,200	7,151,396

			22,565,352

Energy 9.7%
Chevron Corp.	United States	109,200	8,407,308
ConocoPhillips	United States	125,100	6,388,857
Exxon Mobil Corp.	United States	63,144	4,305,789
Halliburton Co.	United States	202,400	6,090,216
Spectra Energy Corp.	United States	316,500	6,491,415

			31,683,585

Financials 7.5%
Aflac Inc.	United States	137,100	6,340,875
JPMorgan Chase & Co.	United States	156,470	6,520,105
Marsh & McLennan Cos. Inc.	United States	226,000	4,990,080
Wells Fargo & Co.	United States	239,800	6,472,202

			24,323,262

Health Care 10.0%
Abbott Laboratories	United States	124,300	6,710,957
Johnson & Johnson	United States	137,100	8,830,611
Merck & Co. Inc.	United States	313,261	11,446,557
Pfizer Inc.	United States	304,500	5,538,855

			32,526,980

Industrials 13.6%
3M Co.	United States	95,300	7,878,451
Caterpillar Inc.	United States	118,300	6,741,917
General Dynamics Corp.	United States	96,700	6,592,039
General Electric Co.	United States	267,300	4,044,249
J.B. Hunt Transport Services Inc.	United States	125,700	4,056,339
Pitney Bowes Inc.	United States	149,900	3,411,724
Republic Services Inc.	United States	233,400	6,607,554
United Parcel Service Inc., B	United States	90,100	5,169,037

			44,501,310

Information Technology 14.9%
Intel Corp.	United States	376,300	7,676,520
International Business Machines Corp.	United States	62,000	8,115,800
Microchip Technology Inc.	United States	304,200	8,840,052
Microsoft Corp.	United States	331,600	10,110,484
Nokia Corp., ADR	Finland	237,800	3,055,730
Paychex Inc.	United States	198,700	6,088,168
Xerox Corp.	United States	579,900	4,905,954

			48,792,708

FGI-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Common Stocks (continued)
Telecommunication Services 4.3%
AT&T Inc.	United States	274,397	$7,691,348
Verizon Communications Inc.	United States	193,500	6,410,655

			14,102,003

Utilities 5.0%
PG&E Corp.	United States	116,300	5,192,795
Sempra Energy	United States	89,242	4,995,767
The Southern Co.	United States	180,100	6,000,932

			16,189,494

Total Common Stocks (Cost $219,325,268)			245,244,156

Preferred Stocks (Cost $8,133,100) 0.1%
Financials 0.1%
[a]Fannie Mae, 8.25%, pfd.	United States	325,000	357,500

Convertible Preferred Stocks 11.8%
Consumer Discretionary 1.2%
Autoliv Inc., 8.00%, cvt. pfd.	Sweden	66,000	3,957,096

Financials 5.4%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	8,100	7,119,900
Citigroup Inc., 7.50%, cvt. pfd.	United States	50,000	5,217,000
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	5,700	5,232,600

			17,569,500

Health Care 0.9%
Tenet Healthcare Corp., 7.00%, cvt. pfd.	United States	3,200	3,086,250

Materials 2.2%
Freeport-McMoRan Copper & Gold Inc., 6.75%, cvt. pfd.	United States	63,200	7,280,640

Utilities 2.1%
Great Plains Energy Inc., 12.00%, cvt. pfd.	United States	100,000	6,690,000

Total Convertible Preferred Stocks (Cost $31,403,302)			38,583,486

[b]Equity-Linked Securities 2.7%
Consumer Discretionary 1.5%
[c]Morgan Stanley into Comcast Corp., 10.00%, 144A	United States	300,000	5,039,370

Energy 1.2%
Credit Suisse into Weatherford International Ltd., 11.00%	United States	200,000	3,833,760

Total Equity-Linked Securities (Cost $8,494,850)			8,873,130

		Principal Amount[d]
Corporate Bonds (Cost $5,179,789) 1.9%
Financials 1.9%
[e]JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual	United States	$5,800,000	6,002,037

Convertible Bonds 4.5%
Consumer Discretionary 1.0%
Carnival Corp., cvt., senior deb., 2.00%, 4/15/21	United States	3,156,000	3,270,405

Health Care 2.1%
[c]Mylan Inc., cvt., 144A, 3.75%, 9/15/15	United States	4,500,000	6,946,875

FGI-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Growth and Income Securities Fund	Country	Principal Amount[d]	Value
Convertible Bonds (continued)
Materials 1.4%
ArcelorMittal, cvt., senior note, 5.00%, 5/15/14	Luxembourg	$2,750,000	$4,568,438

Total Convertible Bonds (Cost $10,039,208)			14,785,718

Total Investments before Short Term Investments (Cost $282,575,517)			313,846,027

Short Term Investments (Cost $12,309,860) 3.8%
Repurchase Agreements 3.8%
[f]Joint Repurchase Agreement, 0.003%, 1/04/10 (Maturity Value $12,309,864)	United States	12,309,860	12,309,860
Banc of America Securities LLC (Maturity Value $1,446,286)
BNP Paribas Securities Corp. (Maturity Value $2,892,449)
Credit Suisse Securities (USA) LLC (Maturity Value $2,410,517)
Deutsche Bank Securities Inc. (Maturity Value $739,700)
HSBC Securities (USA) Inc. (Maturity Value $2,410,518)
Morgan Stanley & Co. Inc. (Maturity Value $1,928,340)
UBS Securities LLC (Maturity Value $482,054)

Collateralized by U.S. Government Agency Securities, 0.50% - 7.625%, 3/30/10 - 2/09/28; [g]U.S. Government Agency Discount Notes, 9/21/10; [g]U.S. Treasury Bills, 8/26/10 - 12/16/10; and U.S. Treasury Notes, 0.875% - 4.25%, 5/31/11 - 11/15/14

Total Investments (Cost $294,885,377) 99.9%			326,155,887
Other Assets, less Liabilities 0.1%			328,217

Net Assets 100.0%			$326,484,104

See Abbreviations on page FGI-22.

aNon-income producing.

bSee Note 1(d) regarding equity-linked securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2009, the aggregate value of these securities was $11,986,245, representing 3.67% of net assets.

dThe principal amount is stated in U.S. dollars unless otherwise indicated.

ePerpetual security with no stated maturity date.

fSee Note 1(c) regarding joint repurchase agreement.

gThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FGI-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Franklin Growth and Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$282,575,517
Cost - Repurchase agreements	12,309,860

Total cost of investments	$294,885,377

Value - Unaffiliated issuers	$313,846,027
Value - Repurchase agreements	12,309,860

Total value of investments	326,155,887
Receivables:
Capital shares sold	19,021
Dividends and interest	768,243
Other assets	47,296

Total assets	326,990,447

Liabilities:
Payables:
Capital shares redeemed	163,956
Affiliates	209,648
Reports to shareholders	101,110
Professional fees	27,636
Accrued expenses and other liabilities	3,993

Total liabilities	506,343

Net assets, at value	$326,484,104

Net assets consist of:
Paid-in capital	$378,019,800
Undistributed net investment income	11,425,179
Net unrealized appreciation (depreciation)	31,277,934
Accumulated net realized gain (loss)	(94,238,809)

Net assets, at value	$326,484,104

Class 1:
Net assets, at value	$174,403,040

Shares outstanding	16,651,925

Net asset value and maximum offering price per share	$10.47

Class 2:
Net assets, at value	$152,077,376

Shares outstanding	14,716,531

Net asset value and maximum offering price per share	$10.33

Class 4:
Net assets, at value	$3,688

Shares outstanding	353

Net asset value and maximum offering price per share	$10.45

The accompanying notes are an integral part of these financial statements.

FGI-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Franklin Growth and Income Securities Fund
Investment income:
Dividends	$9,605,419
Interest	2,238,750

Total investment income	11,844,169

Expenses:
Management fees (Note 3a)	1,564,218
Distribution fees: (Note 3c)
Class 2	339,414
Class 4	11
Unaffiliated transfer agent fees	654
Custodian fees (Note 4)	5,700
Reports to shareholders	114,838
Professional fees	32,928
Trustees’ fees and expenses	2,052
Other	25,057

Total expenses	2,084,872
Expense reductions (Note 4)	(14)

Net expenses	2,084,858

Net investment income	9,759,311

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(57,628,446)
Foreign currency transactions	(41,368)

Net realized gain (loss)	(57,669,814)

Net change in unrealized appreciation (depreciation) on:
Investments	117,568,451
Translation of other assets and liabilities denominated in foreign currencies	10,466

Net change in unrealized appreciation (depreciation)	117,578,917

Net realized and unrealized gain (loss)	59,909,103

Net increase (decrease) in net assets resulting from operations	$69,668,414

The accompanying notes are an integral part of these financial statements.

FGI-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Growth and Income Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$9,759,311	$14,275,978
Net realized gain (loss) from investments and foreign currency transactions	(57,669,814)	(30,384,934)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	117,578,917	(174,276,787)

Net increase (decrease) in net assets resulting from operations	69,668,414	(190,385,743)

Distributions to shareholders from:
Net investment income:
Class 1	(8,187,942)	(8,476,479)
Class 2	(6,640,173)	(7,499,080)
Class 4	(158)	(160)
Net realized gains:
Class 1	—	(20,947,837)
Class 2	—	(20,755,554)
Class 4	—	(395)

Total distributions to shareholders	(14,828,273)	(57,679,505)

Capital share transactions: (Note 2)
Class 1	(17,856,351)	(18,020,538)
Class 2	(14,797,923)	(49,003,980)
Class 4	—	5,000

Total capital share transactions	(32,654,274)	(67,019,518)

Net increase (decrease) in net assets	22,185,867	(315,084,766)
Net assets:
Beginning of year	304,298,237	619,383,003

End of year	$326,484,104	$304,298,237

Undistributed net investment income included in net assets:
End of year	$11,425,179	$15,149,162

The accompanying notes are an integral part of these financial statements.

FGI-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Growth and Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2009, 74.75% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency

FGI-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2009. The joint repurchase agreement is valued at cost which approximates market value.

d. Equity-Linked Securities

The Fund may invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

e. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of

FGI-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	19,644	$180,736	16,555	$196,921
Shares issued in reinvestment of distributions	956,535	8,187,942	2,324,196	29,424,315
Shares redeemed	(3,016,988)	(26,225,029)	(4,003,019)	(47,641,774)

Net increase (decrease)	(2,040,809)	$(17,856,351)	(1,662,268)	$(18,020,538)

FGI-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2009		2008[a]
	Shares	Amount	Shares	Amount
Class 2 Shares:
Shares sold	951,710	$8,248,590	705,175	$8,223,845
Shares issued in reinvestment of distributions	784,890	6,640,173	2,262,180	28,254,634
Shares redeemed	(3,475,755)	(29,686,686)	(7,557,698)	(85,482,459)

Net increase (decrease)	(1,739,155)	$(14,797,923)	(4,590,343)	$(49,003,980)

Class 4 Shares:
Shares sold	—	—	353	$5,000

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with

FGI-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees (continued)

the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$20,500,338
2017	73,449,517

$93,949,855

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$14,828,273	$18,802,624
Long term capital gain	—	38,876,881

	$14,828,273	$57,679,505

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$295,365,380

Unrealized appreciation	$52,267,665
Unrealized depreciation	(21,477,158)

Net unrealized appreciation (depreciation)	$30,790,507

Distributable earnings – undistributed ordinary income	$11,652,754

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

FGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

5. INCOME TAXES (continued)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $143,789,887 and $162,317,498, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2009, the Fund had 12.46% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

FGI-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

9. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Discretionary	$10,559,462	$8,996,466	$—	$19,555,928
Energy	31,683,585	3,833,760	—	35,517,345
Health Care	32,526,980	3,086,250	—	35,613,230
Utilities	16,189,494	6,690,000	—	22,879,494
All Other Equity Investments[b]	179,492,275	—	—	179,492,275
Corporate Bonds	—	6,002,037	—	6,002,037
Convertible Bonds	—	14,785,718	—	14,785,718
Short Term Investments	—	12,309,860	—	12,309,860

Total Investments in Securities	$270,451,796	$55,704,091	$—	$326,155,887

aIncludes common and preferred stock as well as other equity investments.

bFor detailed industry descriptions, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

FGI-22

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Growth and Income Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

FGI-23

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Growth and Income Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates 58.64% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2009.

FGI-24

FRANKLIN HIGH INCOME SECURITIES FUND

This annual report for Franklin High Income Securities Fund covers the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+42.99%	+5.15%	+4.32%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Credit Suisse (CS) High Yield Index and the Lipper VIP High Current Yield Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: © 2009 Morningstar; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin High Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Franklin High Income Securities Fund seeks a high level of current income with capital appreciation as a secondary goal. The Fund normally invests primarily to predominantly in debt securities offering high yield and expected total return.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the CS High Yield Index, which had a +54.22% total return for the period under review.1 The Fund performed comparably to its peers, as measured by the +43.48% return of the Lipper VIP High Current Yield Funds Classification Average.2

Economic and Market Overview

The U.S. economy ended 2009 in much better shape than it began. Early in the period, the U.S. financial system was in crisis and consumer confidence fell to an all-time low. The financial system, however, avoided collapse, and financial markets stabilized in response to federal stimulus packages and the Federal Reserve Board’s (Fed’s) interventions.

Economic headwinds and benign inflation prompted policymakers to enact stimulus plans. During the period, the Fed kept the federal funds target rate in a range of 0% to 0.25%. The government implemented the American Recovery and Reinvestment Act, which included tax breaks, money for ailing state governments, aid to the poor and unemployed, and spending on infrastructure, renewable energy, health care and education. The Fed and U.S. Treasury Department also launched programs designed to shore up beleaguered banks’ capital, enable freer lending to businesses and consumers, help struggling home owners avoid foreclosure, and boost auto sales. Near period-end, the Fed assessed which of its support programs could be phased out.

In March, many investors reentered the stock market and started a rally that brought the major indexes off this cycle’s lows. Economic activity as measured by gross domestic product (GDP) turned from contraction to expansion. GDP registered annualized quarterly rates of -6.4%, -0.7%, 2.2% and an estimated 5.7% in 2009. These positive signs, however, were constrained by a rising unemployment rate, which stood

1. Source: © 2009 Morningstar.

2. Source: Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund invests primarily to predominantly in high yield, lower rated (junk) bonds, which generally have greater price swings and higher risk of default and loss of principal than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

at 10.0% by period-end.3 Economic challenges remain, such as stalled consumer confidence and job prospects for the unemployed as stimulus measures begin to wind down, but several reports pointed to a resumption of growth.

Many commodity prices generally rose as economic conditions improved. Oil prices moved up from $45 per barrel at the beginning of the period to $79 at year-end, still well below 2008 highs. Inflation remained muted, and December 2009’s inflation rate was an annualized -2.7%.3 Core inflation, which excludes food and energy costs, rose at a 1.8% annualized rate, which was within the Fed’s informal target range of 1.5% to 2.0%.3 The core personal consumption expenditures price index reported a 12-month increase of 1.5%.4

The spread between two-year and 10-year Treasury yields increased to 271 basis points (100 basis points equal one percentage point) at the end of December from 149 basis points at the beginning of the reporting period. The two-year Treasury bill yield rose from 0.76% to 1.14% over the 12-month period, while the 10-year Treasury note yield rose from 2.25% to 3.85%.

Investment Strategy

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise and use qualitative and quantitative analyses to evaluate companies. As bottom-up investors, we focus primarily on individual securities. We also consider sectors when choosing investments. In selecting securities for the Fund’s investment portfolio, we do not rely principally on ratings assigned by rating agencies, but perform our own independent analysis to evaluate an issuer’s creditworthiness. We consider a variety of factors, including an issuer’s experience and managerial strength, its sensitivity to economic conditions and its current financial condition.

Manager’s Discussion

The high yield bond market rebounded impressively in 2009 and generated a record return for the year ended December 31, 2009. Although the Fund did not keep pace with its benchmark, the CS High Yield Index, the Fund provided a strong absolute return, performing comparably to its peers as measured by the Lipper VIP High Current Yield Funds Classification Average. Despite a still very uncertain economic environment at the start of 2009, near-record-wide yield spread

3. Source: Bureau of Labor Statistics.

4. Source: Bureau of Economic Analysis.

premiums above U.S. Treasury securities began to attract investors to the high yield market and provide some stability to secondary market pricing. By the end of the first quarter, risk appetites had increased sufficiently to also buoy the U.S. equity market and begin a rally that lasted the remainder of the year, providing further support to the high yield market. With capital markets reopening, companies that had seemed to be on their way to defaulting due to near-term debt maturities got a reprieve. Many management teams seized the opportunity to refinance or repair balance sheets, thereby buying time for the overall economy to recover and improving the fundamental corporate picture. By year-end 2009, spread premiums had narrowed significantly, falling from 17.1 percentage points at the beginning of the period to 6.3 percentage points at the end.1

We mainly use a bottom-up security selection process to manage the Fund; however, we also draw on our research process to take economic conditions into account. For instance, although we maintained a fairly conservative risk positioning (beta) versus the benchmark index through late 2008, as we entered 2009, we sought to take advantage of depressed valuations by selectively adding some higher beta positions to the portfolio. However, our overall positioning relative to the index remained slightly defensive and therefore hindered relative results given the extreme market rally, but the repositioning helped us keep pace with our peer group. Furthering our top-down efforts, as is typical, we also drew on our fundamental research to drive the Fund’s industry positioning. Within that framework, we over- and underweighted certain industries relative to our benchmark index.

For example, we overweighted the broadcasting industry throughout the fiscal year despite concerns about advertising revenues.5 With severely depressed valuations for most industry participants, we saw better long-term value than market prices indicated. Fortunately, the industry was the best performing in the CS High Yield Index in 2009. Similarly, we overweighted our allocation to the chemicals industry, a typically deep cyclical area.6 We increased our holdings in this industry as the economic outlook improved during the year. Many chemicals companies were able to maintain healthy liquidity and cut costs during the economic downturn, which may boost profits when demand picks up. The chemicals industry outperformed the index during the year; therefore, our positioning benefited relative performance.

5. Broadcasting holdings are in media in the SOI.

6. Chemicals holdings are in materials in the SOI.

Top 10 Sectors/Industries

Franklin High Income Securities Fund 12/31/09

% of Total Net Assets
Energy	13.9%
Media	11.2%
Materials	11.0%
Telecommunication Services	8.3%
Utilities	8.0%
Health Care Equipment & Services	7.8%
Consumer Services	6.5%
Capital Goods	3.7%
Diversified Financials	3.5%
Food, Beverage & Tobacco	2.9%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Conversely, we maintained an underweighted allocation to the metals/minerals industry given our outlook for pressures on certain commodity prices.7 This positioning also benefited relative results as the industry underperformed the index.

While some of the Fund’s positioning enhanced relative performance versus the benchmark index, certain weightings had a negative effect. For example, we took a cautious view of future consumer spending given historically high unemployment during the year. This stance, coupled with our view of a general lack of downside protection offered by companies in the consumer and retail industries versus valuations in the market, led us to underweight these areas.8 Although actual earnings results did not necessarily exceed market expectations, these industries participated in the market rally. In addition, investors’ bias toward higher beta names helped propel these industries to outperform the overall index. Given our underweighted allocations to these sectors, relative performance suffered. Toward the other end of the risk spectrum, we remained overweighted in the utilities sector, although we reduced our exposure during the Fund’s fiscal year. Mainly due to its typically lower beta, the sector underperformed the benchmark, and our positioning was a drag on relative results.

Thank you for your participation in Franklin High Income Securities Fund. We look forward to serving your future investment needs.

7. Metals and minerals holdings are in materials in the SOI.

8. Consumer holdings are in consumer durables and apparel, and consumer services in the SOI. Retail holdings are in retailing in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of

December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin High Income Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,174.50	$3.40
Hypothetical (5% return before expenses)	$1,000	$1,022.08	$3.16

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.62%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin High Income Securities Fund

	Year Ended December 31,
Class 1	2009		2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$4.68		$6.72	$6.96	$6.82	$6.99

Income from investment operations[a]:
Net investment income[b]	0.46		0.50	0.51	0.49	0.48
Net realized and unrealized gains (losses)	1.50		(1.92)	(0.30)	0.12	(0.23)

Total from investment operations	1.96		(1.42)	0.21	0.61	0.25

Less distributions from net investment income	(0.38)		(0.62)	(0.45)	(0.47)	(0.42)

Net asset value, end of year	$6.26		$4.68	$6.72	$6.96	$6.82

Total return[c]	42.99%		(23.16)%	3.02%	9.48%	3.72%
Ratios to average net assets
Expenses before expense reduction	0.63%		0.66%	0.61%	0.64%	0.60%
Expenses net of expense reduction	0.63%	[d]	0.66% [d]	0.61% [d]	0.63%	0.60% [d]
Net investment income	8.33%		8.30%	7.38%	7.14%	6.96%

Supplemental data
Net assets, end of year (000’s)	$48,855		$38,225	$61,286	$77,641	$87,814
Portfolio turnover rate	26.41%		21.75%	40.65%	37.99%	47.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

	Year Ended December 31,
Class 2	2009		2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$4.59		$6.60	$6.85	$6.71	$6.90

Income from investment operations[a]:
Net investment income[b]	0.44		0.47	0.48	0.46	0.45
Net realized and unrealized gains (losses)	1.47		(1.88)	(0.29)	0.13	(0.23)

Total from investment operations	1.91		(1.41)	0.19	0.59	0.22

Less distributions from net investment income	(0.37)		(0.60)	(0.44)	(0.45)	(0.41)

Net asset value, end of year	$6.13		$4.59	$6.60	$6.85	$6.71

Total return[c]	42.70%		(23.38)%	2.72%	9.36%	3.31%
Ratios to average net assets
Expenses before expense reduction	0.88%		0.91%	0.86%	0.89%	0.85%
Expenses net of expense reduction	0.88%	[d]	0.91% [d]	0.86% [d]	0.88%	0.85% [d]
Net investment income	8.08%		8.05%	7.13%	6.89%	6.71%

Supplemental data
Net assets, end of year (000’s)	$198,567		$84,396	$155,777	$166,318	$139,413
Portfolio turnover rate	26.41%		21.75%	40.65%	37.99%	47.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$4.67	$6.55

Income from investment operations[b]:
Net investment income[c]	0.45	0.39
Net realized and unrealized gains (losses)	1.48	(1.65)

Total from investment operations	1.93	(1.26)

Less distributions from net investment income	(0.38)	(0.62)

Net asset value, end of year	$6.22	$4.67

Total return[d]	42.36%	(21.34)%
Ratios to average net assets[e]
Expenses[f]	0.98%	1.01%
Net investment income	7.98%	7.95%

Supplemental data
Net assets, end of year (000’s)	$15,105	$2,244
Portfolio turnover rate	26.41%	21.75%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
[b,c]Senior Floating Rate Interests 1.6%
Consumer Services 0.2%
OSI Restaurant Partners LLC (Outback),
Pre-Funded Revolving Credit, 0.074% - 2.563%, 6/14/13	United States	54,086	$44,312
Term Loan B, 2.563% - 4.50%, 6/14/14	United States	635,607	520,744

			565,056

Materials 0.6%
Novelis Corp., U.S. Term Loan, 2.24% - 2.26%, 7/07/14	United States	1,583,818	1,452,022

Media 0.3%
Univision Communications Inc., Initial Term Loan, 2.501%, 9/29/14	United States	1,000,000	872,500

Utilities 0.5%
Dynegy Holdings Inc.,
Term L/C Facility, 3.99%, 4/02/13	United States	1,386,133	1,331,843
Term Loan B, 3.99%, 4/02/13	United States	111,584	107,213

			1,439,056

Total Senior Floating Rate Interests (Cost $4,370,441)			4,328,634

Corporate Bonds 93.7%
Automobiles & Components 2.7%
[d]American Axle & Manufacturing Holdings Inc., senior secured note, 144A, 1/15/17	United States	500,000	510,000
Ford Motor Credit Co. LLC,
7.80%, 6/01/12	United States	1,500,000	1,516,948
senior note, 9.875%, 8/10/11	United States	3,200,000	3,360,000
[d]TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17	United States	1,700,000	1,657,500

			7,044,448

Banks 0.8%
[e]Wells Fargo Capital XV, pfd., 9.75%, Perpetual	United States	2,000,000	2,150,000

Capital Goods 3.7%
[d]Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15	United States	2,200,000	2,321,000
Case New Holland Inc., senior note,
7.125%, 3/01/14	United States	2,000,000	2,040,000
[d]144A, 7.75%, 9/01/13	United States	300,000	308,250
Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15	United States	600,000	498,750
RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14	United States	2,000,000	2,015,000
[d]RSC Equipment Rental/RSC Holdings, senior note, 144A, 10.25%, 11/15/19	United States	2,500,000	2,521,875

			9,704,875

Commercial & Professional Services 2.0%
ARAMARK Corp., senior note, 8.50%, 2/01/15	United States	2,000,000	2,070,000
[d]Casella Waste Systems Inc., senior secured note, 144A, 11.00%, 7/15/14	United States	900,000	978,750
Clean Harbors Inc., senior secured note, 7.625%, 8/15/16	United States	500,000	509,375
[f,g]Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	191
[d,h]JohnsonDiversey Holdings Inc., senior note, 144A, PIK, 10.50%, 5/15/20	United States	1,600,000	1,616,000

			5,174,316

Consumer Durables & Apparel 2.7%
Hanesbrands Inc., senior note, 8.00%, 12/15/16	United States	400,000	409,500
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	2,200,000	2,205,500
Jostens IH Corp., senior sub. note, 7.625%, 10/01/12	United States	2,100,000	2,121,000
KB Home, senior note, 6.25%, 6/15/15	United States	1,600,000	1,500,000
[d]Norcraft Cos. LP, senior secured note, 144A, 10.50%, 12/15/15	United States	900,000	927,000

			7,163,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin High Income Securities Fund	Country	Principal Amount[a]		Value
Corporate Bonds (continued)
Consumer Services 6.3%
[d,f]Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15	United States	1,700,000		$25,500
[d]Harrah’s Operating Co. Inc., senior secured note, 144A, 11.25%, 6/01/17	United States	500,000		525,625
[d]Harrah’s Operating Escrow, senior secured note, 144A, 11.25%, 6/01/17	United States	2,500,000		2,628,125
MGM MIRAGE, senior note,
6.625%, 7/15/15	United States	2,500,000		1,956,250
6.875%, 4/01/16	United States	600,000		460,500
[d]Norwegian Cruise Line Ltd., senior secured note, 144A, 11.75%, 11/15/16	United States	2,000,000		1,970,000
[d]Pinnacle Entertainment Inc., senior note, 144A, 8.625%, 8/01/17	United States	2,200,000		2,255,000
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	1,500,000		1,402,500
Speedway Motorsports Inc., senior note, 8.75%, 6/01/16	United States	1,900,000		2,014,000
Starwood Hotels & Resorts Worldwide Inc., senior note, 6.75%, 5/15/18	United States	1,500,000		1,511,250
[f]Station Casinos Inc., senior note, 6.00%, 4/01/12	United States	300,000		46,875
senior note, 7.75%, 8/15/16	United States	1,000,000		161,250
senior sub. note, 6.50%, 2/01/14	United States	100,000		1,000
senior sub. note, 6.875%, 3/01/16	United States	1,000,000		10,000
[d]Universal City Development, senior note, 144A, 8.875%, 11/15/15	United States	1,300,000		1,278,875
senior sub. note, 144A, 10.875%, 11/15/16	United States	200,000		201,500

				16,448,250

Diversified Financials 3.3%
Citigroup Inc., senior note, 6.375%, 8/12/14	United States	2,000,000		2,095,894
[d]GMAC LLC, senior note, 144A, 6.875%, 8/28/12	United States	4,049,000		4,008,510
[e]JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual	United States	1,500,000		1,552,251
[f]Lehman Brothers Holdings Inc., senior note, 6.20%, 9/26/14	United States	2,300,000		460,000
[d,h]Wind Acquisition Holding, senior note, 144A, PIK, 12.25%, 7/15/17	Italy	400,000	EUR	547,291

				8,663,946

Energy 13.9%
[d]Antero Resources Finance, senior note, 144A, 9.375%, 12/01/17	United States	1,100,000		1,127,500
[d]Arch Coal Inc., senior note, 144A, 8.75%, 8/01/16	United States	400,000		425,000
Berry Petroleum Co., senior note, 10.25%, 6/01/14	United States	1,400,000		1,529,500
Chesapeake Energy Corp., senior note, 6.25%, 1/15/18	United States	3,700,000		3,570,500
Compagnie Generale de Geophysique-Veritas, senior note,
7.50%, 5/15/15	France	800,000		798,000
7.75%, 5/15/17	France	1,200,000		1,197,000
Concho Resources Inc., senior note, 8.625%, 10/01/17	United States	800,000		844,000
El Paso Corp., senior note,
12.00%, 12/12/13	United States	400,000		471,000
6.875%, 6/15/14	United States	2,000,000		2,008,522
[b]Enterprise Products Operating LLC, junior sub. note, FRN, 7.034%, 1/15/68	United States	1,900,000		1,745,843
[d]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	1,500,000		1,476,300
[d]General Maritime Corp., senior note, 144A, 12.00%, 11/15/17	United States	1,100,000		1,150,875
[d]Holly Corp., senior note, 144A, 9.875%, 6/15/17	United States	700,000		740,250
Mariner Energy Inc., senior note, 7.50%, 4/15/13	United States	2,100,000		2,100,000
MarkWest Energy Partners LP, senior note, 6.875%, 11/01/14	United States	2,200,000		2,112,000
[d]OPTI Canada Inc., senior secured note, 144A, 9.00%, 12/15/12	Canada	700,000		719,250
Peabody Energy Corp., senior note, B, 6.875%, 3/15/13	United States	2,000,000		2,032,500
Petrohawk Energy Corp., senior note, 7.875%, 6/01/15	United States	1,800,000		1,827,000
[d]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	2,100,000		1,969,129
Plains Exploration & Production Co., senior note, 7.625%, 6/01/18	United States	2,200,000		2,260,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
Corporate Bonds (continued)
Energy (continued)
Quicksilver Resources Inc., senior note,
8.25%, 8/01/15	United States	2,000,000	$2,060,000
9.125%, 8/15/19	United States	300,000	313,500
[d]SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18	United States	2,000,000	1,975,000
8.75%, 1/15/20	United States	300,000	301,500
Tesoro Corp., senior note, 6.50%, 6/01/17	United States	2,000,000	1,870,000

			36,624,669

Food & Staples Retailing 1.2%
Rite Aid Corp., senior secured note, 9.75%, 6/12/16	United States	1,500,000	1,635,000
SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	1,500,000	1,530,000

			3,165,000

Food, Beverage & Tobacco 2.9%
[d]Alliance One International Inc., senior note, 144A, 10.00%, 7/15/16	United States	400,000	422,000
[d]CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	United States	1,200,000	1,242,000
[d]Cott Beverages Inc., senior note, 144A, 8.375%, 11/15/17	United States	900,000	931,500
[d]Dole Food Co. Inc., senior note, 144A, 13.875%, 3/15/14	United States	1,118,000	1,349,985
[d]JBS USA LLC, senior note, 144A, 11.625%, 5/01/14	United States	2,100,000	2,409,750
[d]Pinnacle Foods Finance LLC, senior note, 144A, 9.25%, 4/01/15	United States	1,300,000	1,326,000

			7,681,235

Health Care Equipment & Services 7.8%
DaVita Inc., senior sub. note, 7.25%, 3/15/15	United States	2,000,000	2,015,000
FMC Finance III SA, senior note, 6.875%, 7/15/17	Germany	2,200,000	2,194,500
[d]Fresenius US Finance II, senior note, 144A, 9.00%, 7/15/15	Germany	1,000,000	1,105,000
HCA Inc., senior secured note, 9.125%, 11/15/14	United States	4,000,000	4,230,000
[d]144A, 7.875%, 2/15/20	United States	1,500,000	1,565,625
Tenet Healthcare Corp., senior note, 7.375%, 2/01/13	United States	2,400,000	2,418,000
[h]United Surgical Partners International Inc., senior sub. note, PIK, 9.25%, 5/01/17	United States	2,300,000	2,357,500
[b,h]US Oncology Holdings Inc., senior note, PIK, FRN, 6.428%, 3/15/12	United States	2,688,000	2,526,720
Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14	United States	2,000,000	2,082,500

			20,494,845

Materials 10.4%
Ball Corp., senior note, 7.125%, 9/01/16	United States	2,200,000	2,266,000
7.375%, 9/01/19	United States	300,000	309,750
[d]Clearwater Paper Corp., senior note, 144A, 10.625%, 6/15/16	United States	1,900,000	2,130,375
Crown Americas Inc., senior note, 7.75%, 11/15/15	United States	1,900,000	1,976,000
Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%, 4/01/17	United States	1,700,000	1,864,052
Huntsman International LLC, senior sub. note, 7.875%, 11/15/14	United States	2,000,000	1,965,000
[d]Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	1,800,000	1,219,500
[d]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	2,200,000	2,211,000
Nalco Co., [d]senior note, 144A, 8.25%, 5/15/17	United States	100,000	106,750
senior sub. note, 8.875%, 11/15/13	United States	1,700,000	1,759,500
NewPage Corp., senior secured note, 10.00%, 5/01/12	United States	500,000	360,000
[d]144A, 11.375%, 12/31/14	United States	1,700,000	1,725,500
[d]Novelis Inc., senior note, 144A, 11.50%, 2/15/15	Canada	700,000	753,375

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
Corporate Bonds (continued)
Materials (continued)
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	2,000,000	$2,025,000
Solo Cup Co., [d]senior secured note, 144A, 10.50%, 11/01/13	United States	400,000	425,000
senior sub. note, 8.50%, 2/15/14	United States	2,000,000	1,965,000
Solutia Inc., senior note, 8.75%, 11/01/17	United States	600,000	628,500
Teck Resources Ltd., senior secured note, 10.75%, 5/15/19	Canada	1,700,000	2,040,000
Weyerhaeuser Co., senior note, 7.375%, 10/01/19	United States	1,400,000	1,465,563

			27,195,865

Media 10.9%
Cablevision Systems Corp., senior note, [d]144A, 8.625%, 9/15/17	United States	1,000,000	1,046,250
B, 8.00%, 4/15/12	United States	700,000	743,750
[d]CCH II LLC/CCH II Capital Corp., senior note, 144A, 13.50%, 11/30/16	United States	2,566,823	3,009,600
[d]Clear Channel Worldwide Holdings Inc., senior note, A, 144A, 9.25%, 12/15/17	United States	300,000	307,500
B, 144A, 9.25%, 12/15/17	United States	1,100,000	1,138,500
[d]CSC Holdings Inc., senior note, 144A, 8.50%, 4/15/14	United States	500,000	535,000
[f,i]Dex Media Inc., senior disc. note, 9.00%, 11/15/13	United States	700,000	180,250
senior note, B, 8.00%, 11/15/13	United States	2,300,000	592,250
DIRECTV Holdings LLC, senior note, 7.625%, 5/15/16	United States	1,800,000	1,969,011
EchoStar DBS Corp., senior note, 7.125%, 2/01/16	United States	2,500,000	2,565,625
Lamar Media Corp., senior sub. note, 7.25%, 1/01/13	United States	2,000,000	2,005,000
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	2,000,000	1,915,000
LIN Television Corp., senior sub. note, 6.50%, 5/15/13	United States	2,000,000	1,940,000
Quebecor Media Inc., senior note, 7.75%, 3/15/16	Canada	2,000,000	2,005,000
[i]Radio One Inc., senior sub. note, 6.375%, 2/15/13	United States	2,000,000	1,477,500
[d]Sinclair Television Group Inc., senior secured note, 144A, 9.25%, 11/01/17	United States	2,000,000	2,090,000
[d,h]Univision Communications Inc., senior note, 144A, PIK, 10.50%, 3/15/15	United States	315,750	278,255
[d]UPC Germany GmbH, senior secured bond, 144A, 8.125%, 12/01/17	Germany	1,500,000	1,522,500
[d]UPC Holding BV, senior note, 144A, 9.875%, 4/15/18	Netherlands	1,500,000	1,535,475
[d]WMG Acquisition Corp., senior secured note, 144A, 9.50%, 6/15/16	United States	1,600,000	1,722,000

			28,578,466

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
[d]Talecris Biotherapeutics Holdings Corp., senior note, 144A, 7.75%, 11/15/16	United States	1,500,000	1,530,000

Real Estate 1.7%
[d]FelCor Lodging Trust Inc., senior secured note, 144A, 10.00%, 10/01/14	United States	2,300,000	2,331,625
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	2,000,000	1,800,000
6.50%, 2/01/17	United States	300,000	229,500

			4,361,125

Retailing 1.5%
Dollar General Corp., senior note, 10.625%, 7/15/15	United States	1,622,000	1,804,475
Michaels Stores Inc., senior note, 10.00%, 11/01/14	United States	2,200,000	2,288,000

			4,092,475

Semiconductors & Semiconductor Equipment 1.1%
[d]Advanced Micro Devices Inc., senior note, 144A, 8.125%, 12/15/17	United States	500,000	500,625
Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14	United States	2,500,000	2,306,250

			2,806,875

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
Corporate Bonds (continued)
Software & Services 1.4%
First Data Corp., senior note, 9.875%, 9/24/15	United States	1,100,000	$1,031,250
SunGard Data Systems Inc., senior sub. note, 10.25%, 8/15/15	United States	2,600,000	2,782,000

			3,813,250

Technology Hardware & Equipment 1.5%
Jabil Circuit Inc., senior note, 7.75%, 7/15/16	United States	1,200,000	1,266,000
Sanmina-SCI Corp., [b,d]senior note, 144A, FRN, 3.004%, 6/15/14	United States	1,000,000	922,500
senior sub. note, 6.75%, 3/01/13	United States	1,200,000	1,189,500
[d]ViaSat Inc., senior note, 144A, 8.875%, 9/15/16	United States	500,000	525,000

			3,903,000

Telecommunication Services 8.3%
[d]CC Holdings GS V LLC, senior secured note, 144A, 7.75%, 5/01/17	United States	200,000	214,000
Crown Castle International Corp., senior bond, 7.125%, 11/01/19	United States	100,000	99,500
senior note, 9.00%, 1/15/15	United States	2,000,000	2,140,000
[d]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	2,000,000	1,967,500
Intelsat Subsidiary Holding Co. Ltd., senior note, 8.50%, 1/15/13	Bermuda	2,000,000	2,050,000
[d]144A, 8.875%, 1/15/15	Bermuda	1,000,000	1,035,000
MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14	United States	2,500,000	2,543,750
Millicom International Cellular SA, senior note, 10.00%, 12/01/13	Luxembourg	2,200,000	2,288,000
Qwest Communications International Inc., senior note, B, 7.50%, 2/15/14	United States	2,200,000	2,219,250
Qwest Corp., senior note, 8.375%, 5/01/16	United States	1,800,000	1,939,500
[d]SBA Telecommunications Inc., senior note, 144A, 8.25%, 8/15/19	United States	800,000	852,000
Sprint Nextel Corp., senior note, 8.375%, 8/15/17	United States	1,500,000	1,537,500
[d]Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15	Italy	2,025,000	2,176,875
[d]Windstream Corp., senior note, 144A, 7.875%, 11/01/17	United States	700,000	694,750

			21,757,625

Transportation 1.5%
[d]Ceva Group PLC, senior secured note, 144A, 10.00%, 9/01/14	United Kingdom	2,000,000	1,880,979
11.625%, 10/01/16	United Kingdom	200,000	206,250
[d]Delta Air Lines Inc., senior secured note, 144A, 9.50%, 9/15/14	United States	1,700,000	1,776,500

			3,863,729

Utilities 7.5%
The AES Corp., senior note, 8.00%, 10/15/17	United States	2,000,000	2,062,500
Ameren Corp., senior note, 8.875%, 5/15/14	United States	1,900,000	2,136,073
CMS Energy Corp., senior note, 8.75%, 6/15/19	United States	2,000,000	2,199,084
Dynegy Holdings Inc., senior note, 8.375%, 5/01/16	United States	1,000,000	955,000
Edison Mission Energy, senior note, 7.00%, 5/15/17	United States	2,300,000	1,828,500
[d]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	2,000,000	2,095,000
Mirant North America LLC, senior note, 7.375%, 12/31/13	United States	1,900,000	1,888,125
NRG Energy Inc., senior note, 7.25%, 2/01/14	United States	700,000	710,500
7.375%, 2/01/16	United States	2,600,000	2,609,750
Texas Competitive Electric Holdings Co. LLC, senior note, A, 10.25%, 11/01/15	United States	4,000,000	3,260,000

			19,744,532

Total Corporate Bonds (Cost $240,230,309)			245,961,526

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin High Income Securities Fund	Country	Shares	Value
Preferred Stocks (Cost $214,420) 0.2%
Diversified Financials 0.2%
[d]GMAC Inc., 7.00%, pfd., 144A	United States	604	$398,150

Total Investments before Short Term Investments (Cost $244,815,170)			250,688,310

		Principal Amount[a]
Short Term Investments (Cost $7,453,841) 2.8%
Repurchase Agreements 2.8%
[j]Joint Repurchase Agreement, 0.003%, 1/04/10 (Maturity Value $7,453,844)	United States	7,453,841	7,453,841

Banc of America Securities LLC (Maturity Value $875,752)

BNP Paribas Securities Corp. (Maturity Value $1,751,429)

Credit Suisse Securities (USA) LLC (Maturity Value $1,459,612)

Deutsche Bank Securities Inc. (Maturity Value $447,901)

HSBC Securities (USA) Inc. (Maturity Value $1,459,612)

Morgan Stanley & Co. Inc. (Maturity Value $1,167,645)

UBS Securities LLC (Maturity Value $291,893)

Collateralized by U.S. Government Agency Securities, 0.50% - 7.625%, 3/30/10 - 2/09/28; [k]U.S. Government Agency Discount Notes, 9/21/10; [k]U.S. Treasury Bills, 8/26/10 - 12/16/10; and U.S. Treasury Notes, 0.875% - 4.25%, 5/31/11 - 11/15/14

Total Investments (Cost $252,269,011) 98.3%			258,142,151
Other Assets, less Liabilities 1.7%			4,384,758

Net Assets 100.0%			$262,526,909

aThe principal amount is stated in U.S. dollars unless otherwise indicated.

bThe coupon rate shown represents the rate at period end.

cSee Note 1(e) regarding senior floating rate interests.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2009, the aggregate value of these securities was $85,380,799, representing 32.52% of net assets.

ePerpetual security with no stated maturity date.

fSee Note 7 regarding defaulted securities.

gSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2009, the value of this security was $191, representing less than 0.01% of net assets.

hIncome may be received in additional securities and/or cash.

iSee Note 9 regarding other considerations.

jSee Note 1(c) regarding joint repurchase agreement.

kThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin High Income Securities Fund

At December 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	389,500	$567,852	12/15/10	$11,214	$—

*In U.S. dollars unless otherwise indicated.

See Abbreviations on page FH-30.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Franklin High Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$244,815,170
Cost - Repurchase agreements	7,453,841

Total cost of investments	$252,269,011

Value - Unaffiliated issuers	$250,688,310
Value - Repurchase agreements	7,453,841

Total value of investments	258,142,151
Cash	10,622
Receivables:
Investment securities sold	4,331
Capital shares sold	241,458
Interest	4,468,305
Unrealized appreciation on forward exchange contracts	11,214
Other assets	19

Total assets	262,878,100

Liabilities:
Payables:
Capital shares redeemed	40,531
Affiliates	208,031
Reports to shareholders	65,850
Professional fees	30,806
Accrued expenses and other liabilities	5,973

Total liabilities	351,191

Net assets, at value	$262,526,909

Net assets consist of:
Paid-in capital	$350,491,444
Undistributed net investment income	15,889,751
Net unrealized appreciation (depreciation)	5,884,351
Accumulated net realized gain (loss)	(109,738,637)

Net assets, at value	$262,526,909

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2009

Franklin High Income Securities Fund
Class 1:
Net assets, at value	$48,855,037

Shares outstanding	7,802,944

Net asset value and maximum offering price per share	$6.26

Class 2:
Net assets, at value	$198,567,304

Shares outstanding	32,405,636

Net asset value and maximum offering price per share	$6.13

Class 4:
Net assets, at value	$15,104,568

Shares outstanding	2,426,704

Net asset value and maximum offering price per share	$6.22

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Franklin High Income Securities Fund
Investment income:
Dividends	$37,653
Interest	18,080,767

Total investment income	18,118,420

Expenses:
Management fees (Note 3a)	1,133,912
Distribution fees: (Note 3c)
Class 2	376,283
Class 4	27,409
Unaffiliated transfer agent fees	632
Custodian fees (Note 4)	2,734
Reports to shareholders	72,450
Professional fees	40,484
Trustees’ fees and expenses	1,160
Other	19,650

Total expenses	1,674,714
Expense reductions (Note 4)	(20)

Net expenses	1,674,694

Net investment income	16,443,726

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(6,279,892)
Foreign currency transactions	5,511

Net realized gain (loss)	(6,274,381)

Net change in unrealized appreciation (depreciation) on:
Investments	60,030,935
Translation of other assets and liabilities denominated in foreign currencies	11,211

Net change in unrealized appreciation (depreciation)	60,042,146

Net realized and unrealized gain (loss)	53,767,765

Net increase (decrease) in net assets resulting from operations	$70,211,491

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin High Income Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$16,443,726	$14,147,619
Net realized gain (loss) from investments and foreign currency transactions	(6,274,381)	(12,094,569)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	60,042,146	(44,020,341)

Net increase (decrease) in net assets resulting from operations	70,211,491	(41,967,291)

Distributions to shareholders from net investment income:
Class 1	(2,944,930)	(5,331,940)
Class 2	(10,742,997)	(12,613,674)
Class 4	(471,677)	(40,112)

Total distributions to shareholders	(14,159,604)	(17,985,726)

Capital share transactions: (Note 2)
Class 1	(2,028,103)	(5,364,101)
Class 2	72,968,916	(29,589,130)
Class 4	10,669,989	2,707,846

Total capital share transactions	81,610,802	(32,245,385)

Net increase (decrease) in net assets	137,662,689	(92,198,402)
Net assets:
Beginning of year	124,864,220	217,062,622

End of year	$262,526,909	$124,864,220

Undistributed net investment income included in net assets:
End of year	$15,889,751	$13,449,168

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin High Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2009, 85.48% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2009. The joint repurchase agreement is valued at cost which approximates market value.

d. Derivative Financial Instruments

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.

See Note 8 regarding other derivative information.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

f. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	682,625	$3,526,494	714,258	$4,273,846
Shares issued in reinvestment of distributions	549,427	2,944,930	864,172	5,331,940
Shares redeemed	(1,598,576)	(8,499,527)	(2,530,790)	(14,969,887)

Net increase (decrease)	(366,524)	$(2,028,103)	(952,360)	$(5,364,101)

Class 2 Shares:
Shares sold	22,446,477	$116,193,323	4,825,096	$27,974,845
Shares issued in reinvestment of distributions	2,046,285	10,742,997	2,081,464	12,613,674
Shares redeemed	(10,479,398)	(53,967,404)	(12,129,167)	(70,177,649)

Net increase (decrease)	14,013,364	$72,968,916	(5,222,607)	$(29,589,130)

Class 4 Shares:
Shares sold	1,889,708	$10,380,779	481,696	$2,702,636
Shares issued on reinvestment of distributions	88,329	471,677	6,424	39,636
Shares redeemed	(32,164)	(182,467)	(7,289)	(34,426)

Net increase (decrease)	1,945,873	$10,669,989	480,831	$2,707,846

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	over $100 million, up to and including $250 million
0.450%	over $250 million, up to and including $7.5 billion
0.440%	over $7.5 billion, up to and including $10 billion
0.430%	over $10 billion, up to and including $12.5 billion
0.420%	over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2010	$46,366,314
2011	24,711,916
2012	9,009,590
2013	6,321,190
2014	40,420
2015	4,493,289
2016	8,150,741
2017	10,612,332

$109,705,792

On December 31, 2009, the Fund had expired capital loss carryforwards of $14,152,532, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	2009	2008

Distributions paid from ordinary income	$14,159,604	$17,985,726

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

5. INCOME TAXES (continued)

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$252,975,447

Unrealized appreciation	$14,818,571
Unrealized depreciation	(9,651,867)

Net unrealized appreciation (depreciation)	$5,166,704

Distributable earnings – undistributed ordinary income	$16,914,159

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, payments-in-kind, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $134,724,489 and $49,397,783, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2009, the Fund had 90.45% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2009, the aggregate value of these securities was $1,477,316 representing 0.56% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. OTHER DERIVATIVE INFORMATION

At December 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$11,214	Unrealized depreciation on forward exchange contracts	$—

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

8. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2009, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year Ended December 31, 2009	Change in Unrealized Appreciation (Depreciation) for the Year Ended December 31, 2009	Average Notional Amount Outstanding During the Year[a]
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions/Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$—	$11,214	32,229

a Notional amount represents the U.S. dollar equivalent based on the foreign exchange rate at the time of contract entry.

See Note 1(d) regarding derivative financial instruments.

9. OTHER CONSIDERATIONS

From time to time, officers, directors or employees of the Fund’s Investment Manager may have discussions or enter into agreements with issuers, underwriters or creditors’ committees which, pursuant to the Fund’s policies and requirements of applicable securities laws, could prevent the Fund from trading in the securities of such company for limited or extended periods of time.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments[a]	$—	$398,150	$—	$398,150
Senior Floating Rate Interests	—	4,328,634	—	4,328,634
Corporate Bonds & Notes	—	245,961,335	191	245,961,526
Short Term Investments	—	7,453,841	—	7,453,841

Total Investments in Securities	$—	$258,141,960	$191	$258,142,151

Forward Exchange Contracts	—	11,214	—	11,214

aIncludes preferred stock

At December 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, was as follows:

	Balance at Beginning of Year	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfer In (Out) of Level 3	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets
Equity Investments Diversified Financials	$214,420	$—	$—	$—	$(214,420)	$—	$—
Corporate Bonds	466	(2,561,864)	2,618,308	(56,719)	—	191	—

Total	$214,886	$(2,561,864)	$2,618,308	$(56,719)	$(214,420)	$191	$—

12. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Counterparty	Currency	Selected Portfolio
DBAB - Deutsche Bank AG	EUR - Euro	FRN - Floating Rate Note
L/C - Letter of Credit
PIK - Payment-In-Kind

Franklin Templeton Variable Insurance Products Trust

Franklin High Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

FRANKLIN INCOME SECURITIES FUND

We are pleased to bring you Franklin Income Securities Fund’s annual report for the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+35.88%	+3.78%	+8.14%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Barclays Capital (BC) U.S. Aggregate Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund may invest in equity and debt securities and may invest all of its assets in below investment-grade debt securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its equity benchmark, the S&P 500, which had a +26.46% total return, and also outperformed its fixed income benchmark, the BC U.S. Aggregate Index, which had a +5.93% total return for the same period.1

Economic and Market Overview

The U.S. economy ended 2009 in much better shape than it began. Economic challenges remain, such as stalled consumer confidence and job prospects for the unemployed as stimulus measures wind down. However, several reports pointed to improving economic conditions. In the year’s second half, corporate profit growth was higher than earlier estimates, which may allow businesses to build inventory following a long period of inventory drawdowns.

Throughout the year, the Federal Open Market Committee kept monetary policy unchanged, announcing it intends to hold the federal funds target rate in the 0% to 0.25% range “for an extended period” as it lays the groundwork for an eventual tightening of monetary policy. Late in the period, the labor market improved somewhat as the economy lost fewer jobs than expected and the unemployment rate fell slightly, dropping from a period high of 10.2% in October to 10.0% at period-end.2

U.S. gross domestic product grew at a 2.2% annualized rate in 2009’s third quarter after shrinking by 0.7% in the prior three months. This was the first expansion since 2008’s second quarter. As economic conditions improved, oil prices increased from $45 per barrel in December 2008 to $79 at year-end, still well below 2008 highs. December’s inflation rate was an annualized 2.7%.2 Core inflation, which excludes food and energy costs, rose at a 1.8% annualized rate, which was within the Federal Reserve Board’s (Fed’s) informal target range of 1.5% to 2.0%.2

Most stocks suffered significant losses through early March 2009 as investors worried about an uncertain future. Stocks then recovered from

1. Source: © 2009 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Changes in the financial strength of a debt issuer or in the rating of its securities may affect the securities’ value and, as a result, impact Fund performance. Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may invest all of its assets in high yield, lower rated (junk) bonds, which generally have greater price swings and higher risk of default and loss of principal than investment-grade bonds. Foreign investing involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

12-year lows as economic data improved and investors perceived many bargains among the bear market fallout. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average delivered a total return of +22.68%, while the broader S&P 500 posted a +26.46% total return and the technology-heavy NASDAQ Composite Index returned +45.32%.1 All sectors posted gains for the period, with the strongest returns from the information technology, materials and consumer discretionary sectors.

During the period, long-term interest rates rose as the economy began to recover and the financial system moved away from the turmoil that engulfed markets beginning in the second half of 2008. Ten-year U.S. Treasury yields increased from 2.25% on December 31, 2008, to 3.85% on December 31, 2009. Short-term rates remained very low throughout the year influenced in large part by the Fed’s maintaining a range of 0% to 0.25% for the federal funds target rate.

Despite the modest increase in long-term interest rates during the period, corporate bonds rallied as credit spreads contracted from the extremely elevated levels on December 31, 2008. Investment-grade corporate bond spreads fell from 555 basis points (bps; 100 basis points equal one percentage point) to 172 bps while high yield corporate bond credit spreads declined from 1,706 bps to 634 bps on December 31, 2009.3

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

The Fund experienced strong gains across its equity and fixed income holdings with high yield and investment-grade corporate bonds contributing significantly to returns.

3. Sources: Barclays Capital; Credit Suisse.

Within fixed income, corporate bonds — particularly high yield bonds — surged during the year as companies that survived the credit crisis began to access the capital markets. Two of the Fund’s largest holdings at the start of the year, Ford Motor Credit Company (FMCC) and General Motors Acceptance Corp. (GMAC), advanced as these automotive finance companies maintained access to funding. Additionally, the overall automotive sector improved partly due to government involvement either directly in the case of the General Motors restructuring or through the “cash for clunkers” program, which helped stimulate auto industry sales. Bonds and hybrid securities from J.P. Morgan Chase, Bank of America and Morgan Stanley appreciated as the financial system stabilized and banks began to rebuild their capital positions.

Energy sector holdings also recovered sharply with strong gains realized by companies involved in the oil and gas production and pipeline business including Chesapeake Energy, PetroHawk Energy, Plains Exploration & Production and El Paso. As the economy emerged from recession, commodity prices improved and helped drive positive results and a more favorable outlook for companies in the sector.

Positions in electric utility and power generation companies Dynegy Holdings, Energy Futures Holdings (formerly, TXU) and Reliant Energy gained as business stabilized and credit spreads tightened. For many of these holdings, significant price increases provided us with an opportunity for profit-taking, and we sold Sempra Energy, Dominion Resources and Illinois Power bonds.

Stable financial performance and optimism regarding potential health care reform and the easing of bad debt expense related to uninsured patients helped drive gains for hospital operators Tenet Healthcare, HCA and Community Health Systems.

Within equities and convertible securities, several sectors and individual companies contributed to the Fund’s income and total return, while many dividend-paying stocks lagged the broader market’s rapid gains.

With a strong recovery in credit and equity markets, convertible securities delivered substantial gains, and the Fund’s holdings in convertible bonds and convertible preferred stocks were strong contributors to overall performance. Real estate-related holdings Vornado Realty Trust (sold by period-end) and Duke Realty advanced as property and real estate financing markets began to recover. Financial sector holdings including Bank of America and Wells Fargo convertible preferred stocks appreciated as bank credit spreads tightened and the risk of bank failures subsided.

Top Five Equity Holdings*

Franklin Income Securities Fund 12/31/09

Company Sector/Industry	% of Total Net Assets
Exxon Mobil Corp.	1.7%
Energy
Merck & Co. Inc.	1.7%
Health Care
Bank of America Corp.	1.4%
Financials
PG&E Corp.	1.2%
Utilities
Duke Energy Corp.	1.2%
Utilities

*Does not include convertible preferred stocks.

Top Five Fixed Income and Senior Floating Rate Interests Holdings**

Franklin Income Securities Fund

12/31/09

Issuer Sector/Industry	% of Total Net Assets
Ford Motor Credit Co. LLC	4.0%
Consumer Discretionary
Texas Competitive Electric Holdings Co. LLC	3.0%
Utilities
Tenet Healthcare Corp.	2.4%
Health Care
HCA Inc.	2.4%
Health Care
Chesapeake Energy Corp.	1.8%
Energy

**Does not include convertible bonds.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Although some common stock holdings, such as Southern Co., Pfizer (sold by period-end) and Ameren, detracted from performance, other positions including Merck, Canadian Oil Sands Trust and J.P. Morgan Chase delivered strong gains.

The Fund began the year with a 49.8% weighting, based on total net assets, in fixed income securities (largely corporate bonds) and rapidly increased that weighting as we sought to take advantage of what we considered attractive valuations and a favorable risk-adjusted return profile offered by the sector relative to other asset classes. By mid-year, the Fund’s fixed income weighting had increased to 59.6%, which helped generate income while also providing capital appreciation as markets continued to improve from lows earlier in the year. As we ended the year, the Fund took advantage of several profit-taking opportunities in corporate bonds, and thus shifted toward a more balanced portfolio of equity and fixed income securities.

Although the Fund shifted significantly toward fixed income markets during part of the year, common stocks and convertible securities continued to play an important role. The year began with the S&P 500 declining 24.63% to its low point on March 9, 2009, before rallying 67.80% to finish the year with an overall advance of +26.46%.1 As equity markets rallied and the economy emerged from recession, many dividend-paying stocks underperformed on a relative basis as investors sought companies leveraged to the economic recovery. For example, electric utility stocks, which generally offer attractive dividends, lagged as represented by the S&P 500 Utilities Index, which returned +11.91% during 2009.1

At year-end, we continue to seek investment opportunities across a wide range of asset classes that could help the Fund achieve its investment objective of high current income while maintaining prospects for capital appreciation. We remain optimistic about opportunities across the capital structure from bank debt and corporate bonds to convertible securities and common stocks.

Thank you for your participation in Franklin Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Income Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,203.50	$2.61
Hypothetical (5% return before expenses)	$1,000	$1,022.84	$2.40

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.47%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Income Securities Fund

	Year Ended December 31,
Class 1	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.53	$17.63	$17.65	$15.56	$15.89

Income from investment operations[a]:
Net investment income[b]	0.91	1.10	1.03	0.94	0.85
Net realized and unrealized gains (losses)	3.08	(5.99)	(0.31)	1.85	(0.56)

Total from investment operations	3.99	(4.89)	0.72	2.79	0.29

Less distributions from:
Net investment income	(1.09)	(0.86)	(0.63)	(0.62)	(0.57)
Net realized gains	—	(0.35)	(0.11)	(0.08)	(0.05)

Total distributions	(1.09)	(1.21)	(0.74)	(0.70)	(0.62)

Net asset value, end of year	$14.43	$11.53	$17.63	$17.65	$15.56

Total return[c]	35.88%	(29.41)%	4.01%	18.47%	1.83%
Ratios to average net assets
Expenses[d]	0.47%	0.47%	0.47%	0.47%	0.48%
Net investment income	7.23%	7.28%	5.77%	5.70%	5.44%

Supplemental data
Net assets, end of year (000’s)	$910,504	$433,370	$455,932	$458,613	$457,625
Portfolio turnover rate	42.30%	43.89%	32.11%	25.05%	34.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Year Ended December 31,
Class 2	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.30	$17.31	$17.36	$15.32	$15.67

Income from investment operations[a]:
Net investment income[b]	0.86	1.04	0.97	0.89	0.80
Net realized and unrealized gains (losses)	3.01	(5.87)	(0.30)	1.82	(0.55)

Total from investment operations	3.87	(4.83)	0.67	2.71	0.25

Less distributions from:
Net investment income	(1.05)	(0.83)	(0.61)	(0.59)	(0.55)
Net realized gains	—	(0.35)	(0.11)	(0.08)	(0.05)

Total distributions	(1.05)	(1.18)	(0.72)	(0.67)	(0.60)

Net asset value, end of year	$14.12	$11.30	$17.31	$17.36	$15.32

Total return[c]	35.59%	(29.66)%	3.76%	18.24%	1.60%
Ratios to average net assets
Expenses[d]	0.72%	0.72%	0.72%	0.72%	0.73%
Net investment income	6.98%	7.03%	5.52%	5.45%	5.19%

Supplemental data
Net assets, end of year (000’s)	$6,114,898	$4,944,457	$7,429,064	$5,109,373	$2,865,361
Portfolio turnover rate	42.30%	43.89%	32.11%	25.05%	34.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.49	$16.90

Income from investment operations[b]:
Net investment income[c]	0.86	0.87
Net realized and unrealized gains (losses)	3.06	(5.07)

Total from investment operations	3.92	(4.20)

Less distributions from:
Net investment income	(1.08)	(0.86)
Net realized gains	—	(0.35)

Total distributions	(1.08)	(1.21)

Net asset value, end of year	$14.33	$11.49

Total return[d]	35.37%	(26.61)%
Ratios to average net assets[e]
Expenses[f]	0.82%	0.82%
Net investment income	6.88%	6.93%

Supplemental data
Net assets, end of year (000’s)	$347,733	$135,360
Portfolio turnover rate	42.30%	43.89%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 30.1%
Consumer Discretionary 1.6%
[a]Charter Communications Inc.	United States	1,747,500	$62,036,250
[a]Charter Communications Inc., A	United States	601,809	21,364,220
[a]Charter Communications Inc., wts., 11/30/14	United States	311,018	1,850,557
Comcast Corp., A	United States	1,035,000	17,450,100
Target Corp.	United States	300,000	14,511,000

			117,212,127

Consumer Staples 0.3%
Diageo PLC	United Kingdom	1,150,000	20,135,707

Energy 4.3%
[a]Callon Petroleum Co.	United States	430,424	645,636
Canadian Oil Sands Trust	Canada	2,500,050	71,137,797
ConocoPhillips	United States	1,500,000	76,605,000
Exxon Mobil Corp.	United States	1,800,000	122,742,000
Spectra Energy Corp.	United States	2,243,200	46,008,032

			317,138,465

Financials 5.0%
Bank of America Corp.	United States	6,800,000	102,408,000
Barclays PLC	United Kingdom	2,000,000	8,908,104
Capital One Financial Corp.	United States	1,463,702	56,118,335
Citigroup Inc.	United States	9,270,000	30,683,700
Duke Realty Corp.	United States	750,000	9,127,500
HSBC Holdings PLC	United Kingdom	3,500,000	40,099,389
[a]iStar Financial Inc.	United States	968,800	2,480,128
JPMorgan Chase & Co.	United States	1,250,000	52,087,500
Wells Fargo & Co.	United States	2,500,000	67,475,000

			369,387,656

Health Care 2.4%
Abbott Laboratories	United States	248,000	13,389,520
Johnson & Johnson	United States	600,000	38,646,000
Merck & Co. Inc.	United States	3,350,000	122,409,000

			174,444,520

Industrials 0.0%[b]
[a]Nortek Inc.	United States	4,800	170,400

Information Technology 1.7%
Intel Corp.	United States	3,000,000	61,200,000
Maxim Integrated Products Inc.	United States	2,500,000	50,750,000
Xerox Corp.	United States	2,000,000	16,920,000

			128,870,000

Materials 0.8%
Barrick Gold Corp.	Canada	100,000	3,938,000
Newmont Mining Corp.	United States	1,100,000	52,041,000

			55,979,000

Telecommunication Services 1.9%
AT&T Inc.	United States	2,500,000	70,075,000
Verizon Communications Inc.	United States	1,200,000	39,756,000
Vodafone Group PLC	United Kingdom	12,500,000	28,983,643

			138,814,643

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Utilities 12.1%
AGL Resources Inc.	United States	550,000	$20,058,500
Ameren Corp.	United States	1,800,000	50,310,000
American Electric Power Co. Inc.	United States	1,523,800	53,013,002
American Water Works Co. Inc.	United States	208,500	4,672,485
CenterPoint Energy Inc.	United States	350,000	5,078,500
Consolidated Edison Inc.	United States	1,000,000	45,430,000
Dominion Resources Inc.	United States	1,600,000	62,272,000
DTE Energy Co.	United States	260,500	11,355,195
Duke Energy Corp.	United States	5,000,000	86,050,000
FirstEnergy Corp.	United States	600,000	27,870,000
FPL Group Inc.	United States	800,000	42,256,000
NiSource Inc.	United States	600,000	9,228,000
PG&E Corp.	United States	2,000,000	89,300,000
Pinnacle West Capital Corp.	United States	300,000	10,974,000
Portland General Electric Co.	United States	765,400	15,621,814
Progress Energy Inc.	United States	1,400,000	57,414,000
Public Service Enterprise Group Inc.	United States	2,500,000	83,125,000
Sempra Energy	United States	875,900	49,032,882
The Southern Co.	United States	2,250,000	74,970,000
TECO Energy Inc.	United States	2,500,000	40,550,000
Xcel Energy Inc.	United States	2,670,464	56,667,246

			895,248,624

Total Common Stocks and Other Equity Interests (Cost $2,149,004,105)			2,217,401,142

Convertible Preferred Stocks 2.2%
Consumer Discretionary 0.1%
[a]General Motors Corp., 6.25%, cvt. pfd., C	United States	1,400,000	7,770,000

Energy 0.2%
[a]Callon Petroleum Co., cvt. pfd.	United States	35,217	519,451
McMoRan Exploration Co., 8.00%, cvt. pfd.	United States	4,400	6,201,800
[a,c]SandRidge Energy Inc., 8.50%, cvt. pfd., 144A	United States	50,000	7,156,750

			13,878,001

Financials 1.6%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	85,000	74,715,000
[a]Fannie Mae, 5.375%, cvt. pfd.	United States	600	1,740,000
[a]Fannie Mae, 8.75%, cvt. pfd.	United States	1,060,400	1,823,888
[a]Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	400,000	4,348,000
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	40,000	36,720,000

			119,346,888

Health Care 0.2%
Tenet Healthcare Corp., 7.00%, cvt. pfd.	United States	13,500	13,020,115

Materials 0.1%
Freeport-McMoRan Copper & Gold Inc., 6.75%, cvt. pfd.	United States	86,500	9,964,800

Total Convertible Preferred Stocks (Cost $276,443,788)			163,979,804

[d]Equity-Linked Securities 1.9%
Energy 1.3%
Credit Suisse into Halliburtun Co., 12.00%	United States	300,000	7,140,900

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
[d]Equity-Linked Securities (continued)
Energy (continued)
Credit Suisse into Weatherford International Ltd., 11.00%	United States	1,000,000	$19,168,800
[c]Deutsche Bank AG into Chesapeake Energy Corp., 12.00%, 144A	United States	900,000	24,334,200
[c]The Goldman Sachs Group Inc. into Devon Energy Corp., 10.55%, 144A	United States	200,000	12,175,200
[c]The Goldman Sachs Group Inc. into XTO Energy Inc., 9.00%, 144A	United States	750,000	33,468,375

			96,287,475

Information Technology 0.1%
[c]The Goldman Sachs Group Inc. into Intel Corp., 10.00%, 144A	United States	350,000	6,555,150

Materials 0.5%
[c]The Goldman Sachs Group Inc. into Barrick Gold Corp., 12.5%, 144A	United States	1,000,000	40,427,200

Total Equity-Linked Securities (Cost $134,462,710)			143,269,825

Preferred Stocks 0.4%
Financials 0.4%
[a]Fannie Mae, 6.75%, pfd.	United States	500,000	487,500
[a]Fannie Mae, 7.625%, pfd., R	United States	800,000	744,000
[a]Fannie Mae, 8.25%, pfd.	United States	851,500	936,650
[a]Freddie Mac, 8.375%, pfd., Z	United States	1,549,200	1,626,660
[c]GMAC Inc., 7.00%, pfd., 144A	United States	36,265	23,905,435

Total Preferred Stocks (Cost $105,391,575)			27,700,245

		Principal Amount[e]
[f,g]Senior Floating Rate Interests 5.8%
Consumer Discretionary 1.3%
Clear Channel Communications Inc., Term Loan B, 3.881%, 11/13/15	United States	74,951,317	61,722,409
Dex Media West LLC, Term Loan B, 7.00%, 10/24/14	United States	7,533,170	6,980,740
[h]Idearc Inc., Term Loan A, 5.75%, 11/17/13	United States	7,766,201	4,063,665
Jarden Corp., Term Loan B-3, 2.751%, 1/24/12	United States	18,886,642	18,444,826

			91,211,640

Consumer Staples 0.1%
JohnsonDiversey Inc., Tranch B Dollar Term Loan, 3.50%, 11/24/15	United States	10,000,000	10,093,750

Health Care 0.4%
Bausch and Lomb Inc.,
Delayed Draw Term Loan, 3.50%, 4/28/15	United States	1,666,867	1,591,338
Parent Term Loan, 3.50%, 4/28/15	United States	6,864,000	6,552,978
HCA Inc.,
Term Loan A-1, 1.501%, 11/19/12	United States	15,215,577	14,564,685
Term Loan B-1, 2.501%, 11/18/13	United States	3,767,696	3,606,156

			26,315,157

Industrials 0.8%
Allison Transmission Inc., Term Loan B, 2.99% - 3.04%, 8/07/14	United States	28,935,745	26,642,587
Altegrity Inc., Term Loan B, 3.253%, 2/21/15	United States	19,548,872	17,618,421
Ceva Group PLC, Dollar Pre-Refunded L/C Commitment, 3.251%, 8/01/12	United States	2,105,263	1,775,438
EGL Term Loans, 3.244%, 8/01/12	United States	17,492,105	14,707,940

			60,744,386

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Income Securities Fund	Country	Principal Amount[e]	Value
[f,g]Senior Floating Rate Interests (continued)
Information Technology 1.8%
First Data Corp.,
Term Loan B-2, 2.999% - 3.001%, 9/24/14	United States	53,762,500	$47,969,591
Term Loan B-3, 2.999% - 3.001%, 9/24/14	United States	22,514,348	20,009,627
Freescale Semiconductor Inc.,
Incremental Term Loan, 12.50%, 12/15/14	United States	60,483,630	62,449,348
Term Loan, 1.985%, 12/01/13	United States	3,266,444	2,872,429

			133,300,995

Materials 0.3%
Novelis Corp., U.S. Term Loan, 2.24% - 2.26%, 7/07/14	United States	26,449,760	24,248,769

Utilities 1.1%
Texas Competitive Electric Holdings Co. LLC,
[i]Term Loan 3.25%, 10/10/14	United States	20,000,000	16,110,000
Term Loan B-2, 3.735% - 3.751%, 10/10/14	United States	52,030,035	42,502,035
Term Loan B-3, 3.735% - 3.751%, 10/10/14	United States	24,437,500	19,782,156

			78,394,191

Total Senior Floating Rate Interests (Cost $493,269,715)			424,308,888

Corporate Bonds 51.4%
Consumer Discretionary 14.2%
Cablevision Systems Corp., senior note,
[c]144A, 8.625%, 9/15/17	United States	5,000,000	5,231,250
B, 8.00%, 4/15/12	United States	45,000,000	47,812,500
CBS Corp., senior note, 8.875%, 5/15/19	United States	10,000,000	11,983,050
[c]CCH II LLC/CCH II Capital Corp., senior note, 144A, 13.50%, 11/30/16	United States	42,829,272	50,217,321
CCO Holdings LLC, senior note, 8.75%, 11/15/13	United States	30,000,000	30,937,500
[c]Cequel Communications Holdings I LLC, senior note, 144A, 8.625%, 11/15/17	United States	10,000,000	10,150,000
[c]Cinemark USA Inc., senior note, 144A, 8.625%, 6/15/19	United States	4,100,000	4,284,500
[c]Clear Channel Worldwide Holdings Inc., senior note, A, 144A, 9.25%, 12/15/17	United States	4,200,000	4,305,000
B, 144A, 9.25%, 12/15/17	United States	17,000,000	17,595,000
[h,j]Dex Media Inc., senior disc. note, 9.00%, 11/15/13	United States	35,000,000	9,012,500
senior note, B, 8.00%, 11/15/13	United States	25,800,000	6,643,500
[h,j]Dex Media West Finance, senior note, B, 8.50%, 8/15/10	United States	42,675,000	46,302,375
senior sub. note, 9.875%, 8/15/13	United States	51,296,000	16,286,480
DISH DBS Corp., senior note, 7.875%, 9/01/19	United States	42,000,000	44,257,500
Dollar General Corp., senior note, 10.625%, 7/15/15	United States	54,246,000	60,348,674
[k]senior sub. note, PIK, 11.875%, 7/15/17	United States	18,084,000	20,977,440
EchoStar DBS Corp., senior note, 7.75%, 5/31/15	United States	25,000,000	26,312,500
7.125%, 2/01/16	United States	27,500,000	28,221,875
Ford Motor Credit Co. LLC, 7.375%, 2/01/11	United States	40,000,000	40,900,000
8.00%, 6/01/14	United States	25,000,000	25,693,275
senior note, 9.75%, 9/15/10	United States	19,500,000	20,124,429
senior note, 9.875%, 8/10/11	United States	22,000,000	23,100,000
senior note, 7.25%, 10/25/11	United States	12,000,000	12,123,768
senior note, 7.50%, 8/01/12	United States	84,500,000	85,263,795

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Income Securities Fund	Country	Principal Amount[e]		Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
Ford Motor Credit Co. LLC (continued)
senior note, 7.00%, 10/01/13	United States	50,000,000		$49,965,150
senior note, 12.00%, 5/15/15	United States	15,000,000		17,437,500
[f]senior note, FRN, 3.034%, 1/13/12	United States	20,000,000		18,590,793
[h]General Motors Corp., senior deb., 8.25%, 7/15/23	United States	25,000,000		6,750,000
[c]Harrah’s Operating Escrow, senior secured note, 144A, 11.25%, 6/01/17	United States	10,000,000		10,512,500
Host Hotels & Resorts LP, senior note, [c]144A, 9.00%, 5/15/17	United States	12,900,000		14,012,625
M, 7.00%, 8/15/12	United States	3,000,000		3,063,750
O, 6.375%, 3/15/15	United States	15,000,000		14,775,000
Q, 6.75%, 6/01/16	United States	30,000,000		30,000,000
S, 6.875%, 11/01/14	United States	16,635,000		16,822,144
Jarden Corp., senior note, 8.00%, 5/01/16	United States	3,600,000		3,735,000
KB Home, senior note, 6.375%, 8/15/11	United States	1,044,000		1,049,220
5.75%, 2/01/14	United States	6,500,000		6,142,500
6.25%, 6/15/15	United States	9,500,000		8,906,250
7.25%, 6/15/18	United States	10,600,000		10,123,000
Lamar Media Corp., senior note, 9.75%, 4/01/14	United States	8,700,000		9,646,125
[c]Limited Brands Inc., senior note, 144A, 8.50%, 6/15/19	United States	5,000,000		5,462,500
MGM MIRAGE, senior note, 8.50%, 9/15/10	United States	3,223,000		3,223,000
senior note, 6.75%, 4/01/13	United States	10,000,000		8,700,000
senior secured note, 13.00%, 11/15/13	United States	14,000,000		16,170,000
Michaels Stores Inc., senior note, 10.00%, 11/01/14	United States	9,600,000		9,984,000
[h]R.H. Donnelley Corp.,
senior disc. note, A-1, 6.875%, 1/15/13	United States	30,000,000		2,962,500
senior disc. note, A-2, 6.875%, 1/15/13	United States	70,125,000		6,924,844
senior note, 6.875%, 1/15/13	United States	11,089,000		1,095,039
senior note, 8.875%, 10/15/17	United States	83,000,000		8,196,250
senior note, A-3, 8.875%, 1/15/16	United States	125,000,000		12,343,750
Regal Cinemas Corp., senior note, 8.625%, 7/15/19	United States	3,600,000		3,762,000
[c]Univision Communications Inc.,
[k]senior note, 144A, PIK, 10.50%, 3/15/15	United States	42,100,000		37,100,625
senior secured note, 144A, 12.00%, 7/01/14	United States	2,600,000		2,879,500
[c]UPC Germany GmbH, senior note, 144A, 9.625%, 12/01/19	Germany	3,000,000	EUR	4,358,765
senior secured bond, 144A, 8.125%, 12/01/17	Germany	6,300,000		6,394,500
senior secured note, 144A, 8.125%, 12/01/17	Germany	5,500,000	EUR	8,020,594
Visant Holding Corp., senior note, 8.75%, 12/01/13	United States	17,000,000		17,552,500
Wendy’s/Arby’s Restaurant LLC, senior note, 10.00%, 7/15/16	United States	6,000,000		6,570,000
Wyndham Worldwide Corp., senior note, 9.875%, 5/01/14	United States	15,000,000		16,689,930

				1,048,006,086

Consumer Staples 0.5%
[c]Alliance One International Inc., senior note, 144A, 10.00%, 7/15/16	United States	4,500,000		4,747,500
[c]JBS USA LLC, senior note, 144A, 11.625%, 5/01/14	United States	11,000,000		12,622,500
[c]JohnsonDiversey Inc., senior note, 144A, 8.25%, 11/15/19	United States	10,000,000		10,125,000
SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	11,200,000		11,424,000

				38,919,000

Energy 8.6%
[c]Antero Resources Finance, senior note, 144A, 9.375%, 12/01/17	United States	13,200,000		13,530,000
[c]Arch Coal Inc., senior note, 144A, 8.75%, 8/01/16	United States	5,025,000		5,339,063

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Income Securities Fund	Country	Principal Amount[e]	Value
Corporate Bonds (continued)
Energy (continued)
Bill Barrett Corp., senior note, 9.875%, 7/17/16	United States	2,200,000	$2,354,000
Callon Petroleum Co., senior secured note, 13.00%, 9/15/16	United States	15,651,750	11,738,812
Chesapeake Energy Corp., senior note,
7.625%, 7/15/13	United States	15,000,000	15,787,500
9.50%, 2/15/15	United States	30,000,000	33,075,000
6.50%, 8/15/17	United States	34,000,000	33,490,000
6.25%, 1/15/18	United States	20,000,000	19,300,000
7.25%, 12/15/18	United States	33,000,000	33,412,500
El Paso Corp., senior note,
12.00%, 12/12/13	United States	2,000,000	2,355,000
8.25%, 2/15/16	United States	14,000,000	15,015,000
7.25%, 4/01/18	United States	10,200,000	10,128,580
MTN, 7.75%, 1/15/32	United States	22,000,000	20,913,486
[c]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	11,400,000	11,219,880
[c]Forest Oil Corp., senior note, 144A, 8.50%, 2/15/14	United States	20,000,000	21,000,000
[c]Holly Corp., senior note, 144A, 9.875%, 6/15/17	United States	10,000,000	10,575,000
Mariner Energy Inc., senior note,
7.50%, 4/15/13	United States	10,000,000	10,000,000
11.75%, 6/30/16	United States	7,000,000	7,840,000
Newfield Exploration Co., senior sub. note, 6.625%, 4/15/16	United States	18,200,000	18,336,500
OPTI Canada Inc., senior note, 7.875%, 12/15/14	Canada	7,500,000	6,187,500
Petrohawk Energy Corp., senior note,
10.50%, 8/01/14	United States	20,200,000	22,169,500
7.875%, 6/01/15	United States	26,000,000	26,390,000
[c]Petroplus Finance Ltd., senior note, 144A,
6.75%, 5/01/14	Switzerland	3,500,000	3,281,881
7.00%, 5/01/17	Switzerland	20,000,000	17,950,614
Pioneer Natural Resources Co.,
6.65%, 3/15/17	United States	5,000,000	4,956,335
senior bond, 6.875%, 5/01/18	United States	18,165,000	18,063,639
Plains Exploration & Production Co., senior note,
7.75%, 6/15/15	United States	15,000,000	15,337,500
10.00%, 3/01/16	United States	10,000,000	11,000,000
Pride International Inc., senior note, 8.50%, 6/15/19	United States	4,700,000	5,452,000
Quicksilver Resources Inc., senior note,
11.75%, 1/01/16	United States	7,800,000	8,892,000
9.125%, 8/15/19	United States	20,000,000	20,900,000
Range Resources Corp., senior sub. note, 8.00%, 5/15/19	United States	10,000,000	10,750,000
Sabine Pass LNG LP, senior secured note,
7.25%, 11/30/13	United States	10,000,000	9,125,000
7.50%, 11/30/16	United States	40,000,000	33,500,000
[c]SandRidge Energy Inc., senior note, 144A,
9.875%, 5/15/16	United States	20,000,000	21,150,000
8.00%, 6/01/18	United States	17,000,000	16,787,500
8.75%, 1/15/20	United States	6,600,000	6,633,000
SEACOR Holdings Inc., senior note, 7.375%, 10/01/19	United States	4,000,000	4,056,352
SESI LLC, senior note, 6.875%, 6/01/14	United States	18,500,000	18,315,000
Tesoro Corp., senior note, 9.75%, 6/01/19	United States	10,400,000	10,816,000
[c]W&T Offshore Inc., senior note, 144A, 8.25%, 6/15/14	United States	40,000,000	38,200,000
[c]Western Refining Inc., [f]senior note, 144A, FRN, 7.753% 6/15/14	United States	5,000,000	4,500,000
senior secured note, 144A, 11.25%, 6/15/17	United States	5,000,000	4,550,000

			634,374,142

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Income Securities Fund	Country	Principal Amount[e]	Value
Corporate Bonds (continued)
Financials 5.5%
Aflac Inc., senior note, 8.50%, 5/15/19	United States	5,200,000	$6,000,296
.lBank of America Corp., pfd., sub. bond, M, 8.125%, Perpetual	United States	5,000,000	4,819,950
CB Richard Ellis Services Inc., senior sub. note, 11.625%, 6/15/17	United States	5,000,000	5,575,000
Duke Realty LP, senior note, 5.625%, 8/15/11	United States	4,000,000	4,096,696
7.375%, 2/15/15	United States	15,200,000	16,046,670
5.95%, 2/15/17	United States	1,950,000	1,822,270
[c]FelCor Lodging Trust Inc., senior secured note, 144A, 10.00%, 10/01/14	United States	12,900,000	13,077,375
[c]GMAC LLC, senior note, 144A, 7.75%, 1/19/10	United States	23,000,000	23,014,375
7.25%, 3/02/11	United States	7,650,000	7,650,000
6.875%, 9/15/11	United States	70,000,000	69,650,000
6.875%, 8/28/12	United States	10,094,000	9,993,060
6.75%, 12/01/14	United States	15,479,000	14,859,840
HCP Inc., senior note, 6.70%, 1/30/18	United States	10,000,000	9,766,134
[c]iStar Financial Inc., senior secured note, 144A, 10.00%, 6/15/14	United States	8,000,000	7,040,000
[l]JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual	United States	110,000,000	113,831,740
[c,f]Liberty Mutual Group, junior sub. note, 144A, FRN, 10.75%, 6/15/88	United States	25,000,000	26,750,000
[c]Reynolds Group Escrow, senior secured note, 144A, 7.75%, 10/15/16	United Kingdom	5,000,000	5,137,500
[l]Wells Fargo Capital XIII, pfd., 7.70%, Perpetual	United States	5,600,000	5,460,000
[l]Wells Fargo Capital XV, pfd., 9.75%, Perpetual	United States	55,000,000	59,125,000

			403,715,906

Health Care 7.0%
Community Health Systems Inc., senior sub. note, 8.875%, 7/15/15	United States	55,000,000	57,062,500
DaVita Inc., senior note, 6.625%, 3/15/13	United States	15,500,000	15,616,250
senior sub. note, 7.25%, 3/15/15	United States	19,500,000	19,646,250
HCA Inc., 6.75%, 7/15/13	United States	2,000,000	1,980,000
6.375%, 1/15/15	United States	5,000,000	4,743,750
senior note, 6.30%, 10/01/12	United States	14,910,000	14,984,550
senior note, 6.50%, 2/15/16	United States	20,000,000	19,100,000
senior secured note, 9.25%, 11/15/16	United States	20,000,000	21,525,000
[c]senior secured note, 144A, 8.50%, 4/15/19	United States	27,500,000	29,768,750
[c]senior secured note, 144A, 7.875%, 2/15/20	United States	50,000,000	52,187,500
[k]senior secured note, PIK, 9.625%, 11/15/16	United States	12,622,000	13,694,870
[c,k]Quintiles Transnational Corp., senior note, 144A, PIK, 9.50%, 12/30/14	United States	35,000,000	35,262,500
[c]Talecris Biotherapeutics Holdings Corp., senior note, 144A, 7.75%, 11/15/16	United States	6,400,000	6,528,000
Tenet Healthcare Corp., senior note,
7.375%, 2/01/13	United States	65,000,000	65,487,500
[c]144A, 9.00%, 5/01/15	United States	50,000,000	54,250,000
[c]144A, 10.00%, 5/01/18	United States	41,250,000	46,406,250
[f]FRN, 9.25%, 2/01/15	United States	13,500,000	14,445,000
[f,k]US Oncology Holdings Inc., senior note, PIK, FRN, 6.428%, 3/15/12	United States	23,245,000	21,850,300
US Oncology Inc.,
senior note, 10.75%, 8/15/14	United States	9,220,000	9,727,100
senior secured note, 9.125%, 8/15/17	United States	6,000,000	6,330,000
Vanguard Health Holding Co. I LLC, senior sub. note, 11.25%, 10/01/15	United States	7,200,000	7,614,000

			518,210,070

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Income Securities Fund	Country	Principal Amount[e]		Value
Corporate Bonds (continued)
Industrials 4.2%
[c]American Airlines Inc., senior secured note, 144A, 10.50%, 10/15/12	United States	7,500,000		$7,893,750
[c]Case New Holland Inc., senior note, 144A, 7.75%, 9/01/13	United States	30,000,000		30,825,000
[c]Ceva Group PLC, senior secured note, 144A, 10.00%, 9/01/14	United Kingdom	18,000,000		16,928,811
[c]Delta Air Lines Inc., senior secured note, 144A,
9.50%, 9/15/14	United States	12,100,000		12,644,500
11.75%, 3/15/15	United States	20,000,000		20,100,000
Hertz Corp.,
senior note, 8.875%, 1/01/14	United States	65,835,000		67,645,462
senior sub. note, 10.50%, 1/01/16	United States	17,000,000		18,232,500
[c,k]JohnsonDiversey Holdings Inc., senior note, 144A, PIK, 10.50%, 5/15/20	United States	16,400,000		16,564,000
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	11,700,000		12,051,000
Nortek Inc., senior secured note, 11.00%, 12/15/13	United States	4,821,333		5,062,400
RBS Global & Rexnord Corp., [c]144A, 9.50%, 8/01/14	United States	22,560,000		22,729,200
senior note, 9.50%, 8/01/14	United States	13,000,000		13,097,500
senior sub. note, 11.75%, 8/01/16	United States	13,500,000		13,432,500
Terex Corp., senior sub. note, 8.00%, 11/15/17	United States	45,000,000		43,537,500
United Rentals North America Inc., senior sub. note, 7.75%, 11/15/13	United States	7,500,000		7,050,000

				307,794,123

Information Technology 2.4%
[c]Advanced Micro Devices Inc., senior note, 144A, 8.125%, 12/15/17	United States	10,100,000		10,112,625
Ceridian Corp., senior note, 11.50%, 11/15/15	United States	20,000,000		19,175,000
First Data Corp., senior note, 9.875%, 9/24/15	United States	43,000,000		40,312,500
Flextronics International Ltd., senior sub. note, 6.25%, 11/15/14	Singapore	10,000,000		9,900,000
Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14	United States	10,000,000		9,225,000
10.125%, 12/15/16	United States	18,000,000		14,580,000
Lucent Technologies Inc., 6.45%, 3/15/29	United States	4,100,000		2,957,125
Sanmina-SCI Corp., senior sub. note, 8.125%, 3/01/16	United States	18,100,000		18,145,250
6.75%, 3/01/13	United States	22,000,000		21,807,500
SunGard Data Systems Inc.,
senior note, 9.125%, 8/15/13	United States	8,100,000		8,343,000
senior note, 10.625%, 5/15/15	United States	7,500,000		8,296,875
senior sub. note, 10.25%, 8/15/15	United States	14,500,000		15,515,000

				178,369,875

Materials 1.8%
Ball Corp., senior note, 7.125%, 9/01/16	United States	3,800,000		3,914,000
7.375%, 9/01/19	United States	3,700,000		3,820,250
Freeport-McMoRan Copper & Gold Inc., senior note, 8.25%, 4/01/15	United States	5,000,000		5,455,825
8.375%, 4/01/17	United States	10,000,000		10,965,010
[c]Ineos Group Holdings PLC, senior sub. note, 144A, 7.875%, 2/15/16	United Kingdom	25,000,000	EUR	22,916,458
.cNalco Co., senior note, 144A, 8.25%, 5/15/17	United States	5,500,000		5,871,250
Nalco Finance Holdings, senior note, 9.00%, 2/01/14	United States	36,829,000		37,749,725
NewPage Corp., senior secured note, 10.00%, 5/01/12	United States	11,600,000		8,352,000
[c]144A, 11.375%, 12/31/14	United States	3,900,000		3,958,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Income Securities Fund	Country	Principal Amount[e]	Value
Corporate Bonds (continued)
Materials (continued)
Teck Resources Ltd.,
senior note, 9.75%, 5/15/14	Canada	11,700,000	$13,557,375
senior secured note, 10.75%, 5/15/19	Canada	10,900,000	13,080,000

			129,640,393

Telecommunication Services 1.5%
[c]CC Holdings GS V LLC, senior secured note, 144A, 7.75%, 5/01/17	United States	10,800,000	11,556,000
[c]Clearwire Communications LLC/Finance, senior sec. note, 144A, 12.00%, 12/01/15	United States	5,000,000	5,125,000
[c]Clearwire Corp., senior secured note, 144A, 12.00%, 12/01/15	United States	27,500,000	28,050,000
Cricket Communications Inc.,
senior note, 9.375%, 11/01/14	United States	7,500,000	7,575,000
senior secured note, 7.75%, 5/15/16	United States	5,000,000	5,012,500
Crown Castle International Corp., senior note, 9.00%, 1/15/15	United States	15,000,000	16,050,000
[c]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	12,000,000	11,805,000
Qwest Corp., senior note, 8.375%, 5/01/16	United States	9,300,000	10,020,750
Sprint Nextel Corp., senior note, 8.375%, 8/15/17	United States	7,700,000	7,892,500
[c]Wind Acquisition Finance SA, senior note, 144A, 11.75%, 7/15/17	Italy	9,200,000	10,051,000

			113,137,750

Utilities 5.7%
[c]Calpine Construction Finance, senior secured note, 144A, 8.00%, 6/01/16	United States	17,500,000	18,112,500
[a,m]Calpine Corp., Escrow Account, 8.50%, 7/15/10	United States	13,000,000	—
CMS Energy Corp., senior note, 8.75%, 6/15/19	United States	14,400,000	15,833,405
Dynegy Holdings Inc., senior note,
7.50%, 6/01/15	United States	10,000,000	9,400,000
8.375%, 5/01/16	United States	58,000,000	55,390,000
7.75%, 6/01/19	United States	3,000,000	2,617,500
[c]144A, 7.50%, 6/01/15	United States	10,000,000	9,250,000
Energy Future Holdings Corp., senior note,
10.875%, 11/01/17	United States	37,500,000	30,843,750
P, 5.55%, 11/15/14	United States	27,000,000	19,283,346
[k]PIK, 12.00%, 11/01/17	United States	71,550,000	50,979,375
[c]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	7,500,000	7,856,250
Public Service Co. of New Mexico, senior note, 7.95%, 5/15/18	United States	12,500,000	13,104,962
Reliant Energy Inc., senior note,
7.625%, 6/15/14	United States	19,500,000	19,402,500
7.875%, 6/15/17	United States	25,000,000	24,687,500
Texas Competitive Electric Holdings Co. LLC, senior note,
A, 10.25%, 11/01/15	United States	107,000,000	87,205,000
B, 10.25%, 11/01/15	United States	18,000,000	14,670,000
[k]PIK, 10.50%, 11/01/16	United States	56,000,000	39,760,000

			418,396,088

Total Corporate Bonds (Cost $3,697,811,753)			3,790,563,433

Convertible Bonds 1.4%
Consumer Discretionary 0.3%
[c]Liberty Global Inc., cvt., senior sub. note, 144A, 4.50%, 11/15/16	United States	20,000,000	21,800,000

Financials 0.7%
[c]Forest City Enterprises Inc., cvt., senior note, 144A, 5.00%, 10/15/16	United States	12,500,000	13,656,250
[f]iStar Financial Inc., cvt., senior note, FRN, 0.79%, 10/01/12	United States	70,000,000	38,591,000

			52,247,250

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Income Securities Fund	Country	Principal Amount[e]	Value
Convertible Bonds (continued)
Information Technology 0.2%
[c]Advanced Micro Devices Inc., cvt., senior note, 144A, 5.75%, 8/15/12	United States	13,008,000	$12,894,180

Utilities 0.2%
CMS Energy Corp., cvt., senior note, 5.50%, 6/15/29	United States	10,000,000	12,275,000

Total Convertible Bonds (Cost $110,942,388)			99,216,430

Total Investments before Short Term Investments (Cost $6,967,326,034)			6,866,439,767

Short Term Investments (Cost $496,135,857) 6.7%
Repurchase Agreements 6.7%
[n]Joint Repurchase Agreement, 0.003%, 1/04/10 (Maturity Value $496,136,030)	United States	496,135,857	496,135,857
Banc of America Securities LLC (Maturity Value $58,291,022)
BNP Paribas Securities Corp. (Maturity Value $116,577,084)
Credit Suisse Securities (USA) LLC (Maturity Value $97,153,357)
Deutsche Bank Securities Inc. (Maturity Value $29,812,814)
HSBC Securities (USA) Inc. (Maturity Value $97,153,357)
Morgan Stanley & Co. Inc. (Maturity Value $77,719,709)
UBS Securities LLC (Maturity Value $19,428,687)

Collateralized by U.S. Government Agency Securities, 0.50% - 7.625%, 3/30/10 - 2/09/28; [o]U.S. Government Agency Discount Notes, 9/21/10; [o]U.S. Treasury Bills, 8/26/10 - 12/16/10; and U.S. Treasury Notes, 0.875% - 4.25%, 5/31/11 - 11/15/14

Total Investments (Cost $7,463,461,891) 99.9%			7,362,575,624
Other Assets, less Liabilities 0.1%			10,559,769

Net Assets 100.0%			$7,373,135,393

See Abbreviations on page FI-34.

aNon-income producing.

bRounds to less than 0.1% of net assets.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2009, the aggregate value of these securities was $1,253,034,352, representing 16.99% of net assets.

dSee Note 1(e) regarding equity-linked securities.

eThe principal amount is stated in U.S. dollars unless otherwise indicated.

fThe coupon rate shown represents the rate at period end.

gSee Note 1(f) regarding senior floating rate interests.

hSee Note 7 regarding defaulted securities.

iSecurity purchased on a delayed delivery basis. See Note 1(d).

jSee Note 8 regarding other considerations.

kIncome may be received in additional securities and/or cash.

lPerpetual security with no stated maturity date.

mSecurity has been deemed illiquid because it may not be able to be sold within seven days.

nSee Note 1(c) regarding joint repurchase agreement.

oThe security is traded on a discount basis with no stated coupon rate.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Franklin Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,967,326,034
Cost - Repurchase agreements	496,135,857

Total cost of investments	$7,463,461,891

Value - Unaffiliated issuers	$6,866,439,767
Value - Repurchase agreements	496,135,857

Total value of investments	7,362,575,624
Cash	14,996,790
Receivables:
Investment securities sold	3,717,076
Capital shares sold	901,819
Dividends and interest	80,839,919
Other assets	169,158

Total assets	7,463,200,386

Liabilities:
Payables:
Investment securities purchased	80,588,722
Capital shares redeemed	3,238,718
Affiliates	5,496,473
Accrued expenses and other liabilities	741,080

Total liabilities	90,064,993

Net assets, at value	$7,373,135,393

Net assets consist of:
Paid-in capital	$8,181,005,372
Undistributed net investment income	448,201,048
Net unrealized appreciation (depreciation)	(100,945,492)
Accumulated net realized gain (loss)	(1,155,125,535)

Net assets, at value	$7,373,135,393

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2009

Franklin Income Securities Fund
Class 1:
Net assets, at value	$910,503,680

Shares outstanding	63,109,559

Net asset value and maximum offering price per share	$14.43

Class 2:
Net assets, at value	$6,114,898,295

Shares outstanding	433,043,316

Net asset value and maximum offering price per share	$14.12

Class 4:
Net assets, at value	$347,733,418

Shares outstanding	24,258,227

Net asset value and maximum offering price per share	$14.33

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Franklin Income Securities Fund
Investment income:
Dividends	$86,285,747
Interest	388,474,536

Total investment income	474,760,283

Expenses:
Management fees (Note 3a)	27,966,993
Distribution fees: (Note 3c)
Class 2	13,299,931
Class 4	832,330
Unaffiliated transfer agent fees	1,992
Custodian fees (Note 4)	86,392
Reports to shareholders	593,581
Professional fees	196,622
Trustees’ fees and expenses	40,269
Other	212,554

Total expenses	43,230,664
Expense reductions (Note 4)	(1,590)

Net expenses	43,229,074

Net investment income	431,531,209

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(456,902,624)
Foreign currency transactions	(39,752)

Net realized gain (loss)	(456,942,376)
Net change in unrealized appreciation (depreciation) on:
Investments	1,964,766,715
Translation of other assets and liabilities denominated in foreign currencies	(75,331)

Net change in unrealized appreciation (depreciation)	1,964,691,384

Net realized and unrealized gain (loss)	1,507,749,008

Net increase (decrease) in net assets resulting from operations	$1,939,280,217

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Income Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$431,531,209	$497,775,375
Net realized gain (loss) from investments and foreign currency transactions	(456,942,376)	(630,979,497)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	1,964,691,384	(2,290,757,956)

Net increase (decrease) in net assets resulting from operations	1,939,280,217	(2,423,962,078)

Distributions to shareholders from:
Net investment income:
Class 1	(46,648,798)	(24,795,329)
Class 2	(437,720,445)	(360,749,953)
Class 4	(19,056,945)	(836,031)
Net realized gains:
Class 1	—	(9,933,051)
Class 2	—	(151,054,226)
Class 4	—	(334,915)

Total distributions to shareholders	(503,426,188)	(547,703,505)

Capital share transactions: (Note 2)
Class 1	328,438,277	177,883,831
Class 2	(55,863,777)	262,081,415
Class 4	151,520,403	159,890,193

Total capital share transactions	424,094,903	599,855,439

Net increase (decrease) in net assets	1,859,948,932	(2,371,810,144)
Net assets:
Beginning of year	5,513,186,461	7,884,996,605

End of year	$7,373,135,393	$5,513,186,461

Undistributed net investment income included in net assets:
End of year	$448,201,048	$497,923,282

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Security Valuation (continued)

market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2009. The joint repurchase agreement is valued at cost which approximates market value.

d. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Equity-Linked Securities

The Fund may invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Equity-Linked Securities (continued)

gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

f. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

g. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Accounting Estimates (continued)

date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	27,450,254	$349,770,752	17,900,721	$257,601,912
Shares issued in reinvestment of distributions	3,884,163	46,648,798	2,143,727	34,728,380
Shares redeemed	(5,820,524)	(67,981,273)	(8,303,783)	(114,446,461)

Net increase (decrease)	25,513,893	$328,438,277	11,740,665	$177,883,831

Class 2 Shares:
Shares sold	28,676,075	$352,470,139	51,438,684	$783,774,483
Shares issued in reinvestment of distributions	37,189,503	437,720,445	32,188,942	511,804,179
Shares redeemed	(70,577,619)	(846,054,361)	(75,101,550)	(1,033,497,247)

Net increase (decrease)	(4,712,041)	$(55,863,777)	8,526,076	$262,081,415

Class 4 Shares:
Shares sold	12,441,769	$152,226,979	11,763,342	$159,393,310
Shares issued on reinvestment of distributions	1,593,390	19,056,945	72,348	1,170,589
Shares redeemed	(1,557,805)	(19,763,521)	(54,817)	(673,706)

Net increase (decrease)	12,477,354	$151,520,403	11,780,873	$159,890,193

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$524,982,657
2017	514,368,170

$1,039,350,827

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2009, the Fund deferred realized capital losses of $114,122,943.

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$503,426,188	$440,431,430
Long term capital gain	—	107,272,075

	$503,426,188	$547,703,505

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$7,488,765,481

Unrealized appreciation	$639,954,656
Unrealized depreciation	(766,144,513)

Net unrealized appreciation (depreciation)	$(126,189,857)

Distributable earnings - undistributed ordinary income	$490,721,692

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, payments-in-kind, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $2,901,551,830 and $2,453,794,997, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2009, the Fund had 52.56% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

7. CREDIT RISK AND DEFAULTED SECURITIES (continued)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2009, the aggregate value of these securities was $120,580,903, representing 1.64% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. OTHER CONSIDERATIONS

From time to time, officers, directors or employees of the Fund’s Investment Manager may have discussions or enter into agreements with issuers, underwriters or creditors’ committees which, pursuant to the Fund’s policies and requirements of applicable securities laws, could prevent the Fund from trading in the securities of such company for limited or extended periods of time.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

10. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments[a]
Energy	$317,138,465	$110,165,476	$—		$427,303,941
Financials	488,965,466	27,469,323	—		516,434,789
Health Care	174,444,520	13,020,115	—		187,464,635
Industrials	—	170,400	—		170,400
Information Technology	128,870,000	6,555,150	—		135,425,150
Materials	65,943,800	40,427,200	—		106,371,000
All Other Equity Investments[b]	1,179,181,101	—	—		1,179,181,101
Senior Floating Rate Interests	—	424,308,888	—		424,308,888
Corporate Bonds	—	3,790,563,433	—	[c]	3,790,563,433
Convertible Bonds	—	99,216,430	—		99,216,430
Short Term Investments	—	496,135,857	—		496,135,857

Total Investments in Securities	$2,354,543,352	$5,008,032,272	$—		$7,362,575,624

aIncludes common, preferred, and convertible preferred stock as well as other equity investments.

bFor detailed industry descriptions, see the accompanying statement of investments.

cIncludes securities determined to have no value at December 31, 2009.

At December 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, was as follows:

	Balance at Beginning of Year	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfer In (Out) of Level 3	Balance at End of Year

Assets
Equity Investments:
Financials	$12,874,075	$—	$—	$—	$(12,874,075)	$—

11. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Currency	Selected Portfolio
EUR - Euro	FRN - Floating Rate Note
L/C - Letter of Credit
MTN - Medium Term Note
PIK - Payment-In-Kind

Franklin Templeton Variable Insurance Products Trust

Franklin Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Income Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Income Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates 15.68% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2009.

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

We are pleased to bring you Franklin Large Cap Growth Securities Fund’s annual report for the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+30.04%	+0.47%	+0.18%

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Russell 1000® Growth Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Large Cap Growth Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FLG-1

Fund Goal and Main Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies and normally invests predominantly in equity securities. For this Fund, large capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000 Index at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its primary benchmark, the S&P 500, which had a +26.46% total return.2 The Fund underperformed its secondary benchmark, the Russell 1000 Growth Index, which had a +37.21% total return for the same period.2

Economic and Market Overview

The U.S. economy ended 2009 in much better shape than it began. Economic challenges remain, such as stalled consumer confidence and job prospects for the unemployed as stimulus measures wind down. However, several reports pointed to improving economic conditions. In the year’s second half, corporate profit growth was higher than earlier estimates, which may allow businesses to build inventory following a long period of inventory drawdowns.

Throughout the year, the Federal Open Market Committee kept monetary policy unchanged, announcing it intends to hold the federal funds target rate in the 0% to 0.25% range “for an extended period” as it lays the groundwork for an eventual tightening of monetary policy. Late in the period, the labor market improved somewhat as the economy lost fewer jobs than expected and the unemployment rate fell slightly, dropping from a period high of 10.2% in October to 10.0% at period-end.3

U.S. gross domestic product grew at a 2.2% annualized rate in 2009’s third quarter after shrinking by 0.7% in the prior three months. This was the first expansion since 2008’s second quarter. As economic conditions improved, oil prices increased from $45 per barrel in December 2008 to $79 at year-end, still well below 2008 highs. December’s inflation rate was an annualized 2.7%.3 Core inflation, which excludes

1. Please see Index Descriptions following the Fund Summaries.

2. Source: © 2009 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. By having substantial investments in particular sectors from time to time, such as the technology sector (including health care technology, electronic technology and technology services), which has been among the market’s most volatile sectors, as well as the communications and financial services sectors, the Fund may be at greater risk from adverse developments in a sector than a fund that invests more broadly. Foreign investing involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

FLG-2

food and energy costs, rose at a 1.8% annualized rate, which was within the Federal Reserve Board’s informal target range of 1.5% to 2.0%.3

Most stocks suffered significant losses through early March 2009 as investors worried about an uncertain future. Stocks then recovered from 12-year lows as economic data improved and investors perceived many bargains among the bear market fallout. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average delivered a total return of +22.68%, while the broader S&P 500 posted a +26.46% total return and the technology-heavy NASDAQ Composite Index returned +45.32%.2 All sectors posted gains for the period, with the strongest returns from the information technology, materials and consumer discretionary sectors.

Investment Strategy

We are research-driven, fundamental investors pursuing a bottom-up strategy. As such, we focus primarily on individual securities that present, in our opinion, the best trade-off between potential return and risk. We seek out companies trading at the greatest discount to our estimates of their fair worth, with worth most often being a function of future growth potential. In making these judgments, we also take into account risks and uncertainties that are inherent to our growth and worth estimates. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct, sustainable and competitive advantages likely to lead to growth in earnings and/or cash flow. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, or strong management are all factors we believe may contribute to future cash flow and earnings growth potential.

Manager’s Discussion

Looking back on the key factors impacting the Fund’s returns during the year under review, we would like to remind shareholders that our investment strategy is primarily bottom up and driven by individual stock selection. However, we recognize that a sector-based discussion can be a helpful way to organize a portfolio review of key performance drivers.

From a sector perspective, the Fund’s performance relative to the S&P 500 was helped by our stock selection in the health care sector. In particular, our holdings in biotechnology company Genentech4 and

4. This holding is not an index component.

FLG-3

pharmaceutical manufacturer Schering-Plough, which benefited from its merger with Merck, contributed to relative returns. The Fund’s overweighted allocation and stock selection in the information technology sector also aided relative results partly due to our holdings in computer storage and data management company NetApp; information technology software and services provider International Business Machines; and laboratory analysis equipment manufacturer Agilent Technologies. Our underweighting and stock selection in the industrials sector also boosted the Fund’s relative performance, largely due to holdings including diversified technology, media and financial services company General Electric, and metal fabrication company Precision Castparts.

Other key contributors to relative Fund returns included beverage manufacturer Hansen Natural,4 independent investment management company Invesco and diversified consumer products manufacturer Procter & Gamble.

The Fund’s underweighted position in the consumer discretionary sector relative to the benchmark hampered performance as that sector was one of the index’s strongest for the year. Our underweighted allocation and stock selection in the materials sector, another index leader, also hurt relative Fund performance. Our stock selection in the financials sector also hampered relative performance largely due to our investment in common shares of financial services company Bank of America.4

Other key detractors from relative Fund returns included electricity and natural gas providers Allegheny Energy and Exelon and biotechnology company Genzyme. In addition, food and staples retailers Safeway and Wal-Mart Stores lost value and weighed on relative performance.

Thank you for your participation in Franklin Large Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Large Cap Growth Securities Fund

12/31/09

Company Sector/Industry	% of Total Net Assets
Exxon Mobil Corp.	3.4%
Energy
Microsoft Corp.	2.9%
Information Technology
Hewlett-Packard Co.	2.7%
Information Technology
International Business Machines Corp.	2.5%
Information Technology
Abbott Laboratories	2.3%
Health Care
Northern Trust Corp.	2.3%
Financials
Wells Fargo & Co.	2.3%
Financials
JPMorgan Chase & Co.	2.3%
Financials
NetApp Inc.	2.3%
Information Technology
Merck & Co. Inc.	2.2%
Health Care

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FLG-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Large Cap Growth Securities Fund Class 1

FLG-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,196.80	$4.54
Hypothetical (5% return before expenses)	$1,000	$1,021.07	$4.18

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.82%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FLG-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Large Cap Growth Securities Fund

	Year Ended December 31,
Class 1	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.66	$17.51	$16.70	$15.17	$15.08

Income from investment operations[a]:
Net investment income[b]	0.12	0.17	0.21	0.17	0.17
Net realized and unrealized gains (losses)	3.04	(5.82)	0.89	1.51	0.02

Total from investment operations	3.16	(5.65)	1.10	1.68	0.19

Less distributions from:
Net investment income	(0.20)	(0.24)	(0.16)	(0.15)	(0.10)
Net realized gains	—	(0.96)	(0.13)	—	—

Total distributions	(0.20)	(1.20)	(0.29)	(0.15)	(0.10)

Net asset value, end of year	$13.62	$10.66	$17.51	$16.70	$15.17

Total return[c]	30.04%	(34.39)%	6.53%	11.17%	1.31%
Ratios to average net assets
Expenses[d]	0.81%	0.77%	0.74%	0.76%	0.76%
Net investment income	1.03%	1.19%	1.21%	1.11%	1.14%

Supplemental data
Net assets, end of year (000’s)	$58,287	$51,651	$96,920	$114,929	$136,464
Portfolio turnover rate	71.95%	66.04%	50.67%	50.97%	39.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FLG-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Large Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.50	$17.25	$16.47	$14.97	$14.90

Income from investment operations[a]:
Net investment income[b]	0.09	0.13	0.17	0.13	0.13
Net realized and unrealized gains (losses)	3.00	(5.73)	0.87	1.49	0.03

Total from investment operations	3.09	(5.60)	1.04	1.62	0.16

Less distributions from:
Net investment income	(0.16)	(0.19)	(0.13)	(0.12)	(0.09)
Net realized gains	—	(0.96)	(0.13)	—	—

Total distributions	(0.16)	(1.15)	(0.26)	(0.12)	(0.09)

Net asset value, end of year	$13.43	$10.50	$17.25	$16.47	$14.97

Total return[c]	29.73%	(34.53)%	6.23%	10.90%	1.06%
Ratios to average net assets
Expenses[d]	1.06%	1.02%	0.99%	1.01%	1.01%
Net investment income	0.78%	0.94%	0.96%	0.86%	0.89%

Supplemental data
Net assets, end of year (000’s)	$373,821	$328,597	$642,351	$636,592	$510,395
Portfolio turnover rate	71.95%	66.04%	50.67%	50.97%	39.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FLG-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Large Cap Growth Securities Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.62	$16.05

Income from investment operations[b]:
Net investment income[c]	0.09	0.11
Net realized and unrealized gains (losses)	3.02	(4.34)

Total from investment operations	3.11	(4.23)

Less distributions from:
Net investment income	(0.16)	(0.24)
Net realized gains	—	(0.96)

Total distributions	(0.16)	(1.20)

Net asset value, end of year	$13.57	$10.62

Total return[d]	29.58%	(28.68)%
Ratios to average net assets[e]
Expenses[f]	1.16%	1.12%
Net investment income	0.68%	0.84%

Supplemental data
Net assets, end of year (000’s)	$4	$3
Portfolio turnover rate	71.95%	66.04%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FLG-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks 95.8%
Consumer Discretionary 5.4%
Burger King Holdings Inc.	United States	289,400	$5,446,508
CBS Corp., B	United States	325,900	4,578,895
[a]Dollar General Corp.	United States	64,700	1,451,221
[a]Iconix Brand Group Inc.	United States	211,100	2,670,415
[a]Kohl’s Corp.	United States	43,500	2,345,955
NIKE Inc., B	United States	35,800	2,365,306
Target Corp.	United States	54,200	2,621,654
The Walt Disney Co.	United States	61,200	1,973,700

			23,453,654

Consumer Staples 11.0%
CVS Caremark Corp.	United States	285,100	9,183,071
[a]Hansen Natural Corp.	United States	74,100	2,845,440
PepsiCo Inc.	United States	78,000	4,742,400
Philip Morris International Inc.	United States	141,600	6,823,704
The Procter & Gamble Co.	United States	94,200	5,711,346
Safeway Inc.	United States	221,700	4,719,993
Wal-Mart Stores Inc.	United States	96,700	5,168,615
Walgreen Co.	United States	223,354	8,201,559

			47,396,128

Energy 8.8%
ConocoPhillips	United States	154,200	7,874,994
Devon Energy Corp.	United States	50,000	3,675,000
Exxon Mobil Corp.	United States	216,400	14,756,316
Marathon Oil Corp.	United States	224,200	6,999,524
Schlumberger Ltd.	United States	73,900	4,810,151

			38,115,985

Financials 13.7%
The Allstate Corp.	United States	178,109	5,350,394
Bank of America Corp.	United States	227,700	3,429,162
[a]Berkshire Hathaway Inc., B	United States	1,700	5,586,200
Invesco Ltd.	United States	186,100	4,371,489
JPMorgan Chase & Co.	United States	235,240	9,802,451
Northern Trust Corp.	United States	189,100	9,908,840
T. Rowe Price Group Inc.	United States	64,600	3,439,950
U.S. Bancorp	United States	328,927	7,404,147
Wells Fargo & Co.	United States	364,200	9,829,758

			59,122,391

Health Care 18.9%
Abbott Laboratories	United States	187,490	10,122,585
Aetna Inc.	United States	166,600	5,281,220
[a]Amgen Inc.	United States	58,000	3,281,060
[a]Celgene Corp.	United States	69,100	3,847,488
[a]Express Scripts Inc.	United States	59,400	5,135,130
[a]Genzyme Corp.	United States	96,800	4,744,168
[a]Gilead Sciences Inc.	United States	84,200	3,644,176
Johnson & Johnson	United States	100,400	6,466,764
Medtronic Inc.	United States	150,600	6,623,388
Merck & Co. Inc.	United States	258,375	9,441,022
[a]Myriad Genetics Inc.	United States	137,100	3,578,310
[a]Onyx Pharmaceuticals Inc.	United States	62,434	1,831,814

FLG-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Health Care (continued)
Roche Holding AG, ADR	Switzerland	201,600	$8,507,520
Teva Pharmaceutical Industries Ltd., ADR	Israel	166,500	9,353,970

			81,858,615

Industrials 8.2%
Expeditors International of Washington Inc.	United States	69,400	2,410,262
FedEx Corp.	United States	53,900	4,497,955
Flowserve Corp.	United States	47,960	4,533,659
Fluor Corp.	United States	82,200	3,702,288
General Dynamics Corp.	United States	46,400	3,163,088
General Electric Co.	United States	312,500	4,728,125
[a]Jacobs Engineering Group Inc.	United States	11,200	421,232
Pitney Bowes Inc.	United States	180,000	4,096,800
Precision Castparts Corp.	United States	21,100	2,328,385
United Technologies Corp.	United States	76,900	5,337,629

			35,219,423

Information Technology 23.9%
[a]Agilent Technologies Inc.	United States	182,300	5,664,061
[a]Apple Inc.	United States	30,200	6,367,972
[a]Cisco Systems Inc.	United States	208,200	4,984,308
[a]EMC Corp.	United States	310,000	5,415,700
[a]FLIR Systems Inc.	United States	141,200	4,620,064
[a]Google Inc., A	United States	11,900	7,377,762
Hewlett-Packard Co.	United States	224,400	11,558,844
Intel Corp.	United States	364,900	7,443,960
International Business Machines Corp.	United States	81,900	10,720,710
Microsoft Corp.	United States	416,600	12,702,134
[a]NetApp Inc.	United States	284,400	9,780,516
Oracle Corp.	United States	104,700	2,569,338
[a]Polycom Inc.	United States	157,200	3,925,284
QUALCOMM Inc.	United States	182,500	8,442,450
Visa Inc., A	United States	21,500	1,880,390

			103,453,493

Materials 0.8%
Randgold Resources Ltd., ADR	United Kingdom	43,900	3,473,368

Telecommunication Services 2.5%
AT&T Inc.	United States	157,300	4,409,119
[a]NII Holdings Inc.	United States	101,750	3,416,765
Vodafone Group PLC, ADR	United Kingdom	131,300	3,031,717

			10,857,601

Utilities 2.6%
Constellation Energy Group	United States	76,450	2,688,746
Exelon Corp.	United States	172,280	8,419,324

			11,108,070

Total Common Stocks (Cost $319,122,821)			414,058,728

FLG-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Large Cap Growth Securities Fund	Country	Principal Amount	Value
Short Term Investments (Cost $20,103,794) 4.7%
Repurchase Agreements 4.7%
[b]Joint Repurchase Agreement, 0.003%, 1/04/10 (Maturity Value $20,103,801)	United States	$20,103,794	$20,103,794
Banc of America Securities LLC (Maturity Value $2,361,996)
BNP Paribas Securities Corp. (Maturity Value $4,723,791)
Credit Suisse Securities (USA) LLC (Maturity Value $3,936,726)
Deutsche Bank Securities Inc. (Maturity Value $1,208,037)
HSBC Securities (USA) Inc. (Maturity Value $3,936,726)
Morgan Stanley & Co. Inc. (Maturity Value $3,149,260)
UBS Securities LLC (Maturity Value $787,265)

Collateralized by U.S. Government Agency Securities, 0.50% - 7.625%, 3/30/10 - 2/09/28; [c]U.S. Government Agency Discount Notes, 9/21/10; [c]U.S. Treasury Bills, 8/26/10 -12/16/10; and U.S. Treasury Notes, 0.875% - 4.25%, 5/31/11 - 11/15/14

Total Investments (Cost $339,226,615) 100.5%			434,162,522
Other Assets, less Liabilities (0.5)%			(2,050,120)

Net Assets 100.0%			$432,112,402

See Abbreviations on page FLG-21.

aNon-income producing.

bSee Note 1(c) regarding joint repurchase agreement.

cThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FLG-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Franklin Large Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$319,122,821
Cost - Repurchase agreements	20,103,794

Total cost of investments	$339,226,615

Value - Unaffiliated issuers	$414,058,728
Value - Repurchase agreements	20,103,794

Total value of investments	434,162,522
Receivables:
Investment securities sold	17,082
Capital shares sold	2,975
Dividends	627,791
Other assets	171,393

Total assets	434,981,763

Liabilities:
Payables:
Investment securities purchased	2,026,474
Capital shares redeemed	209,597
Affiliates	430,691
Reports to shareholders	174,065
Accrued expenses and other liabilities	28,534

Total liabilities	2,869,361

Net assets, at value	$432,112,402

Net assets consist of:
Paid-in capital	$471,760,065
Undistributed net investment income	3,407,918
Net unrealized appreciation (depreciation)	94,935,907
Accumulated net realized gain (loss)	(137,991,488)

Net assets, at value	$432,112,402

Class 1:
Net assets, at value	$58,286,746

Shares outstanding	4,279,949

Net asset value and maximum offering price per share	$13.62

Class 2:
Net assets, at value	$373,821,422

Shares outstanding	27,840,028

Net asset value and maximum offering price per share	$13.43

Class 4:
Net assets, at value	$4,234

Shares outstanding	312

Net asset value and maximum offering price per share	$13.57

The accompanying notes are an integral part of these financial statements.

FLG-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Franklin Large Cap Growth Securities Fund
Investment income:
Dividends	$7,123,135
Interest	26,846

Total investment income	7,149,981

Expenses:
Management fees (Note 3a)	2,921,403
Distribution fees: (Note 3c)
Class 2	843,408
Class 4	13
Unaffiliated transfer agent fees	712
Custodian fees (Note 4)	4,041
Reports to shareholders	166,192
Professional fees	29,850
Trustees’ fees and expenses	2,672
Other	22,324

Total expenses	3,990,615
Expense reductions (Note 4)	(115)

Net expenses	3,990,500

Net investment income	3,159,481

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(51,445,329)
Foreign currency transactions	1,485

Net realized gain (loss)	(51,443,844)

Net change in unrealized appreciation (depreciation) on investments	150,444,919

Net realized and unrealized gain (loss)	99,001,075

Net increase (decrease) in net assets resulting from operations	$102,160,556

The accompanying notes are an integral part of these financial statements.

FLG-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Large Cap Growth Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$3,159,481	$5,551,250
Net realized gain (loss) from investments and foreign currency transactions	(51,443,844)	(83,485,431)
Net change in unrealized appreciation (depreciation) on investments	150,444,919	(151,830,475)

Net increase (decrease) in net assets resulting from operations	102,160,556	(229,764,656)

Distributions to shareholders from:
Net investment income:
Class 1	(896,286)	(1,183,538)
Class 2	(4,724,247)	(6,484,690)
Class 4	(49)	(73)
Net realized gains:
Class 1	—	(4,817,075)
Class 2	—	(33,345,360)
Class 4	—	(298)

Total distributions to shareholders	(5,620,582)	(45,831,034)

Capital share transactions: (Note 2)
Class 1	(6,256,675)	(9,557,762)
Class 2	(38,422,446)	(73,871,480)
Class 4	—	5,000

Total capital share transactions	(44,679,121)	(83,424,242)

Net increase (decrease) in net assets	51,860,853	(359,019,932)
Net assets:
Beginning of year	380,251,549	739,271,481

End of year	$432,112,402	$380,251,549

Undistributed net investment income included in net assets:
End of year	$3,407,918	$5,867,639

The accompanying notes are an integral part of these financial statements.

FLG-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Large Cap Growth Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FLG-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2009. The joint repurchase agreement is valued at cost which approximates market value.

d. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FLG-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	92,858	$1,084,582	42,013	$581,393
Shares issued in reinvestment of distributions	79,458	896,286	390,665	6,000,613
Shares redeemed	(739,154)	(8,237,543)	(1,122,371)	(16,139,768)

Net increase (decrease)	(566,838)	$(6,256,675)	(689,693)	$(9,557,762)

Class 2 Shares:
Shares sold	1,484,116	$16,174,927	2,042,228	$30,356,073
Shares issued in reinvestment of distributions	424,080	4,724,247	2,630,783	39,830,049
Shares redeemed	(5,372,705)	(59,321,620)	(10,607,967)	(144,057,602)

Net increase (decrease)	(3,464,509)	$(38,422,446)	(5,934,956)	$(73,871,480)

Class 4 Shares:
Shares sold	—	$—	312	$5,000

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

FLG-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$67,544,988
2017	62,435,606

$129,980,594

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary Income	$5,620,582	$21,652,204
Long term capital gain	—	24,178,830

	$5,620,582	$45,831,034

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$347,237,508

Unrealized appreciation	$96,664,665
Unrealized depreciation	(9,739,651)

Net unrealized appreciation (depreciation)	$86,925,014

Distributable earnings – undistributed ordinary income	$3,407,918

FLG-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

5. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $265,544,243 and $305,001,241, respectively.

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$414,058,728	$—	$—	$414,058,728
Short Term Investments	—	20,103,794	—	20,103,794

Total Investments in Securities	$414,058,728	$20,103,794	$—	$434,162,522

aFor detailed industry descriptions, see the accompanying Statement of Investments.

FLG-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

9. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

FLG-21

Franklin Templeton Variable Insurance Products Trust

Franklin Large Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Growth Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

FLG-22

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Large Cap Growth Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2009.

FLG-23

FRANKLIN RISING DIVIDENDS SECURITIES FUND

This annual report for Franklin Rising Dividends Securities Fund covers the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+17.67%	+0.43%	+6.80%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Rising Dividends Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FRD-1

Fund Goal and Main Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. The Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the S&P 500, which rose 26.46% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy ended 2009 in much better shape than it began. Economic challenges remain, such as stalled consumer confidence and job prospects for the unemployed as stimulus measures wind down. However, several reports pointed to improving economic conditions. In the year’s second half, corporate profit growth was higher than earlier estimates, which may allow businesses to build inventory following a long period of inventory drawdowns.

Throughout the year, the Federal Open Market Committee kept monetary policy unchanged, announcing it intends to hold the federal funds target rate in the 0% to 0.25% range “for an extended period” as it lays the groundwork for an eventual tightening of monetary policy. Late in the period, the labor market improved somewhat as the economy lost fewer jobs than expected and the unemployment rate fell slightly, dropping from a period high of 10.2% in October to 10.0% at period-end.2

U.S. gross domestic product grew at a 2.2% annualized rate in 2009’s third quarter after shrinking by 0.7% in the prior three months. This was the first expansion since 2008’s second quarter. As economic conditions improved, oil prices increased from $45 per barrel in December 2008 to $79 at year-end, still well below 2008 highs. December’s inflation rate was an annualized 2.7%.2 Core inflation, which excludes food and energy costs, rose at a 1.8% annualized rate, which was within the Federal Reserve Board’s informal target range of 1.5% to 2.0%.2

1. Source: © 2009 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. By having significant investments in particular sectors from time to time, such as financial services, the Fund may be at greater risk of adverse developments in a sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

FRD-2

Most stocks suffered significant losses through early March 2009 as investors worried about an uncertain future. Stocks then recovered from 12-year lows as economic data improved and investors perceived many bargains among the bear market fallout. For the 12 months under review, the Dow Jones Industrial Average, the S&P 500 and the NASDAQ Composite Index returned 22.68%, 26.46% and 45.32%, respectively.1 All sectors posted gains for the period, with the strongest returns from the information technology, materials and consumer discretionary sectors.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

During the year under review, significant contributors to performance included Praxair, an industrial gases company, United Technologies, a manufacturer of products for the aerospace and building industries, and Carlisle Companies, a diversified manufacturer. Praxair may benefit from a number of new projects in coming months. Praxair has 16 consecutive years of dividend increases. United Technologies has significant exposure to the infrastructure needs of what we believe are attractive international markets. United Technologies also has 16 years of dividend increases. Despite a very weak sales environment, Carlisle’s profitability recovered considerably by mid-2009. Carlisle has increased its dividend each of the past 33 years.

Detractors from Fund performance included General Electric (GE), a diversified manufacturer and financial services company, Old Republic International, an insurer primarily focused on mortgage guaranty and various liability risks, and RLI, a specialty property and casualty underwriter. Shares of GE fell largely due to investors’ concerns about the underlying value of certain financial assets held by the company.

FRD-3

These concerns led to fears the company was not adequately capitalized. Old Republic International continued to build reserves for expected mortgage losses with home prices still well below the previous economic cycle’s peak. RLI’s stock price declined during 2009’s recovery after having appreciated in 2008’s very difficult environment.

We initiated positions in Abbott Laboratories, Air Products & Chemicals, Beckman Coulter, Hudson City Bancorp, International Business Machines (IBM) and Stryker during the fiscal year. Health care products manufacturer Abbott Laboratories has 37 consecutive years of dividend increases. Air Products & Chemicals, which offers specialty gases and related products and services, has 27 years of dividend increases. Medical instruments manufacturer Beckman Coulter has increased its dividend for 16 years. Regional bank holding company Hudson City Bancorp has 10 years of dividend increases. Information technology software and services provider IBM has raised its dividend for 14 years. Stryker, a medical technology company specializing in orthopedic implants and surgical equipment, has increased its dividend for 17 years. We made additions to 10 positions, and we liquidated two positions: GE and PNC Financial Services Group. We significantly reduced positions in Aflac, Carlisle and State Street and made smaller reductions to 27 other positions.

Our 10 largest positions on December 31, 2009, represented 48.1% of the Fund’s total net assets. It is interesting to note how these 10 companies would, in aggregate, respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 31 years in a row and by 242% in the past 10 years. Their most recent year-over-year dividend increases averaged 8.2% with a yield of 2.1% on December 31, 2009, and a dividend payout ratio of 36.5%, based on estimates of calendar year 2009 operating earnings. The average price/earnings ratio was 17.2 times calendar year 2009 estimates versus 18.2 for that of the unmanaged S&P 500.

Thank you for your participation in Franklin Rising Dividends Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Rising Dividends Securities Fund 12/31/09

Company Sector/Industry	% of Total Net Assets
United Technologies Corp.	5.7%
Aerospace & Defense
Becton, Dickinson and Co.	5.6%
Health Care Equipment & Services
The Procter & Gamble Co.	5.2%
Household & Personal Products
Wal-Mart Stores Inc.	5.1%
Food & Staples Retailing
Family Dollar Stores Inc.	5.0%
Retailing
Roper Industries Inc.	5.0%
Electrical Equipment
Praxair Inc.	4.9%
Materials
Dover Corp.	4.0%
Machinery
McCormick & Co. Inc.	3.8%
Food, Beverage & Tobacco
Brady Corp., A	3.8%
Electrical Equipment

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRD-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Rising Dividends Securities Fund – Class 1

FRD-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,183.40	$3.58
Hypothetical (5% return before expenses)	$1,000	$1,021.93	$3.31

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.65%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRD-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 1	2009		2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.96		$19.61	$20.88	$18.11	$17.75

Income from investment operations[a]:
Net investment income[b]	0.14	[c]	0.35	0.36	0.58 [d]	0.28
Net realized and unrealized gains (losses)	2.28		(5.51)	(0.80)	2.53	0.36

Total from investment operations	2.42		(5.16)	(0.44)	3.11	0.64

Less distributions from:
Net investment income	(0.25)		(0.36)	(0.53)	(0.24)	(0.18)
Net realized gains	—		(0.13)	(0.30)	(0.10)	(0.10)

Total distributions	(0.25)		(0.49)	(0.83)	(0.34)	(0.28)

Net asset value, end of year	$16.13		$13.96	$19.61	$20.88	$18.11

Total return[e]	17.67%		(26.94)%	(2.41)%	17.43%	3.68%
Ratios to average net assets
Expenses[f]	0.65%		0.61%	0.59%	0.61%	0.62%
Net investment income	0.99%	[c]	2.05%	1.72%	3.15% [d]	1.65%

Supplemental data
Net assets, end of year (000’s)	$139,816		$142,862	$235,946	$288,303	$292,223
Portfolio turnover rate	16.99%		5.39%	3.29%	6.19%	2.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 2.07%.

dNet investment income per share includes approximately $0.30 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.57%.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 2	2009		2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.72		$19.27	$20.55	$17.84	$17.51

Income from investment operations[a]:
Net investment income[b]	0.10	[c]	0.31	0.30	0.56 [d]	0.24
Net realized and unrealized gains (losses)	2.24		(5.42)	(0.79)	2.46	0.34

Total from investment operations	2.34		(5.11)	(0.49)	3.02	0.58

Less distributions from:
Net investment income	(0.20)		(0.31)	(0.49)	(0.21)	(0.15)
Net realized gains	—		(0.13)	(0.30)	(0.10)	(0.10)

Total distributions	(0.20)		(0.44)	(0.79)	(0.31)	(0.25)

Net asset value, end of year	$15.86		$13.72	$19.27	$20.55	$17.84

Total return[e]	17.34%		(27.10)%	(2.69)%	17.12%	3.43%
Ratios to average net assets
Expenses[f]	0.90%		0.86%	0.84%	0.86%	0.87%
Net investment income	0.74%	[c]	1.80%	1.47%	2.90% [d]	1.40%

Supplemental data
Net assets, end of year (000’s)	$1,371,351		$1,286,878	$2,079,366	$1,981,240	$1,423,827
Portfolio turnover rate	16.99%		5.39%	3.29%	6.19%	2.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.82%.

dNet investment income per share includes approximately $0.30 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.32%.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 4	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.92		$18.51

Income from investment operations[b]:
Net investment income[c]	0.13	[d]	0.26
Net realized and unrealized gains (losses)	2.24		(4.36)

Total from investment operations	2.37		(4.10)

Less distributions from:
Net investment income	(0.20)		(0.36)
Net realized gains	—		(0.13)

Total distributions	(0.20)		(0.49)

Net asset value, end of year	$16.09		$13.92

Total return[e]	17.22%		(22.82)%
Ratios to average net assets[f]
Expenses[g]	1.00%		0.96%
Net investment income	0.64%	[d]	1.70%

Supplemental data
Net assets, end of year (000’s)	$15		$4
Portfolio turnover rate	16.99%		5.39%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.72%.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks 96.2%
Aerospace & Defense 5.7%
United Technologies Corp.	1,239,776	$86,052,852

Banks 1.8%
Hudson City Bancorp Inc.	1,378,600	18,928,178
Peoples Bancorp Inc.	159,977	1,548,577
TrustCo Bank Corp. NY	328,588	2,070,105
U.S. Bancorp	166,449	3,746,767

		26,293,627

Commercial & Professional Services 2.5%
ABM Industries Inc.	951,288	19,653,610
Cintas Corp.	583,200	15,192,360
Superior Uniform Group Inc.	237,100	2,311,725

		37,157,695

Consumer Durables & Apparel 1.3%
[a]Kid Brands Inc.	306,081	1,340,635
Leggett & Platt Inc.	852,300	17,386,920

		18,727,555

Consumer Services 1.5%
Hillenbrand Inc.	1,191,300	22,444,092

Diversified Financials 0.9%
State Street Corp.	324,500	14,128,730

Electrical Equipment 8.7%
Brady Corp., A	1,896,079	56,901,331
Roper Industries Inc.	1,433,050	75,048,828

		131,950,159

Food & Staples Retailing 5.1%
Wal-Mart Stores Inc.	1,450,600	77,534,570

Food, Beverage & Tobacco 3.8%
McCormick & Co. Inc.	1,592,095	57,522,392

Health Care Equipment & Services 13.3%
Beckman Coulter Inc.	15,400	1,007,776
Becton, Dickinson and Co.	1,074,143	84,706,917
Hill-Rom Holdings Inc.	896,603	21,509,506
Stryker Corp.	414,500	20,878,365
Teleflex Inc.	513,753	27,686,149
West Pharmaceutical Services Inc.	1,165,600	45,691,520

		201,480,233

Household & Personal Products 6.8%
Alberto-Culver Co.	848,350	24,848,172
The Procter & Gamble Co.	1,293,600	78,430,968

		103,279,140

Industrial Conglomerates 1.4%
Carlisle Cos. Inc.	596,861	20,448,458

Insurance 11.4%
Aflac Inc.	874,900	40,464,125
Arthur J. Gallagher & Co.	753,000	16,950,030
Erie Indemnity Co., A	1,418,294	55,341,832

FRD-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks (continued)
Insurance (continued)
Mercury General Corp.	154,200	$6,053,892
Old Republic International Corp.	3,587,208	36,015,568
RLI Corp.	335,848	17,883,906

		172,709,353

Machinery 6.5%
Donaldson Co. Inc.	392,000	16,675,680
Dover Corp.	1,453,700	60,488,457
Graco Inc.	270,112	7,717,100
Nordson Corp.	226,591	13,862,837

		98,744,074

Materials 12.0%
Air Products and Chemicals Inc.	429,500	34,815,270
Bemis Co. Inc.	1,231,300	36,508,045
Nucor Corp.	763,802	35,631,363
Praxair Inc.	926,100	74,375,091

		181,329,769

Pharmaceuticals, Biotechnology & Life Sciences 6.0%
Abbott Laboratories	897,300	48,445,227
Pfizer Inc.	2,284,100	41,547,779

		89,993,006

Retailing 5.2%
Family Dollar Stores Inc.	2,738,630	76,216,073
[a]Sally Beauty Holdings Inc.	349,150	2,670,998

		78,887,071

Semiconductors & Semiconductor Equipment 0.1%
Cohu Inc.	50,300	701,685

Technology Hardware & Equipment 2.2%
International Business Machines Corp.	253,100	33,130,790

Total Common Stocks (Cost $1,149,988,902)		1,452,515,251

Short Term Investments 3.6%
Money Market Funds 3.6%
[a]Bank of New York Institutional Cash Reserve Fund, Series B	632,226	505,781
[b]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	54,581,614	54,581,614

Total Money Market Funds (Cost $55,213,840)	55,087,395

Total Investments (Cost $1,205,202,742) 99.8%		1,507,602,646
Other Assets, less Liabilities 0.2%		3,579,694

Net Assets 100.0%		$1,511,182,340

aNon-income producing.

bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FRD-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Franklin Rising Dividends Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,150,621,128
Cost - Sweep Money Fund (Note 7)	54,581,614

Total cost of investments	$1,205,202,742

Value - Unaffiliated issuers	$1,453,021,032
Value - Sweep Money Fund (Note 7)	54,581,614

Total value of investments	1,507,602,646
Receivables:
Investment securities sold	3,240,304
Capital shares sold	169,140
Dividends	3,445,915
Other assets	224

Total assets	1,514,458,229

Liabilities:
Payables:
Capital shares redeemed	1,025,559
Affiliates	1,367,670
Reports to shareholders	187,788
Funds advanced by custodian	632,226
Accrued expenses and other liabilities	62,646

Total liabilities	3,275,889

Net assets, at value	$1,511,182,340

Net assets consist of:
Paid-in capital	$1,497,715,982
Undistributed net investment income	25,224,971
Net unrealized appreciation (depreciation)	302,399,904
Accumulated net realized gain (loss)	(314,158,517)

Net assets, at value	$1,511,182,340

Class 1:
Net assets, at value	$139,815,671

Shares outstanding	8,670,013

Net asset value and maximum offering price per share	$16.13

Class 2:
Net assets, at value	$1,371,351,204

Shares outstanding	86,476,726

Net asset value and maximum offering price per share	$15.86

Class 4:
Net assets, at value	$15,465

Shares outstanding	961

Net asset value and maximum offering price per share	$16.09

The accompanying notes are an integral part of these financial statements.

FRD-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Franklin Rising Dividends Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$22,493,407 [a]
Sweep Money Fund (Note 7)	55,452

Total investment income	22,548,859

Expenses:
Management fees (Note 3a)	8,549,431
Distribution fees: (Note 3c)
Class 2	3,097,752
Class 4	16
Unaffiliated transfer agent fees	1,364
Custodian fees (Note 4)	14,973
Reports to shareholders	229,369
Professional fees	50,499
Trustees’ fees and expenses	11,391
Other	66,720

Total expenses	12,021,515
Expense reductions (Note 4)	(3)

Net expenses	12,021,512

Net investment income	10,527,347

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(78,434,293)
Net change in unrealized appreciation (depreciation) on investments	289,247,239

Net realized and unrealized gain (loss)	210,812,946

Net increase (decrease) in net assets resulting from operations	$221,340,293

aDividend income includes $(14,706,456) as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the dividend income would have been $37,199,863.

The accompanying notes are an integral part of these financial statements.

FRD-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Rising Dividends Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$10,527,347	$35,174,364
Net realized gain (loss) from investments	(78,434,293)	(234,658,586)
Net change in unrealized appreciation (depreciation) on investments	289,247,239	(387,942,691)

Net increase (decrease) in net assets resulting from operations	221,340,293	(587,426,913)

Distributions to shareholders from:
Net investment income:
Class 1	(2,324,786)	(3,976,477)
Class 2	(18,134,021)	(31,994,362)
Class 4	(54)	(98)
Net realized gains:
Class 1	—	(1,471,627)
Class 2	—	(13,810,813)
Class 4	—	(36)

Total distributions to shareholders	(20,458,861)	(51,253,413)

Capital share transactions: (Note 2)
Class 1	(21,307,918)	(30,501,392)
Class 2	(98,146,365)	(216,391,575)
Class 4	11,072	5,000

Total capital share transactions	(119,443,211)	(246,887,967)

Net increase (decrease) in net assets	81,438,221	(885,568,293)
Net assets:
Beginning of year	1,429,744,119	2,315,312,412

End of year	$1,511,182,340	$1,429,744,119

Undistributed net investment income included in net assets:
End of year	$25,224,971	$35,156,485

The accompanying notes are an integral part of these financial statements.

FRD-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Rising Dividends Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2009, 64.23% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Securities Lending

The Fund participates in a principal based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in repurchase agreements or in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or ICRF) managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the Fund. At December 31, 2009, the Fund had no securities on loan.

In September of 2008, the Bank of New York Mellon advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund’s position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

FRD-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FRD-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	342,788	$4,710,091	277,877	$4,587,250
Shares issued in reinvestment of distributions	170,689	2,324,786	289,331	5,448,104
Shares redeemed	(2,076,650)	(28,342,795)	(2,366,622)	(40,536,746)

Net increase (decrease)	(1,563,173)	$(21,307,918)	(1,799,414)	$(30,501,392)

Class 2 Shares:
Shares sold	3,853,342	$52,313,933	4,881,454	$84,391,025
Shares issued in reinvestment of distributions	1,352,276	18,134,021	2,471,947	45,805,175
Shares redeemed	(12,538,092)	(168,594,319)	(21,427,912)	(346,587,775)

Net increase (decrease)	(7,332,474)	$(98,146,365)	(14,074,511)	$(216,391,575)

Class 4 Shares:
Shares sold	691	$11,072	270	$5,000

aFor the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

FRD-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$204,040,738
2017	107,931,803

$311,972,541

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$20,458,861	$37,511,317
Long term capital gain	—	13,742,096

	$20,458,861	$51,253,413

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,207,388,715

Unrealized appreciation	$393,457,948
Unrealized depreciation	(93,244,017)

Net unrealized appreciation (depreciation)	$300,213,931

Distributable earnings – undistributed ordinary income	$25,224,971

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

FRD-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $221,851,049 and $310,803,886, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments[a]	$1,452,515,251	$—	$—	$1,452,515,251
Short Term Investments	54,581,614	505,781	—	55,087,395

Total Investments in Securities	$1,507,096,865	$505,781	$—	$1,507,602,646

aFor detailed industry descriptions, see the accompanying Statement of Investments.

FRD-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

FRD-20

Franklin Templeton Variable Insurance Products Trust

Franklin Rising Dividends Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Rising Dividends Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

FRD-21

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Rising Dividends Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2009.

FRD-22

FRANKLIN SMALL CAP VALUE SECURITIES FUND

We are pleased to bring you Franklin Small Cap Value Securities Fund’s annual report for the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+29.54%	+1.70%	+8.81%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Russell 2500™ Value Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Value Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSV-1

Fund Goal and Main Investments: Franklin Small Cap Value Securities Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities. For this Fund, small-capitalization companies are those with market capitalization values not exceeding $3.5 billion at the time of purchase. The Fund invests generally in equity securities of companies that the manager believes are currently undervalued and have the potential for capital appreciation.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the Russell 2500 Value Index, which rose 27.68% for the same period.1 Please note that the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy ended 2009 in much better shape than it began. Economic challenges remain, such as stalled consumer confidence and job prospects for the unemployed as stimulus measures wind down. However, several reports pointed to improving economic conditions. In the year’s second half, corporate profit growth was higher than earlier estimates, which may allow businesses to build inventory following a long period of inventory drawdowns.

Throughout the year, the Federal Open Market Committee kept monetary policy unchanged, announcing it intends to hold the federal funds target rate in the 0% to 0.25% range “for an extended period” as it lays the groundwork for an eventual tightening of monetary policy. Late in the period, the labor market improved somewhat as the economy lost fewer jobs than expected and the unemployment rate fell slightly, dropping from a period high of 10.2% in October to 10.0% at period-end.2

U.S. gross domestic product grew at a 2.2% annualized rate in 2009’s third quarter after shrinking by 0.7% in the prior three months. This was the first expansion since 2008’s second quarter. As economic conditions improved, oil prices increased from $45 per barrel in December 2008 to $79 at year-end, still well below 2008 highs. December’s inflation rate was an annualized 2.7%.2 Core inflation, which excludes food and energy costs, rose at a 1.8% annualized rate, which was within the Federal Reserve Board’s informal target range of 1.5% to 2.0%.2

1. Source: © 2009 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Smaller company securities can increase the risk of greater price volatility, particularly over the short term. Smaller or relatively new or unseasoned companies can also be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

FSV-2

Most stocks suffered significant losses through early March 2009 as investors worried about an uncertain future. Stocks then recovered from 12-year lows as economic data improved and investors perceived many bargains among the bear market fallout. For the 12 months under review, the Dow Jones Industrial Average, the Standard & Poor’s 500 Index and the NASDAQ Composite Index returned 22.68%, 26.46% and 45.32%, respectively.1 All sectors posted gains for the period, with the strongest returns from the information technology, materials and consumer discretionary sectors.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined, value-oriented strategy for the Fund. As a bottom-up adviser concentrating primarily on individual securities, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value or cash flow. We seek bargains among the “unloved,” out-of-favor companies that offer, in our opinion, attractive long-term potential. These might include current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have significant growth potential, in our opinion, or companies that may be potential turnaround candidates or takeover targets.

Manager’s Discussion

During the fiscal year under review, the consumer discretionary sector was a top contributor to performance, due in part to recreational vehicle manufacturer Thor Industries, auto dealership operator Group 1 Automotive and specialty retailer Men’s Wearhouse.3 Other sector holdings that performed well included sportswear company Warnaco Group, furniture manufacturer La-Z-Boy, and automobile components manufacturers Autoliv and Gentex. In the materials sector, Reliance Steel & Aluminum and Westlake Chemical aided results. Industrials holding Universal Forest Products was also a significant contributor to performance.4

3. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, and retailing in the SOI.

4. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI.

FSV-3

The financials sector detracted from Fund performance due in part to regional bank TrustCo Bank Corp. NY, commercial bank Chemical Financial, and insurance company IPC Holdings.5 In the industrials sector, transportation equipment manufacturer Wabash National and airline SkyWest hindered results. Other key detractors from performance included information technology products manufacturer Avocent and crude oil transportation services company General Maritime.

The Fund initiated five positions during the fiscal year in what we considered attractively valued securities: ceramics manufacturer Ceradyne, building and recreational vehicles products manufacturer Drew Industries, industrial goods provider Gardner Denver, department store operator J.C. Penney and contract research firm Pharmaceutical Product Development. We also added significantly to several existing positions including Fred’s, Protective Life, Rowan Companies and Trinity Industries. We liquidated seven positions during the fiscal year. The positions sold were Avocent, Corus Bankshares, General Maritime, Kid Brands (formerly, Russ Berrie & Co.), Mercer International, Monaco Coach and Syncora Holdings. In September, IPC Holdings was purchased by Validus Holdings for cash and stock. We also reduced several holdings including Mueller Industries, Omnivision Technologies and Universal Forest Products.

Thank you for your participation in Franklin Small Cap Value Securities Fund. We look forward to serving your future investment needs.

5. The financials sector comprises banks and insurance in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small Cap Value Securities Fund

12/31/09

Company Sector/Industry	% of Total Net Assets
Thor Industries Inc.	2.0%
Automobiles & Components
Westlake Chemical Corp.	1.8%
Materials
Benchmark Electronics Inc.	1.7%
Technology Hardware & Equipment
Protective Life Corp.	1.6%
Insurance
Reliance Steel & Aluminum Co.	1.6%
Materials
Steel Dynamics Inc.	1.6%
Materials
Universal Forest Products Inc.	1.5%
Capital Goods
Rowan Cos. Inc.	1.5%
Energy
RPM International Inc.	1.5%
Materials
Old Republic International Corp.	1.5%
Insurance

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSV-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small Cap Value Securities Fund – Class 1

FSV-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,241.60	$3.73
Hypothetical (5% return before expenses)	$1,000	$1,021.88	$3.36

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.66%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FSV-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 1	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.73	$17.38	$19.07	$17.02	$15.85

Income from investment operations[a]:
Net investment income[b]	0.15	0.24	0.22	0.18	0.17
Net realized and unrealized gains (losses)	2.86	(5.44)	(0.44)	2.69	1.24

Total from investment operations	3.01	(5.20)	(0.22)	2.87	1.41

Less distributions from:
Net investment income	(0.22)	(0.23)	(0.17)	(0.16)	(0.14)
Net realized gains	(0.52)	(1.22)	(1.30)	(0.66)	(0.10)

Total distributions	(0.74)	(1.45)	(1.47)	(0.82)	(0.24)

Net asset value, end of year	$13.00	$10.73	$17.38	$19.07	$17.02

Total return[c]	29.54%	(32.87)%	(2.14)%	17.30%	8.99%
Ratios to average net assets
Expenses[d]	0.68%	0.67%	0.64%	0.65%	0.64%
Net investment income	1.29%	1.62%	1.13%	0.97%	1.05%

Supplemental data
Net assets, end of year (000’s)	$42,428	$34,901	$57,045	$73,154	$52,632
Portfolio turnover rate	6.68%	16.98%	16.27%	16.43% [e]	11.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

FSV-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 2	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.55	$17.10	$18.79	$16.79	$15.65

Income from investment operations[a]:
Net investment income[b]	0.12	0.20	0.17	0.13	0.13
Net realized and unrealized gains (losses)	2.81	(5.35)	(0.43)	2.65	1.23

Total from investment operations	2.93	(5.15)	(0.26)	2.78	1.36

Less distributions from:
Net investment income	(0.19)	(0.18)	(0.13)	(0.12)	(0.12)
Net realized gains	(0.52)	(1.22)	(1.30)	(0.66)	(0.10)

Total distributions	(0.71)	(1.40)	(1.43)	(0.78)	(0.22)

Net asset value, end of year	$12.77	$10.55	$17.10	$18.79	$16.79

Total return[c]	29.16%	(33.02)%	(2.38)%	16.98%	8.77%
Ratios to average net assets
Expenses[d]	0.93%	0.92%	0.89%	0.90%	0.89%
Net investment income	1.04%	1.37%	0.88%	0.72%	0.80%

Supplemental data
Net assets, end of year (000’s)	$1,109,855	$784,773	$1,177,367	$1,240,892	$1,094,120
Portfolio turnover rate	6.68%	16.98%	16.27%	16.43% [e]	11.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

FSV-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.70	$16.42

Income from investment operations[b]:
Net investment income[c]	0.11	0.15
Net realized and unrealized gains (losses)	2.84	(4.42)

Total from investment operations	2.95	(4.27)

Less distributions from:
Net investment income	(0.21)	(0.23)
Net realized gains	(0.52)	(1.22)

Total distributions	(0.73)	(1.45)

Net asset value, end of year	$12.92	$10.70

Total return[d]	29.04%	(29.14)%
Ratios to average net assets[e]
Expenses[f]	1.03%	1.02%
Net investment income	0.94%	1.27%

Supplemental data
Net assets, end of year (000’s)	$28,599	$14,850
Portfolio turnover rate	6.68%	16.98%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSV-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks 94.0%
Automobiles & Components 5.3%
Autoliv Inc. (Sweden)	384,900	$16,689,265
[a]Drew Industries Inc.	90,700	1,872,955
Gentex Corp.	714,000	12,744,900
Thor Industries Inc.	754,900	23,703,860
[a]Winnebago Industries Inc.	600,000	7,320,000

		62,330,980

Banks 2.2%
Chemical Financial Corp.	485,854	11,456,437
Peoples Bancorp Inc.	199,400	1,930,192
TrustCo Bank Corp. NY	1,939,000	12,215,700

		25,602,329

Capital Goods 22.4%
A.O. Smith Corp.	112,500	4,881,375
American Woodmark Corp.	359,310	7,071,221
Apogee Enterprises Inc.	864,000	12,096,000
Applied Industrial Technologies Inc.	227,100	5,012,097
[a]Astec Industries Inc.	151,800	4,089,492
Brady Corp., A	474,100	14,227,741
Briggs & Stratton Corp.	472,600	8,842,346
Carlisle Cos. Inc.	433,000	14,834,580
[a]Ceradyne Inc.	204,200	3,922,682
CIRCOR International Inc.	141,000	3,550,380
[a]CNH Global NV (Netherlands)	84,000	2,098,320
[a]EMCOR Group Inc.	264,000	7,101,600
Franklin Electric Co. Inc.	246,732	7,174,966
Gardner Denver Inc.	323,800	13,777,690
[a]Gibraltar Industries Inc.	1,079,800	16,985,254
Graco Inc.	458,200	13,090,774
Kennametal Inc.	542,300	14,056,416
Lincoln Electric Holdings Inc.	216,000	11,547,360
Mueller Industries Inc.	539,500	13,401,180
Nordson Corp.	252,000	15,417,360
[a]Powell Industries Inc.	62,600	1,973,778
Roper Industries Inc.	202,000	10,578,740
Simpson Manufacturing Co. Inc.	412,284	11,086,317
Timken Co.	120,000	2,845,200
Trinity Industries Inc.	781,000	13,620,640
Universal Forest Products Inc.	488,800	17,992,728
[a]Wabash National Corp.	1,259,200	2,379,888
Watts Water Technologies Inc., A	341,300	10,552,996

		264,209,121

Commercial & Professional Services 2.0%
ABM Industries Inc.	649,000	13,408,340
Mine Safety Appliances Co.	402,100	10,667,713

		24,076,053

Consumer Durables & Apparel 6.7%
[a]Bassett Furniture Industries Inc.	230,900	812,768
Brunswick Corp.	906,000	11,515,260
D.R. Horton Inc.	874,000	9,500,380
[b]Ethan Allen Interiors Inc.	470,000	6,307,400

FSV-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Consumer Durables & Apparel (continued)
[c]Hooker Furniture Corp.	555,100	$6,866,587
[a]La-Z-Boy Inc.	1,095,700	10,442,021
[a]M/I Homes Inc.	593,700	6,168,543
M.D.C. Holdings Inc.	287,700	8,930,208
[a]Timberland Co., A	250,700	4,495,051
[a]The Warnaco Group Inc.	341,000	14,386,790

		79,425,008

Consumer Services 0.6%
Regis Corp.	476,400	7,417,548

Energy 10.3%
Arch Coal Inc.	111,500	2,480,875
[a]Atwood Oceanics Inc.	249,800	8,955,330
[a]Bristow Group Inc.	379,413	14,588,430
[b]CARBO Ceramics Inc.	23,000	1,567,910
CONSOL Energy Inc.	87,000	4,332,600
[a]Global Industries Ltd.	1,356,000	9,668,280
[a]Helix Energy Solutions Group Inc.	780,300	9,168,525
[a]Oil States International Inc.	346,500	13,613,985
Overseas Shipholding Group Inc.	197,000	8,658,150
Peabody Energy Corp.	114,000	5,153,940
[a]Rowan Cos. Inc.	793,300	17,960,312
Teekay Corp. (Bahamas)	286,431	6,648,064
Tidewater Inc.	141,853	6,801,851
[a]Unit Corp.	295,000	12,537,500

		122,135,752

Food & Staples Retailing 1.2%
Casey’s General Stores Inc.	453,567	14,477,859

Health Care Equipment & Services 2.4%
STERIS Corp.	324,100	9,065,077
Teleflex Inc.	195,600	10,540,884
West Pharmaceutical Services Inc.	215,800	8,459,360

		28,065,321

Insurance 10.6%
American National Insurance Co.	86,000	10,271,840
Arthur J. Gallagher & Co.	294,900	6,638,199
Aspen Insurance Holdings Ltd.	594,800	15,137,660
Erie Indemnity Co., A	194,000	7,569,880
Montpelier Re Holdings Ltd. (Bermuda)	776,200	13,443,784
Old Republic International Corp.	1,747,000	17,539,880
Protective Life Corp.	1,176,500	19,471,075
RLI Corp.	155,764	8,294,433
StanCorp Financial Group Inc.	232,000	9,284,640
Validus Holdings Ltd. (Bermuda)	488,295	13,154,667
Zenith National Insurance Corp.	148,100	4,407,456

		125,213,514

Materials 11.2%
Airgas Inc.	297,700	14,170,520
AptarGroup Inc.	250,700	8,960,018
Cabot Corp.	384,000	10,072,320

FSV-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Materials (continued)
Gerdau Ameristeel Corp. (Canada)	1,316,000	$10,857,000
Glatfelter	688,900	8,370,135
Reliance Steel & Aluminum Co.	449,600	19,431,712
RPM International Inc.	865,000	17,585,450
Steel Dynamics Inc.	1,071,400	18,985,208
United States Steel Corp.	49,000	2,700,880
Westlake Chemical Corp.	840,221	20,946,710

		132,079,953

Pharmaceuticals, Biotechnology & Life Sciences 2.4%
[a]Mettler-Toledo International Inc.	150,000	15,748,500
Pharmaceutical Product Development Inc.	521,800	12,230,992

		27,979,492

Retailing 7.8%
Brown Shoe Co. Inc.	967,843	9,552,610
Christopher & Banks Corp.	1,420,000	10,820,400
Fred’s Inc.	967,000	9,863,400
[a]Group 1 Automotive Inc.	447,600	12,689,460
[a]Gymboree Corp.	146,200	6,358,238
J.C. Penney Co. Inc.	273,000	7,264,530
The Men’s Wearhouse Inc.	671,100	14,133,366
[a]Pier 1 Imports Inc.	770,000	3,919,300
[a]Saks Inc.	777,548	5,100,715
[a]Tuesday Morning Corp.	1,227,000	3,165,660
[a]West Marine Inc.	845,600	6,815,536
[a,b]Zale Corp.	853,000	2,320,160

		92,003,375

Semiconductors & Semiconductor Equipment 1.1%
Cohu Inc.	818,100	11,412,495
[a]OmniVision Technologies Inc.	124,000	1,801,720

		13,214,215

Technology Hardware & Equipment 2.5%
[a]Benchmark Electronics Inc.	1,068,000	20,195,880
Diebold Inc.	46,400	1,320,080
[a]Rofin-Sinar Technologies Inc.	334,089	7,887,841

		29,403,801

Transportation 2.4%
[a]Genesee & Wyoming Inc.	372,700	12,164,928
[a]Kansas City Southern	139,400	4,640,626
SkyWest Inc.	719,195	12,168,780

		28,974,334

Utilities 2.9%
Atmos Energy Corp.	170,100	5,000,940
Energen Corp.	257,000	12,027,600
NV Energy Inc.	1,375,000	17,022,500

		34,051,040

Total Common Stocks (Cost $1,073,388,817)		1,110,659,695

FSV-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Small Cap Value Securities Fund	Principal Amount	Value
Corporate Bonds (Cost $1,481,445) 0.1%
Capital Goods 0.1%
Mueller Industries Inc., 6.00%, 11/01/14	$1,494,000	$1,428,637

Total Investments before Short Term Investments (Cost $1,074,870,262)		1,112,088,332

	Shares
Short Term Investments 6.3%
Money Market Funds (Cost $71,563,932) 6.1%
[d]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	71,563,932	71,563,932

[e]Investments from Cash Collateral Received for Loaned Securities 0.2%
Money Market Funds (Cost $2,536,889) 0.2%
[a]Bank of New York Institutional Cash Reserve Fund, Series B	2,536,889	2,029,511

	Principal Amount
[f]Repurchase Agreements (Cost $474,000) 0.0%[g]
Banc of America Securities LLC, 0.01%, 1/4/10 (Maturity Value $474,001)
Collateralized by U.S. Government Agency Securities, 3.00% - 17.00%, 2/15/10 - 7/15/51	$474,000	474,000

Total Investments from Cash Collateral Received for Loaned Securities (Cost $3,010,889)		2,503,511

Total Investments (Cost $1,149,445,083) 100.4%		1,186,155,775
Other Assets, less Liabilities (0.4)%		(5,273,623)

Net Assets 100.0%		$1,180,882,152

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2009. See Note 1(c).

cSee Note 8 regarding holdings of 5% voting securities.

dSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

eSee Note 1(c) regarding securities on loan.

fSee Note 1(b) regarding repurchase agreements.

gRounds to less than 0.1% of net assets.

The accompanying notes are an integral part of these financial statements.

FSV-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Franklin Small Cap Value Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,068,686,410
Cost - Non-controlled affiliated issuers (Note 8)	8,720,741
Cost - Sweep Money Fund (Note 7)	71,563,932
Cost - Repurchase agreements	474,000

Total cost of investments	$1,149,445,083

Value - Unaffiliated issuers	$1,107,251,256
Value - Non-controlled affiliated issuers (Note 8)	6,866,587
Value - Sweep Money Fund (Note 7)	71,563,932
Value - Repurchase agreements	474,000

Total value of investments (includes securities loaned in the amount of $2,860,863)	1,186,155,775
Receivables:
Investment securities sold	39,981
Capital shares sold	711,494
Dividends and interest	941,560
Other assets	129

Total assets	1,187,848,939

Liabilities:
Payables:
Capital shares redeemed	2,602,773
Affiliates	1,097,568
Payable upon return of securities loaned	3,010,889
Accrued expenses and other liabilities	255,557

Total liabilities	6,966,787

Net assets, at value	$1,180,882,152

Net assets consist of:
Paid-in capital	$1,223,630,113
Undistributed net investment income	9,972,591
Net unrealized appreciation (depreciation)	36,710,692
Accumulated net realized gain (loss)	(89,431,244)

Net assets, at value	$1,180,882,152

The accompanying notes are an integral part of these financial statements.

FSV-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2009

Franklin Small Cap Value Securities Fund
Class 1:
Net assets, at value	$42,428,018

Shares outstanding	3,264,612

Net asset value and maximum offering price per share	$13.00

Class 2:
Net assets, at value	$1,109,854,647

Shares outstanding	86,930,281

Net asset value and maximum offering price per share	$12.77

Class 4:
Net assets, at value	$28,599,487

Shares outstanding	2,212,954

Net asset value and maximum offering price per share	$12.92

The accompanying notes are an integral part of these financial statements.

FSV-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Franklin Small Cap Value Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$18,363,114
Non-controlled affiliated issuers (Note 8)	222,040
Sweep Money Fund (Note 7)	25,254
Interest	91,793
Income from securities loaned	28,137

Total investment income	18,730,338

Expenses:
Management fees (Note 3a)	4,797,917
Administrative fees (Note 3b)	1,221,882
Distribution fees: (Note 3c)
Class 2	2,233,916
Class 4	73,085
Unaffiliated transfer agent fees	3,786
Custodian fees (Note 4)	9,931
Reports to shareholders	312,213
Professional fees	37,681
Trustees’ fees and expenses	6,832
Other	46,577

Total expenses	8,743,820
Expense reductions (Note 4)	(113)

Net expenses	8,743,707

Net investment income	9,986,631

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(86,881,008)
Net change in unrealized appreciation (depreciation) on investments	345,475,195

Net realized and unrealized gain (loss)	258,594,187

Net increase (decrease) in net assets resulting from operations	$268,580,818

The accompanying notes are an integral part of these financial statements.

FSV-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small Cap Value Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$9,986,631	$14,806,129
Net realized gain (loss) from investments	(86,881,008)	37,661,051
Net change in unrealized appreciation (depreciation) on investments	345,475,195	(460,075,401)

Net increase (decrease) in net assets resulting from operations	268,580,818	(407,608,221)

Distributions to shareholders from:
Net investment income:
Class 1	(665,043)	(691,359)
Class 2	(13,687,826)	(11,639,809)
Class 4	(385,972)	(17,091)
Net realized gains:
Class 1	(1,544,298)	(3,739,945)
Class 2	(37,694,393)	(80,615,234)
Class 4	(931,849)	(92,454)

Total distributions to shareholders	(54,909,381)	(96,795,892)

Capital share transactions: (Note 2)
Class 1	209,708	(56,463)
Class 2	123,378,715	85,951,774
Class 4	9,098,546	18,620,427

Total capital share transactions	132,686,969	104,515,738

Net increase (decrease) in net assets	346,358,406	(399,888,375)
Net assets:
Beginning of year	834,523,746	1,234,412,121

End of year	$1,180,882,152	$834,523,746

Undistributed net investment income included in net assets:
End of year	$9,972,591	$14,725,880

The accompanying notes are an integral part of these financial statements.

FSV-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Small Cap Value Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the Fund at year end had been entered into on December 31, 2009. Repurchase agreements are valued at cost which approximates market value.

c. Securities Lending

The Fund participates in a principal based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in repurchase agreements or in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or ICRF) managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the Fund.

FSV-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Securities Lending (continued)

In September of 2008, the Bank of New York Mellon advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund’s position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

d. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSV-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	756,038	$8,112,443	497,732	$7,402,544
Shares issued in reinvestment of distributions	206,867	2,209,341	267,107	4,431,305
Shares redeemed	(950,287)	(10,112,076)	(794,982)	(11,890,312)

Net increase (decrease)	12,618	$209,708	(30,143)	$(56,463)

Class 2 Shares:
Shares sold	25,275,286	$260,568,778	18,734,933	$264,994,545
Shares issued in reinvestment of distributions	4,888,889	51,382,219	5,649,421	92,255,043
Shares redeemed	(17,632,475)	(188,572,282)	(18,829,303)	(271,297,814)

Net increase (decrease)	12,531,700	$123,378,715	5,555,051	$85,951,774

Class 4 Shares:
Shares sold	1,211,897	$12,938,698	1,391,688	$18,668,696
Shares issued on reinvestment of distributions	123,855	1,317,821	6,580	109,104
Shares redeemed	(510,091)	(5,157,973)	(10,975)	(157,373)

Net increase (decrease)	825,661	$9,098,546	1,387,293	$18,620,427

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $200 million
0.500%	over $200 million, up to and including $1.3 billion
0.400%	In excess of $1.3 billion

FSV-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	over $200 million, up to and including $700 million
0.100%	over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the Fund had tax basis capital losses of $76,440,230 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2009, the Fund deferred realized capital losses of $12,909,409.

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$14,739,921	$15,883,308
Long term capital gain	40,169,460	80,912,584

	$54,909,381	$96,795,892

FSV-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

5. INCOME TAXES (continued)

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,149,516,832

Unrealized appreciation	$224,821,643
Unrealized depreciation	(188,182,700)

Net unrealized appreciation (depreciation)	$36,638,943

Distributable earnings – undistributed ordinary income	$9,962,735

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $124,012,626 and $58,863,203, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2009, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
Hooker Furniture Corp.	555,100	—	—	555,100	$6,866,587	$222,040	$—

Total Affiliated Securities (0.58% of Net Assets)

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

FSV-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

9. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments[a]	$1,110,659,695	$—	$—	$1,110,659,695
Corporate Bonds	—	1,428,637	—	1,428,637
Short Term Investments	71,563,932	2,503,511	—	74,067,443

Total Investments in Securities	$1,182,223,627	$3,932,148	$—	$1,186,155,775

aFor detailed industry descriptions, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

FSV-23

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small Cap Value Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

FSV-24

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Small Cap Value Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $40,169,460 as a long term capital gain dividend for the fiscal year ended December 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2009.

FSV-25

FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND

This annual report for Franklin Small-Mid Cap Growth Securities Fund covers the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+43.95%	+1.17%	-1.67%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Russell Midcap® Growth Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Small-Mid Cap Growth Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSC-1

Fund Goal and Main Investments: Franklin Small-Mid Cap Growth Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies and normally invests predominantly in equity securities. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase, and mid cap companies are companies within the market capitalization range of companies in the Russell Midcap Index at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its narrow benchmark, the Russell Midcap Growth Index, which had a +46.29% total return, and outperformed its broad benchmark, the S&P 500, which had a +26.46% total return, for the same period.2

Economic and Market Overview

The U.S. economy ended 2009 in much better shape than it began. Economic challenges remain, such as stalled consumer confidence and job prospects for the unemployed as stimulus measures wind down. However, several reports pointed to improving economic conditions. In the year’s second half, corporate profit growth was higher than earlier estimates, which may allow businesses to build inventory following a long period of inventory drawdowns.

Throughout the year, the Federal Open Market Committee kept monetary policy unchanged, announcing it intends to hold the federal funds target rate in the 0% to 0.25% range “for an extended period” as it lays the groundwork for an eventual tightening of monetary policy. Late in the period, the labor market improved somewhat as the economy lost fewer jobs than expected and the unemployment rate fell slightly, dropping from a period high of 10.2% in October to 10.0% at period-end.3

U.S. gross domestic product grew at a 2.2% annualized rate in 2009’s third quarter after shrinking by 0.7% in the prior three months. This was the first expansion since 2008’s second quarter. As economic

1. Please see Index Descriptions following the Fund Summaries.

2. Source: © 2009 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. Smaller or relatively new or unseasoned companies can also be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund may have significant investments in the technology sector, which has been among the market’s most volatile sectors and involves special risks. The Fund’s prospectus also includes a description of the main investment risks.

FSC-2

conditions improved, oil prices increased from $44 per barrel in December 2008 to $79 at year-end, still well below 2008 highs. December’s inflation rate was an annualized 2.7%.3 Core inflation, which excludes food and energy costs, rose at a 1.8% annualized rate, which was within the Federal Reserve Board’s informal target range of 1.5% to 2.0%.3

Most stocks suffered significant losses through early March 2009 as investors worried about an uncertain future. Stocks then recovered from 12-year lows as economic data improved and investors perceived many bargains among the bear market fallout. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average delivered a total return of +22.68%, while the broader S&P 500 posted a +26.46% total return and the technology-heavy NASDAQ Composite Index returned +45.32%.2 All sectors posted gains for the period, with the strongest returns from the information technology, materials and consumer discretionary sectors.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

From a sector perspective, stock selection in consumer discretionary, financials and energy boosted the Fund’s performance relative to the Russell Midcap Growth Index during the reporting period. Apparel retailer Guess? in the consumer discretionary sector appreciated significantly in value during the reporting period and helped the Fund’s relative performance. An underweighting in the financials sector also

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

FSC-3

supported relative results, and money manager BlackRock4 (sold by period-end) was a contributor. An overweighting in energy holdings helped as well, particularly FMC Technologies, a subsea oil and gas equipment maker. Additional key contributors included Norwegian videoconferencing equipment maker Tandberg,4 semiconductor company Silicon Laboratories and hospital operator Community Health Systems.

In contrast, our stock selection in information technology was a major detractor from relative Fund performance. Significant positions included FLIR Systems, a specialized imaging systems manufacturer, and SAIC, a government services contractor that provides technical support and project management services to federal and state agencies. Stock selection and an underweighting in the materials sector, particularly in the chemicals industry, also had a negative impact. In addition, an overweighted position in the underperforming health care sector constrained relative Fund performance, and major detractors included Pharmaceutical Product Development, a contract research organization, and Sequenom,4 which makes a sequencing system to analyze DNA variations. Another large detractor outside of these sectors was communications satellites manufacturer Orbital Sciences4 in the industrials sector, and we exited our position by period-end.

Thank you for your participation in Franklin Small-Mid Cap Growth Securities Fund. We look forward to serving your future investment needs.

4. This holding is not an index component.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small-Mid Cap Growth

Securities Fund 12/31/09

Company Sector/Industry	% of Total Net Assets
MasterCard Inc., A	2.2%
Information Technology
Express Scripts Inc.	2.0%
Health Care
Silicon Laboratories Inc.	1.9%
Information Technology
Concho Resources Inc.	1.7%
Energy
Nuance Communications Inc.	1.7%
Information Technology
Mettler-Toledo International Inc.	1.7%
Health Care
FLIR Systems Inc.	1.7%
Information Technology
Waters Corp.	1.7%
Health Care
Community Health Systems Inc.	1.6%
Health Care
Alliance Data Systems Corp.	1.6%
Information Technology

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FSC-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small-Mid Cap Growth Securities Fund Class 1

FSC-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,256.20	$4.49
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$4.02

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.79%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FSC-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 1	2009		2008	2007	2006		2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.06		$23.39	$22.51	$20.66		$19.66

Income from investment operations[a]:
Net investment income (loss)[b]	(0.10)[c]		0.01	(0.02)	—	[d]	(0.02)
Net realized and unrealized gains (losses)	5.40		(8.98)	2.65	1.85		1.02

Total from investment operations	5.30		(8.97)	2.63	1.85		1.00

Less distributions from net realized gains	—		(2.36)	(1.75)	—		—

Net asset value, end of year	$17.36		$12.06	$23.39	$22.51		$20.66

Total return[e]	43.95%		(42.34)%	11.51%	8.95%		5.09%
Ratios to average net assets
Expenses[f]	0.80%		0.76%	0.74%	0.76%		0.74%
Net investment income (loss)	(0.72)%	[c]	0.06%	(0.10)%	(0.02)%		(0.09)%

Supplemental data
Net assets, end of year (000’s)	$79,670		$63,531	$127,602	$135,402		$157,085
Portfolio turnover rate	63.93%		60.12%	66.94%	50.08%		74.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.06) per share as a return of capital and capital gain adjustment to previously recorded dividends received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.22)%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSC-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2009		2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.75		$22.91	$22.13	$20.36	$19.43

Income from investment operations[a]:
Net investment income (loss)[b]	(0.13)[c]		(0.03)	(0.08)	(0.06)	(0.07)
Net realized and unrealized gains (losses)	5.25		(8.77)	2.61	1.83	1.00

Total from investment operations	5.12		(8.80)	2.53	1.77	0.93

Less distributions from net realized gains	—		(2.36)	(1.75)	—	—

Net asset value, end of year	$16.87		$11.75	$22.91	$22.13	$20.36

Total return[d]	43.57%		(42.49)%	11.24%	8.69%	4.79%
Ratios to average net assets
Expenses[e]	1.05%		1.01%	0.99%	1.01%	0.99%
Net investment income (loss)	(0.97)%	[c]	(0.19)%	(0.35)%	(0.27)%	(0.34)%

Supplemental data
Net assets, end of year (000’s)	$813,480		$614,053	$1,217,177	$1,184,521	$1,166,806
Portfolio turnover rate	63.93%		60.12%	66.94%	50.08%	74.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.06) per share as a return of capital and capital gain adjustment to previously recorded dividends received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.47)%.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSC-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 4	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.02		$20.60

Income from investment operations[b]:
Net investment income (loss)[c]	(0.15)[d]		0.02
Net realized and unrealized gains (losses)	5.37		(6.24)

Total from investment operations	5.22		(6.22)

Less distributions from net realized gains	—		(2.36)

Net asset value, end of year	$17.24		$12.02

Total return[e]	43.43%		(34.74)%
Ratios to average net assets[f]
Expenses[g]	1.15%		1.11%
Net investment income (loss)	(1.07)%	[d]	(0.29)%

Supplemental data
Net assets, end of year (000’s)	$11,029		$3,538
Portfolio turnover rate	63.93%		60.12%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $(0.06) per share as a return of capital and capital gain adjustment to previously recorded dividends received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.57)%.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSC-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks 98.4%
Consumer Discretionary 16.4%
Advance Auto Parts Inc.	167,000	$6,760,159
[a]Apollo Group Inc., A	107,600	6,518,408
BorgWarner Inc.	278,400	9,248,448
[a]Buffalo Wild Wings Inc.	155,000	6,241,850
[a]Capella Education Co.	59,800	4,502,940
[a]Chipotle Mexican Grill Inc.	94,200	8,304,672
[a]Dick’s Sporting Goods Inc.	322,500	8,020,575
[a]Dollar General Corp.	188,800	4,234,784
Guess? Inc.	315,000	13,324,500
[a]J Crew Group Inc.	125,000	5,592,500
Jarden Corp.	188,900	5,838,899
Johnson Controls Inc.	450,000	12,258,000
[a]Kohl’s Corp.	160,000	8,628,800
Polo Ralph Lauren Corp.	55,000	4,453,900
[a]Priceline.com Inc.	37,000	8,084,500
Starwood Hotels & Resorts Worldwide Inc.	115,000	4,205,550
[a]Under Armour Inc., A	226,330	6,172,019
[a]Urban Outfitters Inc.	285,400	9,986,146
[a]WMS Industries Inc.	170,000	6,800,000
Wolverine World Wide Inc.	336,200	9,151,364

		148,328,014

Consumer Staples 1.9%
[a]Hansen Natural Corp.	198,700	7,630,080
Mead Johnson Nutrition Co., A	216,200	9,447,940

		17,078,020

Energy 7.8%
[a]Cameron International Corp.	233,400	9,756,120
[a]Concho Resources Inc.	348,579	15,651,197
[a]FMC Technologies Inc.	216,900	12,545,496
Noble Corp.	100,000	4,070,000
Peabody Energy Corp.	165,000	7,459,650
[a]Petrohawk Energy Corp.	381,500	9,152,185
Smith International Inc.	160,000	4,347,200
[a]Weatherford International Ltd.	410,000	7,343,100

		70,324,948

Financials 5.2%
[a]Affiliated Managers Group Inc.	157,700	10,621,095
The Charles Schwab Corp.	350,700	6,600,174
[a]FelCor Lodging Trust Inc.	291,860	1,050,696
[a]iStar Financial Inc.	824,991	2,111,977
Lazard Ltd., LP	150,000	5,695,500
Northern Trust Corp.	100,000	5,240,000
T. Rowe Price Group Inc.	197,865	10,536,311
W. R. Berkley Corp.	225,000	5,544,000

		47,399,753

Health Care 22.5%
Aetna Inc.	375,000	11,887,500
[a]Allscripts-Misys Healthcare Solutions Inc.	264,600	5,352,858
[a]BioMarin Pharmaceutical Inc.	271,000	5,097,510
C. R. Bard Inc.	124,000	9,659,600

FSC-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Health Care (continued)
[a]Cerner Corp.	116,000	$9,563,040
[a]Community Health Systems Inc.	410,400	14,610,240
[a]DaVita Inc.	117,500	6,901,950
[a]Dendreon Corp.	80,000	2,102,400
[a]Edwards Lifesciences Corp.	95,000	8,250,750
[a]Express Scripts Inc.	212,400	18,361,980
[a]Intuitive Surgical Inc.	42,100	12,769,772
[a]Life Technologies Corp.	132,600	6,925,698
[a]Masimo Corp.	207,500	6,312,150
[a]Mettler-Toledo International Inc.	146,400	15,370,536
[a]Myriad Genetics Inc.	202,100	5,274,810
[a]Onyx Pharmaceuticals Inc.	78,800	2,311,992
[a]OSI Pharmaceuticals Inc.	39,900	1,238,097
Perrigo Co.	202,606	8,071,823
Pharmaceutical Product Development Inc.	260,000	6,094,400
[a]QIAGEN NV (Netherlands)	350,700	7,827,624
[a]Savient Pharmaceuticals Inc.	160,000	2,177,600
[a]Sequenom Inc.	267,400	1,107,036
[a]Talecris Biotherapeutics Holdings Corp.	416,500	9,275,455
[a]Varian Medical Systems Inc.	244,040	11,433,274
[a]Waters Corp.	241,500	14,963,340

		202,941,435

Industrials 12.8%
[a]Allegiant Travel Co.	121,000	5,707,570
AMETEK Inc.	199,600	7,632,704
C.H. Robinson Worldwide Inc.	102,500	6,019,825
[a]Copart Inc.	145,000	5,311,350
Danaher Corp.	94,400	7,098,880
Expeditors International of Washington Inc.	125,000	4,341,250
Flowserve Corp.	130,000	12,288,900
Fluor Corp.	145,000	6,530,800
Heico Corp.	21,193	939,486
J.B. Hunt Transport Services Inc.	140,000	4,517,800
[a]Jacobs Engineering Group Inc.	100,000	3,761,000
Joy Global Inc.	105,000	5,416,950
Knight Transportation Inc.	100,000	1,929,000
Precision Castparts Corp.	127,700	14,091,695
Robert Half International Inc.	240,000	6,415,200
Rockwell Collins Inc.	195,000	10,795,200
[a]Ryanair Holdings PLC, ADR (Ireland)	316,100	8,477,802
[a]Tetra Tech Inc.	174,100	4,730,297

		116,005,709

Information Technology 27.0%
[a]Activision Blizzard Inc.	527,200	5,857,192
[a]Alliance Data Systems Corp.	225,400	14,558,586
Analog Devices Inc.	245,000	7,737,100
[a]ANSYS Inc.	255,700	11,112,722
[a]Avago Technologies Ltd. (Singapore)	354,000	6,474,660
[a]Citrix Systems Inc.	215,000	8,946,150
[a]Concur Technologies Inc.	126,200	5,395,050
FactSet Research Systems Inc.	187,100	12,324,277
[a]FLIR Systems Inc.	466,100	15,250,792

FSC-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Information Technology (continued)
[a]Hittite Microwave Corp.	169,200	$6,894,900
[a]Juniper Networks Inc.	235,000	6,267,450
[a]Lam Research Corp.	249,400	9,778,974
MasterCard Inc., A	77,000	19,710,460
[a]McAfee Inc.	180,000	7,302,600
[a]NetApp Inc.	372,800	12,820,592
[a]Nuance Communications Inc.	1,000,000	15,540,000
[a]Polycom Inc.	200,000	4,994,000
[a]SAIC Inc.	541,300	10,252,222
[a]Silicon Laboratories Inc.	351,400	16,986,676
[a]Sybase Inc.	215,000	9,331,000
Tandberg ASA (Norway)	224,000	6,376,372
[a]Trimble Navigation Ltd.	358,300	9,029,160
[a]Varian Semiconductor Equipment Associates Inc.	265,000	9,508,200
[a]ViaSat Inc.	161,101	5,119,790
Xilinx Inc.	275,000	6,891,500

		244,460,425

Materials 2.3%
Celanese Corp., A	380,000	12,198,000
Ecolab Inc.	186,900	8,332,002

		20,530,002

Telecommunication Services 2.5%
[a]American Tower Corp., A	190,600	8,235,826
[a]SBA Communications Corp.	424,900	14,514,584

		22,750,410

Total Common Stocks (Cost $699,855,802)		889,818,716

	Principal Amount
Convertible Bonds (Cost $790,524) 0.2%
Information Technology 0.2%
[b]Alliance Data Systems Corp., cvt., senior note, 144A, 4.75%, 5/15/14	$781,000	1,198,835

Total Investments before Short Term Investments (Cost $700,646,326)		891,017,551

	Shares
Short Term Investments (Cost $13,641,054) 1.5%
Money Market Funds 1.5%
[c]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	13,641,054	13,641,054

Total Investments (Cost $714,287,380) 100.1%		904,658,605
Other Assets, less Liabilities (0.1)%		(479,655)

Net Assets 100.0%		$904,178,950

See Abbreviations on page FSC-21.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2009, the value of this security was $1,198,835, representing 0.13% of net assets.

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FSC-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Franklin Small-Mid Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$700,646,326
Cost - Sweep Money Fund (Note 7)	13,641,054

Total cost of investments	$714,287,380

Value - Unaffiliated issuers	$891,017,551
Value - Sweep Money Fund (Note 7)	13,641,054

Total value of investments	904,658,605
Receivables:
Capital shares sold	1,629,568
Dividends and interest	368,342
Other assets	1,981

Total assets	906,658,496

Liabilities:
Payables:
Investment securities purchased	451,059
Capital shares redeemed	842,305
Affiliates	896,635
Reports to shareholders	247,386
Accrued expenses and other liabilities	42,161

Total liabilities	2,479,546

Net assets, at value	$904,178,950

Net assets consist of:
Paid-in capital	$863,622,388
Net unrealized appreciation (depreciation)	190,371,225
Accumulated net realized gain (loss)	(149,814,663)

Net assets, at value	$904,178,950

Class 1:
Net assets, at value	$79,670,012

Shares outstanding	4,589,007

Net asset value and maximum offering price per share	$17.36

Class 2:
Net assets, at value	$813,480,326

Shares outstanding	48,214,901

Net asset value and maximum offering price per share	$16.87

Class 4:
Net assets, at value	$11,028,612

Shares outstanding	639,596

Net asset value and maximum offering price per share	$17.24

The accompanying notes are an integral part of these financial statements.

FSC-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Franklin Small-Mid Cap Growth Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$508,336 [a]
Sweep Money Fund (Note 7)	28,265
Interest	53,636

Total investment income	590,237

Expenses:
Management fees (Note 3a)	3,857,733
Administrative fees (Note 3b)	1,910,368
Distribution fees: (Note 3c)
Class 2	1,720,680
Class 4	25,789
Unaffiliated transfer agent fees	2,609
Custodian fees (Note 4)	14,326
Reports to shareholders	227,284
Professional fees	37,119
Trustees’ fees and expenses	5,039
Other	37,369

Total expenses	7,838,316
Expense reductions (Note 4)	(24)

Net expenses	7,838,292

Net investment income (loss)	(7,248,055)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(16,648,981)
Realized gain distributions from REITs	1,318,637
Foreign currency transactions	59,846

Net realized gain (loss)	(15,270,498)

Net change in unrealized appreciation (depreciation) on investments	304,247,899

Net realized and unrealized gain (loss)	288,977,401

Net increase (decrease) in net assets resulting from operations	$281,729,346

aDividend income includes $(3,437,236) as a return of capital and capital gain adjustment to previously recorded dividends received by the Fund. Excluding this non-recurring amount, the dividend income would have been $3,945,572.

The accompanying notes are an integral part of these financial statements.

FSC-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(7,248,055)	$(1,751,350)
Net realized gain (loss) from investments and foreign currency transactions	(15,270,498)	(129,490,774)
Net change in unrealized appreciation (depreciation) on investments	304,247,899	(402,574,863)

Net increase (decrease) in net assets resulting from operations	281,729,346	(533,816,987)

Distributions to shareholders from net realized gains:
Class 1	—	(12,125,691)
Class 2	—	(120,375,409)
Class 4	—	(60,013)

Total distributions to shareholders	—	(132,561,113)

Capital share transactions: (Note 2)
Class 1	(9,085,824)	(2,123,859)
Class 2	(54,143,599)	111,515
Class 4	4,556,653	4,733,324

Total capital share transactions	(58,672,770)	2,720,980

Net increase (decrease) in net assets	223,056,576	(663,657,120)
Net assets:
Beginning of year	681,122,374	1,344,779,494

End of year	$904,178,950	$681,122,374

Undistributed net investment income (loss) included in net assets:
End of year	$—	$(20,106)

The accompanying notes are an integral part of these financial statements.

FSC-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Small-Mid Cap Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency

FSC-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FSC-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	360,719	$4,738,225	227,516	$3,688,465
Shares issued in reinvestment of distributions	—	—	606,588	12,125,691
Shares redeemed	(1,039,202)	(13,824,049)	(1,022,106)	(17,938,015)

Net increase (decrease)	(678,483)	$(9,085,824)	(188,002)	$(2,123,859)

Class 2 Shares:
Shares sold	5,849,260	$79,159,779	5,946,940	$107,425,372
Shares issued in reinvestment of distributions	—	—	6,173,098	120,375,409
Shares redeemed	(9,890,944)	(133,303,378)	(13,001,795)	(227,689,266)

Net increase (decrease)	(4,041,684)	$(54,143,599)	(881,757)	$111,515

Class 4 Shares:
Shares sold	430,752	$5,835,810	307,835	$4,910,005
Shares issued on reinvestment of distributions	—	—	2,978	59,439
Shares redeemed	(85,450)	(1,279,157)	(16,519)	(236,120)

Net increase (decrease)	345,302	$4,556,653	294,294	$4,733,324

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FSC-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.400%	Over $1 billion, up to and including $1.5 billion
0.350%	Over $1.5 billion, up to and including $6.5 billion
0.325%	Over $6.5 billion, up to and including $11.5 billion
0.300%	Over $11.5 billion, up to and including $16.5 billion
0.290%	Over $16.5 billion, up to and including $19 billion
0.280%	Over $19 billion, up to and including $21.5 billion
0.270%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Funds.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$75,079,787
2017	74,710,692

$149,790,479

FSC-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from long term capital gain	$—	$132,561,113

At December 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$714,311,564

Unrealized appreciation	$235,602,959
Unrealized depreciation	(45,255,918)

Net unrealized appreciation (depreciation)	$190,347,041

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and corporate actions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $469,665,708 and $506,719,899, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 Million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

FSC-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investment[a]	$889,818,716	$—	$—	$889,818,716
Convertible Bonds	—	1,198,835	—	1,198,835
Short Term Investments	13,641,054	—	—	13,641,054

Total Investments in Securities	$903,459,770	$1,198,835	$—	$904,658,605

a For detailed industry descriptions, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

FSC-21

Franklin Templeton Variable Insurance Products Trust

Franklin Small-Mid Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small-Mid Cap Growth Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

FSC-22

FRANKLIN STRATEGIC INCOME SECURITIES FUND

We are pleased to bring you Franklin Strategic Income Securities Fund’s annual report for the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+26.11%	+5.63%	+7.22%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Barclays Capital (BC) U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: © 2009 Morningstar; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Strategic Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FSI-1

Fund Goals and Main Investments: Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. The Fund normally invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities may be high yield and lower rated and include all varieties of fixed and floating rate income securities, including bonds, mortgage securities and other asset-backed and convertible securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund outperformed the BC U.S. Aggregate Index’s +5.93% total return, and underperformed the Lipper Multi-Sector Income Funds Classification Average’s +28.17% total return.1

Economic and Market Overview

The U.S. economy ended 2009 in much better shape than it began. Early in the period, the U.S. financial system was in crisis and consumer confidence fell to an all-time low. The financial system, however, avoided collapse, and financial markets stabilized in response to federal stimulus packages and the Federal Reserve Board’s (Fed’s) interventions.

Economic headwinds and benign inflation prompted policymakers to enact stimulus plans. During the period, the Fed kept the federal funds target rate in a range of 0% to 0.25%. The government implemented the American Recovery and Reinvestment Act, which included tax breaks, money for ailing state governments, aid to the poor and unemployed, and spending on infrastructure, renewable energy, health care and education. The Fed and U.S. Treasury Department also launched programs designed to shore up beleaguered banks’ capital, enable freer lending to businesses and consumers, help struggling home owners avoid foreclosure, and boost auto sales. Near period-end, the Fed assessed which of its support programs could be phased out.

In March, many investors reentered the stock market and started a rally that brought the major indexes off this cycle’s lows. Economic activity as measured by gross domestic product (GDP) turned from contraction to expansion. GDP registered annualized quarterly rates of -6.4%, -0.7%, 2.2% and an estimated 5.7% in 2009. These positive signs,

1. Sources: © 2009 Morningstar; Lipper Inc. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

FSI-2

however, were constrained by a rising unemployment rate, which stood at 10.0% at period-end.2 Economic challenges remain, such as stalled consumer confidence and job prospects for the unemployed, as stimulus measures begin to wind down, but several reports pointed to a resumption of growth.

Many commodity prices generally rose as economic conditions improved. Oil prices moved up from $45 per barrel at the beginning of the period to $79 at year-end, still well below 2008 highs. Inflation remained muted, and December 2009’s inflation rate was an annualized 2.7.2 Core inflation, which excludes food and energy costs, rose at a 1.8% annualized rate, which was within the Fed’s informal target range of 1.5% to 2.0%.2 The core personal consumption expenditures price index reported a 12-month increase of 1.5%.3

The spread between two-year and 10-year Treasury yields increased to 271 basis points (100 basis points equal one percentage point) at the end of December from 149 basis points at the beginning of the reporting period. The two-year Treasury bill yield rose from 0.76% to 1.14% over the 12-month period, while the 10-year Treasury note yield rose from 2.25% to 3.85%.

After a dismal beginning, 2009 ended on a positive note for global financial markets. The extreme pessimism present at the height of the crisis early in the year subsided, fueling a general rally across risk assets. As the differences between economic conditions around the world became clearer later in the year, markets began to differentiate between currencies and securities. Early in the year, as the financial crisis reached its height, nearly all currencies sold off against the U.S. dollar, the Japanese yen and the Swiss franc, and sovereign credit spreads remained at historically wide levels. For much of the rest of the year, currency and credit exposures had a broad-based rally as the U.S. dollar fell and sovereign credit spreads declined from distressed levels. At year-end, particularly in December, the market began to price in a higher degree of differentiation, and the rally lost steam and many assets traded sideways.

One important outcome from the economic differentiation in December was the U.S. dollar’s rise against the Japanese yen. In December, a more optimistic outlook for the U.S. economy led government bond yields to rise. At the same time, Japanese domestic demand remained very weak, the economy was still in deflation, and prospects for interest rate hikes

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Economic Analysis.

FSI-3

Portfolio Breakdown

Franklin Strategic Income Securities Fund

Based on Total Net Assets

	12/31/09		12/31/08
High Yield Corporate Bonds*	28.2%		19.3%
Floating Rate Bank Loans**	14.2%		11.3%
Investment Grade Corporate Bonds & Preferred Securities	13.4%		15.2%
Other International Bonds (non-$US)	11.5%		9.1%
Mortgages & Other Asset-Backed Bonds	10.2%		21.9%
Emerging Market Bonds ($US)	6.1%		3.9%
International Developed Country bonds (non-$US)	6.0%		2.2%
U.S. Government & Agency Bonds***	5.0%		8.0%
Municipal Bonds	1.9%		1.5%
Convertible Securities	0.0%	†	0.6%
Short-Term Investments & Other Net Assets††	3.5%		7.0%

*Includes 0.19% of defaulted securities as of 12/31/09 and 0.15% as of 12/31/08.

**Includes 0.98% of defaulted securities as of 12/31/09 and 0.09% as of 12/31/08.

***Includes 2.4% Treasury Inflation Protected Securities as of 12/31/09 and 1.9% as of 12/31/08. Also includes agency preferred stock.

†Rounds to less than 0.1% of total net assets.

††Includes unrealized gains/losses on forward currency contracts. Does not include short-term foreign government securities.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

were remote. This led to an increase in the interest rate differential between the U.S. and Japan, which favored the U.S. dollar.

A recovery in global trade, rebuilding of inventories and government spending during the year helped offset weakness in private consumption and investment. In the eurozone, third quarter gross domestic product improved relative to the second quarter but contracted 4.1% in annualized terms.4 The Dubai World debt standstill and Greece credit downgrade were the biggest headlines during the period, but other overleveraged credits also suffered. Investors recognized that these economies faced very difficult economic outlooks even as the global economy began to recover. In contrast, data from Asian emerging markets and certain developed and Latin American countries confirmed their economies were improving. Some economies experienced robust domestic demand, while others lacked sustainable growth drivers and continued to struggle with deleveraging. This differentiation favored some currencies and drove interest rates higher in certain economies.

4. Source: Eurostat.

FSI-4

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating.

Manager’s Discussion

During 2009, global fixed income markets delivered strong performance, driven by a significant and broad credit market recovery. A combination of a rebound in global economic growth, led by many developing markets, a reopening in public credit markets, and historically cheap valuations in early 2009 drove unusually strong total return performance for many fixed income sectors. In this environment, Franklin Strategic Income Securities Fund outperformed the LB U.S. Aggregate Index and lagged the Lipper Multi-Sector Income Funds Classification Average. The Fund’s higher spread sector exposure and lower weightings in more U.S. interest-rate sensitive fixed income sectors (U.S. Treasuries, agency bonds and mortgage-backed securities) aided performance compared to the benchmark index. Compared with the peer average, the Fund’s lower exposure to certain higher beta sectors (such as high yield corporate bonds) and securities (including distressed bonds) hindered relative results.

During 2009, U.S. longer term interest rates rose and the yield curve steepened. As a result, U.S. Treasuries had negative returns. Agency debentures and mortgage-backed securities experienced some spread tightening relative to Treasuries and therefore posted positive total returns even with the rise in longer term rates. The Fund reduced its exposure to these more U.S. interest-rate sensitive sectors during the period, given the exceptionally low level of longer term interest rates. In this environment, Treasury Inflation Protected Securities (TIPS) significantly outperformed fixed-rate Treasuries, as inflation expectations rose along with improved prospects for U.S. economic growth. The Fund continued to hold a portion of its government bond exposure in TIPS during the period. Asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also experienced significant spread

FSI-5

tightening during the year, aided by government programs that encouraged private investment in these securities. We reduced exposure to ABS given the price run-up in that sector, while generally maintaining our exposure to CMBS. The commercial real estate market’s fundamentals remained challenged going into 2010. However, we found what we believed was attractive relative value in certain CMBS while continuing to focus on the higher-tier tranches within these structures to reduce downside risks if property delinquencies increase. The Fund added to its municipal (tax-free) bond positions earlier in the period, but sold certain positions toward period-end given that sector’s spread tightening relative to Treasuries.

The corporate credit sector began its rebound in early 2009. For the full year, the investment-grade and noninvestment-grade markets posted one of their strongest annual returns, with high yield corporate bonds returning 54.22%, as measured by the Credit Suisse High Yield Index.1 Moreover, although year-over-year earnings remained down through 2009’s third quarter, fourth quarter comparisons were extremely positive. The outlook going into 2010 appeared more favorable to us given easing credit market conditions for refinancing and the significant cost cuts that many corporations instituted over the past couple years. We maintained positions in investment-grade and noninvestment-grade securities. However, we realized some gains by selling certain investment-grade corporate bond holdings toward period-end, and the Fund added exposure to the noninvestment-grade bank loan sector, due to the loans’ floating rate nature and what we viewed as still attractive valuations. Overall, the corporate bond sector contributed significantly to Fund performance during the fiscal year, and the Fund maintained significant exposure at period-end. We believed valuations generally still offered good long-term value, particularly considering the apparently improving outlook for corporate credit fundamentals.

During 2009, the U.S. dollar generally weakened versus a basket of foreign currencies. As a result, several of the Fund’s non-U.S. dollar bond and currency positions benefited performance. In particular, certain currencies experienced substantial gains versus the dollar. For example, the Fund’s local currency positions in South Korea, Brazil and Indonesia helped performance. The Fund added to its non-U.S. dollar exposure during the period, given an outlook that we believed favored currency appreciation, particularly in certain developing market countries. In addition, the Fund held a short position in the Japanese yen, given our outlook for Japan to have continued sub-par economic

FSI-6

growth relative to the U.S. Similar to the market’s other spread sectors, the Fund’s hard currency, U.S. dollar-denominated, emerging market sovereign positions performed well during 2009. Although by year-end, valuation levels had richened relative to longer term averages, the fundamental credit quality for many of these sovereign issuers had also improved significantly.

Thank you for your participation in Franklin Strategic Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSI-7

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Strategic Income Securities Fund – Class 1

FSI-8

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,117.40	$3.04
Hypothetical (5% return before expenses)	$1,000	$1,022.33	$2.91

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.57%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FSI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 1	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.58	$12.78	$12.73	$12.43	$12.92

Income from investment operations[a]:
Net investment income[b]	0.70	0.69	0.73	0.69	0.65
Net realized and unrealized gains (losses)	1.95	(1.99)	0.04	0.32	(0.44)

Total from investment operations	2.65	(1.30)	0.77	1.01	0.21

Less distributions from:
Net investment income and net foreign currency gains	(0.95)	(0.87)	(0.68)	(0.63)	(0.60)
Net realized gains	—	(0.03)	(0.04)	(0.08)	(0.10)

Total distributions	(0.95)	(0.90)	(0.72)	(0.71)	(0.70)

Net asset value, end of year	$12.28	$10.58	$12.78	$12.73	$12.43

Total return[c]	26.11%	(11.03)%	6.20%	8.51%	1.73%
Ratios to average net assets
Expenses[d]	0.58%	0.61%	0.62%	0.62%	0.66%
Net investment income	6.13%	5.83%	5.72%	5.51%	5.21%

Supplemental data
Net assets, end of year (000’s)	$1,173,313	$903,358	$1,086,850	$902,071	$740,352
Portfolio turnover rate	56.19%	47.68%	46.88%	47.88%	40.56%
Portfolio turnover rate excluding mortgage dollar rolls[e]	56.19%	47.68%	46.43%	44.58%	40.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(e) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FSI-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 2	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.41	$12.60	$12.56	$12.27	$12.78

Income from investment operations[a]:
Net investment income[b]	0.66	0.65	0.69	0.65	0.61
Net realized and unrealized gains (losses)	1.91	(1.96)	0.05	0.31	(0.44)

Total from investment operations	2.57	(1.31)	0.74	0.96	0.17

Less distributions from:
Net investment income and net foreign currency gains	(0.93)	(0.85)	(0.66)	(0.59)	(0.58)
Net realized gains	—	(0.03)	(0.04)	(0.08)	(0.10)

Total distributions	(0.93)	(0.88)	(0.70)	(0.67)	(0.68)

Net asset value, end of year	$12.05	$10.41	$12.60	$12.56	$12.27

Total return[c]	25.75%	(11.24)%	5.91%	8.24%	1.46%
Ratios to average net assets
Expenses[d]	0.83%	0.86%	0.87%	0.87%	0.91%
Net investment income	5.88%	5.58%	5.47%	5.26%	4.96%

Supplemental data
Net assets, end of year (000’s)	$68,240	$33,155	$24,613	$11,753	$19,514
Portfolio turnover rate	56.19%	47.68%	46.88%	47.88%	40.56%
Portfolio turnover rate excluding mortgage dollar rolls[e]	56.19%	47.68%	46.43%	44.58%	40.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(e) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FSI-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.54	$12.84

Income from investment operations[b]:
Net investment income[c]	0.66	0.53
Net realized and unrealized gains (losses)	1.94	(1.93)

Total from investment operations	2.60	(1.40)

Less distributions from:
Net investment income and net foreign currency gains	(0.94)	(0.87)
Net realized gains	—	(0.03)

Total distributions	(0.94)	(0.90)

Net asset value, end of year	$12.20	$10.54

Total return[d]	25.52%	(11.69)%
Ratios to average net assets[e]
Expenses[f]	0.93%	0.96%
Net investment income	5.78%	5.48%

Supplemental data
Net assets, end of year (000’s)	$162,074	$59,766
Portfolio turnover rate	56.19%	47.68%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total Return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Franklin Strategic Income Securities Fund	Country/ Organization	Shares	Value
Common Stocks (Cost $246,048) 0.0%[a]
Media 0.0%[a]
[b]Charter Communications Inc., A	United States	7,456	$264,688

Convertible Preferred Stocks (Cost $2,200,000) 0.0%[a]
Banks 0.0%[a]
[b]Fannie Mae, 8.75%, cvt. pfd.	United States	44,000	75,680

Preferred Stocks 0.1%
Banks 0.0%[a]
[b]Freddie Mac, 8.375%, pfd., Z	United States	70,000	73,500

Diversified Financials 0.1%
[c]GMAC Inc., 7.00%, pfd., 144A	United States	804	529,987

Total Preferred Stocks (Cost $2,035,420)			603,487

		Principal Amount[d]
[e,f]Senior Floating Rate Interests 14.2%
Automobiles & Components 0.5%
[g]Federal-Mogul Corp.,
Term Loan B, 2.168%, 12/27/14	United States	6,360,436	5,358,667
Term Loan C, 2.168%, 12/27/15	United States	1,285,990	1,083,447

			6,442,114

Capital Goods 0.6%
RBS Global Inc. (Rexnord),
Incremental Tranche B-2, 2.50%, 7/22/13	United States	2,332,872	2,165,682
Tranche B-1 Term Loan B, 2.75% - 2.813%, 7/22/13	United States	4,061,406	3,835,491
TransDigm Inc., Term Loan B, 2.249%, 6/23/13	United States	2,726,867	2,623,635

			8,624,808

Commercial & Professional Services 0.9%
ARAMARK Corp.,
Synthetic L/C, 2.113%, 1/26/14	United States	425,163	404,170
Term Loan B, 2.126%, 1/26/14	United States	6,464,881	6,145,677
Duratek Inc. (EnergySolutions), Term Loan B, 4.01%, 6/07/13	United States	1,111,391	1,087,774
EnergySolutions LLC,
Synthetic A Deposit, 3.99%, 6/07/13	United States	44,385	43,165
Synthetic L/C, 3.99%, 6/07/13	United States	165,084	160,544
Term Loan B, 4.01%, 6/07/13	United States	2,316,482	2,267,257
[h]EnviroSolutions Inc., Initial Term Loan, PIK, 12.00%, 7/07/12	United States	1,627,616	1,204,436
[g]JohnsonDiversey Inc., Tranche B Dollar Term Loan, 5.50%, 11/24/15	United States	902,925	911,390

			12,224,413

Consumer Durables & Apparel 0.3%
Jarden Corp.,
Term Loan B1, 2.001%, 1/24/12	United States	101,353	97,869
Term Loan B2, 2.001%, 1/24/12	United States	868,752	840,518
Term Loan B4, 3.501%, 1/26/15	United States	2,019,099	2,003,451
Jostens IH Corp. (Visant Holding Corp.), Term Loan C, 2.235%, 10/04/11	United States	1,650,997	1,617,564

			4,559,402

Consumer Services 0.9%
Education Management LLC, Term Loan C, 2.063%, 6/01/13	United States	5,054,079	4,758,203
[h,i]Kuilima Resort Co. (Turtle Bay), First Lien Term Loan, PIK, 9.00%, 9/30/10	United States	12,942,153	3,774,799

FSI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[d]	Value
[e,f]Senior Floating Rate Interests (continued)
Consumer Services (continued)
Penn National Gaming Inc., Term Loan B, 1.98% - 2.03%, 10/03/12	United States	4,326,792	$4,200,367

			12,733,369

Food & Staples Retailing 0.6%
SUPERVALU Inc., Term Loan B, 1.531%, 6/02/12	United States	3,975,064	3,830,734
Wm. Wrigley Jr. Co.,
[g]Term Loan B, 5.75%, 10/06/14	United States	410,736	410,736
Term Loan B1, 3.063%, 12/17/12	United States	1,908,195	1,910,069
Term Loan B2, 3.313%, 10/06/14	United States	2,671,473	2,678,472

			8,830,011

Food, Beverage & Tobacco 0.2%
Constellation Brands Inc., Term Loan B, 1.75%, 6/05/13	United States	1,095,540	1,060,756
Dean Foods Co., Term Loan B, 1.615% - 1.635%, 4/02/14	United States	1,753,959	1,675,657
Del Monte Foods Co., Term Loan B, 1.732% - 1.781%, 2/08/12	United States	377,425	375,538

			3,111,951

Health Care Equipment & Services 2.0%
Community Health Systems Inc.,
Delayed Draw Term Loan, 2.506%, 7/25/14	United States	401,686	379,705
Term Loan, 2.506%, 7/25/14	United States	7,857,651	7,427,665
[g]DaVita Inc., Term Loan B-1, 1.74% - 1.79%, 10/05/12	United States	2,951,253	2,871,735
DJO Finance LLC, Term Loan B, 3.231%, 5/20/14	United States	4,965,220	4,695,236
Fresenius Medical Care Holdings Inc., Term Loan B, 1.626% - 1.659%, 3/31/13	Germany	1,748,422	1,685,478
HCA Inc.,
Term Loan A-1, 1.501%, 11/19/12	United States	1,508,562	1,444,028
Term Loan B-1, 2.501%, 11/18/13	United States	6,214,685	5,948,230
[g]LifePoint Hospitals Inc., Term Loan B, 1.887%, 4/15/12	United States	3,691,186	3,585,832

			28,037,909

Insurance 0.3%
[g]Conseco Inc., Term Loan, 7.50%, 10/10/13	United States	4,577,331	4,344,652

Materials 2.3%
Ashland Inc., Term Loan B, 7.65%, 5/13/14	United States	4,049,218	4,117,042
Celanese U.S. Holdings LLC, Dollar Term Loan, 2.037%, 4/02/14	United States	5,649,440	5,373,244
Georgia-Pacific LLC,
Term Loan B, 2.251% - 2.256%, 12/20/12	United States	1,469,473	1,423,184
Term Loan C, 3.481% - 3.506%, 12/23/14	United States	1,833,200	1,829,076
[g]Hexion Specialty Chemicals BV, Term Loan C-2, 2.563%, 5/03/13	Netherlands	1,211,898	1,060,411
[g]Hexion Specialty Chemicals Inc., Term Loan C-1, 2.563%, 5/03/13	United States	5,591,875	4,892,890
Nalco Co.,
Term Loan, 6.50%, 5/13/16	United States	3,072,347	3,120,737
Term Loan B, 2.063%, 11/04/10	United States	405,869	406,339
Novelis Corp., U.S. Term Loan, 2.24% - 2.26%, 7/07/14	United States	2,387,802	2,189,103
Rockwood Specialties Group Inc., Term Loan H, 6.00%, 5/15/14	United States	6,940,270	7,027,024

			31,439,050

Media 2.9%
[g]Cinemark USA Inc., Term Loan, 1.99% - 2.04%, 10/05/13	United States	2,336,671	2,230,687
CSC Holdings Inc. (Cablevision), Incremental Term Loan B-2, 2.004% - 2.046%, 3/29/16	United States	7,679,731	7,527,734

FSI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[d]	Value
[e,f]Senior Floating Rate Interests (continued)
Media (continued)
DIRECTV Holdings LLC, Term Loan B, 1.731%, 4/13/13	United States	1,086,809	$1,063,545
Discovery Communications Inc., Term Loan B, 2.251%, 5/14/14	United States	977,591	956,206
[g,i]Metro-Goldwyn-Mayer Inc., Term Loan B, 20.50%, 4/08/12	United States	7,172,125	4,638,830
[g]R.H. Donnelley Inc.,
Term Loan D-1, 6.00%, 6/30/11	United States	1,921,018	1,764,935
Term Loan D-2, 6.75%, 6/30/11	United States	3,547,965	3,257,032
Regal Cinemas Corp., Term Loan, 4.001%, 10/27/13	United States	2,039,554	2,036,581
[g,i]Tribune Co., Incremental Term Loan, 5.25%, 5/14/14	United States	10,218,372	5,300,780
[g]Univision Communications Inc., Initial Term Loan, 2.501%, 9/29/14	United States	6,362,520	5,551,298
UPC Financing Partnership,
Term Loan N, 1.985%, 12/31/14	Netherlands	2,875,426	2,701,103
Term Loan T, 3.735%, 12/31/16	Netherlands	2,892,130	2,816,573

			39,845,304

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Mylan Inc., Term Loan B, 3.50% - 3.563%, 10/02/14	United States	6,938,964	6,797,152

Retailing 0.3%
Dollar General Corp., Tranche B-1 Term Loan, 2.981% - 3.031%, 7/07/14	United States	4,897,147	4,742,887

Software & Services 0.3%
Affiliated Computer Services Inc., Additional Term Loan, 2.231% - 2.234%, 3/20/13	United States	1,349,475	1,342,162
Lender Processing Services Inc., Term Loan B, 2.731%, 7/02/14	United States	1,290,161	1,281,291
SunGard Data Systems Inc., Tranche A U.S. Term Loan, 1.985%, 2/28/14	United States	2,219,042	2,104,275

			4,727,728

Telecommunication Services 0.6%
Intelsat Corp. (Panamsat), Tranche B-2-A, 2.735%, 1/03/14	United States	1,805,355	1,705,779
Tranche B-2-B, 2.735%, 1/03/14	United States	1,804,802	1,705,256
Tranche B-2-C, 2.735%, 1/03/14	United States	1,804,802	1,705,257
Incremental Term Loan B-2-A, 2.735%, 1/03/14	United States	96,459	91,139
Incremental Term Loan B-2-B, 2.735%, 1/03/14	United States	96,430	91,111
Incremental Term Loan B-2-C, 2.735%, 1/03/14	United States	96,430	91,111
NTELOS Inc., Term Loan B, 5.75%, 8/07/15	United States	1,492,571	1,505,630
Windstream Corp., Tranche B-2 Term Loan, 3.00%, 12/17/15	United States	1,748,073	1,709,055

			8,604,338

Utilities 1.0%
[g]NRG Energy Inc., Credit Link, 2.001%, 2/01/13	United States	2,738,819	2,612,491
Term Loan, 1.981% - 2.001%, 2/01/13	United States	4,732,312	4,514,034
[g]Texas Competitive Electric Holdings Co. LLC, Term Loan B-2, 3.735% - 3.751%, 10/10/14	United States	7,718,308	6,304,893

			13,431,418

Total Senior Floating Rate Interests (Cost $193,384,351)			198,496,506

Corporate Bonds 41.5%
Automobiles & Components 0.7%
[c]American Axle & Manufacturing Holdings Inc., senior secured note, 144A, 1/15/17	United States	900,000	918,000
Ford Motor Credit Co. LLC, senior note, 9.875%, 8/10/11	United States	3,500,000	3,675,000
7.50%, 8/01/12	United States	2,500,000	2,522,598
[c]TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17	United States	2,900,000	2,827,500

			9,943,098

FSI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[d]		Value
Corporate Bonds (continued)
Banks 2.0%
BB&T Capital Trust IV, junior sub. bond, 6.82%, 6/12/77	United States	3,300,000		$2,991,626
[c,j]BNP Paribas, 144A, 7.195%, Perpetual	France	3,300,000		3,069,000
Discover Bank, sub. note, 8.70%, 11/18/19	United States	3,200,000		3,434,064
Regions Financial Corp., senior note, 7.75%, 11/10/14	United States	3,300,000		3,257,763
Royal Bank of Scotland Group PLC, senior note, 6.40%, 10/21/19	United Kingdom	3,900,000		3,866,558
Svensk Exportkredit AB, senior note, 7.625%, 6/30/14	Sweden	1,335,000	NZD	1,030,571
UBS AG Stamford, senior note, 5.875%, 12/20/17	United States	3,300,000		3,396,746
Wells Fargo & Co., senior note, 5.625%, 12/11/17	United States	1,500,000		1,562,726
[j]Wells Fargo Capital XIII, pfd., 7.70%, Perpetual	United States	2,900,000		2,827,500
[j]Wells Fargo Capital XV, pfd., 9.75%, Perpetual	United States	2,300,000		2,472,500

				27,909,054

Capital Goods 1.3%
[c]Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15	United States	3,200,000		3,376,000
Case New Holland Inc., senior note, 7.125%, 3/01/14	United States	3,200,000		3,264,000
[c]144A, 7.75%, 9/01/13	United States	500,000		513,750
Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15	United States	1,100,000		914,375
L-3 Communications Corp., senior sub. note, 5.875%, 1/15/15	United States	2,000,000		2,007,500
6.375%, 10/15/15	United States	1,000,000		1,008,750
RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14	United States	3,700,000		3,727,750
RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14	United States	3,700,000		3,723,125

				18,535,250

Commercial & Professional Services 0.6%
ARAMARK Corp., senior note, 8.50%, 2/01/15	United States	3,400,000		3,519,000
[c]Casella Waste Systems Inc., senior secured note, 144A, 11.00%, 7/15/14	United States	1,400,000		1,522,500
Clean Harbors Inc., senior secured note, 7.625%, 8/15/16	United States	800,000		815,000
Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18	United States	600,000		625,500
[c,h]JohnsonDiversey Holdings Inc., senior note, 144A, PIK, 10.50%, 5/15/20	United States	2,400,000		2,424,000

				8,906,000

Consumer Durables & Apparel 0.8%
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	3,400,000		3,408,500
Jostens IH Corp., senior sub. note, 7.625%, 10/01/12	United States	3,700,000		3,737,000
KB Home, senior note, 6.25%, 6/15/15	United States	2,000,000		1,875,000
7.25%, 6/15/18	United States	500,000		477,500
[c]Norcraft Cos. LP, senior secured note, 144A, 10.50%, 12/15/15	United States	1,100,000		1,133,000

				10,631,000

Consumer Services 2.2%
[c,i]Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15	United States	2,500,000		37,500
[c]Harrah’s Operating Co. Inc., senior secured note, 144A, 11.25%, 6/01/17	United States	1,500,000		1,576,875
[c]Harrah’s Operating Escrow, senior secured note, 144A, 11.25%, 6/01/17	United States	4,000,000		4,205,000
Host Hotels & Resorts LP, senior note, K, 7.125%, 11/01/13	United States	2,300,000		2,348,875
M, 7.00%, 8/15/12	United States	1,100,000		1,123,375
S, 6.875%, 11/01/14	United States	200,000		202,250
MGM MIRAGE, senior note, 6.625%, 7/15/15	United States	5,400,000		4,225,500
[c]New York City IDA, 144A, 11.00%, 3/01/29	United States	600,000		666,948
[c]Norwegian Cruise Line Ltd., senior secured note, 144A, 11.75%, 11/15/16	United States	3,300,000		3,250,500

FSI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[d]		Value
Corporate Bonds (continued)
Consumer Services (continued)
Pinnacle Entertainment Inc., [c]senior note, 144A, 8.625%, 8/01/17	United States	2,400,000		$2,460,000
senior sub. note, 7.50%, 6/15/15	United States	900,000		832,500
senior sub. note, 8.25%, 3/15/12	United States	129,000		129,645
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	3,300,000		3,085,500
Starwood Hotels & Resorts Worldwide Inc., senior note, 6.75%, 5/15/18	United States	3,500,000		3,526,250
7.15%, 12/01/19	United States	500,000		500,625
[i]Station Casinos Inc., senior note, 6.00%, 4/01/12	United States	700,000		109,375
senior note, 7.75%, 8/15/16	United States	1,000,000		161,250
senior sub. note, 6.50%, 2/01/14	United States	300,000		3,000
senior sub. note, 6.875%, 3/01/16	United States	1,000,000		10,000
[c]Universal City Development, senior note, 144A, 8.875%, 11/15/15	United States	2,000,000		1,967,500
senior sub. note, 144A, 10.875%, 11/15/16	United States	400,000		403,000

				30,825,468

Diversified Financials 4.6%
American Express Co., senior note, 7.00%, 3/19/18	United States	2,000,000		2,206,022
American Express Credit Corp., senior note, C, 7.30%, 8/20/13	United States	1,200,000		1,349,742
Bank of America Corp.,
[j]pfd., sub. bond, M, 8.125%, Perpetual	United States	5,000,000		4,819,950
senior note, 5.65%, 5/01/18	United States	1,500,000		1,525,931
[c]Cantor Fitzgerald LP, 144A, 7.875%, 10/15/19	United States	2,500,000		2,450,732
Capital One Capital V, pfd., 10.25%, 8/15/39	United States	1,700,000		1,981,376
Capital One Financial Corp., senior note, 7.375%, 5/23/14	United States	2,400,000		2,719,932
Citigroup Inc.,
senior note, 6.125%, 11/21/17	United States	1,800,000		1,817,165
senior note, 8.125%, 7/15/39	United States	2,000,000		2,293,280
sub. note, 5.00%, 9/15/14	United States	3,000,000		2,895,048
The Export-Import Bank of Korea, senior note, 8.125%, 1/21/14	South Korea	2,770,000		3,218,477
General Electric Capital Corp., senior note, A, 8.50%, 4/06/18	United States	64,000,000	MXN	4,433,558
[c]GMAC LLC, senior note, 144A,
7.25%, 3/02/11	United States	1,583,000		1,583,000
6.875%, 9/15/11	United States	1,400,000		1,393,000
6.875%, 8/28/12	United States	2,000,000		1,980,000
The Goldman Sachs Group Inc.,
senior note, 6.00%, 5/01/14	United States	300,000		328,444
sub. note, 6.75%, 10/01/37	United States	3,700,000		3,815,251
Jefferies Group Inc., senior bond, 8.50%, 7/15/19	United States	4,000,000		4,379,756
JPMorgan Chase & Co.,
6.00%, 1/15/18	United States	1,500,000		1,615,073
[j]junior sub. note, 1, 7.90%, Perpetual	United States	1,800,000		1,862,701
JPMorgan Chase Capital XXII, sub. bond, 6.45%, 2/02/37	United States	4,500,000		4,142,362
[i]Lehman Brothers Holdings Inc., senior note, 6.20%, 9/26/14	United States	5,500,000		1,100,000
Merrill Lynch & Co. Inc., senior note, 6.40%, 8/28/17	United States	3,500,000		3,672,477
Morgan Stanley, senior note, 6.00%, 4/28/15	United States	4,000,000		4,265,736
[c]TVN Finance Corp. PLC, senior note, 144A, 10.75%, 11/15/17	Poland	1,500,000	EUR	2,238,430
[c,h]Wind Acquisition Holding, senior note, 144A, PIK, 12.25%, 7/15/17	Italy	500,000	EUR	684,114

				64,771,557

FSI-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[d]	Value
Corporate Bonds (continued)
Energy 5.9%
Anadarko Petroleum Corp., senior note, 6.95%, 6/15/19	United States	2,300,000	$2,612,846
[c]Antero Resources Finance, senior note, 144A, 9.375%, 12/01/17	United States	1,600,000	1,640,000
[c]Arch Coal Inc., senior note, 144A, 8.75%, 8/01/16	United States	600,000	637,500
Berry Petroleum Co., senior note, 10.25%, 6/01/14	United States	2,200,000	2,403,500
Chesapeake Energy Corp., senior note,
7.625%, 7/15/13	United States	700,000	736,750
6.625%, 1/15/16	United States	100,000	99,500
6.25%, 1/15/18	United States	4,000,000	3,860,000
7.25%, 12/15/18	United States	300,000	303,750
Compagnie Generale de Geophysique-Veritas, senior note,
7.50%, 5/15/15	France	2,300,000	2,294,250
[c]144A, 9.50%, 5/15/16	France	100,000	104,492
7.75%, 5/15/17	France	900,000	897,750
Concho Resources Inc., senior note, 8.625%, 10/01/17	United States	1,200,000	1,266,000
Copano Energy LLC, senior note,
8.125%, 3/01/16	United States	3,500,000	3,552,500
7.75%, 6/01/18	United States	200,000	201,500
El Paso Corp., senior note,
12.00%, 12/12/13	United States	3,100,000	3,650,250
7.00%, 6/15/17	United States	900,000	897,113
Enterprise Products Operating LLC,
5.25%, 1/31/20	United States	1,300,000	1,288,476
[e]junior sub. note, FRN, 7.034%, 1/15/68	United States	3,400,000	3,124,141
[c]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	2,600,000	2,558,920
[c]General Maritime Corp., senior note, 144A, 12.00%, 11/15/17	United States	2,100,000	2,197,125
[c]Holly Corp., senior note, 144A, 9.875%, 6/15/17	United States	1,000,000	1,057,500
Mariner Energy Inc., senior note,
7.50%, 4/15/13	United States	2,900,000	2,900,000
11.75%, 6/30/16	United States	500,000	560,000
MarkWest Energy Partners LP, senior note, 6.875%, 11/01/14	United States	3,200,000	3,072,000
[c]OPTI Canada Inc., senior secured note, 144A, 9.00%, 12/15/12	Canada	1,000,000	1,027,500
Peabody Energy Corp., senior note, B, 6.875%, 3/15/13	United States	3,400,000	3,455,250
Petrohawk Energy Corp., senior note, 10.50%, 8/01/14	United States	3,300,000	3,621,750
[c]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	2,700,000	2,531,737
Plains All American Pipeline LP, senior note, 5.75%, 1/15/20	United States	3,300,000	3,308,695
Plains Exploration & Production Co., senior note,
10.00%, 3/01/16	United States	500,000	550,000
7.625%, 6/01/18	United States	3,200,000	3,288,000
Quicksilver Resources Inc., senior note,
8.25%, 8/01/15	United States	3,200,000	3,296,000
11.75%, 1/01/16	United States	100,000	114,000
9.125%, 8/15/19	United States	300,000	313,500
[c]SandRidge Energy Inc., senior note, 144A,
8.00%, 6/01/18	United States	3,500,000	3,456,250
8.75%, 1/15/20	United States	500,000	502,500
Smith International Inc., senior note, 9.75%, 3/15/19	United States	3,300,000	4,186,934
Tesoro Corp., senior note, 6.50%, 6/01/17	United States	3,800,000	3,553,000
Weatherford International Ltd., senior note,
6.00%, 3/15/18	United States	2,700,000	2,723,166
9.625%, 3/01/19	United States	600,000	751,867
[c]Woodside Finance Ltd., 144A, 8.75%, 3/01/19	Australia	3,400,000	4,139,884

			82,735,896

FSI-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[d]	Value
Corporate Bonds (continued)
Food & Staples Retailing 0.5%
Duane Reade Inc., senior secured note, 11.75%, 8/01/15	United States	1,400,000	$1,526,000
Rite Aid Corp., senior secured note, 9.75%, 6/12/16	United States	2,300,000	2,507,000
SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	2,600,000	2,652,000

			6,685,000

Food, Beverage & Tobacco 1.4%
[c]Alliance One International Inc., senior note, 144A, 10.00%, 7/15/16	United States	500,000	527,500
Altria Group Inc.,
senior bond, 9.25%, 8/06/19	United States	1,000,000	1,220,660
senior note, 9.70%, 11/10/18	United States	2,300,000	2,847,625
[c]Anheuser-Busch InBev NV, senior note, 144A, 7.75%, 1/15/19	United States	3,300,000	3,870,085
[c]CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	United States	1,800,000	1,863,000
[c]Cott Beverages Inc., senior note, 144A, 8.375%, 11/15/17	United States	1,500,000	1,552,500
[c]Dole Food Co. Inc., senior note, 144A, 13.875%, 3/15/14	United States	2,106,000	2,542,995
[c]JBS USA LLC, senior note, 144A, 11.625%, 5/01/14	United States	3,100,000	3,557,250
[c]Pinnacle Foods Finance LLC, senior note, 144A, 9.25%, 4/01/15	United States	2,100,000	2,142,000

			20,123,615

Health Care Equipment & Services 2.9%
[c]CareFusion Corp., senior note, 144A, 6.375%, 8/01/19	United States	3,300,000	3,539,085
Coventry Health Care Inc., senior note,
6.30%, 8/15/14	United States	1,500,000	1,468,593
5.95%, 3/15/17	United States	1,300,000	1,180,482
DaVita Inc., senior sub. note, 7.25%, 3/15/15	United States	3,400,000	3,425,500
FMC Finance III SA, senior note, 6.875%, 7/15/17	Germany	2,500,000	2,493,750
Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/11	Germany	1,000,000	1,041,250
[c]Fresenius US Finance II, senior note, 144A, 9.00%, 7/15/15	Germany	2,400,000	2,652,000
HCA Inc.,
senior note, 6.50%, 2/15/16	United States	800,000	764,000
senior secured note, 9.125%, 11/15/14	United States	4,000,000	4,230,000
[h]senior secured note, PIK, 9.625%, 11/15/16	United States	2,000,000	2,170,000
Medco Health Solutions Inc., 7.125%, 3/15/18	United States	3,300,000	3,715,509
[c]Tenet Healthcare Corp.,
senior note, 144A, 9.00%, 5/01/15	United States	1,150,000	1,247,750
senior note, 144A, 10.00%, 5/01/18	United States	1,500,000	1,687,500
senior secured note, 144A, 8.875%, 7/01/19	United States	900,000	981,000
[h]United Surgical Partners International Inc., senior sub. note, PIK, 9.25%, 5/01/17	United States	3,000,000	3,075,000
[e,h]US Oncology Holdings Inc., senior note, PIK, FRN, 6.428%, 3/15/12	United States	3,369,000	3,166,860
US Oncology Inc., senior secured note, 9.125%, 8/15/17	United States	200,000	211,000
Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14	United States	3,400,000	3,540,250

			40,589,529

Insurance 1.3%
Aflac Inc., senior note, 8.50%, 5/15/19	United States	1,800,000	2,077,025
American International Group Inc., senior note, 5.60%, 10/18/16	United States	4,000,000	3,314,592
Lincoln National Corp., senior note, 8.75%, 7/01/19	United States	3,300,000	3,776,837
6.25%, 2/15/20	United States	1,350,000	1,332,859
[c,e]MetLife Capital Trust X, secured bond, 144A, FRN, 9.25%, 4/08/68	United States	800,000	912,000
[e]MetLife Inc., junior sub. note, FRN, 6.40%, 12/15/66	United States	2,000,000	1,780,000
Reinsurance Group of America Inc., senior note, 6.45%, 11/15/19	United States	3,100,000	3,095,403
Willis North America Inc., senior note, 7.00%, 9/29/19	United States	1,500,000	1,530,063

			17,818,779

FSI-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[d]	Value
Corporate Bonds (continued)
Materials 3.4%
[c]Anglo American Capital PLC, senior note, 144A, 9.375%, 4/08/14	United Kingdom	3,000,000	$3,603,054
Ball Corp., senior note, 7.125%, 9/01/16	United States	500,000	515,000
7.375%, 9/01/19	United States	500,000	516,250
[c]Clearwater Paper Corp., senior note, 144A, 10.625%, 6/15/16	United States	2,600,000	2,915,250
Crown Americas Inc., senior note, 7.75%, 11/15/15	United States	3,100,000	3,224,000
[c]Crown Americas LLC and Crown Americas Capital Corp. II, senior note, 144A, 7.625%, 5/15/17	United States	100,000	104,250
Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%, 4/01/17	United States	3,000,000	3,289,503
Huntsman International LLC, [c]senior note, 144A, 5.50%, 6/30/16	United States	200,000	178,500
senior sub. note, 7.875%, 11/15/14	United States	3,400,000	3,340,500
[c]Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	2,800,000	1,897,000
[c]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	3,300,000	3,316,500
Nalco Co., [c]senior note, 144A, 8.25%, 5/15/17	United States	300,000	320,250
senior sub. note, 8.875%, 11/15/13	United States	3,100,000	3,208,500
NewPage Corp., senior secured note, 10.00%, 5/01/12	United States	1,300,000	936,000
[c]144A, 11.375%, 12/31/14	United States	2,700,000	2,740,500
Novelis Inc., senior note, 7.25%, 2/15/15	Canada	100,000	95,750
[c]144A, 11.50%, 2/15/15	Canada	1,000,000	1,076,250
Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14	United States	2,800,000	2,877,000
7.375%, 5/15/16	United States	500,000	518,750
Solo Cup Co., [c]senior secured note, 144A, 10.50%, 11/01/13	United States	500,000	531,250
senior sub. note, 8.50%, 2/15/14	United States	3,000,000	2,947,500
Solutia Inc., senior note, 8.75%, 11/01/17	United States	900,000	942,750
Teck Resources Ltd., senior secured note, 10.75%, 5/15/19	Canada	2,500,000	3,000,000
Weyerhaeuser Co., senior note, 7.375%, 10/01/19	United States	2,200,000	2,303,028
[c]Xstrata Finance Canada Ltd., 144A, 5.80%, 11/15/16	United Kingdom	3,400,000	3,489,753

			47,887,088

Media 3.9%
[c]British Sky Broadcasting Group PLC, senior note, 144A, 6.10%, 2/15/18	United Kingdom	3,300,000	3,501,416
[c]Cablevision Systems Corp., senior note, 144A, 8.625%, 9/15/17	United States	500,000	523,125
[c]CCH II LLC/CCH II Capital Corp., senior note, 144A, 13.50%, 11/30/16	United States	2,713,498	3,181,576
CCO Holdings LLC, senior note, 8.75%, 11/15/13	United States	1,000,000	1,031,250
[c]Clear Channel Worldwide Holdings Inc., senior note, A, 144A, 9.25%, 12/15/17	United States	400,000	410,000
B, 144A, 9.25%, 12/15/17	United States	1,600,000	1,656,000
CSC Holdings Inc., senior deb., 7.625%, 7/15/18	United States	2,100,000	2,173,500
senior note, 6.75%, 4/15/12	United States	300,000	311,250
[c]senior note, 144A, 8.50%, 4/15/14	United States	1,000,000	1,070,000
[i,k]Dex Media Inc., senior disc. note, 9.00%, 11/15/13	United States	600,000	154,500
senior note, B, 8.00%, 11/15/13	United States	1,600,000	412,000
[i,k]Dex Media West Finance, senior sub. note, 9.875%, 8/15/13	United States	2,200,000	698,500
DIRECTV Holdings LLC, senior note, 7.625%, 5/15/16	United States	2,700,000	2,953,517
EchoStar DBS Corp., senior note, 6.375%, 10/01/11	United States	2,900,000	3,001,500
7.125%, 2/01/16	United States	1,500,000	1,539,375

FSI-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[d]		Value
Corporate Bonds (continued)
Media (continued)
Lamar Media Corp., senior note, 9.75%, 4/01/14	United States	300,000		$332,625
senior sub. note, 7.25%, 1/01/13	United States	2,800,000		2,807,000
senior sub. note, B, 6.625%, 8/15/15	United States	400,000		386,000
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	3,400,000		3,255,500
LIN Television Corp., senior sub. note, 6.50%, 5/15/13	United States	3,600,000		3,492,000
Quebecor Media Inc., senior note, 7.75%, 3/15/16	Canada	3,400,000		3,408,500
[k]Radio One Inc., senior sub. note, 6.375%, 2/15/13	United States	2,800,000		2,068,500
[c]Sinclair Television Group Inc., senior secured note, 144A, 9.25%, 11/01/17	United States	3,000,000		3,135,000
Time Warner Inc., 7.625%, 4/15/31	United States	3,200,000		3,727,667
[c]UPC Germany GmbH, senior note, 144A, 9.625%, 12/01/19	Germany	700,000	EUR	1,017,045
[c]UPC Holding BV, senior note, 144A, 9.875%, 4/15/18	Netherlands	800,000		818,920
Viacom Inc., senior note, 6.875%, 4/30/36	United States	3,300,000		3,579,586
[c]WMG Acquisition Corp., senior secured note, 144A, 9.50%, 6/15/16	United States	3,400,000		3,659,250

				54,305,102

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
[c]Talecris Biotherapeutics Holdings Corp., senior note, 144A, 7.75%, 11/15/16	United States	1,900,000		1,938,000

Real Estate 2.2%
[c]Dexus Finance Property Ltd., 144A, 7.125%, 10/15/14	Australia	4,000,000		4,114,184
Duke Realty LP, senior note, 8.25%, 8/15/19	United States	4,000,000		4,186,772
ERP Operating LP, 5.75%, 6/15/17	United States	1,100,000		1,103,637
[c]FelCor Lodging Trust Inc., senior secured note, 144A, 10.00%, 10/01/14	United States	3,700,000		3,750,875
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	3,000,000		2,700,000
Healthcare Realty Trust Inc., senior note, 6.50%, 1/17/17	United States	4,000,000		3,967,808
Kimco Realty Corp., senior note, 6.875%, 10/01/19	United States	3,200,000		3,259,674
Simon Property Group LP, senior note, 10.35%, 4/01/19	United States	3,300,000		4,158,224
[c]WEA Finance/WT Finance Australia, senior note, 144A, 6.75%, 9/02/19	United States	3,300,000		3,549,684

				30,790,858

Retailing 0.6%
Dollar General Corp., senior note, 10.625%, 7/15/15	United States	2,510,000		2,792,375
Michaels Stores Inc., senior note, 10.00%, 11/01/14	United States	3,500,000		3,640,000
[c]QVC Inc., senior secured note, 144A, 7.50%, 10/01/19	United States	1,400,000		1,435,000

				7,867,375

Semiconductors & Semiconductor Equipment 0.3%
[c]Advanced Micro Devices Inc., senior note, 144A, 8.125%, 12/15/17	United States	800,000		801,000
Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14	United States	3,700,000		3,413,250

				4,214,250

Software & Services 0.3%
SunGard Data Systems Inc., senior note, 9.125%, 8/15/13	United States	2,100,000		2,163,000
senior sub. note, 10.25%, 8/15/15	United States	2,500,000		2,675,000

				4,838,000

Technology Hardware & Equipment 0.4%
Jabil Circuit Inc., senior note, 7.75%, 7/15/16	United States	1,800,000		1,899,000
Sanmina-SCI Corp., [c,e]senior note, 144A, FRN, 3.004%, 6/15/14	United States	500,000		461,250
senior sub. note, 6.75%, 3/01/13	United States	2,300,000		2,279,875
[c]ViaSat Inc., senior note, 144A, 8.875%, 9/15/16	United States	700,000		735,000

				5,375,125

FSI-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[d]		Value
Corporate Bonds (continued)
Telecommunication Services 2.9%
[c]CC Holdings GS V LLC, senior secured note, 144A, 7.75%, 5/01/17	United States	500,000		$535,000
Crown Castle International Corp.,
senior bond, 7.125%, 11/01/19	United States	200,000		199,000
senior note, 9.00%, 1/15/15	United States	2,800,000		2,996,000
[c]Digicel Group Ltd., senior note, 144A,
8.875%, 1/15/15	Jamaica	3,400,000		3,344,750
8.25%, 9/01/17	Jamaica	300,000		294,000
Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16	Bermuda	2,500,000		2,718,750
Intelsat Subsidiary Holding Co. Ltd., senior note, 8.50%, 1/15/13	Bermuda	3,500,000		3,587,500
MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14	United States	3,700,000		3,764,750
Millicom International Cellular SA, senior note, 10.00%, 12/01/13	Luxembourg	3,400,000		3,536,000
Qwest Communications International Inc., senior note, 7.50%, 2/15/14	United States	3,500,000		3,530,625
Qwest Corp., senior note, 8.375%, 5/01/16	United States	1,600,000		1,724,000
[c]SBA Telecommunications Inc., senior note, 144A, 8.25%, 8/15/19	United States	1,400,000		1,491,000
Sprint Nextel Corp., senior note, 8.375%, 8/15/17	United States	1,600,000		1,640,000
Telecom Italia Capital SA, senior note,
4.95%, 9/30/14	Italy	3,500,000		3,626,885
6.999%, 6/04/18	Italy	500,000		551,030
Verizon New York Inc., senior deb.,
A, 6.875%, 4/01/12	United States	2,700,000		2,939,177
B, 7.375%, 4/01/32	United States	400,000		432,097
[c]Wind Acquisition Finance SA, senior note, 144A,
10.75%, 12/01/15	Italy	3,400,000		3,655,000
11.75%, 7/15/17	Italy	400,000		437,000
[c]Windstream Corp., senior note, 144A, 7.875%, 11/01/17	United States	400,000		397,000

				41,399,564

Transportation 0.3%
[c]Ceva Group PLC, senior secured note, 144A,
10.00%, 9/01/14	United Kingdom	3,200,000		3,009,566
11.625%, 10/01/16	United Kingdom	100,000		103,125
[c]Delta Air Lines Inc., senior secured note, 144A, 9.50%, 9/15/14	United States	1,100,000		1,149,500

				4,262,191

Utilities 2.9%
The AES Corp., senior note, 8.00%,
10/15/17	United States	2,900,000		2,990,625
6/01/20	United States	600,000		613,500
Ameren Corp., senior note, 8.875%, 5/15/14	United States	3,400,000		3,822,447
CenterPoint Energy Inc., senior note,
6.125%, 11/01/17	United States	1,800,000		1,862,690
6.50%, 5/01/18	United States	1,000,000		1,031,076
CMS Energy Corp., senior note, 8.75%, 6/15/19	United States	1,800,000		1,979,176
Dynegy Holdings Inc., senior note, 8.375%, 5/01/16	United States	4,000,000		3,820,000
Edison Mission Energy, senior note, 7.00%, 5/15/17	United States	2,600,000		2,067,000
[c]Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	4,000,000		3,920,600
[c]Infinis PLC, senior note, 144A, 9.125%, 12/15/14	United Kingdom	600,000	GBP	994,299
[c]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	3,400,000		3,561,500
Mirant North America LLC, senior note, 7.375%, 12/31/13	United States	3,400,000		3,378,750
NRG Energy Inc., senior note,
7.25%, 2/01/14	United States	700,000		710,500
7.375%, 2/01/16	United States	4,500,000		4,516,875

FSI-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[d]	Value
Corporate Bonds (continued)
Utilities (continued)
Texas Competitive Electric Holdings Co. LLC, senior note, A,
10.25%, 11/01/15	United States	6,000,000	$4,890,000

			40,159,038

Total Corporate Bonds (Cost $552,508,067)			582,510,837

Asset-Backed Securities and Commercial Mortgage-Backed Securities 5.9%
Banks 4.2%
[e]Banc of America Commercial Mortgage Inc., 2005-6, A4, FRN, 5.178%, 9/10/47	United States	2,000,000	1,967,352
[e]Citibank Credit Card Issuance Trust, 2005-A3, A3, FRN, 0.302%, 4/24/14	United States	1,000,000	985,232
Citigroup Commercial Mortgage Trust,
[e]2007-C6, AM, FRN, 5.70%, 6/10/17	United States	1,200,000	807,716
2008-C7, A4, 6.095%, 12/10/49	United States	8,700,000	7,833,699
Citigroup/Deutsche Bank Commercial Mortgage Trust,
[e]2005-CD1, A4, FRN, 5.224%, 7/15/44	United States	2,700,000	2,699,388
2006-CD3, A5, 5.617%, 10/15/48	United States	9,800,000	9,354,763
Countrywide Asset-Backed Certificates, 2005-11, AF4, 5.21%, 3/25/34	United States	1,275,000	562,127
GE Capital Commercial Mortgage Corp., 2003-C1, A4, 4.819%, 1/10/38	United States	934,225	949,384
Greenwich Capital Commercial Funding Corp.,
2004-GG1, A7, 5.317%, 6/10/36	United States	3,005,000	3,053,708
2005-GG5, A5, 5.224%, 4/10/37	United States	4,995,000	4,740,319
[e]2006-GG7, A4, FRN, 5.883%, 7/10/38	United States	4,000,000	3,656,124
GS Mortgage Securities Corp. II,
2003-C1, A3, 4.608%, 1/10/40	United States	1,100,000	1,118,473
[e]2006-GG6, A4, FRN, 5.553%, 4/10/38	United States	4,000,000	3,656,623
LB-UBS Commercial Mortgage Trust,
[e]2002-C2, A4, FRN, 5.594%, 6/15/31	United States	1,000,000	1,046,747
2005-C5, A4, 4.954%, 9/15/30	United States	3,500,000	3,396,956
2006-C1, A4, 5.156%, 2/15/31	United States	5,700,000	5,527,455
[e]Morgan Stanley Capital I Trust, 2004-IQ7, A4, FRN, 5.402%, 6/15/38	United States	4,000,000	4,022,233
[c],eSchiller Park CLO Ltd., 2007-1A, A2, 144A, FRN, 0.522%, 4/25/21	United States	4,400,000	3,936,174

			59,314,473

Diversified Financials 1.7%
[e]Advanta Business Card Master Trust, 2007-A4, A4, FRN, 0.263%, 4/22/13	United States	1,647,028	1,565,424
[e]American Express Credit Account Master Trust, 2008-1, A, FRN, 0.683%, 8/15/13	United States	2,800,000	2,798,279
[c,e]Babson CLO Ltd., 2005-2A- A1, 144A, FRN, 0.534%, 07/20/19	Cayman Islands	2,045,349	1,883,123
[e]Chase Issuance Trust,
2007-A9, A9, FRN, 0.263%, 6/16/14	United States	5,000,000	4,933,382
sub. note, 2006-A7, A, FRN, 0.243%, 2/15/13	United States	800,000	797,289
JPMorgan Chase Commercial Mortgage Securities Corp.,
[e]2004-CB9, A4, FRN, 5.376%, 6/12/41	United States	5,096,445	5,140,018
2004-LN2, A2, 5.115%, 7/15/41	United States	412,616	402,438
2005-LDP2, AM, 4.78%, 7/15/42	United States	775,000	618,884
[e]2005-LDP5, A4, FRN, 5.179%, 12/15/44	United States	3,400,000	3,371,188
[e]MBNA Credit Card Master Note Trust, 2005-A4, A4, FRN, 0.273%, 11/15/12	United States	1,000,000	996,844
[e]MBNA Master Credit Card Trust II, 1997-B, A, FRN, 0.393%, 8/15/14	United States	1,000,000	980,535
Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	111,284	102,576

			23,589,980

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $83,570,082)			82,904,453

FSI-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[d]	Value
Mortgage-Backed Securities 4.3%
[e]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%[a]
FHLMC, 4.062%, 1/01/33	United States	131,103	$134,445

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 2.1%
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 6/01/19	United States	2,048,353	2,129,405
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19	United States	2,453,218	2,582,839
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	667,808	711,766
FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	24,419	26,162
FHLMC Gold 15 Year, 6.50%, 5/01/16	United States	9,014	9,685
FHLMC Gold 30 Year, 5.00%, 4/01/34 - 9/01/38	United States	8,378,739	8,606,838
FHLMC Gold 30 Year, 5.50%, 3/01/33 - 6/01/36	United States	7,345,953	7,720,861
FHLMC Gold 30 Year, 6.00%, 4/01/33 - 6/01/37	United States	6,666,390	7,098,075
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 6/01/36	United States	508,361	547,107
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 1/01/32	United States	114,863	127,470
FHLMC Gold 30 Year, 7.50%, 3/01/30 - 7/01/31	United States	2,556	2,872

			29,563,080

[e]Federal National Mortgage Association (FNMA) Adjustable Rate 0.1%
FNMA, 2.722%, 12/01/34	United States	544,516	562,071
FNMA, 4.244%, 4/01/20	United States	109,892	112,176

			674,247

Federal National Mortgage Association (FNMA) Fixed Rate 1.8%
FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	494,857	514,461
FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	585,428	616,895
FNMA 15 Year, 5.50%, 10/01/16 - 4/01/21	United States	454,637	482,619
FNMA 15 Year, 6.00%, 4/01/16 - 7/01/16	United States	16,436	17,617
FNMA 15 Year, 7.00%, 5/01/12	United States	1,228	1,280
FNMA 30 Year, 4.50%, 4/01/39	United States	3,540,239	3,537,018
FNMA 30 Year, 5.00%, 4/01/34 - 3/01/37	United States	4,738,984	4,871,689
FNMA 30 Year, 5.50%, 8/01/33 - 9/01/35	United States	3,610,745	3,794,728
FNMA 30 Year, 6.00%, 6/01/34 - 10/01/38	United States	7,462,891	7,940,398
FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	3,004,061	3,228,513

			25,005,218

Government National Mortgage Association (GNMA) Fixed Rate 0.3%
GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	1,457,579	1,509,533
GNMA I SF 30 Year, 5.50%, 12/15/32 - 6/15/36	United States	1,907,003	2,010,730
GNMA I SF 30 Year, 6.50%, 11/15/31 - 2/15/32	United States	10,992	11,866
GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	105,347	117,203
GNMA I SF 30 Year, 7.50%, 9/15/30	United States	2,247	2,533
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	412,270	426,910
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	467,823	498,713
GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	172,729	185,770
GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	54,787	61,457

			4,824,715

Total Mortgage-Backed Securities (Cost $57,575,278)			60,201,705

U.S. Government and Agency Securities 5.0%
FHLMC,
3.75%, 6/28/13	United States	3,000,000	3,164,217
5.625%, 3/15/11	United States	2,700,000	2,858,215
senior note, 4.75%, 3/05/12	United States	700,000	751,229

FSI-24

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[d]		Value
U.S. Government and Agency Securities (continued)
FNMA,
1.375%, 4/28/11	United States	5,500,000		$5,542,251
4.125%, 4/15/14	United States	700,000		745,209
U.S. Treasury Bond,
4.50%, 2/15/16	United States	5,600,000		6,042,316
4.50%, 5/15/17	United States	1,000,000		1,069,297
7.125%, 2/15/23	United States	1,980,000		2,539,970
7.875%, 2/15/21	United States	2,600,000		3,495,375
U.S. Treasury Note,
4.125%, 5/15/15	United States	6,700,000		7,145,972
4.625%, 2/15/17	United States	600,000		648,047
4.75%, 8/15/17	United States	2,900,000		3,147,634
[l] Index Linked, 1.625%, 1/15/15	United States	9,962,539		10,373,493
[l]Index Linked, 2.00%, 1/15/14	United States	7,955,429		8,422,811
[l]Index Linked, 2.00%, 7/15/14	United States	3,440,435		3,649,011
[l]Index Linked, 2.00%, 1/15/16	United States	4,465,486		4,721,207
[l]Index Linked, 2.50%, 7/15/16	United States	5,887,235		6,418,464

Total U.S. Government and Agency Securities (Cost $67,830,470)				70,734,718

Foreign Government and Agency Securities 23.6%
Corporacion Andina De Fomento, 8.125%, 6/04/19	Supranational[m]	3,810,000		4,415,409
[c]Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19	United Arab Emirates	3,210,000		3,533,610
European Investment Bank, senior note, 1612/37, 6.50%, 9/10/14	Supranational[m]	4,555,000	NZD	3,409,753
[e,n]Government of Argentina, senior bond, FRN, 0.943%, 8/03/12	Argentina	37,962,000		13,077,909
Government of Australia, TB123, 5.75%, 4/15/12	Australia	16,110,000	AUD	14,793,531
Government of Hungary, 3.50%, 7/18/16	Hungary	60,000	EUR	80,064
4.375%, 7/04/17	Hungary	225,000	EUR	314,495
5.75%, 6/11/18	Hungary	160,000	EUR	237,282
senior note, 3.875%, 2/24/20	Hungary	95,000	EUR	120,061
Government of Indonesia, FR19, 14.25%, 6/15/13	Indonesia	35,480,000,000	IDR	4,376,181
FR20, 14.275%, 12/15/13	Indonesia	23,637,000,000	IDR	2,953,058
FR26, 11.00%, 10/15/14	Indonesia	1,800,000,000	IDR	206,355
FR34, 12.80%, 6/15/21	Indonesia	39,455,000,000	IDR	4,866,467
FR42, 10.25%, 7/15/27	Indonesia	28,000,000,000	IDR	2,866,844
FR44, 10.00%, 9/15/24	Indonesia	23,400,000,000	IDR	2,371,035
[c]senior bond, 144A, 6.625%, 2/17/37	Indonesia	330,000		326,958
[c]senior bond, 144A, 7.75%, 1/17/38	Indonesia	4,000,000		4,458,333
[c]senior bond, 144A, 8.50%, 10/12/35	Indonesia	360,000		434,099
[c]senior note, 144A, 11.625%, 3/04/19	Indonesia	840,000		1,218,840
Government of Israel, 2680, 7.00%, 4/29/11	Israel	12,235,000	ILS	3,419,902
[c]Government of Lithuania, 144A, 6.75%, 1/15/15	Lithuania	2,330,000		2,386,969
Government of Malaysia, 2.509%, 8/27/12	Malaysia	3,600,000	MYR	1,038,398
3.461%, 7/31/13	Malaysia	6,400,000	MYR	1,874,331
3.756%, 4/28/11	Malaysia	40,605,000	MYR	12,069,741
3.814%, 2/15/17	Malaysia	11,400,000	MYR	3,275,835
3.833%, 9/28/11	Malaysia	27,100,000	MYR	8,082,591
3.869%, 4/13/10	Malaysia	8,750,000	MYR	2,569,400
4.24%, 2/07/18	Malaysia	6,600,000	MYR	1,936,861
Government of Mexico, M 10, 8.00%, 12/17/15	Mexico	350,000	[o] MXN	2,736,189
M 20, 10.00%, 12/05/24	Mexico	1,516,000	[o] MXN	13,317,760
Government of Norway, 6.00%, 5/16/11	Norway	72,850,000	NOK	13,185,656

FSI-25

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[d]		Value
Foreign Government and Agency Securities (continued)
Government of Poland, 4.25%, 5/24/11	Poland	1,230,000	PLN	$427,015
4.75%, 4/25/12	Poland	38,300,000	PLN	13,300,855
5.75%, 4/25/14	Poland	8,010,000	PLN	2,797,523
5.75%, 9/23/22	Poland	19,100,000	PLN	6,356,353
6.25%, 10/24/15	Poland	9,100,000	PLN	3,217,936
senior note, 6.375%, 7/15/19	Poland	6,000,000		6,575,628
[c]Government of Russia, 144A, 7.50%, 3/31/30	Russia	21,804,240		24,597,363
Government of South Africa, 6.875%, 5/27/19	South Africa	3,245,000		3,662,794
senior note, 5.875%, 5/30/22	South Africa	3,500,000		3,602,813
Government of Sri Lanka, A, 8.50%, 1/15/13	Sri Lanka	50,900,000	LKR	420,840
11.00%, 8/01/15	Sri Lanka	200,400,000	LKR	1,718,709
11.25%, 7/15/14	Sri Lanka	176,100,000	LKR	1,535,123
13.50%, 2/01/13	Sri Lanka	59,500,000	LKR	558,544
Government of Sweden, 5.25%, 3/15/11	Sweden	211,360,000	SEK	31,226,206
5.50%, 10/08/12	Sweden	13,990,000	SEK	2,151,619
Government of the Hellenic Republic, 6.00%, 7/19/19	Greece	6,500,000	EUR	9,404,085
Government of Venezuela, 10.75%, 9/19/13	Venezuela	7,830,000		7,007,850
[p]senior bond, Reg S, 5.375%, 8/07/10	Venezuela	3,035,000		2,974,300
KfW Bankengruppe, senior note, 6.50%, 11/15/11	Germany	3,588,000	NZD	2,695,630
Korea Development Bank, senior note, 8.00%, 1/23/14	South Korea	4,100,000		4,728,940
Korea Treasury Bond,
0400-1206, 4.00%, 6/10/12	South Korea	24,263,880,000	KRW	20,617,109
0475-1112, 4.75%, 12/10/11	South Korea	14,191,350,000	KRW	12,254,246
0525-1209, 5.25%, 9/10/12	South Korea	2,850,000,000	KRW	2,485,870
0525-1303, 5.25%, 3/10/13	South Korea	346,570,000	KRW	302,386
0550-1106, 5.50%, 6/10/11	South Korea	3,511,820,000	KRW	3,075,417
New South Wales Treasury Corp., senior note, 5.50%, 3/01/17	Australia	3,540,000	AUD	3,073,411
Nota Do Tesouro Nacional,
10.00%, 1/01/12	Brazil	6,910	[q] BRL	3,839,601
10.00%, 1/01/14	Brazil	2,700	[q] BRL	1,426,600
10.00%, 1/01/17	Brazil	23,200	[q] BRL	11,420,067
[r]Index Linked, 6.00%, 5/15/15	Brazil	4,340	[q] BRL	4,510,371
[r]Index Linked, 6.00%, 5/15/45	Brazil	1,725	[q] BRL	1,742,227
Province of Ontario, 6.25%, 6/16/15	Canada	997,000	NZD	732,073
Queensland Treasury Corp.,
11, 6.00%, 6/14/11	Australia	890,000	AUD	813,267
13, 6.00%, 8/14/13	Australia	600,000	AUD	548,572
17, 6.00%, 9/14/17	Australia	1,200,000	AUD	1,070,102
[c]144A, 7.125%, 9/18/17	Australia	5,640,000	NZD	4,250,396

Total Foreign Government and Agency Securities (Cost $314,894,671)				331,075,758

Municipal Bonds 1.9%
California State GO,
Refunding, 5.00%, 4/01/38	United States	12,000,000		10,785,720
Various Purpose, 6.00%, 4/01/38	United States	7,000,000		7,138,390
Various Purpose, Refunding, 5.25%, 3/01/38	United States	2,335,000		2,197,702
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A,
FGIC Insured, zero cpn., 8/01/27	United States	1,720,000		607,710
NATL Insured, zero cpn., 8/01/25	United States	2,500,000		1,017,175
NATL Insured, zero cpn., 8/01/26	United States	1,290,000		489,065
NATL Insured, zero cpn., 8/01/29	United States	1,720,000		525,684

FSI-26

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[d]		Value
Municipal Bonds (continued)
District of Columbia University Revenue, Georgetown University, Refunding, Series D, BHAC Insured, 5.50%, 4/01/36	United States	680,000		$740,928
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A, BHAC Insured, 5.25%, 9/01/42	United States	1,135,000		1,184,304
Placentia-Yorba Linda USD, GO, 2008 Election, Series A, 5.25%, 8/01/32	United States	1,250,000		1,289,100
Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,
8/01/27	United States	370,000		128,520
8/01/30	United States	370,000		102,886
8/01/32	United States	460,000		109,540
8/01/33	United States	245,000		53,880
San Bernardino Community College District GO, Election of 2002, Series A, 6.50%,
8/01/27	United States	305,000		357,436
8/01/28	United States	125,000		145,801
San Mateo County Community College District GO, Election of 2001, Series C, NATL Insured, zero cpn.,
9/01/30	United States	895,000		265,439
3/01/31	United States	245,000		69,521

Total Municipal Bonds (Cost $27,424,747)				27,208,801

Total Investments before Short Term Investments (Cost $1,301,669,134)				1,354,076,633

Short Term Investments
Foreign Government and Agency Securities (Cost $907,568) 0.1%
[s]Israel Treasury Bill, 10/06/10	Israel	3,420,000	ILS	888,749

Total Investments before Money Market Funds (Cost $1,302,576,702)				1,354,965,382

		Shares
Money Market Funds (Cost $43,133,443) 3.0%
[t]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	43,133,443		43,133,443

Total Investments (Cost $1,345,710,145) 99.6%				1,398,098,825
Other Assets, less Liabilities 0.4%				5,527,784

Net Assets 100.0%				$1,403,626,609

FSI-27

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund

aRounds to less than 0.1% of net assets.

bNon-income producing.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2009, the aggregate value of these securities was $213,986,496, representing 15.25% of net assets.

dThe principal amount is stated in U.S. dollars unless otherwise indicated.

eThe coupon rate shown represents the rate at period end.

fSee Note 1(f) regarding senior floating rate interests.

gA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

hIncome may be received in additional securities and/or cash.

iSee Note 8 regarding defaulted securities.

jPerpetual security with no stated maturity date.

kSee Note 10 regarding other considerations.

lPrincipal amount of security is adjusted for inflation. See Note 1(h).

mA supranational organization is an entity formed by two or more central governments through international treaties.

nThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

oPrincipal amount is stated in 100 Mexican Peso Units.

pSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2009, the value of this security was $2,974,300, representing 0.21% of net assets.

qPrincipal amount is stated in 1,000 Brazilian Real Units.

rRedemption price at maturity is adjusted for inflation. See Note 1(h).

sThe security is traded on a discount basis with no stated coupon rate.

tSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FSI-28

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund

At December 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Mexican Peso	DBAB	Sell	36,540,000	$2,698,073		1/04/10	$—	$(93,886)
Mexican Peso	DBAB	Buy	36,540,000	2,807,530		1/04/10	—	(15,570)
Euro	DBAB	Sell	2,187,000	2,971,040		1/12/10	—	(159,482)
Philippine Peso	JPHQ	Buy	41,361,000	887,075		1/13/10	982	—
United States Dollar	JPHQ	Buy	2,500,000	1,792,564	EUR	1/13/10	—	(65,913)
Euro	BZWS	Sell	2,912,410	4,108,449		1/20/10	—	(60,387)
Mexican Peso	CITI	Sell	3,907,000	286,605		1/29/10	—	(11,022)
New Zealand Dollar	UBSW	Sell	394,863	257,016		1/29/10	—	(28,793)
New Zealand Dollar	UBSW	Buy	394,863	291,014		1/29/10	—	(5,205)
Euro	DBAB	Sell	3,556,000	5,033,020		2/04/10	—	(56,924)
Euro	UBSW	Sell	2,151,000	3,051,387		2/11/10	—	(27,443)
Singapore Dollar	HSBC	Sell	7,535,000	5,000,000		2/17/10	—	(357,860)
Singapore Dollar	BZWS	Sell	7,527,500	5,000,000		2/17/10	—	(352,527)
Singapore Dollar	BZWS	Buy	7,527,500	5,293,228		2/17/10	59,299	—
Singapore Dollar	HSBC	Buy	7,535,000	5,298,502		2/17/10	59,358	—
Mexican Peso	CITI	Sell	5,244,070	387,722		3/22/10	—	(9,344)
Singapore Dollar	UBSW	Sell	2,278,000	1,499,819		3/23/10	—	(119,570)
Singapore Dollar	UBSW	Buy	2,278,000	1,601,406		3/23/10	17,983	—
Indian Rupee	DBAB	Buy	20,841,000	402,771		4/09/10	42,756	—
Indian Rupee	DBAB	Buy	44,691,000	863,094		4/12/10	92,026	—
Indian Rupee	JPHQ	Buy	30,019,000	575,407		4/13/10	66,089	—
Indian Rupee	JPHQ	Buy	29,466,000	575,395		4/15/10	54,170	—
Indian Rupee	JPHQ	Buy	14,719,000	288,495		4/19/10	25,874	—
Indian Rupee	DBAB	Buy	10,360,000	201,949		4/19/10	19,320	—
Indian Rupee	DBAB	Buy	20,931,000	403,906		4/26/10	42,855	—
Chilean Peso	CITI	Buy	235,141,000	400,410		4/27/10	65,289	—
Chilean Peso	JPHQ	Buy	234,301,000	400,412		4/27/10	63,624	—
Indian Rupee	JPHQ	Buy	2,986,000	57,700		4/27/10	6,028	—
Chilean Peso	CITI	Buy	377,668,000	640,658		4/28/10	107,352	—
Chilean Peso	UBSW	Buy	47,289,000	80,083		4/28/10	13,578	—
Indian Rupee	JPHQ	Buy	14,815,000	288,510		4/28/10	27,651	—
Indian Rupee	JPHQ	Buy	14,829,000	288,502		4/30/10	27,901	—
Euro	DBAB	Sell	683,564	1,021,586		5/20/10	43,439	—
Indian Rupee	DBAB	Buy	28,359,000	577,824		6/01/10	25,515	—
Indian Rupee	HSBC	Buy	841,000	17,340		6/02/10	550	—
Indian Rupee	HSBC	Buy	4,160,000	86,667		6/03/10	1,821	—
Indian Rupee	HSBC	Buy	27,770,000	577,819		6/04/10	12,827	—
Indian Rupee	DBAB	Buy	13,885,000	288,910		6/07/10	6,334	—
Indian Rupee	DBAB	Buy	7,004,000	145,311		6/08/10	3,605	—
Indian Rupee	HSBC	Buy	5,576,000	115,565		6/08/10	2,990	—
Indian Rupee	DBAB	Buy	5,655,000	116,238		6/10/10	3,974	—
Indian Rupee	HSBC	Buy	5,667,000	116,246		6/11/10	4,210	—
Indian Rupee	BZWS	Buy	8,457,000	174,371		6/11/10	5,389	—
Indian Rupee	DBAB	Buy	14,156,000	290,618		6/16/10	10,143	—
Indian Rupee	DBAB	Buy	12,894,000	261,542		6/21/10	12,283	—
Euro	UBSW	Sell	4,274,000	5,960,264		6/29/10	—	(154,792)
New Zealand Dollar	DBAB	Sell	9,750,548	6,000,000		7/06/10	—	(968,523)
New Zealand Dollar	DBAB	Buy	1,030,548	754,052		7/06/10	—	(17,540)
New Zealand Dollar	DBAB	Buy	8,720,000	6,042,960		7/06/10	189,050	—
New Zealand Dollar	DBAB	Sell	979,356	630,215		7/30/10	—	(68,076)
New Zealand Dollar	DBAB	Buy	979,356	714,930		7/30/10	—	(16,639)
New Zealand Dollar	DBAB	Sell	975,630	626,696		8/03/10	—	(68,668)
New Zealand Dollar	BZWS	Sell	381,918	245,192		8/03/10	—	(27,014)
New Zealand Dollar	BZWS	Buy	381,918	277,502		8/03/10	—	(5,296)

FSI-29

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
New Zealand Dollar	DBAB	Sell	386,535	$246,957		8/04/10	$—	$(28,512)
New Zealand Dollar	BZWS	Sell	352,796	226,495		8/04/10	—	(24,930)
New Zealand Dollar	DBAB	Buy	386,535	282,054		8/04/10	—	(6,585)
New Zealand Dollar	HSBC	Sell	10,696,000	6,918,173		8/05/10	—	(703,738)
New Zealand Dollar	HSBC	Buy	10,696,000	7,799,523		8/05/10	—	(177,613)
New Zealand Dollar	CITI	Sell	968,880	632,703		8/05/10	—	(57,716)
New Zealand Dollar	DBAB	Sell	526,935	343,456		8/05/10	—	(32,035)
Indonesian Rupiah	HSBC	Buy	41,320,000,000	4,000,000		8/06/10	185,552	—
New Zealand Dollar	CITI	Sell	695,629	454,604		8/06/10	—	(41,049)
New Zealand Dollar	FBCO	Sell	347,171	226,095		8/06/10	—	(21,273)
New Zealand Dollar	CITI	Sell	686,387	451,272		8/09/10	—	(37,653)
New Zealand Dollar	DBAB	Sell	689,485	453,543		8/09/10	—	(37,589)
New Zealand Dollar	FBCO	Sell	678,558	447,136		8/09/10	—	(36,213)
New Zealand Dollar	FBCO	Sell	679,748	451,441		8/11/10	—	(32,661)
New Zealand Dollar	DBAB	Sell	3,696,487	2,408,776		8/12/10	—	(223,527)
New Zealand Dollar	DBAB	Sell	1,940,000	1,259,254		8/13/10	—	(122,104)
New Zealand Dollar	DBAB	Sell	2,046,000	1,350,565		8/16/10	—	(105,845)
Brazilian Real	DBAB	Buy	231,000	11,218,977	JPY	8/17/10	4,915	—
New Israeli Shekel	CITI	Buy	2,500,000	659,735		8/17/10	—	(1,519)
Japanese Yen	UBSW	Sell	32,055,000	337,933		8/17/10	—	(7,634)
Brazilian Real	DBAB	Buy	171,000	8,233,650	JPY	8/18/10	4,383	—
Chilean Peso	JPHQ	Buy	1,543,470,600	2,820,000		8/18/10	246,972	—
Japanese Yen	JPHQ	Sell	15,928,000	168,961		8/18/10	—	(2,753)
Brazilian Real	DBAB	Buy	256,000	12,033,536	JPY	8/19/10	9,683	—
Chilean Peso	JPHQ	Buy	509,866,000	922,000		8/19/10	91,143	—
New Israeli Shekel	CITI	Buy	1,250,000	329,772		8/19/10	—	(670)
New Israeli Shekel	DBAB	Buy	250,000	65,859		8/19/10	—	(38)
New Israeli Shekel	CITI	Buy	1,251,000	329,124		8/19/10	241	—
Japanese Yen	HSBC	Sell	15,854,000	168,516		8/19/10	—	(2,404)
Euro	BZWS	Sell	2,124,000	3,001,318		8/20/10	—	(36,297)
Euro	UBSW	Sell	1,750,000	2,466,888		8/20/10	—	(35,856)
New Israeli Shekel	CITI	Buy	959,500	251,040		8/20/10	1,576	—
Japanese Yen	DBAB	Sell	15,915,000	168,523		8/20/10	—	(3,058)
Japanese Yen	BZWS	Sell	15,895,000	168,776		8/20/10	—	(2,589)
Euro	UBSW	Sell	1,750,000	2,475,305		8/23/10	—	(27,376)
New Israeli Shekel	CITI	Buy	1,637,500	429,429		8/23/10	1,677	—
Japanese Yen	CITI	Sell	31,757,000	337,544		8/23/10	—	(4,852)
Japanese Yen	FBCO	Sell	31,524,000	337,543		8/23/10	—	(2,341)
Japanese Yen	JPHQ	Sell	31,689,000	337,539		8/24/10	—	(4,131)
Japanese Yen	BZWS	Sell	31,584,000	337,544		8/24/10	—	(2,994)
New Zealand Dollar	FBCO	Sell	1,598,800	1,054,217		8/24/10	—	(82,977)
Japanese Yen	DBAB	Sell	15,708,000	168,776		8/25/10	—	(590)
New Zealand Dollar	DBAB	Sell	1,591,000	1,063,584		8/27/10	—	(67,733)
Brazilian Real	DBAB	Buy	171,000	7,989,633	JPY	8/31/10	6,701	—
Euro	DBAB	Sell	1,390,000	1,993,260		9/01/10	5,565	—
Japanese Yen	JPHQ	Sell	15,743,000	168,771		9/01/10	—	(998)
Mexican Peso	DBAB	Sell	26,215,919	1,880,491		9/01/10	—	(62,716)
Brazilian Real	DBAB	Buy	256,000	11,836,672	JPY	9/02/10	11,302	—
Japanese Yen	HSBC	Sell	15,578,000	168,770		9/02/10	778	—
Euro	BZWS	Sell	2,785,000	3,966,954		9/07/10	—	(15,388)
Japanese Yen	HSBC	Sell	23,462,000	253,156		9/09/10	107	—
Japanese Yen	DBAB	Sell	19,230,000	209,486		9/10/10	2,078	—
Japanese Yen	HSBC	Sell	23,382,000	253,162		9/10/10	971	—
Japanese Yen	UBSW	Sell	15,974,000	174,572		9/13/10	2,271	—
Brazilian Real	DBAB	Buy	384,000	17,904,883	JPY	9/15/10	14,639	—
Japanese Yen	UBSW	Sell	18,929,000	209,482		9/15/10	5,299	—

FSI-30

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Strategic Income Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	HSBC	Sell	12,709,000	$139,656		9/15/10	$2,567	$—
Japanese Yen	BZWS	Sell	12,568,000	139,652		9/15/10	4,084	—
Japanese Yen	HSBC	Sell	18,851,000	209,479		9/16/10	6,133	—
Japanese Yen	DBAB	Sell	6,319,000	69,823		9/16/10	1,660	—
Japanese Yen	DBAB	Sell	634,550,000	7,000,000		9/17/10	154,971	—
United States Dollar	UBSW	Buy	3,000,000	2,044,850	EUR	9/20/10	76,332	—
Japanese Yen	HSBC	Sell	6,266,000	69,824		9/21/10	2,226	—
Japanese Yen	JPHQ	Sell	12,639,000	139,657		9/21/10	3,307	—
Japanese Yen	JPHQ	Sell	3,050,000	33,704		9/24/10	798	—
Japanese Yen	JPHQ	Sell	302,000	3,356		9/27/10	98	—
Euro	UBSW	Sell	2,850,000	4,164,990		10/04/10	90,525	—
Philippine Peso	DBAB	Buy	21,010,000	435,477		10/04/10	3,443	—
Philippine Peso	HSBC	Buy	16,853,000	348,382		10/04/10	3,694	—
Philippine Peso	DBAB	Buy	25,119,000	522,561		10/05/10	2,172	—
Philippine Peso	HSBC	Buy	25,126,000	522,580		10/05/10	2,300	—
Philippine Peso	JPHQ	Buy	6,636,000	139,353		10/06/10	—	(735)
Philippine Peso	DBAB	Buy	20,621,000	435,483		10/07/10	—	(4,757)
Euro	BZWS	Sell	2,749,000	4,047,903		10/08/10	117,911	—
Philippine Peso	DBAB	Buy	16,501,000	348,387		10/08/10	—	(3,737)
Philippine Peso	HSBC	Buy	16,532,000	348,383		10/08/10	—	(3,085)
Philippine Peso	JPHQ	Buy	8,232,000	174,182		10/08/10	—	(2,243)
Philippine Peso	CITI	Buy	8,254,000	174,194		10/08/10	—	(1,796)
Philippine Peso	DBAB	Buy	4,913,000	104,510		10/12/10	—	(1,915)
Philippine Peso	JPHQ	Buy	18,311,000	391,264		10/13/10	—	(8,908)
Philippine Peso	HSBC	Buy	8,192,000	174,187		10/13/10	—	(3,128)
Euro	DBAB	Sell	2,030,000	3,019,016		10/19/10	117,076	—
Japanese Yen	DBAB	Sell	722,080,000	8,000,000		10/19/10	203,520	—
Philippine Peso	JPHQ	Buy	237,550,000	5,000,000		10/22/10	—	(42,004)
Chinese Yuan	HSBC	Buy	4,344,052	659,809		10/25/10	—	(19,334)
Japanese Yen	JPHQ	Sell	270,990,000	3,000,000		10/25/10	73,472	—
Chinese Yuan	HSBC	Buy	7,365,718	1,115,646		10/26/10	—	(29,625)
Euro	BZWS	Sell	1,993,000	2,981,727		10/26/10	132,782	—
Chinese Yuan	HSBC	Buy	4,405,928	666,001		10/27/10	—	(16,355)
Euro	UBSW	Sell	2,679,000	4,011,936		10/27/10	182,390	—
Chinese Yuan	HSBC	Buy	73,370,000	11,000,000		10/29/10	—	(180,939)
Japanese Yen	JPHQ	Sell	360,360,000	4,000,000		11/02/10	107,301	—
Euro	UBSW	Sell	1,480,440	2,200,733		11/17/10	84,718	—
Philippine Peso	JPHQ	Buy	191,280,000	4,000,000		11/26/10	—	(15,000)
Euro	DBAB	Sell	5,029,668	7,496,720		11/29/10	308,183	—
Japanese Yen	BOFA	Sell	620,288,000	7,000,006		11/29/10	293,512	—
Euro	UBSW	Sell	3,920,000	5,857,852		12/02/10	255,368	—
Japanese Yen	BZWS	Sell	257,790,000	3,000,000		12/02/10	212,523	—
Mexican Peso	CITI	Sell	3,870,000	284,957		12/02/10	2,034	—
Japanese Yen	UBSW	Sell	351,760,000	4,000,000		12/10/10	195,420	—
Euro	UBSW	Sell	3,400,000	4,988,922		12/13/10	129,898	—
British Pound	DBAB	Sell	600,000	971,700		12/15/10	4,594	—
Euro	DBAB	Sell	486,875	709,815		12/15/10	14,017	—
Euro	CITI	Sell	3,868,000	5,655,635		12/16/10	127,866	—
Euro	UBSW	Sell	2,137,312	3,097,286		12/17/10	42,863	—
Philippine Peso	HSBC	Buy	142,980,000	3,000,000		12/28/10	—	(26,206)

Unrealized appreciation (depreciation)							4,669,876	(5,104,198)

Net unrealized appreciation (depreciation)							$—	$(434,322)

*In U.S. dollars unless otherwise indicated.

See Abbreviations on page FSI-44.

FSI-31

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Franklin Strategic Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,302,576,702
Cost - Sweep Money Fund (Note 7)	43,133,443

Total cost of investments	$1,345,710,145

Value - Unaffiliated issuers	$1,354,965,382
Value - Sweep Money Fund (Note 7)	43,133,443

Total value of investments	1,398,098,825
Cash	1,065,469
Receivables:
Investment securities sold	3,446,194
Capital shares sold	597,237
Interest	19,030,170
Due from Brokers	1,230,000
Unrealized appreciation on forward exchange contracts	4,669,876
Other assets	157

Total assets	1,428,137,928

Liabilities:
Payables:
Investment securities purchased	16,506,506
Capital shares redeemed	1,859,049
Affiliates	758,732
Unrealized depreciation on forward exchange contracts	5,104,198
Accrued expenses and other liabilities	282,834

Total liabilities	24,511,319

Net assets, at value	$1,403,626,609

Net assets consist of:
Paid-in capital	$1,359,161,329
Undistributed net investment income	66,211,757
Net unrealized appreciation (depreciation)	51,988,558
Accumulated net realized gain (loss)	(73,735,035)

Net assets, at value	$1,403,626,609

The accompanying notes are an integral part of these financial statements.

FSI-32

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2009

Franklin Strategic Income Securities Fund
Class 1:
Net assets, at value	$1,173,313,059

Shares outstanding	95,539,698

Net asset value and maximum offering price per share	$12.28

Class 2:
Net assets, at value	$68,239,895

Shares outstanding	5,663,098

Net asset value and maximum offering price per share	$12.05

Class 4:
Net assets, at value	$162,073,655

Shares outstanding	13,287,506

Net asset value and maximum offering price per share	$12.20

The accompanying notes are an integral part of these financial statements.

FSI-33

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Franklin Strategic Income Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$1,201,431
Sweep Money Fund (Note 7)	22,812
Interest	79,335,528

Total investment income	80,559,771

Expenses:
Management fees (Note 3a)	4,211,722
Administrative fees (Note 3b)	2,398,126
Distribution fees: (Note 3c)
Class 2	123,448
Class 4	383,282
Unaffiliated transfer agent fees	1,151
Custodian fees (Note 4)	113,252
Reports to shareholders	84,541
Professional fees	121,347
Trustees’ fees and expenses	7,725
Other	75,739

Total expenses	7,520,333
Expense reductions (Note 4)	(2,083)

Net expenses	7,518,250

Net investment income	73,041,521

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(19,356,913)
Foreign currency transactions	17,520,126

Net realized gain (loss)	(1,836,787)

Net change in unrealized appreciation (depreciation) on:
Investments	224,398,517
Translation of other assets and liabilities denominated in foreign currencies	(20,299,048)

Net change in unrealized appreciation (depreciation)	204,099,469

Net realized and unrealized gain (loss)	202,262,682

Net increase (decrease) in net assets resulting from operations	$275,304,203

The accompanying notes are an integral part of these financial statements.

FSI-34

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Strategic Income Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$73,041,521	$64,527,920
Net realized gain (loss) from investments and foreign currency transactions	(1,836,787)	(45,932,001)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	204,099,469	(149,242,637)

Net increase (decrease) in net assets resulting from operations	275,304,203	(130,646,718)

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(82,420,054)	(75,447,333)
Class 2	(3,695,069)	(2,134,730)
Class 4	(8,181,980)	(378,318)
Net realized gains:
Class 1	—	(2,612,141)
Class 2	—	(75,424)
Class 4	—	(13,098)

Total distributions to shareholders	(94,297,103)	(80,661,044)

Capital share transactions: (Note 2)
Class 1	112,467,004	17,384,945
Class 2	27,727,705	14,711,199
Class 4	86,145,347	64,028,404

Total capital share transactions	226,340,056	96,124,548

Net increase (decrease) in net assets	407,347,156	(115,183,214)
Net assets:
Beginning of year	996,279,453	1,111,462,667

End of year	$1,403,626,609	$996,279,453

Undistributed net investment income included in net assets:
End of year	$66,211,757	$73,893,369

The accompanying notes are an integral part of these financial statements.

FSI-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Strategic Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2009, 95.99% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and are valued at the closing net asset value.

Corporate debt securities, government securities, municipal securities, mortgage backed securities, asset-backed securities, collateralized debt obligations and other debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

FSI-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.

See Note 9 regarding other derivative information.

FSI-37

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls, typically on a to-be-announced (TBA) basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

f. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

g. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

FSI-38

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	9,412,738	$106,695,495	6,009,961	$75,187,150
Shares issued in reinvestment of distributions	7,520,078	82,420,054	6,504,956	78,059,474
Shares redeemed	(6,784,394)	(76,648,545)	(12,154,687)	(135,861,679)

Net increase (decrease)	10,148,422	$112,467,004	360,230	$17,384,945

Class 2 Shares:
Shares sold	2,996,388	$33,743,716	1,884,648	$21,711,802
Shares issued in reinvestment of distributions	343,408	3,695,069	186,984	2,210,154
Shares redeemed	(862,128)	(9,711,080)	(839,920)	(9,210,757)

Net increase (decrease)	2,477,668	$27,727,705	1,231,712	$14,711,199

Class 4 Shares:
Shares sold	7,159,387	$81,195,127	5,781,965	$65,263,343
Shares issued on reinvestment of distributions	750,640	8,181,980	32,643	391,067
Shares redeemed	(291,537)	(3,231,760)	(145,592)	(1,626,006)

Net increase (decrease)	7,618,490	$86,145,347	5,669,016	$64,028,404

[a]	For the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

FSI-39

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.425%	Up to and including $500 million
0.325%	Over $500 million, up to and including $1 billion
0.280%	Over $1 billion, up to and including $1.5 billion
0.235%	Over $1.5 billion, up to and including $6.5 billion
0.215%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

FSI-40

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$40,547,914
2017	32,675,865

$73,223,779

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$94,297,103	$79,728,267
Long term capital gain	—	932,777

	$94,297,103	$80,661,044

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,349,236,718

Unrealized appreciation	$77,278,352
Unrealized depreciation	(28,416,245)

Net unrealized appreciation (depreciation)	$48,862,107

Distributable earnings - undistributed ordinary income	$69,251,356

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, bond discounts and premiums, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, bond discounts and premiums, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $873,924,853 and $647,159,985, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

FSI-41

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

8. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2009, the Fund had 45.42% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2009, the aggregate value of these securities was $16,400,534, representing 1.17% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. OTHER DERIVATIVE INFORMATION

At December 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$4,669,876	Unrealized depreciation on forward exchange contracts	$5,104,198

For the year ended December 31, 2009, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year Ended December 31, 2009	Change in Unrealized Appreciation (Depreciation) for the Year Ended December 31, 2009	Average Notional Amount Outstanding During the Year[a]
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions/Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$18,166,843	$(20,482,591)	203,451,409

a Notional amount represents the U.S. dollar equivalent based on the foreign exchange rate at the time of contract entry.

See Note 1(d) regarding derivative financial instruments.

10. OTHER CONSIDERATIONS

From time to time, officers, directors or employees of the Fund’s Investment Manager may have discussions or enter into agreements with issuers, underwriters or creditors’ committees which, pursuant to the Fund’s policies and requirements of applicable securities laws, could prevent the Fund from trading in the securities of such company for limited or extended periods of time.

FSI-42

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Fund follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments:[a]
Banks	$73,500	$75,680	$—	$149,180
Diversified Financials	—	529,987	—	529,987
Media	264,688	—	—	264,688
Senior Floating Rate Interests	—	198,496,506	—	198,496,506
Corporate Bonds	—	582,510,837	—	582,510,837
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	82,904,453	—	82,904,453
Mortgage-Backed Securities	—	60,201,705	—	60,201,705
U.S. Government and Agency Securities	—	70,734,718	—	70,734,718
Foreign Government and Agency Securities	—	331,075,758	—	331,075,758
Municipal Bonds	—	27,208,801	—	27,208,801
Short Term Investments	43,133,443	888,749	—	44,022,192

Total Investments in Securities	$43,471,631	$1,354,627,194	$—	$1,398,098,825

Forward Exchange Contracts	—	4,669,876	—	4,669,876
Liabilities:
Forward Exchange Contracts	—	5,104,198	—	5,104,198

aIncludes common, preferred and convertible preferred.

FSI-43

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

12. FAIR VALUE MEASUREMENTS (continued)

At December 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, was as follows:

	Balance at Beginning of Year	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfer In (Out) of Level 3	Balance at End of Year

Assets
Equity Investments:
Diversified Financials	$285,420	$—	$—	$—	$(285,420)	$—

13. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Counterparty

BOFA - Bank of America N.A

BZWS - Barclays Bank PLC

CITI - Citibank N.A.

DBAB - Deutsche Bank AG

FBCO - Credit Suisse International

HSBC - HSBC Bank USA

JPHQ - JPMorgan Chase Bank, N.A.

UBSW - UBS AG

Currency

AUD - Australian Dollar

BRL - Brazilian Real

EUR - Euro

GBP - British Pound

IDR - Indonesian Rupiah

ILS - New Israeli Shekel

JPY - Japanese Yen

KRW - South Korean Won

LKR - Sri Lankan Rupee

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Polish Zloty

SEK - Swedish Krona

Selected Portfolio

BHAC - Berkshire Hathaway Assurance Corp.

CLO - Collateralized Loan Obligation

FGIC - Financial Guaranty Insurance Co.

FRN - Floating Rate Note

GO - General Obligation

ID - Improvement District

IDA - Industrial Development Authority/Agency

L/C - Letter of Credit

NATL - National Public Financial Guarantee Corp.

PIK - Payment-In-Kind

SF - Single Family

USD - Unified/Union School District

FSI-44

Franklin Templeton Variable Insurance Products Trust

Franklin Strategic Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

FSI-45

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND

We are pleased to bring you Franklin Templeton VIP Founding Funds Allocation Fund’s annual report for the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	Since Inception (7/2/07)
Average Annual Total Return	+30.47%	-9.37%

*The Fund’s administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses of the Fund so that common annual Fund operating expenses (i.e., a combination of fund administration fees and other expenses, but excluding acquired fund fees and expenses) do not exceed 0.10% (other than certain nonroutine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until 4/30/10. If the administrator had not waived fees, the fund’s total returns would have been lower.

Total Return Index Comparison for a Hypothetical $10,000 Investment (7/2/07–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FFA-1

Fund Goals and Main Investments: Franklin Templeton VIP Founding Funds Allocation Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests equal portions in Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed the S&P 500’s +26.46% total return and performed comparably to the MSCI World Index’s +30.79% total return for the same period.1

Economic and Market Overview

The U.S. economy ended 2009 in much better shape than it began. After several quarters of contraction, economic activity expanded in the third and fourth quarters. In the year’s second half, corporate profit growth was higher than earlier estimates, which may allow businesses to build inventory following a long period of inventory drawdowns. Economic challenges remain, such as stalled consumer confidence and job prospects for the unemployed, as stimulus measures wind down, but several reports pointed to improving economic conditions.

Throughout the year, the Federal Open Market Committee kept U.S. monetary policy unchanged, announcing it intends to hold the federal funds target rate in the 0% to 0.25% range “for an extended period” as it lays the groundwork for an eventual tightening of monetary policy. Late in the period, the labor market improved somewhat as the economy lost fewer jobs than expected and the unemployment rate fell slightly, dropping from a period high of 10.2% in October to 10.0% at period-end.2

Globally, equity markets entered 2009 largely pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. As government monetary and fiscal intervention began to gain traction toward the end of the first quarter, equities bottomed and largely reversed their decline, economic growth stabilized and rebounded, and confidence was rekindled as investors began to believe the global financial system was finally on the mend. Emerging market economies fueled the global recovery as governments aggressively incentivized lending and consumption, resulting in a

1. Source: © 2009 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: Because the Fund invests in underlying funds that may engage in a variety of investment strategies involving certain risks, this Fund may be subject to those same risks. Investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Because the underlying funds invest in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks than investment grade bonds. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

FFA-2

dramatic recovery that laid the groundwork for the developing world’s equity rally. Growing demand from emerging markets supported commodity prices, which also posted record gains during the year. For most of the year, the fading U.S. dollar also helped underpin the rally in hard assets, while continued euro and yen strength created headwinds for regional recoveries.

For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average delivered a total return of +22.68%, while the broader S&P 500 posted a +26.46% total return and the technology-heavy NASDAQ Composite Index returned +45.32%.3 Global developed and emerging markets, as measured by the MSCI All Country World Index, delivered a +35.41% total return.3

Investment Strategy

The Fund invests its assets in an equally weighted combination of Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings of approximately 33 1/3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the fiscal year under review, all three underlying funds produced positive returns. Franklin Income Securities Fund – Class 1 outperformed the S&P 500, Templeton Growth Securities Fund – Class 1 performed comparably to the MSCI World Index, and Mutual Shares Securities Fund – Class 1 performed comparably to the S&P 500.

3. Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

FFA-3

Thank you for your participation in Franklin Templeton VIP Founding Funds Allocation Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FFA-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 1

FFA-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09	Fund-Level Expenses Incurred During Period** 7/1/09–12/31/09
Actual	$1,000	$1,213.60	$0.56	$4.46
Hypothetical (5% return before expenses)	$1,000	$1,024.70	$0.51	$4.08

*Expenses are calculated using the most recent six-month annualized expense ratio excluding expenses of the underlying funds, net of expense waivers, for the Fund’s Class 1 shares (0.10%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**Expenses are calculated using the most recent six-month annualized expense ratio including expenses of the underlying funds, net of expense waivers, for the Fund’s Class 1 shares (0.80%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FFA-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Templeton VIP Founding Funds Allocation Fund

	Year Ended December 31,
Class 1	2009	2008	2007[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$5.61	$9.33	$10.00

Income from investment operations[b]:
Net investment income (loss)[c,d]	0.26	0.28	(0.19)
Net realized and unrealized gains (losses)	1.46	(3.64)	(0.48)

Total from investment operations	1.72	(3.36)	(0.67)

Less distributions from:
Net investment income	(0.18)	(0.19)	—
Net realized gains	—	(0.17)	—

Total distributions	(0.18)	(0.36)	—

Net asset value, end of year	$7.15	$5.61	$9.33

Total return[e]	30.47%	(35.75)%	(6.70)%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates[g]	0.12%	0.13%	0.41%
Expenses net of waiver and payments by affiliates[g]	0.10%	0.13%	0.41%
Net investment income (loss)[d]	4.16%	3.81%	(0.41)%

Supplemental data
Net assets, end of year (000’s)	$629	$339	$466
Portfolio turnover rate	4.23%	22.09%	0.04%

aFor the period July 2, 2007 (commencement of operations) to December 31, 2007.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.70% for the year ended December 31, 2009.

The accompanying notes are an integral part of these financial statements.

FFA-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

	Year Ended December 31,
Class 2	2009	2008	2007[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$5.61	$9.31	$10.00

Income from investment operations[b]:
Net investment income (loss)[c,d]	0.26	0.27	(0.03)
Net realized and unrealized gains (losses)	1.44	(3.63)	(0.66)

Total from investment operations	1.70	(3.36)	(0.69)

Less distributions from:
Net investment income	(0.17)	(0.17)	—
Net realized gains	—	(0.17)	—

Total distributions	(0.17)	(0.34)	—

Net asset value, end of year	$7.14	$5.61	$9.31

Total return[e]	30.25%	(35.87)%	(6.90)%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates[g]	0.37%	0.38%	0.66%
Expenses net of waiver and payments by affiliates[g]	0.35%	0.38%	0.66%
Net investment income (loss)[d]	3.91%	3.56%	(0.66)%

Supplemental data
Net assets, end of year (000’s)	$474,176	$338,320	$131,710
Portfolio turnover rate	4.23%	22.09%	0.04%

aFor the period July 2, 2007 (commencement of operations) to December 31, 2007.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.70% for the year ended December 31, 2009.

The accompanying notes are an integral part of these financial statements.

FFA-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$5.62	$8.65

Income from investment operations[b]:
Net investment income[c,d]	0.23	0.19
Net realized and unrealized gains (losses)	1.46	(2.87)

Total from investment operations	1.69	(2.68)

Less distributions from:
Net investment income	(0.17)	(0.18)
Net realized gains	—	(0.17)

Total distributions	(0.17)	(0.35)

Net asset value, end of year	$7.14	$5.62

Total return[e]	30.06%	(30.81)%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates[g]	0.47%	0.48%
Expenses net of waiver and payments by affiliates[g]	0.45%	0.48%
Net investment income[d]	3.81%	3.46%

Supplemental data
Net assets, end of year (000’s)	$1,424,479	$263,001
Portfolio turnover rate	4.23%	22.09%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.70% for the year ended December 31, 2009.

The accompanying notes are an integral part of these financial statements.

FFA-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Franklin Templeton VIP Founding Funds Allocation Fund	Shares	Value
Investments in Underlying Funds[a]
Domestic Equity 33.1%
Mutual Shares Securities Fund, Class 1	42,654,858	$629,159,153

Domestic Hybrid 33.3%
Franklin Income Securities Fund, Class 1	43,863,503	632,950,343

Foreign Equity 33.2%
Templeton Growth Securities Fund, Class 1	59,551,683	628,865,774

Total Investments in Underlying Funds (Cost $1,764,555,222) 99.6%		1,890,975,270
Other Assets, less Liabilities 0.4%		8,308,603

Net Assets 100.0%		$1,899,283,873

aSee Note 6 regarding investments in Underlying Funds.

The accompanying notes are an integral part of these financial statements.

FFA-10

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Franklin Templeton VIP Founding Funds Allocation Fund
Assets:
Investments in Underlying Funds (Note 6):
Cost	$1,764,555,222

Value	$1,890,975,270
Cash	4,708,673
Receivables:
Investment securities sold	124,391
Capital shares sold	4,724,635
Other assets	95

Total assets	1,900,533,064

Liabilities:
Payables:
Capital shares redeemed	98,785
Affiliates	1,069,069
Accrued expenses and other liabilities	81,337

Total liabilities	1,249,191

Net assets, at value	$1,899,283,873

Net assets consist of:
Paid-in capital	$1,849,799,974
Undistributed net investment income	391,645
Net unrealized appreciation (depreciation)	126,420,048
Accumulated net realized gain (loss)	(77,327,794)

Net assets, at value	$1,899,283,873

Class 1:
Net assets, at value	$629,091

Shares outstanding	87,927

Net asset value and maximum offering price per share	$7.15

Class 2:
Net assets, at value	$474,175,516

Shares outstanding	66,398,771

Net asset value and maximum offering price per share	$7.14

Class 4:
Net assets, at value	$1,424,479,266

Shares outstanding	199,410,932

Net asset value and maximum offering price per share	$7.14

The accompanying notes are an integral part of these financial statements.

FFA-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Franklin Templeton VIP Founding Funds Allocation Fund
Investment income:
Dividends from Underlying Funds (Note 6)	$46,295,493

Expenses:
Administrative fees (Note 3a)	1,082,643
Distribution fees: (Note 3b)
Class 2	1,003,881
Class 4	2,392,963
Unaffiliated transfer agent fees	1,690
Reports to shareholders	132,128
Professional fees	38,031
Trustees’ fees and expenses	5,377
Other	30,953

Total expenses	4,687,666
Expenses waived/paid by affiliates (Note 3d)	(160,269)

Net expenses	4,527,397

Net investment income	41,768,096

Realized and unrealized gains (losses):
Net realized gain (loss) from sale of investments in Underlying Funds	(33,084,814)
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	315,119,406

Net realized and unrealized gain (loss)	282,034,592

Net increase (decrease) in net assets resulting from operations	$323,802,688

The accompanying notes are an integral part of these financial statements.

FFA-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Templeton VIP Founding Funds Allocation Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$41,768,096	$13,322,810
Net realized gain (loss) from Underlying Funds	(33,084,814)	(25,937,367)
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	315,119,406	(187,235,978)

Net increase (decrease) in net assets resulting from operations	323,802,688	(199,850,535)

Distributions to shareholders from:
Net investment income:
Class 1	(15,661)	(10,512)
Class 2	(10,747,497)	(9,341,768)
Class 4	(30,912,074)	(6,456,197)
Net realized gains:
Class 1	—	(9,690)
Class 2	—	(9,265,863)
Class 4	—	(6,240,747)

Total distributions to shareholders	(41,675,232)	(31,324,777)

Capital share transactions: (Note 2)
Class 1	178,968	90,126
Class 2	33,157,540	361,467,772
Class 4	982,159,582	339,101,312

Total capital share transactions	1,015,496,090	700,659,210

Net increase (decrease) in net assets	1,297,623,546	469,483,898
Net assets:
Beginning of year	601,660,327	132,176,429

End of year	$1,899,283,873	$601,660,327

Undistributed net investment income included in net assets:
End of year	$391,645	$298,781

The accompanying notes are an integral part of these financial statements.

FFA-13

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Templeton VIP Founding Funds Allocation Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Net asset value per share is calculated as of the close of trading of the NYSE. Investments in the Underlying Funds are valued at their closing net asset value each trading day.

b. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for the two open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FFA-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	30,232	$193,836	13,307	$107,831
Shares issued in reinvestment of distributions	2,209	15,661	3,776	20,201
Shares redeemed	(4,934)	(30,529)	(6,663)	(37,906)

Net increase (decrease)	27,507	$178,968	10,420	$90,126

Class 2 Shares:
Shares sold	14,864,113	$87,081,355	47,997,548	$380,425,736
Shares issued in reinvestment of distributions	1,519,236	10,747,497	3,484,575	18,607,631
Shares redeemed	(10,330,403)	(64,671,312)	(5,276,048)	(37,565,595)

Net increase (decrease)	6,052,946	$33,157,540	46,206,075	$361,467,772

Class 4 Shares:
Shares sold	166,538,372	$1,052,248,327	62,420,570	$442,309,673
Shares issued on reinvestment of distributions	4,364,502	30,912,074	2,373,260	12,696,943
Shares redeemed	(18,323,686)	(101,000,819)	(17,962,086)	(115,905,304)

Net increase (decrease)	152,579,188	$982,159,582	46,831,744	$339,101,312

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of certain of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FFA-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of the Fund’s investment in the Underlying Funds.

b. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d. Waiver and Expense Reimbursements

FT Services has contractually agreed in advance to waive or limit its fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of fund administrative fees and other expenses, but excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.10% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2010.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the Fund had tax basis capital losses of $24,705 expiring in 2017.

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary Income	$41,675,232	$15,846,479
Long term capital gain	—	15,478,298

	$41,675,232	$31,324,777

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,841,858,312

Unrealized appreciation	$49,116,958
Unrealized depreciation	—

Net unrealized appreciation (depreciation)	$49,116,958

Distributable earnings – undistributed ordinary income	$391,645

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

FFA-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

5. INVESTMENT TRANSACTIONS

Purchases and sales of Underlying Funds (excluding short term securities) for the year ended December 31, 2009, aggregated $1,063,295,493 and $45,760,896, respectively.

6. INVESTMENTS IN UNDERLYING FUNDS

The Fund invests primarily in the Underlying Funds which are managed by affiliates of the Fund’s administrative manager, FT Services. The Fund does not invest in the Underlying Funds for the purpose of exercising management or control. At December 31, 2009, the Fund held the following positions which exceed 5% of the Underlying Funds’ shares outstanding:

Name of Issuer	% of Shares Held
Templeton Growth Securities Fund	23.95%
Mutual Shares Securities Fund	12.82%
Franklin Income Securities Fund	8.43%

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At December 31, 2009, all of the Fund’s investments in Underlying Funds carried at fair value were in Level 1 inputs. For detailed Underlying Fund categories, see the accompanying Statement of Investments.

FFA-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

9. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

FFA-18

Franklin Templeton Variable Insurance Products Trust

Franklin Templeton VIP Founding Funds Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton VIP Founding Funds Allocation Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in the Underlying Funds at December 31, 2009 by correspondence with the transfer agent of the Underlying Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

FFA-19

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Templeton VIP Founding Funds Allocation Fund

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates 26.27% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2009.

FFA-20

FRANKLIN U.S. GOVERNMENT FUND

This annual report for Franklin U.S. Government Fund covers the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+3.34%	+4.99%	+6.03%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Barclays Capital (BC) U.S. Government: Intermediate Index, the Lipper VIP General U.S. Government Funds Classification Average, and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: © 2009 Morningstar; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin U.S. Government Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FUS-1

Fund Goal and Main Investments: Franklin U.S. Government Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund outperformed the BC U.S. Government: Intermediate Index’s -0.32% return but underperformed the Lipper VIP General U.S. Government Funds Classification Average’s +5.99% return.1

Economic and Market Overview

The U.S. economy ended 2009 in much better shape than it began. Early in the period, the U.S. financial system was in crisis and consumer confidence fell to an all-time low. The financial system, however, avoided collapse, and financial markets stabilized in response to federal stimulus packages and the Federal Reserve Board’s (Fed’s) interventions.

Economic headwinds and benign inflation prompted policymakers to enact stimulus plans. During the period, the Fed kept the federal funds target rate in a range of 0% to 0.25%. The government implemented the American Recovery and Reinvestment Act, which included tax breaks, money for ailing state governments, aid to the poor and unemployed, and spending on infrastructure, renewable energy, health care and education. The Fed and U.S. Treasury Department also launched programs designed to shore up beleaguered banks’ capital, enable freer lending to businesses and consumers, help struggling home owners avoid foreclosure, and boost auto sales. Near period-end, the Fed assessed which of its support programs could be phased out.

In March, many investors reentered the stock market and started a rally that brought the major indexes off this cycle’s lows. Economic activity as measured by gross domestic product (GDP) turned from contraction to expansion. GDP registered annualized quarterly rates of -6.4%, -0.7%, 2.2% and an estimated 5.7% in 2009. These positive signs, however, were constrained by a rising unemployment rate, which stood

1. Sources: © 2009 Morningstar; Lipper, Inc. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: Interest rate movements and mortgage prepayment rates may impact the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund’s portfolio adjust to a rise in interest rates, the Fund’s share price may decline. U.S. government securities owned by the Fund, but not shares of the Fund, may be guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will fluctuate with market conditions. The Fund’s prospectus also includes a description of the main investment risks.

FUS-2

at 10.0% by period-end.2 Economic challenges remain, such as stalled consumer confidence and job prospects for the unemployed as stimulus measures begin to wind down, but several reports pointed to a resumption of growth.

Many commodity prices generally rose as economic conditions improved. Oil prices moved up from $45 per barrel at the beginning of the period to $79 at year-end, still well below 2008 highs. Inflation remained muted, and December 2009’s inflation rate was an annualized 2.7%.2 Core inflation, which excludes food and energy costs, rose at a 1.8% annualized rate, which was within the Fed’s informal target range of 1.5% to 2.0%.2 The core personal consumption expenditures price index reported a 12-month increase of 1.5%.3

The spread between two-year and 10-year Treasury yields increased to 271 basis points (100 basis points equal one percentage point) at the end of December from 149 basis points at the beginning of the reporting period. The two-year Treasury bill yield rose from 0.76% to 1.14% over the 12-month period, while the 10-year Treasury note yield rose from 2.25% to 3.85%.

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

Ginnie Mae (GNMA) mortgage-backed securities (MBS) remained relatively attractive in the recent environment as the GNMA current coupon yielded 4.51% at period-end, an income opportunity over both 5- and 10-year Treasuries, which yielded 2.69% and 3.85%.

Although agency MBS markets were supported by the Fed’s Agency Mortgage-Backed Securities Purchase Program during the period, the market started to focus on how the Fed’s purchase programs will end, which created less favorable technical conditions. The overall MBS market delivered strong performance since the announcement of the Fed’s MBS purchase program at the end of November 2008. Prepayment risk for higher coupon MBS remained restrained as declining

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Economic Analysis.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FUS-3

home price appreciation, loss of home equity and tighter underwriting standards lessened prepayment activity.

During the period, GNMA MBS outperformed comparable high credit-quality U.S. Treasuries, but lagged their conventional Fannie Mae (FNMA) and Freddie Mac (FHLMC) MBS counterparts. Within the sector, higher coupon GNMAs (6.0% and 6.5%) outperformed their lower coupon counterparts (4.5% and 5.0%).

Franklin U.S. Government Fund takes a consistent and disciplined approach and invests significantly in GNMA mortgage pass-throughs, which remain the only MBS backed by the full faith and credit of the U.S. government.4 The Fund took a collateral intensive research approach to uncover opportunities across the GNMA and agency MBS universe. We believe our experience and continual investment in new technologies can help us identify specified pools and individual securities that offer strong cash flow fundamentals and valuations. Over the period, GNMA I securities (comprising single-issuer pools) underperformed the GNMA II sector (comprising multiple-issuer pools). We decreased the Fund’s allocation to GNMA II securities, as we felt GNMA Is offered better value on a historical price spread basis. We decreased exposure to conventional mortgages, which delivered strong performance and became more fairly valued in our view. We increased the portfolio’s allocation to some lower and mid-coupon MBS (4.5% and 5.0%). At year-end, our heaviest allocation was in coupons in the 5.0% through 6.0% range.

Thank you for your participation in Franklin U.S. Government Fund. We look forward to serving your future investment needs.

4. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FUS-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin U.S. Government Fund – Class 1

FUS-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,021.90	$2.75
Hypothetical (5% return before expenses)	$1,000	$1,022.48	$2.75

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.54%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FUS-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin U.S. Government Fund

	Year Ended December 31,
Class 1	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.19	$12.89	$12.69	$12.75	$12.99

Income from investment operations[a]:
Net investment income[b]	0.51	0.58	0.61	0.59	0.54
Net realized and unrealized gains (losses)	(0.08)	0.39	0.22	(0.07)	(0.20)

Total from investment operations	0.43	0.97	0.83	0.52	0.34

Less distributions from net investment income	(0.54)	(0.67)	(0.63)	(0.58)	(0.58)

Net asset value, end of year	$13.08	$13.19	$12.89	$12.69	$12.75

Total return[c]	3.34%	7.91%	6.85%	4.31%	2.65%
Ratios to average net assets
Expenses	0.53%	0.53%[d]	0.53%[d]	0.54%[d]	0.52%[d]
Net investment income	3.91%	4.54%	4.83%	4.67%	4.18%

Supplemental data
Net assets, end of year (000’s)	$162,524	$173,018	$167,700	$187,867	$217,165
Portfolio turnover rate	27.51%	17.06%	27.50%	23.46%	21.46%
Portfolio turnover rate excluding mortgage dollar rolls[e]	27.51%	17.06%	27.50%	23.46%	15.62%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(d) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FUS-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin U.S. Government Fund

	Year Ended December 31,
Class 2	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.99	$12.71	$12.52	$12.59	$12.84

Income from investment operations[a]:
Net investment income[b]	0.47	0.54	0.57	0.55	0.50
Net realized and unrealized gains (losses)	(0.08)	0.38	0.22	(0.07)	(0.20)

Total from investment operations	0.39	0.92	0.79	0.48	0.30

Less distributions from net investment income	(0.51)	(0.64)	(0.60)	(0.55)	(0.55)

Net asset value, end of year	$12.87	$12.99	$12.71	$12.52	$12.59

Total return[c]	3.09%	7.59%	6.61%	4.02%	2.40%
Ratios to average net assets
Expenses	0.78%	0.78%[d]	0.78%[d]	0.79%[d]	0.77%[d]
Net investment income	3.66%	4.29%	4.58%	4.42%	3.93%

Supplemental data
Net assets, end of year (000’s)	$557,809	$450,603	$379,386	$374,323	$379,662
Portfolio turnover rate	27.51%	17.06%	27.50%	23.46%	21.46%
Portfolio turnover rate excluding mortgage dollar rolls[e]	27.51%	17.06%	27.50%	23.46%	15.62%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(d) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FUS-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin U.S. Government Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.15	$13.19

Income from investment operations[b]:
Net investment income[c]	0.47	0.45
Net realized and unrealized gains (losses)	(0.09)	0.18

Total from investment operations	0.38	0.63

Less distributions from net investment income	(0.50)	(0.67)

Net asset value, end of year	$13.03	$13.15

Total return[d]	2.98%	5.14%
Ratios to average net assets[e]
Expenses	0.88%	0.88%[f]
Net investment income	3.56%	4.19%

Supplemental data
Net assets, end of year (000’s)	$5	$5
Portfolio turnover rate	27.51%	17.06%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FUS-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Franklin U.S. Government Fund	Principal Amount	Value
Mortgage-Backed Securities 64.5%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%[b]
FHLMC, 3.295%, 6/01/22	$200,376	$203,814
FHLMC, 3.964%, 2/01/19	139,673	142,607

		346,421

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 5.2%
FHLMC Gold 30 Year, 5.00%, 9/01/33 - 6/01/37	12,099,902	12,442,616
FHLMC Gold 30 Year, 5.50%, 11/01/34	7,073,672	7,442,460
FHLMC Gold 30 Year, 5.50%, 7/01/33 - 1/01/35	3,148,549	3,313,027
FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35	7,737,707	8,272,963
FHLMC Gold 30 Year, 6.50%, 11/01/23 - 5/01/35	2,800,906	3,022,064
FHLMC Gold 30 Year, 7.00%, 4/01/24 - 10/01/32	1,055,687	1,171,514
FHLMC Gold 30 Year, 7.50%, 12/01/22 - 5/01/24	62,395	69,957
FHLMC Gold 30 Year, 8.00%, 7/01/21 - 5/01/22	43,831	50,055
FHLMC Gold 30 Year, 8.50%, 10/01/21 - 7/01/31	1,502,452	1,740,201
FHLMC PC 30 Year, 8.00%, 1/01/17 - 9/01/17	8,129	8,952
FHLMC PC 30 Year, 8.50%, 9/01/20	2,036	2,318

		37,536,127

[a]Federal National Mortgage Association (FNMA) Adjustable Rate 0.3%
FNMA, 2.989%, 9/01/18	389,359	397,956
FNMA, 3.038%, 1/01/18	1,158,805	1,178,894
FNMA, 3.084%, 2/01/19	155,549	157,795
FNMA, 4.78%, 7/01/19	128,735	130,340
FNMA, 6.265%, 3/01/20	113,385	114,643

		1,979,628

Federal National Mortgage Association (FNMA) Fixed Rate 9.7%
FNMA 15 Year, 5.50%, 6/01/16 - 11/01/17	1,140,833	1,214,709
FNMA 15 Year, 6.00%, 8/01/17 - 9/01/17	1,279,821	1,371,772
FNMA 30 Year, 5.00%, 3/01/34 - 7/01/35	7,172,694	7,380,451
FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	13,251,930	13,929,406
FNMA 30 Year, 6.00%, 3/01/36	9,294,952	9,874,434
FNMA 30 Year, 6.00%, 1/01/24 - 2/01/37	20,017,252	21,269,595
FNMA 30 Year, 6.50%, 1/01/24 - 9/01/36	8,180,020	8,796,906
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	126,049	141,946
FNMA 30 Year, 8.00%, 7/01/16 - 2/01/25	227,085	259,880
FNMA 30 Year, 8.50%, 10/01/19 - 8/01/21	3,879	4,345
FNMA 30 Year, 9.00%, 10/01/26	460,788	533,852
FNMA GL 30 Year, 8.00%, 8/01/19 - 6/01/20	62,815	69,032
FNMA PL 30 Year, 5.50%, 4/01/34	4,690,795	4,922,896

		69,769,224

Government National Mortgage Association (GNMA) Fixed Rate 49.3%
GNMA I SF 30 Year, 4.50%, 3/15/39	7,803,145	7,824,619
GNMA I SF 30 Year, 4.50%, 3/15/39	7,773,492	7,794,885
GNMA I SF 30 Year, 4.50%, 9/15/39	9,957,029	9,984,431
[c]GNMA I SF 30 Year, 4.50%, 1/01/39 - 11/15/39	28,403,509	28,470,837
GNMA I SF 30 Year, 5.00%, 8/15/39	12,235,007	12,596,249
[c]GNMA I SF 30 Year, 5.00%, 6/15/30 - 1/01/40	69,023,158	71,229,368
GNMA I SF 30 Year, 5.50%, 11/15/28 - 11/15/39	59,237,529	62,292,383
GNMA I SF 30 Year, 6.00%, 11/15/23 - 11/15/38	32,160,014	34,102,975
GNMA I SF 30 Year, 6.50%, 5/15/23 - 9/15/38	8,448,967	9,081,394
GNMA I SF 30 Year, 7.00%, 3/15/22 - 1/15/32	2,263,925	2,513,069

FUS-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA I SF 30 Year, 7.50%, 2/15/17 - 8/15/33	$2,108,670	$2,367,430
GNMA I SF 30 Year, 8.00%, 2/15/17 - 6/15/24	596,446	678,505
GNMA I SF 30 Year, 8.25%, 4/15/25	20,313	23,274
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	194,766	224,667
GNMA I SF 30 Year, 9.00%, 6/15/16 - 5/15/20	77,060	86,897
GNMA I SF 30 Year, 9.50%, 7/15/16 - 6/15/21	241,938	273,566
GNMA I SF 30 Year, 10.00%, 10/15/17 - 8/15/21	146,594	165,269
GNMA II SF 30 Year, 4.50%, 10/20/39 - 12/20/39	7,733,551	7,740,372
GNMA II SF 30 Year, 5.00%, 9/20/33	7,271,322	7,532,459
GNMA II SF 30 Year, 5.00%, 10/20/33 - 12/20/39	12,434,582	12,845,179
GNMA II SF 30 Year, 5.50%, 2/20/36	16,063,739	16,879,524
GNMA II SF 30 Year, 5.50%, 5/20/34 - 6/20/38	26,712,667	28,103,124
GNMA II SF 30 Year, 6.00%, 1/20/36	7,021,689	7,454,249
GNMA II SF 30 Year, 6.00%, 11/20/23 - 12/20/38	20,466,721	21,788,212
GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	2,311,984	2,499,505
GNMA II SF 30 Year, 7.00%, 5/20/32	37,489	41,426
GNMA II SF 30 Year, 7.50%, 5/20/17 - 5/20/33	444,909	497,680
GNMA II SF 30 Year, 8.00%, 7/20/16 - 8/20/26	41,918	46,992
GNMA II SF 30 Year, 9.50%, 4/20/25	3,200	3,687

		355,142,227

Total Mortgage-Backed Securities (Cost $450,438,949)		464,773,627

U.S. Government and Agency Securities 33.3%
FFCB, 4.45%, 8/27/10	15,000,000	15,379,965
FHLB, 2.75%, 6/18/10	6,000,000	6,069,690
3.625%, 5/29/13	4,500,000	4,722,646
4.875%, 5/14/10	10,000,000	10,171,790
5.125%, 8/14/13	11,000,000	12,118,865
5.375%, 8/19/11	12,000,000	12,814,512
FHLMC, 3.75%, 3/27/19	13,000,000	12,770,095
5.125%, 11/17/17	10,000,000	10,905,110
[d]FICO, 15, Strip, 3/07/16	15,000,000	11,720,340
16, Strip, 10/05/10	4,745,000	4,705,303
FNMA, 1.75%, 3/23/11	7,000,000	7,087,682
senior note, 5.375%, 6/12/17	26,000,000	28,872,402
HUD, 96-A, 7.63%, 8/01/14	2,010,000	2,016,848
7.66%, 8/01/15	2,120,000	2,126,892
SBA, [a]FRN, 2.85%, 6/25/19	411,595	416,230
[a]FRN, 3.125%, 3/25/18	623,108	629,826
PC, 1995-20L, 1, 6.45%, 12/01/15	528,704	572,182
PC, 1996-20L, 1, 6.70%, 12/01/16	570,859	622,698
PC, 1997-20G, 1, 6.85%, 7/01/17	676,935	721,862
PC, 1998-20I, 1, 6.00%, 9/01/18	1,910,715	2,050,225
TVA, 5.88%, 4/01/36	10,000,000	10,718,150
zero cpn. to 4/15/12, 8.25% thereafter, 4/15/42	6,000,000	5,874,426

FUS-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
U.S. Government and Agency Securities (continued)
U.S. Treasury Bond, 2.75%, 2/15/19	$20,500,000	$18,879,229
U.S. Treasury Note, 2.375%, 8/31/14	8,000,000	7,943,752
2.375%, 9/30/14	17,000,000	16,861,841
2.375%, 10/31/14	7,000,000	6,926,171
3.125%, 8/31/13	12,000,000	12,473,448
3.125%, 5/15/19	5,000,000	4,736,720
4.75%, 5/15/14	8,000,000	8,805,008

Total U.S. Government and Agency Securities (Cost $232,419,680)		239,713,908

Total Investments before Short Term Investments (Cost $682,858,629)		704,487,535

Short Term Investments (Cost $19,190,858) 2.7%
Repurchase Agreements 2.7%
[e]Joint Repurchase Agreement, 0.003%, 1/04/10 (Maturity Value $19,190,864)	19,190,858	19,190,858
Banc of America Securities LLC (Maturity Value $2,254,735)
BNP Paribas Securities Corp. (Maturity Value $4,509,278)
Credit Suisse Securities (USA) LLC (Maturity Value $3,757,955)
Deutsche Bank Securities Inc. (Maturity Value $1,153,179)
HSBC Securities (USA) Inc. (Maturity Value $3,757,955)
Morgan Stanley & Co. Inc. (Maturity Value $3,006,249)
UBS Securities LLC (Maturity Value $751,514)

Collateralized by U.S. Government Agency Securities, 0.50% - 7.625%, 3/30/10 - 2/09/28;
[d]U.S. Government Agency Discount Notes, 9/21/10; [d]U.S. Treasury Bills, 8/26/10 - 12/16/10;
and U.S. Treasury Notes, 0.875% - 4.25%, 5/31/11 - 11/15/14

Total Investments (Cost $702,049,487) 100.5%		723,678,393
Other Assets, less Liabilities (0.5)%		(3,340,400)

Net Assets 100.0%		$720,337,993

See Abbreviations on page FUS-21.

aThe coupon rate shown represents the rate at period end.

bRounds to less than 0.1% of net assets.

cSecurity purchased on a TBA basis. See Note 1(c).

dThe security is traded on a discount basis with no stated coupon rate.

eSee Note 1(b) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

FUS-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Franklin U.S. Government Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$682,858,629
Cost - Repurchase agreements	19,190,858

Total cost of investments	$702,049,487

Value - Unaffiliated issuers	$704,487,535
Value - Repurchase agreements	19,190,858

Total value of investments	723,678,393
Receivables:
Investment securities sold	11,022
Capital shares sold	666,003
Interest	3,914,200

Total assets	728,269,618

Liabilities:
Payables:
Investment securities purchased	7,006,951
Capital shares redeemed	229,033
Affiliates	530,615
Accrued expenses and other liabilities	165,026

Total liabilities	7,931,625

Net assets, at value	$720,337,993

Net assets consist of:
Paid-in capital	$687,901,192
Undistributed net investment income	25,992,959
Net unrealized appreciation (depreciation)	21,628,906
Accumulated net realized gain (loss)	(15,185,064)

Net assets, at value	$720,337,993

Class 1:
Net assets, at value	$162,524,125

Shares outstanding	12,424,587

Net asset value and maximum offering price per share	$13.08

Class 2:
Net assets, at value	$557,808,928

Shares outstanding	43,338,285

Net asset value and maximum offering price per share	$12.87

Class 4:
Net assets, at value	$4,940

Shares outstanding	379

Net asset value and maximum offering price per share	$13.03

The accompanying notes are an integral part of these financial statements.

FUS-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Franklin U.S. Government Fund
Investment income:
Interest	$30,006,854

Expenses:
Management fees (Note 3a)	3,290,354
Distribution fees: (Note 3c)
Class 2	1,267,831
Class 4	18
Unaffiliated transfer agent fees	1,073
Custodian fees (Note 4)	10,305
Reports to shareholders	199,571
Professional fees	40,310
Trustees’ fees and expenses	4,617
Other	33,413

Total expenses	4,847,492

Net investment income	25,159,362

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	1,136,390
Net change in unrealized appreciation (depreciation) on investments	(5,729,636)

Net realized and unrealized gain (loss)	(4,593,246)

Net increase (decrease) in net assets resulting from operations	$20,566,116

The accompanying notes are an integral part of these financial statements.

FUS-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin U.S. Government Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$25,159,362	$24,862,789
Net realized gain (loss) from investments	1,136,390	(160,442)
Net change in unrealized appreciation (depreciation) on investments	(5,729,636)	18,507,270

Net increase (decrease) in net assets resulting from operations	20,566,116	43,209,617

Distributions to shareholders from net investment income:
Class 1	(6,764,185)	(8,197,357)
Class 2	(18,929,900)	(19,267,295)
Class 4	(189)	(253)

Total distributions to shareholders	(25,694,274)	(27,464,905)

Capital share transactions: (Note 2)
Class 1	(9,317,944)	1,035,597
Class 2	111,158,235	59,754,476
Class 4	—	5,000

Total capital share transactions	101,840,291	60,795,073

Net increase (decrease) in net assets	96,712,133	76,539,785
Net assets:
Beginning of year	623,625,860	547,086,075

End of year	$720,337,993	$623,625,860

Undistributed net investment income included in net assets:
End of year	$25,992,959	$25,082,928

The accompanying notes are an integral part of these financial statements.

FUS-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin U.S. Government Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2009, 66.38% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Government securities, mortgage backed securities, asset-backed securities, collateralized debt obligations and other debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2009. The joint repurchase agreement is valued at cost which approximates market value.

c. Securities Purchased on a TBA Basis

The Fund may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

FUS-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

e. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FUS-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	763,621	$10,042,333	1,508,316	$19,454,640
Shares issued in reinvestment of distributions	531,776	6,764,185	670,267	8,197,357
Shares redeemed	(1,989,207)	(26,124,462)	(2,067,820)	(26,616,400)

Net increase (decrease)	(693,810)	$(9,317,944)	110,763	$1,035,597

Class 2 Shares:
Shares sold	18,952,917	$245,236,722	13,882,490	$175,369,056
Shares issued in reinvestment of distributions	1,510,766	18,929,900	1,597,620	19,267,295
Shares redeemed	(11,812,087)	(153,008,387)	(10,646,552)	(134,881,875)

Net increase (decrease)	8,651,596	$111,158,235	4,833,558	$59,754,476

Class 4 Shares:
Shares sold	—	$—	379	$5,000

[a]	For the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

FUS-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2011	$ 4,558,723
2012	3,331,578
2013	2,102,640
2014	1,618,397
2015	2,329,071
2016	841,479
2017	401,851

$15,183,739

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from ordinary income:	$25,694,274	$27,464,905

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$702,846,109

Unrealized appreciation	$24,434,013
Unrealized depreciation	(3,601,729)

Net unrealized appreciation (depreciation)	$20,832,284

Distributable earnings – undistributed ordinary income	$26,788,252

FUS-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

5. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, mortgage dollar rolls, paydown losses and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $292,113,452 and $178,283,302, respectively.

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At December 31, 2009, all of the Fund’s investments in securities carried at fair value were in Level 2 inputs. For detailed industry descriptions, see the accompanying Statement of Investments.

FUS-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

9. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FICO - Financing Corp.

FRN - Floating Rate Note

GL - Government Loan

HUD - Housing and Urban Development

PC - Participation Certificate

PL - Project Loan

SBA - Small Business Administration

SF - Single Family

TVA - Tennessee Valley Authority

FUS-21

Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin U.S. Government Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

FUS-22

FRANKLIN ZERO COUPON FUND 2010

This annual report for Franklin Zero Coupon Fund 2010 covers the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+0.44%	+4.11%	+7.17%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Merrill Lynch (ML) 2-Year Zero Coupon Bond Index, the Lipper VIP General Bond Funds Classification Average and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: © 2009 Morningstar; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Zero Coupon Fund 2010 – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FZ10-1

Fund Goal and Main Investments: Franklin Zero Coupon Fund 2010 seeks as high an investment return as is consistent with capital preservation. The Fund normally invests at least 80% of its net assets in zero coupon debt securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the ML 2-Year Zero Coupon Bond Index, which had a +1.06% total return for the same period.1 The Fund underperformed its peers in the Lipper VIP General Bond Funds Classification Average, which had a +20.03% total return.2

Economic and Market Overview

The U.S. economy ended 2009 in much better shape than it began. Early in the period, the U.S. financial system was in crisis and consumer confidence fell to an all-time low. The financial system, however, avoided collapse, and financial markets stabilized in response to federal stimulus packages and the Federal Reserve Board’s (Fed’s) interventions.

Economic headwinds and benign inflation prompted policymakers to enact stimulus plans. During the period, the Fed kept the federal funds target rate in a range of 0% to 0.25%. The government implemented the American Recovery and Reinvestment Act, which included tax breaks, money for ailing state governments, aid to the poor and unemployed, and spending on infrastructure, renewable energy, health care and education. The Fed and U.S. Treasury Department also launched programs designed to shore up beleaguered banks’ capital, enable freer lending to businesses and consumers, help struggling home owners avoid foreclosure, and boost auto sales. Near period-end, the Fed assessed which of its support programs could be phased out.

In March, many investors reentered the stock market and started a rally that brought the major indexes off this cycle’s lows. Economic activity as measured by gross domestic product (GDP) turned from contraction to expansion. GDP registered annualized quarterly rates of -6.4%, -0.7%, 2.2% and an estimated 5.7% in 2009. These positive signs, however, were constrained by a rising unemployment rate, which stood at 10.0% by period-end.3 Economic challenges remain, such as stalled

1. Source: © 2009 Morningstar.

2. Source: Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: Changes in interest rates affect the prices of the Fund’s debt securities. If interest rates rise, the value of the Fund’s debt securities will fall and so will the Fund’s share price. Because zero coupon securities do not pay interest, their market value can fall more dramatically when interest rates rise than interest-paying securities of similar maturities. The Fund’s prospectus also includes a description of the main investment risks.

FZ10-2

consumer confidence and job prospects for the unemployed as stimulus measures begin to wind down, but several reports pointed to a resumption of growth.

Many commodity prices generally rose as economic conditions improved. Oil prices moved up from $45 per barrel at the beginning of the period to $79 at year-end, still well below 2008 highs. Inflation remained muted, and December 2009’s inflation rate was an annualized 2.7%.3 Core inflation, which excludes food and energy costs, rose at a 1.8% annualized rate, which was within the Fed’s informal target range of 1.5% to 2.0%.3 The core personal consumption expenditures price index reported a 12-month increase of 1.5%.4

The spread between two-year and 10-year Treasury yields increased to 271 basis points (100 basis points equal one percentage point) at the end of December from 149 basis points at the beginning of the reporting period. The two-year Treasury bill yield rose from 0.76% to 1.14% over the 12-month period, while the 10-year Treasury note yield rose from 2.25% to 3.85%.

Investment Strategy

In selecting investments for the Fund, we seek to keep the Fund’s average duration to within 12 months of its maturity Target Date. Duration is a measure of the length of an investment, taking into account the timing and amount of any interest payments and the principal repayment. Duration is also a measure of a bond’s price sensitivity to interest rates. We analyze securities using both proprietary and nonproprietary research seeking to identify attractive investment opportunities.

Manager’s Discussion

During the review period, the Fund was predominantly invested in zero coupon and stripped securities issued by government-related entities and other high-quality issuers that underperformed the robust returns of lower quality sectors such as corporate high yield bonds. As the Fund approached its target date, we invested in securities with fairly short maturities that resulted in lower, but relatively stable, returns.

We remained committed to our investment process as we sought high-quality investments with what we believed were attractive valuations. Consistent with our investment strategy, we also continued to emphasize zero coupon and stripped securities with maturities near the Fund’s target date.

4. Source: Bureau of Economic Analysis.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FZ10-3

Thank you for your participation in Franklin Zero Coupon Fund 2010. We look forward to serving your future investment needs.

Franklin Zero Coupon Fund 2010 will mature on December 17, 2010 (Target Date).

On the Target Date, the Fund will be converted into cash. At least 30 days prior to the Target Date, contract owners will be notified and given an opportunity to select another investment option. If the contract owner does not complete an instruction form directing what should be done with the cash proceeds, the proceeds will be automatically invested in a money market fund available under the contract and the contract owners will be notified of such event.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FZ10-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Zero Coupon Fund 2010 – Class 1

FZ10-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,006.90	$3.34
Hypothetical (5% return before expenses)	$1,000	$1,021.88	$3.36

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.66%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FZ10-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Zero Coupon Fund – 2010

	Year Ended December 31,
Class 1	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.68	$16.30	$15.80	$16.02	$16.49

Income from investment operations[a]:
Net investment income[b]	0.75	0.78	0.78	0.77	0.80
Net realized and unrealized gains (losses)	(0.68)	0.39	0.52	(0.36)	(0.54)

Total from investment operations	0.07	1.17	1.30	0.41	0.26

Less distributions from:
Net investment income	(0.75)	(0.79)	(0.80)	(0.63)	(0.72)
Net realized gains	—	—	—	—	(0.01)

Total distributions	(0.75)	(0.79)	(0.80)	(0.63)	(0.73)

Net asset value, end of year	$16.00	$16.68	$16.30	$15.80	$16.02

Total return[c]	0.44%	7.50%	8.62%	2.71%	1.54%
Ratios to average net assets
Expenses	0.66%	0.68%	0.66% [d]	0.67% [d]	0.69%
Net investment income	4.59%	4.74%	4.94%	4.89%	4.93%

Supplemental data
Net assets, end of year (000’s)	$100,374	$122,058	$95,583	$93,184	$101,555
Portfolio turnover rate	1.55%	10.39%	4.49%	2.00%	—%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FZ10-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Zero Coupon Fund – 2010

	Year Ended December 31,
Class 2	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.61	$16.22	$15.72	$15.96	$16.43

Income from investment operations[a]:
Net investment income[b]	0.70	0.74	0.73	0.73	0.76
Net realized and unrealized gains (losses)	(0.68)	0.39	0.53	(0.37)	(0.54)

Total from investment operations	0.02	1.13	1.26	0.36	0.22

Less distributions from:
Net investment income	(0.70)	(0.74)	(0.76)	(0.60)	(0.68)
Net realized gains	—	—	—	—	(0.01)

Total distributions	(0.70)	(0.74)	(0.76)	(0.60)	(0.69)

Net asset value, end of year	$15.93	$16.61	$16.22	$15.72	$15.96

Total return[c]	0.15%	7.23%	8.41%	2.39%	1.32%
Ratios to average net assets
Expenses	0.91%	0.93%	0.91% [d]	0.92% [d]	0.94%
Net investment income	4.34%	4.49%	4.69%	4.64%	4.68%

Supplemental data
Net assets, end of year (000’s)	$12,789	$17,392	$17,424	$25,982	$24,040
Portfolio turnover rate	1.55%	10.39%	4.49%	2.00%	—%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FZ10-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Franklin Zero Coupon Fund – 2010	Principal Amount	Value
U.S. Government and Agency Securities 98.4%
FHLMC, Strip,
7/15/10	$11,150,000	$11,102,423
1/15/11	10,629,000	10,500,464
FICO, Strip,
19, 6/06/10	9,800,000	9,765,132
A, 8/08/10	7,000,000	6,957,363
FNMA, Strip,
8/01/10	8,250,000	8,187,614
8/12/10	1,230,000	1,223,402
International Bank for Reconstruction & Development (Supranationala),
2, zero cpn., 2/15/11	500,000	493,910
zero cpn., 2/15/11	1,392,000	1,375,045
zero cpn., 2/15/12	2,800,000	2,704,209
zero cpn., 2/15/13	3,287,000	3,060,299
zero cpn., 8/15/13	4,100,000	3,738,302
Resolution Funding, Strip, 10/15/10	10,000,000	9,942,640
TVA, Strip, 1/01/10	412,000	412,000
4/15/10	12,000,000	11,976,096
10/15/10	1,320,000	1,309,237
1/15/11	10,669,000	10,533,930
10/15/11	7,295,000	7,109,218
U.S. Treasury, Strip,
2/15/11	10,000,000	9,924,660
2/15/11	1,000,000	992,483

Total U.S. Government and Agency Securities (Cost $106,333,707)		111,308,427

Short Term Investments (Cost $2,146,114) 1.9%
Repurchase Agreements 1.9%
[b]Joint Repurchase Agreement, 0.003%, 1/04/10 (Maturity Value $2,146,115)	2,146,114	2,146,114

Banc of America Securities LLC (Maturity Value $252,147)

BNP Paribas Securities Corp. (Maturity Value $504,273)

Credit Suisse Securities (USA) LLC (Maturity Value $420,252)

Deutsche Bank Securities Inc. (Maturity Value $128,960)

HSBC Securities (USA) Inc. (Maturity Value $420,252)

Morgan Stanley & Co. Inc. (Maturity Value $336,189)

UBS Securities LLC (Maturity Value $84,042)

Collateralized by U.S. Government Agency Securities, 0.50% - 7.625%,
3/30/10 - 2/09/28; [c]U.S. Government Agency Discount Notes, 9/21/10;
[c]U.S. Treasury Bills, 8/26/10 - 12/16/10; and U.S. Treasury Notes,
0.875% - 4.25%, 5/31/11 - 11/15/14

Total Investments (Cost $108,479,821) 100.3%		113,454,541
Other Assets, less Liabilities (0.3)%		(291,434)

Net Assets 100.0%		$113,163,107

See Abbreviations on page FZ10-17.

aA supranational organization is an entity formed by two or more central governments through international treaties.

bSee Note 1(b) regarding joint repurchase agreement.

cThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FZ10-9

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Franklin Zero Coupon Fund – 2010
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$106,333,707
Cost - Repurchase agreements	2,146,114

Total cost of investments	$108,479,821

Value - Unaffiliated issuers	$111,308,427
Value - Repurchase agreements	2,146,114

Total value of investments	113,454,541
Receivables from capital shares sold	2,169

Total assets	113,456,710

Liabilities:
Payables:
Capital shares redeemed	152,029
Affiliates	64,720
Reports to shareholders	47,736
Professional fees	24,631
Accrued expenses and other liabilities	4,487

Total liabilities	293,603

Net assets, at value	$113,163,107

Net assets consist of:
Paid-in capital	$102,187,205
Undistributed net investment income	5,908,914
Net unrealized appreciation (depreciation)	4,974,720
Accumulated net realized gain (loss)	92,268

Net assets, at value	$113,163,107

Class 1:
Net assets, at value	$100,373,681

Shares outstanding	6,274,185

Net asset value and maximum offering price per share	$16.00

Class 2:
Net assets, at value	$12,789,426

Shares outstanding	802,698

Net asset value and maximum offering price per share	$15.93

The accompanying notes are an integral part of these financial statements.

FZ10-10

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Franklin Zero Coupon Fund – 2010
Investment income:
Interest	$6,804,167

Expenses:
Management fees (Note 3a)	772,727
Distribution fees - Class 2 (Note 3c)	37,991
Unaffiliated transfer agent fees	709
Custodian fees (Note 4)	2,036
Reports to shareholders	39,077
Professional fees	28,357
Trustees’ fees and expenses	972
Other	12,069

Total expenses	893,938

Net investment income	5,910,229

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	622,436
Net change in unrealized appreciation (depreciation) on investments	(6,043,006)

Net realized and unrealized gain (loss)	(5,420,570)

Net increase (decrease) in net assets resulting from operations	$489,659

The accompanying notes are an integral part of these financial statements.

FZ10-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Zero Coupon Fund – 2010
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$5,910,229	$5,854,864
Net realized gain (loss) from investments	622,436	86,934
Net change in unrealized appreciation (depreciation) on investments	(6,043,006)	2,912,702

Net increase (decrease) in net assets resulting from operations	489,659	8,854,500

Distributions to shareholders from:
Net investment income:
Class 1	(5,207,491)	(4,956,480)
Class 2	(646,473)	(757,070)

Total distributions to shareholders	(5,853,964)	(5,713,550)

Capital share transactions: (Note 2)
Class 1	(16,956,073)	23,777,343
Class 2	(3,966,639)	(475,241)

Total capital share transactions	(20,922,712)	23,302,102

Net increase (decrease) in net assets	(26,287,017)	26,443,052
Net assets:
Beginning of year	139,450,124	113,007,072

End of year	$113,163,107	$139,450,124

Undistributed net investment income included in net assets:
End of year	$5,908,914	$5,854,954

The accompanying notes are an integral part of these financial statements.

FZ10-12

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Zero Coupon Fund – 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Zero Coupon Fund – 2010 (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2009, 88.57% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege. The Fund matures on December 17, 2010.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2009. The joint repurchase agreement is valued at cost which approximates market value.

c. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

FZ10-13

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Zero Coupon Fund – 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,819,951	$29,826,153	3,323,480	$54,740,507
Shares issued in reinvestment of distributions	328,756	5,207,491	315,699	4,956,480
Shares redeemed	(3,190,283)	(51,989,717)	(2,186,691)	(35,919,644)

Net increase (decrease)	(1,041,576)	$(16,956,073)	1,452,488	$23,777,343

Class 2 Shares:
Shares sold	81,740	$1,332,078	352,198	$5,796,144
Shares issued in reinvestment of distributions	40,916	646,473	48,375	757,070
Shares redeemed	(366,853)	(5,945,190)	(427,878)	(7,028,455)

Net increase (decrease)	(244,197)	$(3,966,639)	(27,305)	$(475,241)

FZ10-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Zero Coupon Fund – 2010

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. During the year ended December 31, 2009, the Fund utilized $464,487 of capital loss carryforwards.

FZ10-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Zero Coupon Fund – 2010

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008

Distributions paid from ordinary income	$5,853,964	$5,713,550

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$108,538,490

Unrealized appreciation	$4,938,072
Unrealized depreciation	(22,021)

Net unrealized appreciation (depreciation)	$4,916,051

Undistributed ordinary income	$5,908,090
Undistributed long term capital gains	151,762

Distributable earnings	$6,059,852

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond discounts and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $1,964,000 and $26,714,100, respectively.

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

FZ10-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Zero Coupon Fund – 2010

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At December 31, 2009, all of the Fund’s investments in securities carried at fair value were in Level 2 inputs. For detailed industry descriptions, see the accompanying Statement of Investments.

9. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

FHLMC - Federal Home Loan Mortgage Corp.

FICO - Financing Corp.

FNMA - Federal National Mortgage Association

TVA - Tennessee Valley Authority

FZ10-17

Franklin Templeton Variable Insurance Products Trust

Franklin Zero Coupon Fund – 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Zero Coupon Fund 2010 (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

As described in Note 1, the Fund matures on December 17, 2010.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

FZ10-18

MUTUAL GLOBAL DISCOVERY SECURITIES FUND

(MUTUAL DISCOVERY SECURITIES FUND BEFORE MAY 1, 2009)

This annual report for Mutual Global Discovery Securities Fund covers the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+23.63%	+7.36%	+8.22%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Mutual Global Discovery Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

MGD-1

Fund Goal and Main Investments: Mutual Global Discovery Securities Fund seeks capital appreciation. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks, the Fund underperformed the MSCI World Index, which had a +30.79% total return, and the S&P 500, which had a +26.46% total return for the same period.1 The Fund’s goal and main investment strategy have not changed; however, we changed the Fund’s name to better reflect its strategy of seeking opportunities around the world.

Economic and Market Overview

Equity markets entered 2009 largely pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. As government monetary and fiscal intervention began to gain traction toward the end of the first quarter, equities bottomed and largely reversed their decline, economic growth stabilized and rebounded, and confidence was rekindled as investors began to believe the global financial system was finally on the mend. Global equities rallied 73% from their March lows, led by the riskier, lower quality stocks that had been most vulnerable to a systemic meltdown or funding collapse.2 Emerging market economies fueled the recovery as governments aggressively incentivized lending and consumption, resulting in a dramatic statistical recovery that laid the groundwork for the developing world’s best annual equity rally on record. Growing demand from emerging markets supported commodity prices, which also posted record gains during the year. For most of the year, the fading U.S. dollar also helped underpin the rally in hard assets, while continued euro and yen strength created headwinds for regional recoveries.

Nonetheless, developed economies technically recovered by year-end, with Germany and France leading the eurozone out of a recession and both Japan and the U.S. exiting their longest recessions since World

1. Source: © 2009 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. As measured by the MSCI All Country World Index. Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Smaller and midsize company securities involve special risks, such as relatively small revenues, limited product lines and small market share. The Fund’s prospectus also includes a description of the main investment risks.

MGD-2

War II. Credit spreads narrowed as access to capital expanded and the private sector significantly reduced debt, though largely by transferring their liabilities to the public balance sheet. The growing indebtedness of sovereign governments exposed structural weaknesses in places like Dubai, Greece and Ireland, temporarily roiling markets toward the end of the year. Policymakers remained firmly committed to stimulus throughout the period, indicating that deflation worries persisted despite signs of economic stabilization. The U.S. Federal Reserve Board announced its intention to keep the benchmark lending rate “exceptionally low” for an extended period; the new Japanese administration trumpeted its fight against deflation; and even China restated its commitment to “moderately loose” policy. Still, policymakers began discussing exit strategies by period-end as interest rates remained at record lows and economic indicators rebounded.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the

MGD-3

target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

During 2009, the Fund’s top performers included Seadrill, a Norwegian deepwater contract driller; The Link Real Estate Investment Trust (REIT), a Hong Kong-based property manager with a portfolio of about 180 mostly retail properties; and Schindler Holding, a Swiss elevator and escalator manufacturer.

Seadrill, one the world’s largest offshore drilling companies, owns a fleet of nine ultra-deepwater assets, with three additional units scheduled for 2011 delivery. The company benefited from increased demand for rigs capable of drilling in deep water basins including the Santos Basin near Brazil (Tupi oil field), U.S. Gulf of Mexico, and offshore West Africa. Seadrill has entered into long-term contracts for much of its deepwater fleet, with three contracts that extend beyond 2014. This long order book gives the company and investors a higher degree of visibility in forecasting future results. Seadrill’s stock price gained strength as the company restructured its balance sheet and as oil prices more than doubled from first quarter lows.

The Link REIT is a portfolio of retail properties that were once owned and managed by Hong Kong’s government. According to our analysis, privatization facilitated better management of the properties, helping Link REIT’s investment value rally during 2009 as management executed its strategy of upgrading its portfolio of properties while delivering vastly improved yields. The company is currently making improvements to a portion of its portfolio, and as this floor space comes back into service, we believe it could garner significantly higher yields than before, adding further impetus to the company’s valuation. Additionally, we found the dividend paid by Link REIT quite attractive.

Top 10 Sectors/Industries

Mutual Global Discovery Securities Fund

Based on Equity Securities

12/31/09

% of Total Net Assets
Tobacco	14.1%
Food Products	11.1%
Commercial Banks	4.8%
Beverages	4.7%
Energy Equipment & Services	4.5%
Industrial Conglomerates	3.8%
Diversified Financial Services	3.3%
Food & Staples Retailing	3.1%
Insurance	2.7%
Software	2.7%

MGD-4

Schindler shares performed well largely due to the company’s resilient earnings coming from its long-term equipment maintenance contracts. A big drop in new orders throughout 2009 came as no surprise to us, given historically weak global construction markets. However, Schindler’s extensive order book enabled the company to adjust its cost base in a timely fashion and allowed it to protect its group margins. We found that the substantial prepayments stemming from the company’s maintenance contracts, in combination with low capital expenditure needs, have thus far enabled Schindler to generate sizable free cash flows in a variety of economic scenarios.

Despite the Fund’s 2009 gain, several holdings detracted from performance. These included South Korean tobacco and ginseng product manufacturer KT&G; Japanese video game and handheld device maker Nintendo; and Germany-based Siemens (sold by period-end), one of the world’s largest electronics and industrial engineering firms.

For the most part, KT&G shares performed weakly in 2009 as the company lost market share to other competitors within its domestic tobacco market.

Nintendo is one of the world’s largest producers of entertainment hardware and software. During 2009, its share price was negatively impacted by lower-than-expected sales of Wii gaming consoles. In addition to lower Wii sales, stronger-than-expected currency appreciation of the Japanese yen versus the U.S. dollar during Nintendo’s fiscal first half (ended September 30, 2009) caused the company to lower its sales and profit estimates. We began purchasing Nintendo shares in fourth quarter 2009 as we believed the company was trading at a significant discount to its intrinsic value at that time. Nintendo retains the leading market share in console-based and portable gaming devices, and its software business has produced many of the top selling games of all time. The company’s balance sheet is strong, with net cash and equivalents making up about 30% of its market capitalization. At period-end, we believed the stock stood to further benefit from the already large, installed base of Nintendo-branded devices.

Siemens’ stock price declined from the beginning of the year through March 2009 as concerns over economic growth roiled markets worldwide. Although the stock recovered some of its losses before it was sold toward the end of June, its overall impact on the Fund’s performance was negative, as investors remained concerned at the capital spending outlook for Siemens customers in the industrial, energy and health care markets.

Top 10 Holdings

Mutual Global Discovery

Securities Fund

12/31/09

Company Sector/Industry, Country	% of Total Net Assets
British American Tobacco PLC	3.7%
Tobacco, U.K.
Imperial Tobacco Group PLC	3.2%
Tobacco, U.K.
Danone	3.0%
Food Products, France
Cadbury PLC	3.0%
Food Products, U.K.
Nestle SA	2.7%
Food Products, Switzerland
Carlsberg AS, A&B	2.3%
Beverages, Denmark
Vodafone Group PLC	2.0%
Wireless Telecommunication Services, U.K.
Pernod Ricard SA	1.9%
Beverages, France
Eutelsat Communications	1.9%
Media, France
The Link REIT	1.8%
Real Estate Investment Trusts, Hong Kong

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

MGD-5

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during the first half of 2009, our hedging strategy negatively impacted performance.

Thank you for your participation in Mutual Global Discovery Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

MGD-6

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Global Discovery Securities Fund – Class 1

MGD-7

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,138.20	$5.66
Hypothetical (5% return before expenses)	$1,000	$1,019.91	$5.35

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (1.05%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

MGD-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Global Discovery Securities Fund

	Year Ended December 31,
Class 1	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.12	$24.08	$22.05	$18.85	$16.44

Income from investment operations[a]:
Net investment income[b]	0.19 [c]	0.37	0.47	0.52	0.25
Net realized and unrealized gains (losses)	3.57	(6.95)	2.22	3.69	2.40

Total from investment operations	3.76	(6.58)	2.69	4.21	2.65

Less distributions from:
Net investment income	(0.26)	(0.52)	(0.38)	(0.25)	(0.24)
Net realized gains	(0.48)	(0.86)	(0.28)	(0.76)	—

Total distributions	(0.74)	(1.38)	(0.66)	(1.01)	(0.24)

Net asset value, end of year	$19.14	$16.12	$24.08	$22.05	$18.85

Total return[d]	23.63%	(28.29)%	12.17%	23.32%	16.28%
Ratios to average net assets
Expenses[e,f]	1.06%	0.98%	0.97%	1.03%	1.02%
Expenses - excluding dividend expense on securities sold short[f]	0.97%	0.97%	0.97%	1.00%	1.00%
Net investment income	1.07% [c]	1.82%	1.96%	2.44%	1.37%

Supplemental data
Net assets, end of year (000’s)	$86,755	$81,320	$142,751	$146,229	$136,508
Portfolio turnover rate	43.35%	22.76%	28.20%	19.83%	22.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.26%. See Note 7.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

MGD-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Global Discovery Securities Fund

	Year Ended December 31,
Class 2	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.85	$23.69	$21.73	$18.60	$16.25

Income from investment operations[a]:
Net investment income[b]	0.14 [c]	0.32	0.40	0.43	0.19
Net realized and unrealized gains (losses)	3.50	(6.84)	2.18	3.68	2.38

Total from investment operations	3.64	(6.52)	2.58	4.11	2.57

Less distributions from:
Net investment income	(0.20)	(0.46)	(0.34)	(0.22)	(0.22)
Net realized gains	(0.48)	(0.86)	(0.28)	(0.76)	—

Total distributions	(0.68)	(1.32)	(0.62)	(0.98)	(0.22)

Net asset value, end of year	$18.81	$15.85	$23.69	$21.73	$18.60

Total return[d]	23.31%	(28.45)%	11.85%	23.06%	15.97%
Ratios to average net assets
Expenses[e,f]	1.31%	1.23%	1.22%	1.28%	1.28%
Expenses - excluding dividend expense on securities sold short[f]	1.22%	1.22%	1.22%	1.25%	1.25%
Net investment income	0.82% [c]	1.57%	1.71%	2.19%	1.12%

Supplemental data
Net assets, end of year (000’s)	$1,309,852	$1,113,720	$1,867,484	$1,365,575	$811,975
Portfolio turnover rate	43.35%	22.76%	28.20%	19.83%	22.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.01%. See Note 7.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

MGD-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Global Discovery Securities Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.07	$22.50

Income from investment operations[b]:
Net investment income[c]	0.11 [d]	0.09
Net realized and unrealized gains (losses)	3.56	(5.14)

Total from investment operations	3.67	(5.05)

Less distributions from:
Net investment income	(0.24)	(0.52)
Net realized gains	(0.48)	(0.86)

Total distributions	(0.72)	(1.38)

Net asset value, end of year	$19.02	$16.07

Total return[e]	23.19%	(23.48)%
Ratios to average net assets[f]
Expenses[g,h]	1.41%	1.33%
Expenses - excluding dividend expense on securities sold short[h]	1.32%	1.32%
Net investment income	0.72% [d]	1.47%

Supplemental data
Net assets, end of year (000’s)	$59,178	$23,981
Portfolio turnover rate	43.35%	22.76%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.91%. See Note 7.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

hBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

MGD-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Mutual Global Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests 78.5%
Airlines 0.0%[a]
[b,c]Northwest Airlines Corp., Contingent Distribution	United States	8,167,000	$5,145

Auto Components 0.2%
[b,c,d]Collins & Aikman Products Co., Contingent Distribution	United States	218,708	2,187
[b,c,d]Dana Holding Corp., Contingent Distribution	United States	2,673,000	—
[b,e]IACNA Investor LLC	United States	47,271	473
[b,e,f]International Automotive Components Group Brazil LLC	Brazil	424,073	475,564
[b,e,f]International Automotive Components Group Japan LLC	Japan	74,174	284,084
[b,e,f]International Automotive Components Group LLC	Luxembourg	1,512,200	1,030,957
[b,e,f]International Automotive Components Group NA LLC, A	United States	1,353,608	411,970

			2,205,235

Beverages 4.7%
Carlsberg AS, A	Denmark	7,100	534,718
Carlsberg AS, B	Denmark	442,162	32,662,327
Dr. Pepper Snapple Group Inc.	United States	255,214	7,222,556
Pernod Ricard SA	France	327,808	28,112,215

			68,531,816

Capital Markets 2.3%
Deutsche Bank AG (EUR Traded)	Germany	131,611	9,340,603
Deutsche Bank AG (USD Traded)	Germany	5,900	418,369
Man Group PLC	United Kingdom	904,960	4,499,225
Morgan Stanley	United States	291,530	8,629,288
[b]UBS AG	Switzerland	722,056	11,195,478

			34,082,963

Chemicals 1.2%
[b,c,d]Dow Corning Corp., Contingent Distribution	United States	300,000	—
Sika AG	Switzerland	11,082	17,289,697

			17,289,697

Commercial Banks 4.8%
[b,e,g]The Bankshares Inc.	United States	800,000	2,862,639
Barclays PLC	United Kingdom	3,661,201	16,307,180
BNP Paribas	France	241,436	19,319,240
[b,e]Elephant Capital Holdings Ltd.	Japan	1,903	—
[b]Intesa Sanpaolo SpA	Italy	3,120,854	14,072,142
[b,e]NCB Warrant Holdings Ltd., A	Japan	9,306	—
Societe Generale, A	France	151,899	10,643,484
Wells Fargo & Co.	United States	235,700	6,361,543

			69,566,228

Commercial Services & Supplies 0.0%[a]
[b]Comdisco Holding Co. Inc.	United States	44	440
[b,c,d]Comdisco Holding Co. Inc., Contingent Distribution	United States	1,863,000	—

			440

Communications Equipment 0.4%
Tandberg ASA	Norway	220,178	6,267,575

Computers & Peripherals 1.4%
[b,e]DecisionOne Corp.	United States	21,716	36,049
[b,e]DecisionOne Corp., wts., 6/08/17	United States	11,923	—

MGD-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Mutual Global Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Computers & Peripherals (continued)
[b]Dell Inc.	United States	166,275	$2,387,709
[b]Sun Microsystems Inc.	United States	1,908,700	17,884,519

			20,308,277

Construction Materials 0.2%
Ciments Francais SA	France	19,086	2,021,728
CRH PLC	Ireland	5,517	150,128

			2,171,856

Consumer Finance 0.1%
[b,e]Cerberus CG Investor I LLC	United States	2,161,828	453,984
[b,e] Cerberus CG Investor II LLC	United States	2,161,828	453,984
[b,e]Cerberus CG Investor III LLC	United States	1,080,914	226,992
[b,e]GMAC Inc.	United States	56	621,913

			1,756,873

Diversified Financial Services 2.9%
Bank of America Corp.	United States	947,220	14,265,133
[b]CIT Group Inc.	United States	83,417	2,303,143
Deutsche Boerse AG	Germany	268,739	22,311,815
[b,c,d]Marconi Corp., Contingent Distribution	United Kingdom	1,739,100	—
[b,e]North American Financial Holdings Inc., 144A	United States	133,700	2,674,000
[b,e]North American Financial Holdings Inc., 144A, non-voting	United States	60,700	1,214,000

			42,768,091

Diversified Telecommunication Services 1.7%
[b,e]AboveNet Inc.	United States	36,827	2,395,228
[b,e]AboveNet Inc., stock grant, grant price $10.475, expiration date 9/09/13	United States	23	5,020
[b,e]AboveNet Inc., stock grant, grant price $30, expiration date 9/07/18	United States	5	701
[b,e]AboveNet Inc., wts., 9/08/10	United States	739	73,900
Cable & Wireless PLC	United Kingdom	2,207,410	5,041,644
[b,c,d]Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	—
[h]Koninklijke KPN NV	Netherlands	980,420	16,616,520

			24,133,013

Electric Utilities 1.0%
[b,c,d]Calpine Corp., Contingent Distribution	United States	1,400,000	—
E.ON AG	Germany	221,860	9,244,798
Prime Infrastructure Group	Australia	1,361,600	5,046,165

			14,290,963

Energy Equipment & Services 4.5%
Bourbon SA	France	132,625	5,002,444
[b]BW Offshore Ltd.	Norway	3,825,934	5,610,455
[b]Compagnie Generale de Geophysique SA	France	345,440	7,382,588
[b]Dockwise Ltd.	Norway	108,076	3,356,166
[b,e]MPF Corp. Ltd.	Norway	1,460,000	—
[b]Pride International Inc.	United States	319,600	10,198,436
Seadrill Ltd.	Bermuda	941,356	24,035,727
[b]Transocean Ltd.	United States	117,343	9,716,000

			65,301,816

MGD-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Mutual Global Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Food & Staples Retailing 3.1%
Carrefour SA	France	448,729	$21,556,701
CVS Caremark Corp.	United States	707,690	22,794,695
Koninklijke Ahold NV	Netherlands	39,681	525,980

			44,877,376

Food Products 11.4%
Cadbury PLC	United Kingdom	3,378,235	43,435,285
[b]Cermaq ASA	Norway	90,181	871,254
CSM NV	Netherlands	462,612	12,168,035
[h]Danone	France	721,986	44,264,244
Farmer Brothers Co.	United States	61,700	1,217,958
Lotte Confectionary Co. Ltd.	South Korea	198	218,873
[b,i]Marine Harvest	Norway	16,240,743	11,854,700
Nestle SA	Switzerland	815,931	39,568,890
Nong Shim Co. Ltd.	South Korea	24,215	5,170,795
[b]Premier Foods PLC	United Kingdom	7,381,282	4,262,335
Rieber & Son ASA	Norway	400,605	2,833,622

			165,865,991

Health Care Providers & Services 1.0%
Rhoen-Klinikum AG	Germany	608,573	14,913,949

Household Durables 0.1%
Black & Decker Corp.	United States	29,100	1,886,553

Industrial Conglomerates 3.8%
Jardine Matheson Holdings Ltd.	Hong Kong	398,522	12,027,394
Jardine Strategic Holdings Ltd.	Hong Kong	1,157,650	20,374,640
Keppel Corp. Ltd.	Singapore	1,474,063	8,631,475
Orkla ASA	Norway	1,494,240	14,655,225

			55,688,734

Insurance 2.7%
ACE Ltd.	United States	89,490	4,510,296
[b]Alleghany Corp.	United States	4,067	1,122,492
[b]Berkshire Hathaway Inc., A	United States	45	4,464,000
[b]Berkshire Hathaway Inc., B	United States	5,762	18,933,932
E-L Financial Corp. Ltd.	Canada	8,478	3,736,361
[b,e]Imagine Group Holdings Ltd.	Bermuda	239,310	2,579,068
[b,e]Olympus Re Holdings Ltd.	United States	2,140	4,571
Zurich Financial Services AG	Switzerland	20,860	4,564,353

			39,915,073

IT Services 0.1%
[b]Affiliated Computer Services Inc., A	United States	22,100	1,319,149

Machinery 1.6%
[b,e,f]MCII Holdings Inc.	United States	383	—
Schindler Holding AG, PC	Switzerland	266,386	20,497,169
Schindler Holding AG, Registered	Switzerland	42,060	3,183,501

			23,680,670

MGD-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Mutual Global Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Marine 0.1%
A P Moller - Maersk AS	Denmark	243	$1,710,889

Media 2.1%
[b]Adelphia Recovery Trust	United States	5,379,562	172,146
[b,c]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	386,774	80,256
[b,c,d]Century Communications Corp., Contingent Distribution	United States	1,074,000	—
CJ CGV Co. Ltd.	South Korea	82,411	1,554,824
Daekyo Co. Ltd.	South Korea	5,820	29,597
Eutelsat Communications	France	837,952	26,940,466
[b]JC Decaux SA	France	86,520	2,109,769
[b,d]TVMAX Holdings Inc.	United States	8,935	—

			30,887,058

Multi-Utilities 0.0%[a]
GDF Suez	France	6,584	285,426

Office Electronics 0.2%
Xerox Corp.	United States	301,600	2,551,536

Oil, Gas & Consumable Fuels 3.4%
BP PLC	United Kingdom	233,063	2,261,365
[h]Royal Dutch Shell PLC, A	United Kingdom	451,747	13,644,384
[h]Total SA, B	France	226,886	14,616,543
[h]Total SA, B, ADR	France	19,340	1,238,534
XTO Energy Inc.	United States	385,284	17,927,265

			49,688,091

Personal Products 0.2%
L’Oreal SA	France	26,750	2,986,721

Professional Services 0.5%
Teleperformance	France	216,676	7,034,449

Real Estate Investment Trust (REIT) 1.8%
The Link REIT	Hong Kong	10,505,000	26,852,870

Real Estate Management & Development 0.9%
[b,d]Canary Wharf Group PLC	United Kingdom	185,900	985,974
Great Eagle Holdings Ltd.	Hong Kong	1,613,524	4,203,565
Swire Pacific Ltd., B	Hong Kong	2,078,228	4,556,518
[b]Swiss Prime Site AG	Switzerland	55,913	3,132,835

			12,878,892

Road & Rail 1.0%
Burlington Northern Santa Fe Corp.	United States	146,090	14,407,396

Software 2.5%
[h]Microsoft Corp.	United States	806,798	24,599,271
Nintendo Co. Ltd.	Japan	47,500	11,259,411

			35,858,682

Tobacco 14.2%
Altria Group Inc.	United States	604,821	11,872,636
[h]British American Tobacco PLC	United Kingdom	1,697,048	55,275,427
[h]Imperial Tobacco Group PLC	United Kingdom	1,514,860	47,885,396
ITC Ltd.	India	1,453,259	7,854,989

MGD-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Mutual Global Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Tobacco (continued)
Japan Tobacco Inc.	Japan	6,184	$20,817,294
KT&G Corp.	South Korea	201,576	11,132,641
Lorillard Inc.	United States	311,020	24,953,135
Philip Morris International Inc.	United States	204,981	9,878,034
Reynolds American Inc.	United States	314,950	16,682,902

			206,352,454

Trading Companies & Distributors 0.8%
[b]Kloeckner & Co. SE	Germany	467,280	11,973,095

Transportation Infrastructure 0.1%
Groupe Eurotunnel SA	France	197,824	1,851,966

Wireless Telecommunication Services 1.5%
Vodafone Group PLC	United Kingdom	9,177,469	21,279,719

Total Common Stocks and Other Equity Interests (Cost $964,305,101)			1,143,426,727

Preferred Stocks 0.5%
Diversified Financial Services 0.4%
[b]Bank of America Corp., pfd.	United States	363,600	5,424,912

Diversified Telecommunication Services 0.0%[a]
[b,e]PTV Inc., 10.00%, pfd., A	United Kingdom	4,289	710

Machinery 0.1%
[e,f,j]MCII Holdings Inc., PIK, pfd., A	United States	2,897	1,346,452

Total Preferred Stocks (Cost $8,321,482)			6,772,074

		Principal Amount
Corporate Bonds, Notes and Senior Floating Rate Interests 3.0%
American General Finance Corp., senior note, J, 6.90%, 12/15/17	United States	$365,000	253,787
[k]BP Capital Markets PLC, FRN, 1.253%, 3/17/11	United Kingdom	9,894,000	10,019,298
[e,l]Cerberus CG Investor I LLC, 12.00%, 7/31/14	United States	1,897,400	398,454
[e,l]Cerberus CG Investor II LLC, 12.00%, 7/31/14	United States	1,897,400	398,454
[e,l]Cerberus CG Investor III LLC, 12.00%, 7/31/14	United States	948,700	199,227
[k]Charter Communications Operating LLC, Term Loan B, FRN, 2.26%, 3/06/14	United States	447,134	420,119
CIT Group Inc.,
[k]New Term Loan Tranche 1B, FRN, 13.00%, 1/20/12	United States	445,000	462,383
senior secured sub. bond, 7.00%, 5/01/13	United States	136,967	128,749
senior secured sub. bond, 7.00%, 5/01/14	United States	205,454	191,329
senior secured sub. bond, 7.00%, 5/01/15	United States	205,454	184,909
senior secured sub. bond, 7.00%, 5/01/16	United States	342,424	303,045
senior secured sub. bond, 7.00%, 5/01/17	United States	479,394	418,271
[k]Term Loan Tranche 1A, FRN, 9.50%, 1/20/12	United States	2,552,000	2,622,180
ConocoPhillips, senior note, 8.75%, 5/25/10	United States	796,000	822,602
DecisionOne Corp.,
[e]senior secured note, 15.00%, 11/30/13	United States	28,852	28,852
[d]Term Loan B, 15.00%, 8/29/13	United States	5,046	5,046
[k]First Data Corp., Term Loan B-1, FRN, 2.982%, 9/24/14	United States	5,085,513	4,526,107
[d,f,k]International Automotive Components Group NA Inc., Revolver, FRN, 6.25%, 1/18/14	United States	268,430	268,430

MGD-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Mutual Global Discovery Securities Fund	Country	Principal Amount	Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)
[e,f,l]International Automotive Components Group NA LLC, 9.00%, 4/01/17	United States	$407,500	$408,409
[k,m]Roche Holdings Inc., 144A, FRN, 1.262%, 2/25/10	Switzerland	9,322,000	9,324,125
Seadrill Ltd., cvt., senior note, 3.625%, 11/08/12	Bermuda	1,400,000	1,414,700
Telecom Italia Capital SA, 4.875%, 10/01/10	Italy	2,309,000	2,367,426
[k,n]Texas Competitive Electric Holdings Co. LLC, Delayed Draw Term Loan, FRN, 3.735%, 10/10/14	United States	11,088,932	8,932,135
[d,j]TVMAX Holdings Inc., PIK, 11.50%, 3/31/10	United States	39,155	8,693
14.00%, 3/31/10	United States	68,703	13,641

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $45,848,175)			44,120,371

Corporate Bonds and Notes in Reorganization (Cost $90) 0.0%[a]
[d,l]Safety Kleen Services, senior sub. note, 9.25%, 6/01/08	United States	3,000	15

		Shares
Companies in Liquidation (Cost $—) 0.0%
[b,e],lFIM Coinvestor Holdings I LLC	United States	2,077,368	—

Total Investments before Short Term Investments (Cost $1,018,474,848)			1,194,319,187

		Principal Amount
Short Term Investments 17.2%
Corporate Bonds, Notes and Senior Floating Rate Interests 0.8%
[k,o]Lyondell Chemical Co., DIP Delayed Draw Term Loan, FRN, 13.00%, 4/06/10	United States	$208,165	217,688
Telecom Italia Capital SA, senior note, 4.00%, 1/15/10	Italy	4,389,000	4,392,406
Vodafone Group PLC, senior note, 7.75%, 2/15/10	United Kingdom	7,253,000	7,308,616

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $12,114,993)			11,918,710

U.S. Government and Agency Securities 16.4%
[p]FHLB, 1/04/10	United States	3,700,000	3,700,000
[p]U.S. Treasury Bills,
2/28/10	United States	16,900,000	16,899,476
[q]3/11/10	United States	10,000,000	9,999,360
4/15/10	United States	20,000,000	19,995,960
[q]5/06/10	United States	50,000,000	49,982,700
5/13/10	United States	20,000,000	19,991,620
5/20/10	United States	20,000,000	19,989,800
5/27/10	United States	20,000,000	19,988,080
[q]1/07/10 - 9/23/10	United States	78,300,000	78,259,894

Total U.S. Government and Agency Securities (Cost $238,738,991)			238,806,890

Total Investments before Cash Collateral Received for Loaned Securities (Cost $1,269,328,832)			1,445,044,787

MGD-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Mutual Global Discovery Securities Fund	Country	Shares	Value
[r]Investments from Cash Collateral Received for Loaned Securities 0.1%
Money Market Funds 0.1%
Bank of New York Institutional Cash Reserve Fund,
[s]Series A, 0.01%	United States	1,251,000	$1,251,000
[b]Series B	United States	31,953	25,562

Total Investments from Cash Collateral Received for Loaned Securities (Cost $1,282,953)			1,276,562

Total Investments (Cost $1,270,611,785) 99.3%			1,446,321,349
Options Written (0.4)%			(5,747,264)
Securities Sold Short (1.5)%			(22,200,455)
Other Assets, less Liabilities 2.6%			37,411,828

Net Assets 100.0%			$1,455,785,458

		Contracts
[t]Options Written (0.4)%
Call Options (0.4)%
Diversified Telecommunication Services (0.1)%
Koninklijke KPN NV, Jun. 10 EUR Calls, 6/18/10	Netherlands	315,000	$(758,822)

Food Products (0.1)%
Danone, Jun. 37.74 EUR Calls, 6/18/10	France	126,000	(956,409)

Oil, Gas & Consumable Fuels (0.1)%
Royal Dutch Shell PLC, A, Jun. 19 EUR Calls, 6/18/10	United Kingdom	283,000	(901,186)
Total SA, B, ADR, Jun. 40 EUR Calls, 6/18/10	France	82,000	(653,503)
Total SA, B, Jun. 40 EUR Calls, 6/18/10	France	80,000	(628,395)

			(2,183,084)

Software (0.0)%[a]
Microsoft Corp., Jan. $26 Calls, 1/16/10	United States	300	(136,500)

Tobacco (0.1)%
British American Tobacco PLC, Mar. 18 GBP Calls,
3/19/10	United Kingdom	185,000	(514,941)
3/19/10	United Kingdom	185,000	(508,881)
Imperial Tobacco Group PLC, Mar. 17 GBP Calls, 3/19/10	United Kingdom	195,000	(688,627)

			(1,712,449)

Total Options Written (Premiums received $4,181,131)			(5,747,264)

		Shares
[u]Securities Sold Short (1.5)%
Food Products (0.2)%
Kraft Foods Inc., A	United States	130,694	(3,552,263)

Oil & Gas & Consumable Fuels (1.3)%
Exxon Mobil Corp.	United States	273,474	(18,648,192)

Total Securities Sold Short (Proceeds $22,272,297)			$(22,200,455)

MGD-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Mutual Global Discovery Securities Fund

aRounds to less than 0.1% of net assets.

bNon-income producing.

cContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2009, the aggregate value of these securities was $1,283,986, representing 0.09% of net assets.

eSee Note 9 regarding restricted securities.

fSee Note 14 regarding other considerations.

gSee Note 13 regarding holdings of 5% voting securities.

hA portion or all of the security is held in connection with written option contracts open at year end.

iA portion or all of the security is on loan at December 31, 2009. See Note 1(f).

jIncome may be received in additional securities and/or cash.

kThe coupon rate shown represents the rate at period end.

lSee Note 7 regarding credit risk and defaulted securities.

mSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2009, the value of this security was $9,324,125, representing 0.64% of net assets.

nA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

oSee Note 10 regarding unfunded loan commitments.

pThe security is traded on a discount basis with no stated coupon rate.

qSecurity or a portion of the security has been segregated as collateral for securities sold short and open written option contracts. At December 31, 2009, the aggregate value of these securities and/or cash pledged amounted to $35,321,724.

rSee Note 1(f) regarding securities on loan.

sThe rate shown is the annualized seven-day yield at period end.

tSee Note 1(d) regarding written options.

uSee Note 1(e) regarding securities sold short.

MGD-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Mutual Global Discovery Securities Fund

At December 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	DBAB	Sell	2,046,501	$3,284,494	1/13/10	$—	$(20,871)
British Pound	SSBT	Sell	674,129	1,075,296	1/13/10	—	(13,510)
British Pound	BOFA	Sell	920,000	1,476,508	1/13/10	—	(9,412)
British Pound	BOFA	Sell	8,344,729	13,830,314	1/13/10	352,490	—
British Pound	DBAB	Sell	1,669,800	2,732,794	1/13/10	35,850	—
British Pound	SSBT	Sell	2,238,117	3,626,335	1/13/10	13,941	—
Euro	SSBT	Buy	71,760	107,570	1/14/10	—	(4,851)
Euro	DBAB	Sell	10,341,701	15,313,066	1/14/10	509,768	—
Euro	SSBT	Sell	32,356,178	47,227,997	1/14/10	912,777	—
Euro	BZWS	Sell	3,880,000	5,732,914	1/14/10	179,012	—
Euro	HSBC	Sell	560,000	840,571	1/14/10	38,977	—
South Korean Won	BOFA	Sell	6,963,348,000	5,930,000	1/15/10	—	(38,541)
South Korean Won	DBAB	Sell	2,431,275,000	2,100,000	1/15/10	16,065	—
South Korean Won	BOFA	Sell	10,217,970,000	8,820,000	1/15/10	61,803	—
Australian Dollar	BOFA	Buy	1,130,000	1,025,859	1/19/10	—	(13,867)
Australian Dollar	DBAB	Buy	570,000	520,035	1/19/10	—	(9,561)
Australian Dollar	BOFA	Sell	170,000	152,082	1/19/10	—	(165)
Australian Dollar	DBAB	Sell	3,400,000	3,141,600	1/19/10	96,667	—
Swedish Krona	HAND	Buy	12,100,000	1,700,741	1/19/10	—	(10,551)
Swedish Krona	SSBT	Buy	1,284,576	180,137	1/19/10	—	(700)
Swedish Krona	SSBT	Sell	3,720,000	546,902	1/19/10	27,273	—
Swedish Krona	HAND	Sell	9,664,576	1,420,861	1/19/10	70,863	—
Canadian Dollar	DBAB	Sell	3,577,146	3,342,502	1/29/10	—	(60,600)
Euro	SSBT	Buy	218,536	324,152	1/29/10	—	(11,343)
Euro	SSBT	Sell	918,100	1,362,552	1/29/10	48,399	—
Euro	BZWS	Sell	31,200,000	46,032,480	1/29/10	1,373,302	—
British Pound	BZWS	Sell	1,940,000	3,202,119	2/10/10	69,279	—
British Pound	DBAB	Sell	47,150,000	77,886,123	2/10/10	1,745,171	—
British Pound	BOFA	Sell	470,000	779,495	2/10/10	20,508	—
Euro	DBAB	Sell	14,800,000	22,234,040	2/16/10	1,050,288	—
Euro	BZWS	Sell	14,800,000	22,244,400	2/16/10	1,060,648	—
Euro	BOFA	Sell	540,000	810,054	2/16/10	37,133	—
Euro	SSBT	Sell	15,900,000	23,945,400	2/16/10	1,187,180	—
Norwegian Krone	HAND	Sell	1,852,534	320,000	2/16/10	—	(3,682)
Norwegian Krone	SSBT	Sell	33,486,420	5,924,893	2/16/10	159,875	—
Norwegian Krone	BZWS	Sell	64,000,000	11,324,026	2/16/10	305,794	—
Norwegian Krone	DBAB	Sell	81,356,277	14,369,448	2/16/10	363,161	—
Norwegian Krone	HAND	Sell	1,171,627	210,000	2/16/10	8,293	—
Norwegian Krone	BOFA	Sell	1,119,600	200,000	2/16/10	7,250	—
Euro	DBAB	Sell	33,592,840	50,046,003	2/26/10	1,954,469	—
Euro	BOFA	Sell	809,619	1,212,020	2/26/10	53,206	—
Euro	HSBC	Sell	310,000	468,850	2/26/10	25,145	—
Euro	BZWS	Sell	21,200,000	31,922,960	2/26/10	1,579,252	—
British Pound	BOFA	Sell	11,500,000	18,503,500	3/15/10	—	(63,638)
British Pound	BZWS	Sell	11,500,000	18,506,950	3/15/10	—	(60,188)
British Pound	BOFA	Buy	1,775,000	2,922,662	3/15/10	—	(56,865)
British Pound	SSBT	Buy	1,297,029	2,132,288	3/15/10	—	(38,192)
British Pound	DBAB	Buy	1,320,000	2,163,744	3/15/10	—	(32,559)
Euro	BZWS	Sell	15,298,930	22,963,694	3/15/10	1,067,099	—

MGD-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Mutual Global Discovery Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	SSBT	Sell	11,987,776	$8,478,397	3/24/10	$—	$(43,458)
Singapore Dollar	BOFA	Sell	331,444	235,000	3/24/10	—	(617)
Singapore Dollar	SSBT	Buy	459,400	326,824	3/24/10	—	(247)
Singapore Dollar	SSBT	Buy	1,348,084	957,631	3/24/10	2,181	—
British Pound	DBAB	Sell	18,750,000	31,312,500	4/12/10	1,045,154	—
Japanese Yen	HAND	Buy	57,893,760	640,000	4/20/10	—	(16,912)
Japanese Yen	DBAB	Buy	31,778,600	350,000	4/20/10	—	(7,979)
Japanese Yen	BOFA	Buy	58,651,775	637,000	4/20/10	—	(5,754)
Japanese Yen	DBAB	Sell	1,465,930,267	16,123,314	4/20/10	346,073	—
Japanese Yen	SSBT	Sell	50,400,000	569,844	4/20/10	27,408	—
Japanese Yen	BOFA	Sell	67,958,660	770,000	4/20/10	38,587	—
Danish Krone	HAND	Buy	2,210,120	440,000	4/23/10	—	(15,413)
Danish Krone	HAND	Sell	100,215,259	20,127,548	4/23/10	875,152	—
Danish Krone	SSBT	Sell	63,606,241	12,756,845	4/23/10	537,423	—
Danish Krone	BOFA	Sell	3,015,535	610,000	4/23/10	30,684	—
Danish Krone	DBAB	Sell	3,113,702	620,000	4/23/10	21,825	—
Swiss Franc	DBAB	Sell	22,500,000	21,176,471	5/10/10	—	(580,071)
Swiss Franc	SSBT	Sell	21,300,000	20,056,497	5/10/10	—	(539,695)
Swiss Franc	BZWS	Sell	12,843,690	12,095,009	5/10/10	—	(324,292)
Swiss Franc	BOFA	Sell	4,128,555	3,896,480	5/10/10	—	(95,656)
Swiss Franc	FBCO	Sell	295,171	285,000	5/10/10	—	(418)
Swiss Franc	BZWS	Sell	1,689,595	1,660,000	5/10/10	26,233	—
Swiss Franc	DBAB	Sell	2,194,745	2,155,892	5/10/10	33,668	—
Swiss Franc	SSBT	Sell	7,411,236	7,246,628	5/10/10	80,278	—
Swiss Franc	BOFA	Sell	1,012,717	1,010,000	5/10/10	30,746	—
Swiss Franc	HSBC	Sell	313,410	310,000	5/10/10	6,946	—
British Pound	DBAB	Sell	11,250,000	18,806,625	5/12/10	649,214	—

Unrealized appreciation (depreciation)						18,182,510	(2,079,608)

Net unrealized appreciation (depreciation)						$16,102,902

See Abbreviations on page MGD-38.

The accompanying notes are an integral part of these financial statements.

MGD-21

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Mutual Global Discovery Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,262,611,785
Cost - Non-controlled affiliated issuers (Note 13)	8,000,000

Total cost of investments	$1,270,611,785

Value - Unaffiliated issuers	$1,443,458,710
Value - Non-controlled affiliated issuers (Note 13)	2,862,639

Total value of investments (includes securities loaned in the amount of $1,170,306)	1,446,321,349
Cash	144,838
Foreign currency, at value (cost $3,452,124)	3,450,905
Receivables:
Investment securities sold	4,114,574
Capital shares sold	188,397
Dividends and interest	2,962,527
Due from brokers	20,783,687
Unrealized appreciation on forward exchange contracts	18,182,510
Unrealized appreciation on unfunded loan commitments (Note 10)	3,973
Other assets	190

Total assets	1,496,152,950

Liabilities:
Payables:
Investment securities purchased	5,124,777
Capital shares redeemed	1,751,873
Affiliates	1,701,390
Options written, at value (premiums received $4,181,131)	5,747,264
Securities sold short, at value (proceeds $22,272,297)	22,200,455
Payable upon return of securities loaned	1,282,953
Unrealized depreciation on forward exchange contracts	2,079,608
Accrued expenses and other liabilities	479,172

Total liabilities	40,367,492

Net assets, at value	$1,455,785,458

Net assets consist of:
Paid-in capital	$1,322,907,937
Undistributed net investment income	12,778,372
Net unrealized appreciation (depreciation)	190,406,942
Accumulated net realized gain (loss)	(70,307,793)

Net assets, at value	$1,455,785,458

The accompanying notes are an integral part of these financial statements.

MGD-22

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2009

Mutual Global Discovery Securities Fund
Class 1:
Net assets, at value	$86,755,239

Shares outstanding	4,533,120

Net asset value and maximum offering price per share	$19.14

Class 2:
Net assets, at value	$1,309,852,108

Shares outstanding	69,639,714

Net asset value and maximum offering price per share	$18.81

Class 4:
Net assets, at value	$59,178,111

Shares outstanding	3,110,713

Net asset value and maximum offering price per share	$19.02

The accompanying notes are an integral part of these financial statements.

MGD-23

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Mutual Global Discovery Securities Fund
Investment income:
Dividends (net of foreign taxes withheld of $1,897,005)	$26,213,700
Interest	4,179,994
Adjustment for uncollectible interest (Note 7)	(2,475,271)
Income from securities loaned	24,826

Total investment income	27,943,249

Expenses:
Management fees (Note 3a)	10,477,203
Administrative fees (Note 3b)	1,555,488
Distribution fees: (Note 3c)
Class 2	2,965,686
Class 4	148,245
Unaffiliated transfer agent fees	1,578
Custodian fees (Note 4)	173,087
Reports to shareholders	292,872
Registration and filing fees	1,617
Professional fees	120,559
Trustees’ fees and expenses	8,144
Dividends on securities sold short	1,176,858
Other	117,446

Total expenses	17,038,783
Expense reductions (Note 4)	(56,822)

Net expenses	16,981,961

Net investment income	10,961,288

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(3,803,833)
Written options	(1,294,698)
Foreign currency transactions	(27,930,857)
Securities sold short	(5,123,581)

Net realized gain (loss)	(38,152,969)

Net change in unrealized appreciation (depreciation) on:
Investments	306,404,054
Translation of other assets and liabilities denominated in foreign currencies	(1,429,264)

Net change in unrealized appreciation (depreciation)	304,974,790

Net realized and unrealized gain (loss)	266,821,821

Net increase (decrease) in net assets resulting from operations	$277,783,109

The accompanying notes are an integral part of these financial statements.

MGD-24

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Global Discovery Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$10,961,288	$26,038,671
Net realized gain (loss) from investments, written options, securities sold short, and foreign currency transactions	(38,152,969)	(12,964)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	304,974,790	(568,610,877)

Net increase (decrease) in net assets resulting from operations	277,783,109	(542,585,170)

Distributions to shareholders from:
Net investment income:
Class 1	(1,156,170)	(2,657,059)
Class 2	(13,893,915)	(34,278,128)
Class 4	(663,709)	(368,895)
Net realized gains:
Class 1	(2,188,207)	(4,424,672)
Class 2	(32,783,395)	(64,218,477)
Class 4	(1,312,205)	(614,304)

Total distributions to shareholders	(51,997,601)	(106,561,535)

Capital share transactions: (Note 2)
Class 1	(8,448,336)	(18,342,463)
Class 2	(8,110,790)	(152,581,891)
Class 4	27,537,134	28,857,728

Total capital share transactions	10,978,008	(142,066,626)

Net increase (decrease) in net assets	236,763,516	(791,213,331)
Net assets:
Beginning of year	1,219,021,942	2,010,235,273

End of year	$1,455,785,458	$1,219,021,942

Undistributed net investment income included in net assets:
End of year	$12,778,372	$15,379,305

The accompanying notes are an integral part of these financial statements.

MGD-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Mutual Global Discovery Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2009, 55.29% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2009, the Mutual Discovery Securities Fund was renamed the Mutual Global Discovery Securities Fund.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed.

MGD-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Security Valuation (continued)

Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

MGD-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.

The Fund generally purchases or writes option contracts in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest is recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or ICRF), managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

In September of 2008, the Bank of New York Mellon advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund’s position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

MGD-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

MGD-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	81,769	$1,439,153	91,837	$2,015,607
Shares issued in reinvestment of distributions	186,941	3,344,377	365,038	7,081,731
Shares redeemed	(780,395)	(13,231,866)	(1,340,440)	(27,439,801)

Net increase (decrease)	(511,685)	$(8,448,336)	(883,565)	$(18,342,463)

Class 2 Shares:
Shares sold	4,897,346	$81,796,690	7,042,696	$147,206,623
Shares issued in reinvestment of distributions	2,653,628	46,677,309	5,159,592	98,496,605
Shares redeemed	(8,181,894)	(136,584,789)	(20,749,426)	(398,285,119)

Net increase (decrease)	(630,920)	$(8,110,790)	(8,547,138)	$(152,581,891)

Class 4 Shares:
Shares sold	1,651,459	$28,116,459	1,455,745	$28,125,030
Shares issued on reinvestment of distributions	111,006	1,975,914	50,743	982,892
Shares redeemed	(143,749)	(2,555,239)	(14,491)	(250,194)

Net increase (decrease)	1,618,716	$27,537,134	1,491,997	$28,857,728

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investors Services, LLC (Investor Services)	Transfer Agent

MGD-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	In excess of $10 billion

Effective December 7, 2009, Franklin Templeton Investment Management Limited, an affiliate of Franklin Mutual, no longer provides subadvisory services to the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the Fund had tax basis capital losses of $49,219,769 expiring in 2017.

MGD-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$51,997,601	$41,021,959
Long term capital gain	—	65,539,576

	$51,997,601	$106,561,535

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,276,800,904

Unrealized appreciation	$250,526,027
Unrealized depreciation	(81,005,582)

Net unrealized appreciation (depreciation)	$169,520,445

Distributable earnings – undistributed ordinary income	$17,613,393

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through entity income, payments-in-kind, bond discounts and premiums, certain dividends on securities sold short and certain corporate actions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, pass-through entity income, payments-in-kind, bond discounts and premiums, tax straddles, certain dividends on securities sold short and certain corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2009, aggregated $656,941,896 and $404,873,902, respectively.

Transactions in options written during the year ended December 31, 2009, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2008	7,628	$3,243,889
Options written	4,609,325	12,949,318
Options expired	(7,997)	(3,745,878)
Options exercised	(1,862,415)	(4,752,739)
Options closed	(1,295,241)	(3,513,459)

Options outstanding at December 31, 2009	1,451,300	$4,181,131

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that

MGD-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

7. CREDIT RISK AND DEFAULTED SECURITIES (continued)

distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. For the year ended December 31, 2009, the Fund recorded an adjustment for uncollectible interest of $2,475,271, as noted in the Statement of Operations.

At December 31, 2009, the aggregate value of distressed company securities and securities for which interest has been discontinued was $1,404,559, representing 0.10% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund’s Board of Trustees as reflecting fair value, as follows:

Principal Amount/ Shares/ Warrants/ Contracts	Issuer	Acquisition Dates	Cost	Value
36,827	AboveNet Inc.	10/02/01 - 9/08/09	$910,432	$2,395,228
23	AboveNet Inc., stock grant, grant price $10.475, expiration date 9/09/13	4/17/06 - 9/08/06	—	5,020
5	AboveNet Inc., stock grant, grant price $30, expiration date 9/07/18	9/08/09	—	701
739	AboveNet Inc., wts., 9/08/10	10/02/01 - 9/07/07	76,964	73,900
800,000	The Bankshares Inc.	3/22/07	8,000,000	2,862,639
2,161,828	Cerberus CG Investor I LLC	7/26/07 - 6/17/08	2,154,424	453,984
1,897,400	Cerberus CG Investor I LLC, 12.00%, 7/31/14	7/26/07	1,897,400	398,454
2,161,828	Cerberus CG Investor II LLC	7/26/07 - 6/17/08	2,154,424	453,984
1,897,400	Cerberus CG Investor II LLC, 12.00%, 7/31/14	7/26/07	1,897,400	398,454
1,080,914	Cerberus CG Investor III LLC	7/26/07 - 6/17/08	1,077,212	226,992
948,700	Cerberus CG Investor III LLC, 12.00%, 7/31/14	7/26/07	948,700	199,227
21,716	[a]DecisionOne Corp.	9/28/99 - 7/18/00	16,482	36,049
28,852	[a]DecisionOne Corp., senior secured note, 15.00%, 11/30/13	6/01/09 - 10/15/09	28,852	28,852
11,923	[a]DecisionOne Corp., wts., 6/08/17	7/09/07	—	—
1,903	Elephant Capital Holdings Ltd.	8/23/04 - 3/10/08	294,226	—
2,077,368	FIM Coinvestor Holdings I LLC	11/20/06 - 6/02/09	—	—
56	GMAC Inc.	11/13/09	8,120,426	621,913
47,271	IACNA Investor LLC	7/24/08	17,133	473
239,310	Imagine Group Holdings Ltd.	8/31/04	2,450,893	2,579,068

MGD-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

9. RESTRICTED SECURITIES (continued)

Principal Amount/ Shares/ Warrants/ Contracts	Issuer	Acquisition Dates	Cost	Value
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	$282,031	$475,564
74,174	International Automotive Components Group Japan LLC	9/26/06 - 3/27/07	643,892	284,084
1,512,200	International Automotive Components Group LLC	1/12/06 - 10/16/06	1,512,447	1,030,957
407,500	International Automotive Components Group NA LLC, 9.00%, 4/01/17	3/30/07	413,613	408,409
1,353,608	[b]International Automotive Components Group NA LLC, A	3/30/07 -10/10/07	1,368,532	411,970
383	MCII Holdings Inc.	4/17/09	440,952	—
2,897	MCII Holdings Inc., PIK, pfd., A	4/17/09 -10/01/09	2,864,780	1,346,452
1,460,000	MPF Corp. Ltd.	5/08/06	7,500,856	—
9,306	NCB Warrant Holdings Ltd., A	12/06/05 - 3/10/08	87,597	—
133,700	North American Financial Holdings Inc., 144A	12/16/09	2,674,000	2,674,000
60,700	North American Financial Holdings Inc., 144A, non-voting	12/16/09	1,214,000	1,214,000
2,140	Olympus Re Holdings Ltd.	12/19/01	206,942	4,571
4,289	PTV Inc., 10.00%, pfd., A	12/07/01 - 3/06/02	2,702	710

	Total Restricted Securities (1.28% of Net Assets)			$18,585,655

aThe Fund also invests in unrestricted securities of the issuer, valued at $5,046 as of December 31, 2009.

bThe Fund also invests in unrestricted securities of the issuer, valued at $268,430 as of December 31, 2009.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2009, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Lyondell Chemical Co., DIP Delayed Draw Term Loan, FRN, 13.00%, 4/06/10	$104,035

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

11. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. Unfunded capital commitments requiring recognition are monitored for impairment and any unrealized deprecation is included in the Statement of Assets and Liabilities and the Statement of Operations. At December 31, 2009, the Fund had aggregate unfunded capital commitments of $6,191,979, for which no depreciation has been recognized.

MGD-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

12. OTHER DERIVATIVE INFORMATION

At December 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$18,182,510	Unrealized depreciation on forward exchange contracts	$2,079,608
Equity contracts			Options written, at value	5,747,264

For the year ended December 31, 2009, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year Ended December 31, 2009	Change in Unrealized Appreciation (Depreciation) for the Year Ended December 31, 2009	Average Amount Outstanding During the Year[a]
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(28,461,236)	$(1,597,200)	594,727,261
Equity contracts	Net realized gain (loss) from investments and written options / Net change in unrealized appreciation (depreciation) on investments	(3,208,057)	(1,538,584)	1,908,706

aRepresents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted to U.S. dollars.

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2009, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
The Bankshares Inc. (0.20% of Net Assets)	800,000	—	—	800,000	$2,862,639	$—	$—

14. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund’s Investment Manager, may serve from time to time as members of bondholders’ steering committees, official creditors’ committees, or boards of directors of companies in which the Fund invests. Such

MGD-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

14. OTHER CONSIDERATIONS (continued)

participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund’s policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

15. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

16. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

MGD-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

16. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities
Equity Investments:[a]
Airlines	$—	$5,145	$—		$5,145
Auto Components	—	—	2,205,235	[b]	2,205,235
Commercial Banks	66,703,589	—	2,862,639	[b]	69,566,228
Computers & Peripherals	20,272,228	—	36,049	[b]	20,308,277
Consumer Finance	—	—	1,756,873		1,756,873
Diversified Financial Services	44,305,003	—	3,888,000	[b]	48,193,003
Diversified Telecommunication Services	24,059,113	74,610	—	[b]	24,133,723
Insurance	37,331,434	—	2,583,639		39,915,073
Machinery	23,680,670	—	1,346,452	[b]	25,027,122
Media	30,634,656	252,402	—	[b]	30,887,058
Real Estate Management & Development	11,892,918	—	985,974		12,878,892
All Other Equity Investments[c]	875,322,172	—	—	[b]	875,322,172
Corporate Bonds, Notes and Senior Floating Rate Interests	—	42,391,165	1,729,206		44,120,371
Corporate Bonds and Notes in Reorganization	—	—	15		15
Companies in Liquidation	—	—	—	[b]	—
Short Term Investments	235,106,890	16,895,272	—		252,002,162

Total Investments in Securities	$1,369,308,673	$59,618,594	$17,394,082		$1,446,321,349

Forward Exchange Contracts	—	18,182,510	—		18,182,510
Unfunded Loan Commitments	—	3,973	—		3,973
Liabilities:
Options Written	136,500	5,610,764	—		5,747,264
Securities Sold Short	22,200,455	—	—		22,200,455
Forward Exchange Contracts	—	2,079,608	—		2,079,608

aIncludes common and preferred stock as well as other equity investments.

bIncludes securities determined to have no value at December 31, 2009.

cFor detailed industry descriptions, see the accompanying Statement of Investments.

MGD-37

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

16. FAIR VALUE MEASUREMENTS (continued)

At December 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, were as follows:

	Balance at Beginning of Year	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfer In (Out) of Level 3	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets
Investments in Securities:
Equity Investments:[a]
Auto Components	$897,816	$—	$1,307,419	$—	$—	$2,205,235	[b]	$1,307,419
Commercial Banks	5,163,550	—	(2,300,911)	—	—	2,862,639	[b]	(2,363,493)
Computers & Peripherals	—	—	36,049	—	—	36,049	[b]	36,049
Consumer Finance	1,080,914	—	(7,444,467)	8,120,426	—	1,756,873		(7,444,467)
Diversified Financial Services	—	—	—	3,888,000	—	3,888,000	[b]	—
Diversified Telecommunication Services	923,558	—	551,290	—	(1,474,848)	—	[b]	—
Food Products	3,714	—	(721)	—	(2,993)	—		—
Health Care Providers & Services	865,249	—	41,202	—	(906,451)	—		—
Insurance	3,705,159	(115,500)	1,054,563	(2,060,583)	—	2,583,639		618,666
Machinery	—	—	(1,959,280)	3,305,732	—	1,346,452	[b]	(1,959,280)
Real Estate Management & Development	716,584	—	269,390	—	—	985,974		269,390
Corporate Bonds, Notes and Senior Floating Rate interests	8,965,397	(2,663,941)	9,771,136	(14,343,386)	—	1,729,206		199,832
Corporate Bonds and Notes in Reorganization	63,418	(1,881,500)	2,259,049	(440,952)	—	15		—
Companies in Liquidation	434,133	—	(461,751)	27,618	—	—	[b]	(461,751)

Total	$22,819,492	$(4,660,941)	$3,122,968	$(1,503,145)	$(2,384,292)	$17,394,082		$(9,797,635)

aIncludes common and preferred stock as well as other equity investments.

bIncludes securities determined to have no value at December 31, 2009.

17. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

18. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio
BOFA - Bank of America N.A.	EUR - EUR	ADR - American Depository Receipt
BZWS - Barclays Bank PLC	GBP - British Pound	DIP - Debtor-in-Possession
DBAB - Deutsche Bank AG	USD - United States Dollar	FHLB - Federal Home Loan Bank
FBCO - Credit Suisse International		FRN - Floating Rate Note
HAND - Svenska Handelsbanken		PC - Participation Certificate
HSBC - HSBC Bank USA		PIK - Payment-In-Kind
SSBT - State Street Bank and Trust Co., N.A.

MGD-38

Franklin Templeton Variable Insurance Products Trust

Mutual Global Discovery Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Global Discovery Securities Fund, formerly Mutual Discovery Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

MGD-39

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Mutual Global Discovery Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 9.65% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2009.

At December 31, 2009, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2010 (future distribution) distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

MGD-40

MUTUAL SHARES SECURITIES FUND

We are pleased to bring you Mutual Shares Securities Fund’s annual report for the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+26.35%	+1.68%	+5.20%

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Mutual Shares Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably with its benchmark, the S&P 500, which had a +26.46% total return for the period under review.1

Economic and Market Overview

The U.S. economy ended 2009 in much better shape than it began. After several quarters of contraction, economic activity expanded in the third and fourth quarters. In the year’s second half, corporate profit growth was higher than earlier estimates, which may allow businesses to build inventory following a long period of inventory drawdowns. Economic challenges remain, such as stalled consumer confidence and job prospects for the unemployed as stimulus measures wind down. However, several reports pointed to improving economic conditions.

Throughout the year, the Federal Open Market Committee kept U.S. monetary policy unchanged, announcing it intends to hold the federal funds target rate in the 0% to 0.25% range “for an extended period” as it lays the groundwork for an eventual tightening of monetary policy. Late in the period, the labor market improved somewhat as the economy lost fewer jobs than expected and the unemployment rate fell slightly, dropping from a period high of 10.2% in October to 10.0% at period-end.2

Globally, equity markets entered 2009 largely pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. As government monetary and fiscal intervention began to gain traction toward the end of the first quarter, equities bottomed and largely reversed their decline, economic growth stabilized and rebounded, and confidence was rekindled as investors began to believe the global financial system was finally on the mend. Emerging market economies fueled the global recovery as governments aggressively incentivized lending and consumption, resulting in a

1. Source: © 2009 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Smaller and midsize company securities involve special risks, such as relatively small revenues, limited product lines and small market share. The Fund’s prospectus also includes a description of the main investment risks.

dramatic recovery that laid the groundwork for the developing world’s equity rally. Growing demand from emerging markets supported commodity prices, which also posted record gains during the year. For most of the year, the fading U.S. dollar also helped underpin the rally in hard assets, while continued euro and yen strength created headwinds for regional recoveries.

For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average delivered a total return of +22.68%, while the broader S&P 500 posted a +26.46% total return and the technology-heavy NASDAQ Composite Index returned +45.32%.1 Global developed and emerging markets, as measured by the Morgan Stanley Capital International (MSCI) All Country World Index, delivered a +35.41% total return.1

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

As the stock market broadly rebounded in 2009, most of the Fund’s investments increased in value. Our equity portfolio was the strongest contributor to performance during the year under review. Three of our top-performing positions were software giant Microsoft, U.K.-based communications services provider Virgin Media (VMED), and International Paper (IP), the world’s largest forest products company.

In 2009 Microsoft posted significant positive returns as unexpected cost discipline throughout the company protected earnings during the downturn and helped position the company well for the rebound. Early in 2009, Microsoft shares fell as the economic slowdown adversely affected information technology budgets and hurt revenue in divisions tied to PC sales. In response, Microsoft laid off employees for the first time in the company’s history, protecting earnings, while positioning itself to expand margins in the event of economic recovery. As 2009 progressed, the economy stabilized and demand began to return just as Microsoft launched new products, including the well-reviewed Windows 7. Our investment appreciated substantially as the market began to anticipate the resumption of growth and the stabilization of earnings.

VMED is a cable operator providing broadband, telephony and video services to consumers and small businesses. VMED’s leveraged balance sheet and operating exposure to reduced consumer spending heightened investor concerns in late 2008 and early 2009. In 2009’s second quarter, VMED management took advantage of better credit conditions to refinance $1.6 billion of its near-term maturities. In addition, the company’s second quarter 2009 earnings reflected continued improvement in subscriber metrics and earnings growth. The company took advantage of new product introductions and improvements in service to pass along subscriber price increases in May. In the meantime, consolidation among U.K. broadband providers led to a more benign competitive environment while regulatory rulings regarding the wholesale distribution of premium content favored VMED, potentially improving the video component of its bundled offer. At

Top 10 Sectors/Industries

Mutual Shares Securities Fund

Based on Equity Securities

12/31/09

% of Total Net Assets
Tobacco	9.2%
Food Products	5.4%
Insurance	5.3%
Food & Staples Retailing	5.0%
Beverages	4.3%
Oil, Gas & Consumable Fuels	4.1%
Media	3.5%
Industrial Conglomerates	3.5%
Paper & Forest Products	3.2%
Electric Utilities	3.0%

year-end, we believed VMED management’s focus on driving efficiencies while differentiating its product portfolio to attract new customers could continue to bear fruit in 2010.

IP is North America’s largest producer of cardboard boxes and the second-largest producer of copy paper. Our investment in IP appreciated considerably, despite dramatic share price drops in 2008 and early 2009. Facing lower demand and significant curtailments in production, which raised unit costs, the company expanded margins partly through productivity initiatives, among other things, helping it deliver strong operating results and free cash flow (much of which was used to pay down debt). IP also successfully integrated the Weyerhaeuser box business which was purchased in August 2008.

In addition to those companies cited above, one of the best performing areas of the portfolio was the Fund’s investments in distressed securities. At the end of 2008 and the beginning of 2009, as fear was gripping the credit markets and yield spreads were widening to historically high levels, we found opportunities we felt were compelling in distressed debt — specifically in the debt of companies that had amassed debt in the preceding few years when credit was widely available. A number of these positions appreciated significantly over 2009 as capital flowed back into credit and yield spreads tightened considerably.

Although the Fund performed well during 2009, it had some disappointments. Three investments that declined in value were Eastman Kodak, Kroger and Deutsche Post.

Photographic equipment company Eastman Kodak’s stock depreciated as operational losses and revaluation of post-retirement assets and liabilities significantly eroded its book value in 2009’s first quarter. Kodak’s weak cash flow performance also weighed on its share price, largely due to an unprofitable consumer inkjet business and operating earnings declines among its traditional businesses. In September, to alleviate potential bankruptcy concerns, the company entered into a number of capital markets transactions, including the issuance of expensive, high-coupon debt to Kohlberg Kravis Roberts as well as dilutive warrants, which increased its debt burden.

Kroger operates 2,469 supermarkets, 773 convenience stores and more than 100 supercenters in 31 states. Supermarket stocks in general, including Kroger, did not perform well in 2009 as food price deflation in the second half of the year contributed to lower-than-expected operating earnings.

Top 10 Holdings

Mutual Shares Securities Fund

12/31/09

Company Sector/Industry, Country	% of Total Net Assets
British American Tobacco PLC, ord. & ADR	2.6%
Tobacco, U.K.
CVS Caremark Corp.	2.4%
Food & Staples Retailing, U.S.
Microsoft Corp.	2.1%
Software, U.S.
Imperial Tobacco Group PLC	2.0%
Tobacco, U.K.
News Corp., A	1.9%
Media, U.S.
Berkshire Hathaway Inc., A & B	1.8%
Insurance, U.S.
Altria Group Inc.	1.8%
Tobacco, U.S.
Nestle SA	1.6%
Food Products, Switzerland
Transocean Ltd.	1.5%
Energy Equipment & Services, U.S.
Cadbury PLC	1.4%
Food Products, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

The Fund’s shares of German mail and express mail carrier Deutsche Post declined in value during the time we held them, primarily due to concerns about the negative outlook for global growth. In addition, concerns grew about Deutsche Bank’s ability to close the Postbank sale and evidence of Deutsche Post’s exposure to a Postbank rights issue. Lastly, rumors swirled that the company might cut its dividend. The Fund sold its position prior to the dividend cut announcement in early 2009.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during 2009, our hedging strategy negatively impacted performance.

Thank you for your participation in Mutual Shares Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Shares Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,204.90	$4.22
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.87

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.76%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Shares Securities Fund

	Year Ended December 31,
Class 1	2009		2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.92		$20.42	$20.67	$18.35	$16.78

Income from investment operations[a]:
Net investment income[b]	0.23	[c]	0.34	0.54	0.40	0.34
Net realized and unrealized gains (losses)	2.89		(7.54)	0.31	2.86	1.47

Total from investment operations	3.12		(7.20)	0.85	3.26	1.81

Less distributions from:
Net investment income	(0.29)		(0.57)	(0.35)	(0.29)	(0.18)
Net realized gains	—		(0.73)	(0.75)	(0.65)	(0.06)

Total distributions	(0.29)		(1.30)	(1.10)	(0.94)	(0.24)

Net asset value, end of year	$14.75		$11.92	$20.42	$20.67	$18.35

Total return[d]	26.35%		(36.93)%	3.72%	18.66%	10.83%
Ratios to average net assets
Expenses[e,f]	0.78%		0.73%	0.72%	0.81%	0.78%
Expenses - excluding dividend expense on securities sold short[f]	0.72%		0.73%	0.72%	0.74%	0.74%
Net investment income	1.85%	[c]	2.16%	2.58%	2.02%	1.97%

Supplemental data
Net assets, end of year (000’s)	$767,553		$319,703	$272,509	$259,943	$260,317
Portfolio turnover rate	49.33%		44.11%	41.73% [g]	19.75%	19.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.08%. See Note 7.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Year Ended December 31,
Class 2	2009		2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.78		$20.19	$20.46	$18.18	$16.64

Income from investment operations[a]:
Net investment income[b]	0.20	[c]	0.32	0.48	0.34	0.29
Net realized and unrealized gains (losses)	2.85		(7.49)	0.31	2.84	1.46

Total from investment operations	3.05		(7.17)	0.79	3.18	1.75

Less distributions from:
Net investment income	(0.25)		(0.51)	(0.31)	(0.25)	(0.15)
Net realized gains	—		(0.73)	(0.75)	(0.65)	(0.06)

Total distributions	(0.25)		(1.24)	(1.06)	(0.90)	(0.21)

Net asset value, end of year	$14.58		$11.78	$20.19	$20.46	$18.18

Total return[d]	26.05%		(37.11)%	3.48%	18.38%	10.55%
Ratios to average net assets
Expenses[e,f]	1.03%		0.98%	0.97%	1.06%	1.03%
Expenses - excluding dividend expense on securities sold short[f]	0.97%		0.98%	0.97%	0.99%	0.99%
Net investment income	1.60%	[c]	1.91%	2.33%	1.77%	1.72%

Supplemental data
Net assets, end of year (000’s)	$3,953,435		$3,303,761	$5,925,551	$5,140,878	$3,596,889
Portfolio turnover rate	49.33%		44.11%	41.73% [g]	19.75%	19.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.83%. See Note 7.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Year Ended December 31,
Class 4	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.88		$18.91

Income from investment operations[b]:
Net investment income[c]	0.19	[d]	0.17
Net realized and unrealized gains (losses)	2.87		(5.90)

Total from investment operations	3.06		(5.73)

Less distributions from:
Net investment income	(0.28)		(0.57)
Net realized gains	—		(0.73)

Total distributions	(0.28)		(1.30)

Net asset value, end of year	$14.66		$11.88

Total return[e]	25.94%		(32.12)%
Ratios to average net assets[f]
Expenses[g,h]	1.13%		1.08%
Expenses - excluding dividend expense on securities sold short[h]	1.07%		1.08%
Net investment income	1.50%	[d]	1.81%

Supplemental data
Net assets, end of year (000’s)	$141,446		$57,266
Portfolio turnover rate	49.33%		44.11%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.73%. See Note 7.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

hBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Franklin Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests 81.6%
Aerospace & Defense 0.1%
[a]GenCorp Inc.	United States	494,180	$3,459,260

Air Freight & Logistics 0.5%
TNT NV	Netherlands	868,685	26,734,804

Airlines 0.0%[b]
[a,c]Northwest Airlines Corp., Contingent Distribution	United States	27,670,000	17,432

Auto Components 0.2%
[a,c,d]Collins & Aikman Products Co., Contingent Distribution	United States	929,505	9,295
[a,c,d]Dana Holding Corp., Contingent Distribution	United States	10,339,000	—
[a,e]IACNA Investor LLC	United States	168,957	1,689
[a,e,f]International Automotive Components Group Brazil LLC	Brazil	1,730,515	1,940,634
[a,e,f]International Automotive Components Group Japan LLC	Japan	269,643	1,032,723
[a,e,f]International Automotive Components Group LLC	Luxembourg	6,170,474	4,206,783
[a,e,f]International Automotive Components Group NA LLC, A	United States	4,838,053	1,472,461

			8,663,585

Automobiles 0.5%
Daimler AG	Germany	445,347	23,695,580

Beverages 4.3%
Brown-Forman Corp., A	United States	7,455	420,089
Brown-Forman Corp., B	United States	107,219	5,743,721
Carlsberg AS, B	Denmark	296,066	21,870,275
Dr. Pepper Snapple Group Inc.	United States	2,383,127	67,442,494
Pepsi Bottling Group Inc.	United States	1,132,080	42,453,000
PepsiAmericas Inc.	United States	441,790	12,926,776
Pernod Ricard SA	France	697,971	59,856,719

			210,713,074

Building Products 0.5%
[a]Owens Corning Inc.	United States	1,004,331	25,751,047

Capital Markets 1.9%
Deutsche Bank AG (EUR Traded)	Germany	411,749	29,222,360
Deutsche Bank AG (USD Traded)	Germany	18,400	1,304,744
Morgan Stanley	United States	1,147,920	33,978,432
[a]UBS AG	Switzerland	1,756,278	27,231,089

			91,736,625

Chemicals 1.0%
[a,c,d]Dow Corning Corp., Contingent Distribution	United States	650,000	25,000
Linde AG	Germany	409,050	49,278,596

			49,303,596

Commercial Banks 2.3%
Barclays PLC	United Kingdom	11,141,292	49,623,893
[a,e]Elephant Capital Holdings Ltd.	Japan	11,728	—
[a]Guaranty Bancorp	United States	1,288,316	1,700,577
[a]Intesa Sanpaolo SpA	Italy	5,663,270	25,536,068
[a,e]NCB Warrant Holdings Ltd., A	Japan	57,295	—
Societe Generale, A	France	187,110	13,110,701
[a,e]State Bank and Trust Co.	United States	433,000	6,170,250
Wells Fargo & Co.	United States	568,700	15,349,214

			111,490,703

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Commercial Services & Supplies 0.0%[b]
[a]Comdisco Holding Co. Inc.	United States	180	$1,800
[a,c,d]Comdisco Holding Co. Inc., Contingent Distribution	United States	7,473,000	—

			1,800

Communications Equipment 0.8%
[a]Motorola Inc.	United States	4,081,783	31,674,636
Tandberg ASA	Norway	182,188	5,186,153

			36,860,789

Computers & Peripherals 1.5%
[a,e]DecisionOne Corp.	United States	108,227	179,657
[a,e]DecisionOne Corp., wts., 6/08/17	United States	59,425	—
[a]Dell Inc.	United States	3,319,965	47,674,697
[a]Sun Microsystems Inc.	United States	2,511,539	23,533,121

			71,387,475

Consumer Finance 0.4%
[a,e]Cerberus CG Investor I LLC	United States	8,172,654	1,716,257
[a,e]Cerberus CG Investor II LLC	United States	8,172,654	1,716,257
[a,e]Cerberus CG Investor III LLC	United States	4,086,327	858,129
[a,e]GMAC Inc.	United States	1,592	17,553,796

			21,844,439

Diversified Consumer Services 0.3%
H&R Block Inc.	United States	368,732	8,340,718
Hillenbrand Inc.	United States	342,585	6,454,301

			14,795,019

Diversified Financial Services 1.8%
Bank of America Corp.	United States	2,215,590	33,366,785
[a,e]Bond Street Holdings LLC, A, 144A	United States	315,800	6,316,000
[a]CIT Group Inc.	United States	412,212	11,381,173
Deutsche Boerse AG	Germany	442,280	36,719,901
[a,c,d]Marconi Corp., Contingent Distribution	United Kingdom	9,945,700	—

			87,783,859

Diversified Telecommunication Services 2.6%
[a,e]AboveNet Inc.	United States	124,923	8,124,992
[a,e]AboveNet Inc., stock grant, grant price $10.475, expiration date 9/09/13	United States	78	17,024
[a,e]AboveNet Inc., stock grant, grant price $30, expiration date 9/07/18	United States	17	2,383
[a,e]AboveNet Inc., wts., 9/08/10	United States	2,995	299,500
Cable & Wireless PLC	United Kingdom	19,688,272	44,967,295
[a,c,d]Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	—
Koninklijke KPN NV	Netherlands	2,670,983	45,268,806
Telefonica SA	Spain	938,460	26,222,361

			124,902,361

Electric Utilities 3.0%
[a,c,d]Calpine Corp., Contingent Distribution	United States	4,555,000	—
E.ON AG	Germany	1,645,663	68,573,973
Entergy Corp.	United States	319,190	26,122,510
Exelon Corp.	United States	663,717	32,435,850
Prime Infrastructure Group	Australia	4,709,226	17,452,652

			144,584,985

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Electronic Equipment, Instruments & Component 0.5%
Tyco Electronics Ltd.	United States	917,192	$22,517,064

Energy Equipment & Services 2.5%
Baker Hughes Inc.	United States	346,652	14,032,473
[a]Exterran Holding Inc.	United States	613,890	13,167,940
[a]Pride International Inc.	United States	601,244	19,185,696
[a]Transocean Ltd.	United States	892,107	73,866,460

			120,252,569

Food & Staples Retailing 5.0%
Carrefour SA	France	518,075	24,888,045
CVS Caremark Corp.	United States	3,623,125	116,700,856
Kroger Co.	United States	2,609,258	53,568,067
SUPERVALU Inc.	United States	850,804	10,813,719
Wal-Mart Stores Inc.	United States	683,162	36,515,009

			242,485,696

Food Products 5.4%
Cadbury PLC	United Kingdom	5,445,354	70,013,042
Danone	France	272,661	16,716,575
General Mills Inc.	United States	517,410	36,637,802
Kraft Foods Inc., A	United States	2,269,151	61,675,524
Nestle SA	Switzerland	1,618,603	78,494,779

			263,537,722

Health Care Equipment & Supplies 0.7%
Becton Dickinson and Co.	United States	409,654	32,305,314

Health Care Providers & Services 2.8%
[a]Community Health Systems Inc.	United States	1,277,022	45,461,983
[a]Kindred Healthcare Inc.	United States	167,311	3,088,561
[a]Tenet Healthcare Corp.	United States	6,379,987	34,388,130
UnitedHealth Group Inc.	United States	1,676,070	51,086,614

			134,025,288

Hotels, Restaurants & Leisure 0.1%
[a,e,g]GLCP Harrah’s Investment LP	United States	5,565,600	—
Thomas Cook Group PLC	United Kingdom	1,474,171	5,512,373

			5,512,373

Household Durables 0.0%[b]
Black & Decker Corp.	United States	7,400	479,742

Independent Power Producers & Energy Traders 0.3%
NRG Energy Inc.	United States	623,900	14,730,279

Industrial Conglomerates 3.5%
Keppel Corp. Ltd.	Singapore	3,424,936	20,054,944
Orkla ASA	Norway	5,362,549	52,594,871
Siemens AG	Germany	663,515	61,137,892
Tyco International Ltd.	United States	986,415	35,195,287

			168,982,994

Insurance 5.3%
ACE Ltd.	United States	843,175	42,496,020
[a]Alleghany Corp.	United States	23,818	6,573,768

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Insurance (continued)
[a]Berkshire Hathaway Inc., A	United States	149	$14,780,800
[a]Berkshire Hathaway Inc., B	United States	21,970	72,193,420
[a]Conseco Inc.	United States	964,957	4,824,785
Old Republic International Corp.	United States	2,329,142	23,384,586
[a,e]Olympus Re Holdings Ltd.	United States	16,280	34,774
The Travelers Cos. Inc.	United States	320,496	15,979,931
White Mountains Insurance Group Ltd.	United States	140,935	46,883,437
Zurich Financial Services AG	Switzerland	137,066	29,991,256

			257,142,777

IT Services 0.5%
[a]Affiliated Computer Services Inc., A	United States	431,470	25,754,444

Leisure Equipment & Products 1.5%
[a]Eastman Kodak Co.	United States	2,112,040	8,912,809
Mattel Inc.	United States	3,226,859	64,472,643

			73,385,452

Life Sciences Tools & Services 0.1%
[a]MDS Inc.	Canada	825,217	6,429,651

Machinery 0.1%
Federal Signal Corp.	United States	930,921	5,604,144
[a,e,f,g]MCII Holdings Inc.	United States	2,219	—

			5,604,144

Marine 1.0%
A P Moller - Maersk AS	Denmark	7,009	49,348,235

Media 3.5%
[a]Adelphia Recovery Trust	United States	29,283,354	937,067
[a,c]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,955,453	405,757
[a,c,d]Century Communications Corp., Contingent Distribution	United States	5,487,000	—
News Corp., A	United States	6,920,069	94,735,745
Time Warner Cable Inc.	United States	682,949	28,267,259
[a,d]TVMAX Holdings Inc.	United States	35,609	—
Virgin Media Inc.	United Kingdom	2,861,769	48,163,572

			172,509,400

Metals & Mining 0.7%
[a]Anglo American PLC	United Kingdom	729,218	31,920,261

Multi-Utilities 0.7%
GDF Suez	France	794,532	34,444,127

Office Electronics 0.6%
Xerox Corp.	United States	3,683,990	31,166,555

Oil, Gas & Consumable Fuels 4.1%
Marathon Oil Corp.	United States	1,775,334	55,425,928
Noble Energy Inc.	United States	222,579	15,852,076
Royal Dutch Shell PLC, A	United Kingdom	1,954,104	59,020,969
Total SA, B	France	548,419	35,330,474
XTO Energy Inc.	United States	768,679	35,766,634

			201,396,081

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Paper & Forest Products 3.2%
[a]Domtar Corp.	United States	304,139	$16,852,342
International Paper Co.	United States	1,274,864	34,140,858
MeadWestvaco Corp.	United States	1,553,006	44,462,562
Weyerhaeuser Co.	United States	1,407,287	60,710,361

			156,166,123

Personal Products 0.3%
L’Oreal SA	France	136,540	15,245,115

Pharmaceuticals 0.9%
Novartis AG	Switzerland	823,647	44,955,857

Real Estate Investment Trusts (REITs) 0.8%
[a]Alexander’s Inc.	United States	49,326	15,015,821
The Link REIT	Hong Kong	8,630,556	22,061,418

			37,077,239

Real Estate Management & Development 0.5%
[a,d]Canary Wharf Group PLC	United Kingdom	1,535,898	8,146,075
[a]Forestar Group Inc.	United States	330,463	7,263,577
[a]The St. Joe Co.	United States	314,282	9,079,607

			24,489,259

Road & Rail 0.6%
Burlington Northern Santa Fe Corp.	United States	307,940	30,369,043

Semiconductors & Semiconductor Equipment 1.4%
[a]LSI Corp.	United States	7,019,253	42,185,711
Maxim Integrated Products Inc.	United States	1,234,198	25,054,219

			67,239,930

Software 2.7%
Microsoft Corp.	United States	3,325,773	101,402,819
[h]Nintendo Co. Ltd.	Japan	123,923	29,374,735

			130,777,554

Tobacco 9.2%
Altria Group Inc.	United States	4,336,384	85,123,218
British American Tobacco PLC	United Kingdom	3,805,987	123,966,770
British American Tobacco PLC, ADR	United Kingdom	4,218	272,736
Imperial Tobacco Group PLC	United Kingdom	3,149,559	99,558,955
Japan Tobacco Inc.	Japan	8,960	30,162,185
KT&G Corp.	South Korea	554,296	30,612,664
Lorillard Inc.	United States	250,360	20,086,383
Philip Morris International Inc.	United States	500,960	24,141,262
Reynolds American Inc.	United States	589,286	31,214,480

			445,138,653

Transportation Infrastructure 0.2%
Groupe Eurotunnel SA	France	1,235,859	11,569,721

Wireless Telecommunication Services 1.2%
Vodafone Group PLC	United Kingdom	24,936,390	57,819,793

Total Common Stocks and Other Equity Interests (Cost $3,875,515,259)			3,968,504,888

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts		Value
Preferred Stocks 0.6%
Diversified Financial Services 0.4%
[a]Bank of America Corp., pfd.	United States	1,337,100		$19,949,532

Diversified Telecommunication Services 0.0%[b]
[a,e]PTV Inc., 10.00%, pfd., A	United Kingdom	17,300		2,863

Machinery 0.2%
.e,f,g,iMCII Holdings Inc., PIK, pfd., A	United States	16,805		7,810,403

Total Preferred Stocks (Cost $36,702,540)				27,762,798

		Principal Amount[j]
Corporate Bonds, Notes and Senior Floating Rate Interests 4.9%
American General Finance Corp., senior note, J, 6.90%, 12/15/17	United States	6,255,000		4,349,139
[k]Boston Generating LLC, FRN,
Revolver, 0.126%, 12/21/13	United States	469,092		364,803
Synthetic Letter of Credit, 0.126%, 12/21/13	United States	1,675,285		1,302,834
Term Loan B, 2.501%, 12/21/13	United States	7,344,972		5,712,031
[e,l]Cerberus CG Investor I LLC, 12.00%, 7/31/14	United States	7,173,000		1,506,330
[e,l]Cerberus CG Investor II LLC, 12.00%, 7/31/14	United States	7,173,000		1,506,330
[e,l]Cerberus CG Investor III LLC, 12.00%, 7/31/14	United States	3,586,500		753,165
[k]Charter Communications Operating LLC, FRN,
Incremental Term Loan, 7.25%, 3/06/14	United States	4,477,633		4,575,021
Term Loan B, 2.26%, 3/06/14	United States	25,670,297		24,119,375
CIT Group Inc.,
[k]New Term Loan Tranche 1B, FRN, 13.00%, 1/20/12	United States	6,821,000		7,087,449
senior secured sub. bond, 7.00%, 5/01/13	United States	2,029,774		1,907,988
senior secured sub. bond, 7.00%, 5/01/14	United States	3,044,660		2,835,340
senior secured sub. bond, 7.00%, 5/01/15	United States	3,044,660		2,740,194
senior secured sub. bond, 7.00%, 5/01/16	United States	5,074,436		4,490,876
senior secured sub. bond, 7.00%, 5/01/17	United States	7,104,211		6,198,424
[k]Term Loan Tranche 2A, FRN, 9.50%, 1/20/12	United States	19,912,000		20,459,580
DecisionOne Corp.,
[e]senior secured note, 15.00%, 11/30/13	United States	143,788		143,788
[d]Term Loan B, 15.00%, 8/29/13	United States	25,150		25,150
Exterran Holding Inc., senior note, cvt., 4.25%, 6/15/14	United States	4,517,000		5,307,475
[k]First Data Corp., Term Loan, FRN,
B-1, 2.982%, 9/24/14	United States	22,320,902		19,865,603
B-2, 2.999%, 9/24/14	United States	13,377,618		11,936,180
B-3, 2.999%, 9/24/14	United States	1,466,645		1,303,481
[d,f,k]International Automotive Components Group NA Inc., Revolver, FRN, 6.25%, 1/18/14	United States	959,420		959,420
[e,f,l]International Automotive Components Group NA LLC, 9.00%, 4/01/17	United States	1,456,500		1,459,749
Realogy Corp.,
[h,k]Delayed Draw Term B Loan, FRN, 3.287%, 10/10/13	United States	21,390,560		19,073,256
[h,k]Initial Term Loan B, FRN, 3.287%, 10/10/13	United States	29,896,167		26,657,425
Second Lien Tranche A Term Loan, 13.50%, 10/15/17	United States	1,642,000		1,741,888
[h,k]Synthetic Letter of Credit, FRN, 0.094%, 10/10/13	United States	8,048,983		7,177,012
[k]Spectrum Brands Inc., FRN,
Dollar Term Loan B, 8.00%, 6/30/12	United States	919,965		912,778
Euro Term Loan, 8.50%, 6/30/12	United States	2,893,663	EUR	4,010,166
Letter of Credit Commitment, 1.50%, 6/30/12	United States	47,217		46,800

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Mutual Shares Securities Fund	Country	Principal Amount[j]		Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)
[k]Texas Competitive Electric Holdings Co. LLC, FRN,
[h]Delayed Draw Term Loan, 3.735%, 10/10/14	United States	27,451,537		$22,112,213
Initial Tranche B-1 Term Loan, 3.775%, 10/10/14	United States	18,676,174		15,221,082
Tranche B-2 Term Loan, 3.735%, 10/10/14	United States	2,944,941		2,405,649
Tranche B-3 Term Loan, 3.735%, 10/10/14	United States	10,413,700		8,429,890
[d,i]TVMAX Holdings Inc., PIK,
11.50%, 3/31/10	United States	82,599		18,339
14.00%, 3/31/10	United States	237,470		47,151

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $226,205,615)				238,763,374

Corporate Bonds and Notes in Reorganization 0.0%[b]
[d,l]Safety Kleen Services, senior sub. note, 9.25%, 6/01/08	United States	5,000		25
[f,l]Wimar OPCO LLC/Finance Corp., senior sub. note, 9.625%, 12/15/14	United States	18,305,000		102,966

Total Corporate Bonds and Notes in Reorganization (Cost $12,081,041)				102,991

		Shares
Companies in Liquidation 0.0%
[a,e,f,g]CB FIM Coinvestors LLC	United States	6,400,507		—
[a,e,l]FIM Coinvestor Holdings I, LLC	United States	8,006,950		—

		Principal Amount[j]
[d]Peregrine Investments Holdings Ltd., 6.70%, 1/15/98	Hong Kong	5,000,000	JPY	—
[d]PIV Investment Finance (Cayman) Ltd., 4.50%, 12/01/00	Hong Kong	12,200,000		—

Total Companies in Liquidation (Cost $—)				—

Total Investments before Short Term Investments (Cost $4,150,504,455)				4,235,134,051

Short Term Investments 11.8%
Senior Floating Rate Interests (Cost $619,472) 0.0%[b]
[k,m]Lyondell Chemical Co., DIP Delayed Draw Term Loan, FRN, 13.00%, 4/06/10	United States	623,229		651,741

U.S. Government and Agency Securities 11.8%
[n]FHLB, 1/04/10	United States	13,500,000		13,500,000
[n]U.S. Treasury Bills, 5/06/10	United States	50,000,000		49,982,700
[o]1/07/10 - 6/10/10	United States	510,000,000		509,907,595

Total U.S. Government and Agency Securities (Cost $573,299,541)				573,390,295

Total Investments (Cost $4,724,423,468) 98.9%				4,809,176,087
Securities Sold Short (0.8)%				(37,204,123)
Other Assets, less Liabilities 1.9%				90,462,726

Net Assets 100.0%				$4,862,434,690

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Mutual Shares Securities Fund	Country	Shares	Value
[p]Securities Sold Short (Proceeds $37,688,929) (0.8)%
Oil & Gas & Consumable Fuels (0.8)%
Exxon Mobil Corp.	United States	545,595	$(37,204,123)

aNon-income producing.

bRounds to less than 0.1% of net assets.

cContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2009, the aggregate value of these securities was $9,230,455, representing 0.19% of net assets.

eSee Note 9 regarding restricted securities.

fSee Note 14 regarding other considerations.

gSee Note 13 regarding holdings of 5% voting securities.

hA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

iIncome may be received in additional securities and/or cash.

jThe principal amount is stated in U.S. dollars unless otherwise indicated.

kThe coupon rate shown represents the rate at period end.

lSee Note 7 regarding credit risk and defaulted securities.

mSee Note 10 regarding unfunded loan commitments.

nThe security is traded on a discount basis with no stated coupon rate.

oSecurity or a portion of the security has been segregated as collateral for securities sold short. At December 31, 2009, the value of these securities and/or cash pledged amounted to $56,184,512.

pSee Note 1(e) regarding securities sold short.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Mutual Shares Securities Fund

At December 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	DBAB	Sell	2,249,379	$3,616,772	1/13/10	$—	$(16,268)
British Pound	BOFA	Sell	1,300,000	2,086,370	1/13/10	—	(13,299)
British Pound	SSBT	Sell	62,653	99,936	1/13/10	—	(1,256)
British Pound	BOFA	Sell	9,032,390	15,090,826	1/13/10	502,340	—
British Pound	SSBT	Sell	13,593,612	22,603,768	1/13/10	648,315	—
British Pound	DBAB	Sell	11,591,475	19,082,266	1/13/10	360,525	—
Euro	SSBT	Buy	616,449	916,321	1/14/10	—	(33,924)
Euro	BOFA	Buy	396,995	584,496	1/14/10	—	(16,230)
Euro	BZWS	Sell	7,600,000	11,222,788	1/14/10	344,010	—
Euro	SSBT	Sell	142,051,602	208,839,832	1/14/10	5,504,592	—
Euro	DBAB	Sell	3,292,416	4,924,383	1/14/10	211,559	—
Euro	HSBC	Sell	1,050,000	1,576,071	1/14/10	73,082	—
South Korean Won	BOFA	Sell	7,902,918,000	6,730,000	1/15/10	—	(43,881)
South Korean Won	DBAB	Sell	2,720,712,500	2,350,000	1/15/10	17,977	—
South Korean Won	BOFA	Sell	11,688,515,000	10,090,000	1/15/10	71,344	—
Australian Dollar	BOFA	Buy	3,270,000	2,971,847	1/19/10	—	(43,338)
Australian Dollar	DBAB	Buy	1,870,000	1,705,962	1/19/10	—	(31,249)
Australian Dollar	BOFA	Sell	600,000	536,760	1/19/10	—	(581)
Australian Dollar	DBAB	Sell	11,000,000	10,164,000	1/19/10	312,746	—
Canadian Dollar	DBAB	Sell	888,516	830,234	1/29/10	—	(15,052)
Canadian Dollar	BOFA	Buy	888,516	837,354	1/29/10	7,932	—
Euro	SSBT	Sell	1,460,927	2,161,427	1/29/10	70,279	—
Euro	BZWS	Sell	68,000,000	100,327,200	1/29/10	2,993,093	—
British Pound	BZWS	Sell	3,490,000	5,762,983	2/10/10	127,099	—
British Pound	DBAB	Sell	57,295,000	94,653,990	2/10/10	2,130,218	—
British Pound	SSBT	Sell	328,022	537,227	2/10/10	7,516	—
British Pound	BOFA	Sell	830,000	1,376,555	2/10/10	36,216	—
Euro	DBAB	Sell	36,400,000	54,683,720	2/16/10	2,583,140	—
Euro	BZWS	Sell	36,400,000	54,709,200	2/16/10	2,608,620	—
Euro	SSBT	Sell	18,000,000	27,108,000	2/16/10	1,343,977	—
Norwegian Krone	HAND	Sell	8,220,621	1,420,000	2/16/10	—	(16,337)
Norwegian Krone	DBAB	Sell	110,000,000	19,470,060	2/16/10	532,473	—
Norwegian Krone	SSBT	Sell	56,344,778	9,969,527	2/16/10	269,217	—
Norwegian Krone	BZWS	Sell	110,000,000	19,463,170	2/16/10	525,583	—
Norwegian Krone	BOFA	Sell	6,270,786	1,120,000	2/16/10	40,422	—
Norwegian Krone	HAND	Sell	3,347,505	600,000	2/16/10	23,694	—
Euro	DBAB	Sell	29,591,513	44,568,319	2/26/10	2,213,780	—
Euro	BZWS	Sell	24,000,000	36,139,200	2/26/10	1,787,833	—
British Pound	BOFA	Sell	20,000,000	32,180,000	3/15/10	—	(110,675)
British Pound	BZWS	Sell	19,912,412	32,045,045	3/15/10	—	(104,217)
British Pound	SSBT	Sell	52,410,714	87,279,562	3/15/10	2,660,695	—
Euro	BZWS	Sell	37,975,537	57,001,280	3/15/10	2,648,790	—
Singapore Dollar	SSBT	Sell	15,515,021	10,973,055	3/24/10	—	(56,245)
Singapore Dollar	BOFA	Sell	535,952	380,000	3/24/10	—	(997)
Singapore Dollar	SSBT	Buy	644,800	458,722	3/24/10	—	(347)
Singapore Dollar	SSBT	Buy	2,273,000	1,614,452	3/24/10	3,537	—
Singapore Dollar	SSBT	Sell	2,131,500	1,525,049	3/24/10	9,811	—
British Pound	DBAB	Sell	43,750,000	73,062,500	4/12/10	2,438,693	—
Japanese Yen	HAND	Buy	82,317,690	910,000	4/20/10	—	(24,047)

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Franklin Mutual Shares Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	DBAB	Buy	40,858,200	$450,000	4/20/10	$—	$(10,259)
Japanese Yen	BOFA	Buy	75,409,425	819,000	4/20/10	—	(7,397)
Japanese Yen	DBAB	Sell	1,839,874,539	20,225,497	4/20/10	423,638	—
Japanese Yen	SSBT	Sell	322,941,215	3,572,526	4/20/10	96,834	—
Japanese Yen	BOFA	Sell	30,007,720	340,000	4/20/10	17,039	—
Danish Krone	HAND	Buy	2,561,730	510,000	4/23/10	—	(17,865)
Danish Krone	HAND	Sell	60,479,890	12,153,356	4/23/10	534,539	—
Danish Krone	SSBT	Sell	38,000,000	7,628,454	4/23/10	328,258	—
Danish Krone	BOFA	Sell	1,730,225	350,000	4/23/10	17,606	—
Danish Krone	DBAB	Sell	1,707,514	340,000	4/23/10	11,969	—
Swiss Franc	DBAB	Sell	33,000,000	31,058,824	5/10/10	—	(850,771)
Swiss Franc	SSBT	Sell	34,745,666	32,777,222	5/10/10	—	(820,357)
Swiss Franc	BZWS	Sell	18,913,171	17,810,690	5/10/10	—	(477,541)
Swiss Franc	BOFA	Sell	12,863,302	12,140,230	5/10/10	—	(298,035)
Swiss Franc	SSBT	Buy	7,967,266	7,842,259	5/10/10	—	(138,252)
Swiss Franc	FBCO	Sell	201,959	195,000	5/10/10	—	(286)
Swiss Franc	BZWS	Sell	2,026,012	1,990,000	5/10/10	30,933	—
Swiss Franc	DBAB	Sell	2,796,259	2,760,001	5/10/10	56,138	—
Swiss Franc	SSBT	Sell	14,859,960	14,573,849	5/10/10	204,901	—
Swiss Franc	BOFA	Sell	1,854,325	1,840,000	5/10/10	46,947	—
Swiss Franc	HSBC	Sell	930,120	920,000	5/10/10	20,614	—
British Pound	DBAB	Sell	26,250,000	43,882,125	5/12/10	1,514,833	—

Unrealized appreciation (depreciation)						36,413,357	(3,148,706)

Net unrealized appreciation (depreciation)						$33,264,651

See Abbreviations on page MS-38.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Mutual Shares Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,699,681,681
Cost - Non-controlled affiliated issuers (Note 13)	24,741,787

Total cost of investments	$4,724,423,468

Value - Unaffiliated issuers	$4,801,365,684
Value - Non-controlled affiliated issuers (Note 13)	7,810,403

Total value of investments	4,809,176,087
Cash	2,924,881
Foreign currency, at value (cost $29,476,955)	29,442,867
Receivables:
Investment securities sold	8,133,718
Capital shares sold	949,253
Dividends and interest	10,243,245
Due from brokers	35,937,962
Unrealized appreciation on forward exchange contracts	36,413,357
Unrealized appreciation on unfunded loan commitments (Note 10)	1,315,867
Other assets	498

Total assets	4,934,537,735

Liabilities:
Payables:
Investment securities purchased	21,332,519
Capital shares redeemed	2,522,236
Affiliates	4,514,292
Securities sold short, at value (proceeds $37,688,929)	37,204,123
Unrealized depreciation on forward exchange contracts	3,148,706
Accrued expenses and other liabilities	3,381,169

Total liabilities	72,103,045

Net assets, at value	$4,862,434,690

Net assets consist of:
Paid-in capital	$5,318,141,976
Undistributed net investment income	67,796,719
Net unrealized appreciation (depreciation)	119,875,878
Accumulated net realized gain (loss)	(643,379,883)

Net assets, at value	$4,862,434,690

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2009

Mutual Shares Securities Fund
Class 1:
Net assets, at value	$767,553,382

Shares outstanding	52,026,095

Net asset value and maximum offering price per share	$14.75

Class 2:
Net assets, at value	$3,953,435,436

Shares outstanding	271,129,786

Net asset value and maximum offering price per share	$14.58

Class 4:
Net assets, at value	$141,445,872

Shares outstanding	9,646,190

Net asset value and maximum offering price per share	$14.66

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Mutual Shares Securities Fund
Investment income:
Dividends: (net of foreign taxes of $4,817,656)
Unaffiliated issuers	$88,824,713
Non-controlled affiliated issuers (Note 13)	694,811
Interest	25,645,727
Adjustment for uncollectible interest (Note 7)	(9,452,062)
Income from securities loaned	28,774

Total investment income	105,741,963

Expenses:
Management fees (Note 3a)	24,128,390
Administrative fees (Note 3b)	3,591,049
Distribution fees: (Note 3c)
Class 2	8,611,680
Class 4	339,119
Unaffiliated transfer agent fees	3,420
Custodian fees (Note 4)	297,923
Reports to shareholders	634,271
Registration and filing fees	1,481
Professional fees	161,859
Trustees’ fees and expenses	23,756
Dividends on securities sold short	2,422,881
Other	264,421

Total expenses	40,480,250
Expense reductions (Note 4)	(43,221)

Net expenses	40,437,029

Net investment income	65,304,934

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(350,165,962)
Written options	315,789
Foreign currency transactions	(51,171,986)
Securities sold short	(4,780,393)

Net realized gain (loss)	(405,802,552)

Net change in unrealized appreciation (depreciation) on:
Investments	1,304,914,793
Translation of other assets and liabilities denominated in foreign currencies	9,741,449

Net change in unrealized appreciation (depreciation)	1,314,656,242

Net realized and unrealized gain (loss)	908,853,690

Net increase (decrease) in net assets resulting from operations	$974,158,624

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Shares Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$65,304,934	$96,055,146
Net realized gain (loss) from investments, written options, foreign currency transactions and securities sold short	(405,802,552)	(246,411,311)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	1,314,656,242	(2,068,869,893)

Net increase (decrease) in net assets resulting from operations	974,158,624	(2,219,226,058)

Distributions to shareholders from:
Net investment income:
Class 1	(11,770,982)	(11,945,567)
Class 2	(67,085,076)	(141,276,754)
Class 4	(2,339,365)	(1,103,934)
Net realized gains:
Class 1	—	(15,383,580)
Class 2	—	(200,942,848)
Class 4	—	(1,421,653)

Total distributions to shareholders	(81,195,423)	(372,074,336)

Capital share transactions: (Note 2)
Class 1	334,577,934	217,189,228
Class 2	(105,733,549)	(215,728,827)
Class 4	59,897,038	72,510,540

Total capital share transactions	288,741,423	73,970,941

Net increase (decrease) in net assets	1,181,704,624	(2,517,329,453)
Net assets:
Beginning of year	3,680,730,066	6,198,059,519

End of year	$4,862,434,690	$3,680,730,066

Undistributed net investment income included in net assets:
End of year	$67,796,719	$82,483,212

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Mutual Shares Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Security Valuation (continued)

market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.

The Fund generally purchases or writes option contracts in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or ICRF), managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2009, the Fund had no securities on loan.

g. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Senior Floating Rate Interests (continued)

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	27,788,529	$362,470,917	15,807,156	$251,864,457
Shares issued in reinvestment of distributions	864,242	11,770,982	1,694,305	27,329,147
Shares redeemed	(3,455,041)	(39,663,965)	(4,017,273)	(62,004,376)

Net increase (decrease)	25,197,730	$334,577,934	13,484,188	$217,189,228

Class 2 Shares:
Shares sold	26,685,456	$332,016,404	29,551,202	$460,631,440
Shares issued in reinvestment of distributions	4,980,332	67,085,076	21,455,774	342,219,602
Shares redeemed	(41,070,597)	(504,835,029)	(64,008,262)	(1,018,579,869)

Net increase (decrease)	(9,404,809)	$(105,733,549)	(13,001,286)	$(215,728,827)

Class 4 Shares:
Shares sold	4,731,346	$58,567,480	4,692,500	$70,463,022
Shares issued on reinvestment of distributions	172,647	2,339,365	156,848	2,525,245
Shares redeemed	(78,048)	(1,009,807)	(29,103)	(477,727)

Net increase (decrease)	4,825,945	$59,897,038	4,820,245	$72,510,540

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.530%	Over $15 billion, up to and including $20 billion
0.510%	In excess of $20 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees (continued)

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$49,725,101
2017	557,680,420

$607,405,521

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$81,195,423	$198,602,819
Long term capital gain	—	173,471,517

	$81,195,423	$372,074,336

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

5. INCOME TAXES (continued)

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$4,739,553,561

Unrealized appreciation	$570,690,921
Unrealized depreciation	(501,068,395)

Net unrealized appreciation (depreciation)	$69,622,526

Undistributed ordinary income	$79,386,837

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, passive foreign investment company shares, pass-through entity income, payments-in-kind, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, pass-through entity income, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2009, aggregated $1,951,701,509 and $1,729,999,864, respectively.

Transactions in options written during the year ended December 31, 2009, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2008	1,958	$315,789
Options written	7,701	978,287
Options expired	(1,958)	(315,789)
Options exercised	(7,701)	(978,287)
Options closed	—	—

Options outstanding at December 31, 2009	—	$—

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. For the year ended December 31, 2009, the Fund recorded an adjustment for uncollectable interest of $9,452,062, as noted in the Statement of Operations.

At December 31, 2009, the aggregate value of distressed company securities and securities for which interest has been discontinued was $5,328,565, representing 0.11% of the Fund’s net assets. For information as to specific securities, see the accompanying Statements of Investments.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund’s Board of Trustees as reflecting fair value, as follows:

Principal Amount/ Shares/ Warrants/ Contracts	Issuer	Acquisition Dates	Cost	Value
124,923	AboveNet Inc.	10/02/01 - 9/08/09	$3,452,748	$8,124,992
78	AboveNet Inc., stock grant, grant price $10.475, expiration date 9/09/13	4/17/06 - 9/08/06	—	17,024
17	AboveNet Inc., stock grant, grant price $30, expiration date 9/07/18	9/08/09	—	2,383
2,995	AboveNet Inc., wts., 9/08/10	10/02/01 - 9/07/07	315,092	299,500
315,800	Bond Street Holdings LLC, A, 144A	11/04/09	6,316,000	6,316,000
6,400,507	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
8,172,654	Cerberus CG Investor I LLC	7/26/07 - 6/17/08	8,144,664	1,716,257
7,173,000	Cerberus CG Investor I LLC, 12.00%, 7/31/14	7/26/07	7,173,000	1,506,330
8,172,654	Cerberus CG Investor II LLC	7/26/07 - 6/17/08	8,144,664	1,716,257
7,173,000	Cerberus CG Investor II LLC, 12.00%, 7/31/14	7/26/07	7,173,000	1,506,330
4,086,327	Cerberus CG Investor III LLC	7/26/07 - 6/17/08	4,072,332	858,129
3,586,500	Cerberus CG Investor III LLC, 12.00%, 7/31/14	7/26/07	3,586,500	753,165
108,227	[a]DecisionOne Corp.	3/12/99 - 7/18/00	76,619	179,657
143,788	[a]DecisionOne Corp., senior secured note, 15.00%, 11/30/13	6/1/09 - 10/15/09	143,788	143,788
59,425	[a]DecisionOne Corp., wts., 6/08/17	7/09/07	—	—
11,728	Elephant Capital Holdings Ltd.	8/29/03 - 3/10/08	1,813,542	—
8,006,950	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/2/09	—	—
5,565,600	GLCP Harrah’s Investment LP	1/15/08	5,569,218	—
1,592	GMAC Inc	11/13/09	37,699,659	17,553,796
168,957	IACNA Investor LLC	7/24/08	61,233	1,689
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,150,884	1,940,634
269,643	International Automotive Components Group Japan LLC	9/26/06 - 3/27/07	2,340,729	1,032,723
6,170,474	International Automotive Components Group LLC	1/12/06 - 10/16/06	6,171,475	4,206,783
1,456,500	International Automotive Components Group NA LLC, 9.00%, 4/01/17	3/30/07	1,478,348	1,459,749
4,838,053	[b]International Automotive Components Group NA LLC, A	3/30/07 -10/10/07	5,147,879	1,472,461
2,219	MCII Holdings Inc.	4/17/09	2,554,757	—
16,805	MCII Holdings Inc., PIK, pfd., A	4/17/09 - 10/1/09	16,617,811	7,810,403
57,295	NCB Warrant Holdings Ltd., A	12/16/05 -3/10/08	539,528	—
16,280	Olympus Re Holdings Ltd.	12/19/01	1,574,304	34,774
17,300	PTV Inc., 10.00%, pfd., A	12/7/01 - 3/6/02	10,899	2,863
433,000	State Bank and Trust Co.	7/24/09	4,330,000	6,170,250

	Total Restricted Securities (1.33% of Net Assets)			$64,825,937

aThe Fund also invests in unrestricted securities of the issuer, valued at $25,150 as of December 31, 2009.

bThe Fund also invests in unrestricted securities of the issuer, valued at $959,420 as of December 31, 2009.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2009, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Lyondell Chemical Co., DIP Delayed Draw Term Loan, FRN, 13.00%, 4/06/10	$311,471
Realogy Corp., Revolver, FRN, 2.504%, 4/10/13	11,080,500

$11,391,971

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

11. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. Unfunded capital commitments requiring recognition are monitored for impairment and any unrealized deprecation is included in the Statement of Assets and Liabilities and the Statement of Operations. At December 31, 2009, the Fund had aggregate unfunded capital commitments of $5,936,277, for which no depreciation has been recognized.

12. OTHER DERIVATIVE INFORMATION

At December 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$36,413,357	Unrealized depreciation on forward exchange contracts	$3,148,706

For the year ended December 31, 2009, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year Ended December 31, 2009	Change in Unrealized Appreciation (Depreciation) for the Year Ended December 31, 2009	Average Amount Outstanding During the Year[a]
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(51,135,499)	$9,641,666	1,111,127,991
Equity contracts	Net realized gain (loss) from investments and written options / Net change in unrealized appreciation (depreciation) on investments	(12,849,665)	(227,254)	2,874

aRepresents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

12. OTHER DERIVATIVE INFORMATION (continued)

See Note 1(d) regarding derivative financial instruments.

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2009, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
CB FIM Coinvestors LLC	—	6,400,507	—	6,400,507	$—	$—	$—
GLCP Harrah’s Investment LP	5,565,600	—	—	5,565,600	—	—	—
MCII Holdings Inc.	—	2,219	—	2,219	—	—	—
MCII Holdings Inc., PIK, pfd., A	—	16,805	—	16,805	7,810,403	694,811	—

Total Affiliated Securities (0.16% of Net Assets)					$7,810,403	$694,811	$—

14. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund’s Investment Manager, may serve from time to time as members of bondholders’ steering committees, official creditors’ committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund’s policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

15. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

16. FAIR VALUE MEASUREMENTS

The Fund follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Airlines	$—	$17,432	$—		$17,432
Auto Components	—	—	8,663,585	[b]	8,663,585
Chemicals	49,278,596	—	25,000		49,303,596
Commercial Banks	105,320,453	6,170,250	—	[b]	111,490,703
Computers & Peripherals	71,207,818	—	179,657	[b]	71,387,475
Consumer Finance	—	—	21,844,439		21,844,439
Diversified Financial Services	101,417,391	—	6,316,000	[b]	107,733,391
Diversified Telecommunication Services	124,602,861	302,363	—	[b]	124,905,224
Insurance	257,108,003	—	34,774		257,142,777
Machinery	5,604,144	—	7,810,403	[b]	13,414,547
Media	171,166,576	1,342,824	—	[b]	172,509,400
Real Estate Management & Development	16,343,184	—	8,146,075		24,489,259
All Other Equity Investments[c]	3,033,365,858	—	—	[b]	3,033,365,858
Corporate Bonds, Notes and Senior Floating Rate Interests	—	232,343,952	6,419,422		238,763,374
Corporate Bonds and Notes in Reorganization	—	102,966	25		102,991
Companies in Liquidation	—	—	—	[b]	—
Short Term Investments	559,890,295	14,151,741	—		574,042,036

Total Investments in Securities	$4,495,305,179	$254,431,528	$59,439,380		$4,809,176,087

Forward Exchange Contracts	—	36,413,357	—		36,413,357
Unfunded Loan Commitments	—	1,315,867	—		1,315,867

Liabilities:
Securities Sold Short	37,204,123	—	—		37,204,123
Forward Exchange Contracts	—	3,148,706	—		3,148,706

aIncludes common and preferred stock as well as other equity investments.

bIncludes securities determined to have no value at December 31, 2009.

cFor detailed industry descriptions, see the accompanying Statements of Investments.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

16. FAIR VALUE MEASUREMENTS (continued)

At December 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, were as follows:

	Beginning Balance	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfer In (Out) of Level 3	Ending Balance		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets
Investments in Securities:
Equity Investments:[a]
Auto Components	$3,516,464	$—	$5,147,121	$—	$—	$8,663,585	[b]	$5,147,121
Chemicals	25,000	—	—	—	—	25,000		—
Commercial Banks	—	—	(255,167)	4,330,000	(4,074,833)	—	[b]	—
Computers & Peripherals	—	—	179,657	—	—	179,657	[b]	179,657
Consumer Finance	4,086,327	—	(19,941,548)	37,699,660	—	21,844,439		(19,941,548)
Diversified Financial Services	—	—	—	6,316,000	—	6,316,000	[b]	—
Diversified Telecommunication Services	3,134,806	—	1,895,936	—	(5,030,742)	—	[b]	—
Health Care Providers & Services	2,069,470	—	98,546	—	(2,168,016)	—		—
Hotels, Restaurants & Leisure	1,669,680	—	(1,669,680)	—	—	—	[b]	(1,669,680)
Insurance	38,219	—	(3,445)	—	—	34,774		(3,445)
Machinery	—	—	(11,362,166)	19,172,569	—	7,810,403	[b]	(11,362,166)
Multi-Utilities	—	238,771	5,895	(244,666)	—	—		—
Real Estate Management & Development	5,920,384	—	2,225,691	—	—	8,146,075		2,225,691
Corporate Bonds, Notes and Senior Floating Rate Interests	25,333,705	(8,593,908)	15,996,272	(26,316,647)	—	6,419,422		761,214
Corporate Bonds and Notes in Reorganization	367,870	(10,919,436)	13,106,348	(2,554,757)	—	25		—
Companies in Liquidation	6,692,286	—	(6,692,286)	—	—	—	[b]	—

Total	$52,854,211	$(19,274,573)	$(1,268,826)	$38,402,159	$(11,273,591)	$59,439,380		$(24,663,155)

aIncludes common and preferred stock as well as other equity investments.

bIncludes securities determined to have no value at December 31, 2009.

17. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

18. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

ABBREVIATIONS

Counterparty	Currency	Selected Portfolio
BOFA - Bank of America N.A.	EUR - Euro	ADR - American Depository Receipt
BZWS - Barclays Bank PLC	JPY - Japanese Yen	DIP - Debtor-In-Possession
DBAB - Deutsche Bank AG		FHLB - Federal Home Loan Bank
FBCO - Credit Suisse International		FRN - Floating Rate Note
HAND - Svenska Handelsbanken		PIK - Payment-In-Kind
HSBC - HSBC Bank USA
SSBT - State Street Bank and Trust Co., N.A.

Franklin Templeton Variable Insurance Products Trust

Mutual Shares Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Shares Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Mutual Shares Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 52.60% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2009.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This annual report for Templeton Developing Markets Securities Fund covers the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+73.32%	+11.71%	+7.67%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton Developing Markets Fund.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the MSCI EM Index’s +79.02% total return, and the S&P/IFCI Composite Index’s +81.03% total return for the same period.1 Please note that index performance numbers are purely for reference and that we do not attempt to track an index, but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

After falling dramatically until March, emerging markets experienced a tremendous surge. Some stock markets doubled in returns and pushed emerging markets as a whole to a record year. The substantial rally was a result of many factors but most significantly the rapid increase in money supply and liquidity supplied by governments globally to prevent an economic depression, which led to a huge influx of funds in the emerging markets asset class. In 2009, net inflows were nearly US$83 billion.2

Another critical factor for emerging market equity strength in 2009 was the resilience of China and India, the world’s two most populous countries. Despite the global economic downturn’s severity, annualized gross domestic product expanded 7.7% in China and 5.6% in India for the first nine months of 2009.3

The year was not without setbacks, but they were few and far between. One was the Dubai debt crisis, which was set off by an announcement from the Dubai government-owned conglomerate Dubai World on a debt payment standstill. Fears of contagion beyond the Gulf region triggered sharp selloffs in global equity markets, but most markets rebounded quickly after the United Arab Emirates offered fresh funding to its regional banks and neighboring Abu Dhabi stepped in with its own liquidity offer. In general, as long as global money supply continues its upward trend, we believe the bullish investor sentiment surrounding emerging markets stocks could be sustained.

1. Source: © 2009 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: EPFR Global.

3. Sources: National Bureau of Statistics, China; Central Statistical Organisation, India. Figures are an average of quarterly year-over-year growth rates.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Investing in emerging markets is subject to all the risks of foreign investing generally as well as additional, heightened risks, including currency fluctuations, economic instability, market volatility, political and social instability, the relatively smaller size and lesser liquidity of these markets, and less government supervision and regulation of business and industry practices. By having significant investments in one or more countries or in particular sectors or industries from time to time, the Fund may carry greater risk of adverse developments in a country, sector or industry than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

From a regional perspective, Latin America was the top performing emerging market in 2009. A rebound in commodity prices from their 2008 lows and stronger local currencies supported Latin American equity prices. In particular, Brazil’s stocks rallied mainly due to the country’s solid economic fundamentals, strong fiscal and monetary policies, and resilience amid the world financial crisis. Asia overall delivered a +74.21% return in U.S. dollar terms with India and Indonesia gaining more than 100%, as measured by the MSCI EM Asia Index, but nonetheless Asia underperformed its Latin American and Eastern European counterparts for the year.1 In Eastern Europe, lower interest rates, subsiding credit crunch worries and what we considered attractive valuations helped stock markets there stage a strong recovery in the latter part of 2009 after a period of underperformance earlier in the year, and within that region, Russia and Turkey were standouts.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we may make on-site visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically five years) earnings, asset value and cash flow potential. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

During the 12 months under review, among the most significant contributors to the Fund’s absolute performance were Brazil’s two resources giants, Petrobras (Petroleo Brasileiro) in oil and gas, and Vale in iron ore. Rebounding commodity prices lifted stock prices of energy and metals and mining companies, and we increased the Fund’s positions in Petrobras and Vale largely due to our expectations of a long-term uptrend in commodity prices. Another key contributor was India’s Tata Consultancy Services, which continued to benefit from the IT services outsourcing trend. We also increased the Fund’s exposure to Tata during the reporting period.

In contrast, some of the largest detractors from absolute Fund performance were China Mobile, the country’s market leader in wireless services, Telmex (Telefonos de Mexico), a telecommunications conglomerate, and China Construction Bank, a major commercial bank. These stocks underperformed their emerging markets peers, and we eliminated these positions by period-end.

At year-end, our assessment of the energy and commodities sectors remains positive. Based on our analysis, we believe commodity prices could maintain a long-term upward trend because of commodities’ relatively inelastic supply and strong demand from emerging markets. In particular, growing energy demand boosted crude oil prices, and demand for hard commodities such as metals rose due to ongoing infrastructure development. Moreover, several emerging markets countries are major suppliers and consumers of various commodities. In line with our strategy, we considered many commodity-related companies attractive investment opportunities, and we believe they are well positioned to remain profitable.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2009, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

During the review period, we increased the Fund’s holdings in Russia, India and South Korea as we searched for attractive investment opportunities. We also made select purchases in Austria, Brazil and Thailand due to attractive fundamentals in our view. Among our major purchases, we added to the Fund’s existing position in Russia’s Gazprom, the world’s largest gas producer, and initiated new positions in Sesa Goa, India’s biggest iron ore exporter, and SK Energy, a major South Korean oil refiner. By industry, we made key investments in oil and gas, diversified metals and mining, and construction and engineering companies, including PetroChina, one of the country’s largest oil and gas companies, and GS Engineering and Construction, South Korea’s leading construction company.

Top 10 Holdings

Templeton Developing Markets Securities Fund

12/31/09

Company Sector/Industry, Country	% of Total Net Assets
Vale SA, ADR, pfd., A	4.6%
Metals & Mining, Brazil
Petrobras (Petroleo Brasileiro SA), ADR, pfd.	4.3%
Oil, Gas & Consumable Fuels, Brazil
PetroChina Co. Ltd., H	3.6%
Oil, Gas & Consumable Fuels, China
Gazprom, ADR	3.4%
Oil, Gas & Consumable Fuels, Russia
Tata Consultancy Services Ltd.	3.2%
IT Services, India
Sesa Goa Ltd.	3.0%
Metals & Mining, India
Itau Unibanco Holding SA, ADR	2.8%
Commercial Banks, Brazil
LUKOIL Holdings, ADR	2.6%
Oil, Gas & Consumable Fuels, Russia
OTP Bank Ltd.	2.3%
Commercial Banks, Hungary
Anglo American PLC	2.2%
Metals & Mining, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Conversely, we reduced the Fund’s exposure to South Africa, Mexico and China via Hong Kong-listed China H and Red Chip shares.4 Key sales during the period included ICBC (Industrial and Commercial Bank of China), a major commercial bank, and MTN Group, a South African cellular telecommunication services provider. These sales allowed the Fund to focus on stocks we deemed to be relatively more attractively valued within our investment universe. Industry-wise, we made large sales of holdings in telecommunication services, banks and tobacco.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

4. “China H” denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong-listed companies with significant exposure to China. China H and Red Chip shares are traded on the Hong Kong Stock Exchange.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets Securities Fund

12/31/09

% of Total Net Assets
Brazil	19.2%
India	15.4%
Russia	14.0%
China	11.2%
South Korea	4.9%
Turkey	3.6%
U.K.	3.6%
Austria	2.9%
South Africa	2.8%
Hungary	2.7%

Templeton Developing Markets Securities Fund Class 1

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,346.50	$8.10
Hypothetical (5% return before expenses)	$1,000	$1,018.30	$6.97

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (1.37%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 1	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.11	$16.16	$13.92	$10.99	$8.73

Income from investment operations[a]:
Net investment income[b]	0.12	0.16	0.32	0.24	0.17
Net realized and unrealized gains (losses)	4.02	(7.40)	3.51	2.84	2.23

Total from investment operations	4.14	(7.24)	3.83	3.08	2.40

Less distributions from:
Net investment income	(0.36)	(0.37)	(0.38)	(0.15)	(0.14)
Net realized gains	(0.03)	(2.44)	(1.21)	—	—

Total distributions	(0.39)	(2.81)	(1.59)	(0.15)	(0.14)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$9.86	$6.11	$16.16	$13.92	$10.99

Total return[d]	73.32%	(52.62)%	29.09%	28.43%	27.76%
Ratios to average net assets
Expenses[e]	1.45%	1.52%	1.48%	1.47%	1.53%
Net investment income	1.64%	1.52%	2.07%	1.93%	1.77%

Supplemental data
Net assets, end of year (000’s)	$325,927	$234,213	$753,843	$749,120	$651,826
Portfolio turnover rate	56.58% [f]	75.11% [f]	98.32%	53.65%	31.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 2	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.04	$15.99	$13.79	$10.90	$8.67

Income from investment operations[a]:
Net investment income[b]	0.11	0.15	0.27	0.20	0.14
Net realized and unrealized gains (losses)	3.98	(7.33)	3.49	2.82	2.21

Total from investment operations	4.09	(7.18)	3.76	3.02	2.35

Less distributions from:
Net investment income	(0.32)	(0.33)	(0.35)	(0.13)	(0.12)
Net realized gains	(0.03)	(2.44)	(1.21)	—	—

Total distributions	(0.35)	(2.77)	(1.56)	(0.13)	(0.12)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$9.78	$6.04	$15.99	$13.79	$10.90

Total return[d]	72.59%	(52.70)%	28.78%	28.09%	27.43%
Ratios to average net assets
Expenses[e]	1.70%	1.77%	1.73%	1.72%	1.78%
Net investment income	1.39%	1.27%	1.82%	1.68%	1.52%
Supplemental data
Net assets, end of year (000’s)	$435,947	$264,186	$1,090,549	$857,514	$650,646
Portfolio turnover rate	56.58% [f]	75.11% [f]	98.32%	53.65%	31.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 3	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.02	$15.96	$13.78	$10.90	$8.68

Income from investment operations[a]:
Net investment income[b]	0.10	0.11	0.24	0.20	0.04
Net realized and unrealized gains (losses)	3.97	(7.27)	3.52	2.83	2.32

Total from investment operations	4.07	(7.16)	3.76	3.03	2.36

Less distributions from:
Net investment income	(0.33)	(0.34)	(0.37)	(0.15)	(0.14)
Net realized gains	(0.03)	(2.44)	(1.21)	—	—

Total distributions	(0.36)	(2.78)	(1.58)	(0.15)	(0.14)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$9.73	$6.02	$15.96	$13.78	$10.90

Total return[d]	72.63%	(52.67)%	28.70%	28.17%	27.45%
Ratios to average net assets
Expenses[e]	1.70%	1.77%	1.73%	1.72%	1.78%
Net investment income	1.39%	1.27%	1.82%	1.68%	1.52%

Supplemental data
Net assets, end of year (000’s)	$66,718	$32,953	$100,961	$43,372	$11,521
Portfolio turnover rate	56.58% [f]	75.11% [f]	98.32%	53.65%	31.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.09	$14.88

Income from investment operations[b]:
Net investment income (loss)[c]	0.09	(0.33)
Net realized and unrealized gains (losses)	4.00	(5.65)

Total from investment operations	4.09	(5.98)

Less distributions from:
Net investment income	(0.35)	(0.37)
Net realized gains	(0.03)	(2.44)

Total distributions	(0.38)	(2.81)

Redemption fees[d]	—	—

Net asset value, end of year	$9.80	$6.09

Total return[e]	72.45%	(48.66)%
Ratios to average net assets[f]
Expenses[g]	1.80%	1.87%
Net investment income	1.29%	1.17%

Supplemental data
Net assets, end of year (000’s)	$26,362	$7,208
Portfolio turnover rate	56.58% [h]	75.11% [h]

aFor the period February 29, 2008 (effective date) to December 31, 2008

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks 85.0%
Argentina 0.4%
Tenaris SA, ADR	Energy Equipment & Services	84,900	$3,620,985

Austria 2.9%
Erste Group Bank AG	Commercial Banks	217,767	8,123,492
[a]IMMOEAST AG	Real Estate Management & Development	787,051	4,337,503
OMV AG	Oil, Gas & Consumable Fuels	205,986	9,052,161
Raiffeisen International Bank Holding AG	Commercial Banks	54,545	3,084,099

			24,597,255

Brazil 8.4%
AES Tiete SA	Independent Power Producers & Energy Traders	687,291	6,782,218
Companhia de Bebidas das Americas (AmBev)	Beverages	214,255	18,131,160
Itau Unibanco Holding SA, ADR	Commercial Banks	1,031,374	23,556,582
Natura Cosmeticos SA	Personal Products	823,138	17,147,528
Souza Cruz SA	Tobacco	199,070	6,596,835

			72,214,323

China 11.2%
[a]Aluminum Corp. of China Ltd., H	Metals & Mining	7,701,000	8,491,888
Angang Steel Co. Ltd., H	Metals & Mining	2,156,000	4,760,401
China Coal Energy Co., H	Oil, Gas & Consumable Fuels	6,513,000	11,961,402
China Dongxiang Group Co.	Textiles, Apparel & Luxury Goods	4,097,000	3,170,357
China Molybdenum Co. Ltd., H	Metals & Mining	3,393,391	2,730,923
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	1,212,000	1,080,119
China Shipping Development Co. Ltd., H	Marine	4,110,000	6,180,610
CNOOC Ltd.	Oil, Gas & Consumable Fuels	3,077,000	4,841,482
Denway Motors Ltd.	Automobiles	12,353,959	7,870,895
[a]Hidili Industry International Development Ltd.	Metals & Mining	8,689,000	10,948,519
Lonking Holdings Ltd.	Machinery	4,058,000	2,820,927
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	25,710,000	30,903,594

			95,761,117

Hong Kong 1.6%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,014,733	6,078,251
[a]GOME Electrical Appliances Holdings Ltd.	Specialty Retail	9,247,000	3,363,109
VTech Holdings Ltd.	Communications Equipment	456,000	4,369,630

			13,810,990

Hungary 2.7%
[a]MOL Hungarian Oil and Gas Nyrt.	Oil, Gas & Consumable Fuels	39,364	3,540,303
[a]OTP Bank Ltd.	Commercial Banks	677,397	19,552,841

			23,093,144

India 15.4%
GAIL India Ltd.	Gas Utilities	955,643	8,506,273
Grasim Industries Ltd.	Construction Materials	38,057	2,031,757
Hindalco Industries Ltd.	Metals & Mining	3,973,579	13,763,258
Infosys Technologies Ltd.	IT Services	135,890	7,628,257
National Aluminium Co. Ltd.	Metals & Mining	519,824	4,682,448
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	601,056	15,250,452
[a]Oil India Ltd.	Oil, Gas & Consumable Fuels	158,994	4,247,548
Sesa Goa Ltd.	Metals & Mining	2,931,337	25,937,374

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
India (continued)
Steel Authority of India Ltd.	Metals & Mining	1,057,892	$5,485,493
Tata Chemicals Ltd.	Chemicals	1,120,158	7,776,663
Tata Consultancy Services Ltd.	IT Services	1,690,483	27,309,624
Tata Steel Ltd.	Metals & Mining	693,000	9,222,081

			131,841,228

Indonesia 1.8%
PT Astra International Tbk	Automobiles	2,815,500	10,365,819
PT Bank Central Asia Tbk	Commercial Banks	9,120,500	4,693,308

			15,059,127

Israel 0.6%
[a]Taro Pharmaceutical Industries Ltd.	Pharmaceuticals	543,219	4,823,785

Mexico 2.7%
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	307,367	14,440,102
Grupo Televisa SA	Media	1,023,475	4,258,595
Kimberly Clark de Mexico SAB de CV, A	Household Products	978,888	4,382,874

			23,081,571

Pakistan 1.3%
MCB Bank Ltd.	Commercial Banks	2,265,271	5,891,315
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	4,074,200	5,324,458

			11,215,773

Peru 0.3%
Credicorp Ltd.	Commercial Banks	30,700	2,364,514

Qatar 0.3%
Qatar National Bank	Commercial Banks	62,134	2,530,232

Russia 14.0%
Gazprom, ADR	Oil, Gas & Consumable Fuels	921,400	23,081,070
Gazprom, ADR (London Exchange)	Oil, Gas & Consumable Fuels	235,100	6,016,209
LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	75,208	4,241,731
LUKOIL Holdings, ADR (London Exchange)	Oil, Gas & Consumable Fuels	317,168	18,173,727
[a]Mining and Metallurgical Co. Norilsk Nickel, ADR	Metals & Mining	1,140,600	16,367,610
Mobile TeleSystems	Wireless Telecommunication Services	617,683	4,517,266
Mobile TeleSystems, ADR	Wireless Telecommunication Services	209,000	10,218,010
Rosneft Oil Co., GDR	Oil, Gas & Consumable Fuels	988,100	8,477,898
[a]RusHydro	Electric Utilities	2,869,265	107,715
Sberbank RF	Commercial Banks	5,005,590	14,060,702
TNK-BP	Oil, Gas & Consumable Fuels	4,531,950	7,817,614
[a,b]Uralkali, GDR, Reg S	Chemicals	220,500	4,654,755
[a]Wimm-Bill-Dann Foods	Food Products	44,628	2,000,741

			119,735,048

Singapore 0.4%
Fraser and Neave Ltd.	Industrial Conglomerates	1,139,041	3,403,751

South Africa 2.8%
Lewis Group Ltd.	Specialty Retail	289,766	2,072,550
Naspers Ltd., N	Media	218,591	8,849,838
Remgro Ltd.	Diversified Financial Services	465,961	5,609,163
Standard Bank Group Ltd.	Commercial Banks	510,761	7,030,718

			23,562,269

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
South Korea 4.9%
CJ Internet Corp.	Media	107,764	$1,275,341
GS Engineering & Construction Corp.	Construction & Engineering	106,518	9,911,200
Hyundai Development Co.	Construction & Engineering	121,970	3,948,603
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	15,392	10,546,670
Shinhan Financial Group Co. Ltd.	Commercial Banks	209,975	7,779,019
SK Energy Co. Ltd.	Oil, Gas & Consumable Fuels	87,734	8,840,551

			42,301,384

Sweden 1.1%
Oriflame Cosmetics SA, SDR	Personal Products	149,765	8,963,267

Taiwan 1.9%
MediaTek Inc.	Semiconductors & Semiconductor Equipment	162,624	2,836,642
President Chain Store Corp.	Food & Staples Retailing	4,167,075	9,912,923
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	1,843,169	3,716,299

			16,465,864

Thailand 2.0%
Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	752,200	1,961,673
PTT Exploration and Production Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	665,700	2,933,390
PTT Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	1,064,000	7,846,043
Thai Beverages Co. Ltd., fgn.	Beverages	26,566,000	4,630,857

			17,371,963

Turkey 3.6%
Akbank TAS	Commercial Banks	2,034,234	12,848,223
Anadolu Efes Biracilik Ve Malt Sanayii AS	Beverages	145,281	1,631,280
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	521,504	10,369,432
Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	786,337	5,570,894

			30,419,829

United Arab Emirates 1.1%
DP World Ltd.	Transportation Infrastructure	1,520,546	653,835
[a]Emaar Properties PJSC	Real Estate Management & Development	8,649,160	9,089,630

			9,743,465

United Kingdom 3.6%
[a]Anglo American PLC	Metals & Mining	441,920	19,053,849
Antofagasta PLC	Metals & Mining	704,479	11,305,133

			30,358,982

Total Common Stocks (Cost $486,850,080)			726,339,866

Preferred Stocks 11.3%
Brazil 10.8%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	429,613	9,395,636
Itausa—Investimentos Itau SA, pfd.	Commercial Banks	1,011,868	6,879,309
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	864,888	36,662,602
Vale SA, ADR, pfd., A	Metals & Mining	1,587,075	39,391,202

			92,328,749

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Preferred Stocks (continued)
Chile 0.5%
Embotelladora Andina SA, pfd., A	Beverages	1,467,125	$4,134,376

Total Preferred Stocks (Cost $45,308,797)			96,463,125

Total Investments before Short Term Investments (Cost $532,158,877)			822,802,991

Short Term Investments (Cost $28,389,812) 3.3%
Money Market Funds 3.3%
[c] Institutional Fiduciary Trust Money Market Portfolio, 0.00%		28,389,812	28,389,812

Total Investments (Cost $560,548,689) 99.6%			851,192,803
Other Assets, less Liabilities 0.4%			3,761,747

Net Assets 100.0%			$854,954,550

See Abbreviations on page TD-26.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2009, the value of this security was $4,654,755, representing 0.54% of net assets.

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statements of Assets and Liabilities

December 31, 2009

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$532,158,877
Cost - Sweep Money Fund (Note 7)	28,389,812

Total cost of investments	$560,548,689

Value - Unaffiliated issuers	$822,802,991
Value - Sweep Money Fund (Note 7)	28,389,812

Total value of investments	851,192,803
Cash	72,973
Receivables:
Investment securities sold	7,567,210
Capital shares sold	514,092
Dividends	1,955,029
Foreign tax	244,317
Other assets	85

Total assets	861,546,509

Liabilities:
Payables:
Capital shares redeemed	2,142,101
Affiliates	1,202,462
Deferred tax	2,868,645
Accrued expenses and other liabilities	378,751

Total liabilities	6,591,959

Net assets, at value	$854,954,550

Net assets consist of:
Paid-in capital	$782,935,443
Undistributed net investment income	6,700,234
Net unrealized appreciation (depreciation)	287,754,645
Accumulated net realized gain (loss)	(222,435,772)

Net assets, at value	$854,954,550

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)

December 31, 2009

Templeton Developing Markets Securities Fund
Class 1:
Net assets, at value	$325,926,745

Shares outstanding	33,041,033

Net asset value and maximum offering price per share	$9.86

Class 2:
Net assets, at value	$435,947,440

Shares outstanding	44,564,759

Net asset value and maximum offering price per share	$9.78

Class 3:
Net assets, at value	$66,718,047

Shares outstanding	6,858,706

Net asset value and maximum offering price per share[a]	$9.73

Class 4:
Net assets, at value	$26,362,318

Shares outstanding	2,690,463

Net asset value and maximum offering price per share	$9.80

aRedemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Operations

for the year ended December 31, 2009

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $1,780,796)
Unaffiliated issuers	$19,708,307
Sweep Money Fund (Note 7)	15,597
Interest	3,938

Total investment income	19,727,842

Expenses:
Management fees (Note 3a)	7,895,479
Administrative fees (Note 3b)	877,357
Distribution fees: (Note 3c)
Class 2	841,138
Class 3	118,237
Class 4	53,628
Unaffiliated transfer agent fees	2,876
Custodian fees (Note 4)	179,928
Reports to shareholders	171,990
Professional fees	89,728
Trustees’ fees and expenses	3,992
Other	49,946

Total expenses	10,284,299
Expense reductions (Note 4)	(413)

Net expenses	10,283,886

Net investment income	9,443,956

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (includes losses from a redemption in-kind of $6,207,989) (Note 10)	(56,237,916)
Foreign currency transactions	(252,324)

Net realized gain (loss)	(56,490,240)

Net change in unrealized appreciation (depreciation) on:
Investments	390,113,598
Translation of other assets and liabilities denominated in foreign currencies	(6,402)
Change in deferred taxes on unrealized appreciation	(2,868,645)

Net change in unrealized appreciation (depreciation)	387,238,551

Net realized and unrealized gain (loss)	330,748,311

Net increase (decrease) in net assets resulting from operations	$340,192,267

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$9,443,956	$17,230,649
Net realized gain (loss) from investments and foreign currency transactions	(56,490,240)	(131,179,941)
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	387,238,551	(761,427,069)

Net increase (decrease) in net assets resulting from operations	340,192,267	(875,376,361)

Distributions to shareholders from:
Net investment income:
Class 1	(13,652,950)	(15,246,189)
Class 2	(13,921,115)	(18,272,202)
Class 3	(1,779,543)	(1,805,309)
Class 4	(467,339)	(58,997)
Net realized gains:
Class 1	(1,172,623)	(101,141,199)
Class 2	(1,344,137)	(136,962,950)
Class 3	(166,799)	(13,097,616)
Class 4	(41,022)	(391,385)

Total distributions to shareholders	(32,545,528)	(286,975,847)

Capital share transactions: (Note 2)
Class 1	(15,950,150)	(54,850,288)
Class 2	3,177,398	(192,193,242)
Class 3	10,244,457	(8,380,444)
Class 4	11,266,396	10,948,393

Total capital share transactions	8,738,101	(244,475,581)

Redemption fees	10,133	34,017

Net increase (decrease) in net assets	316,394,973	(1,406,793,772)
Net assets:
Beginning of year	538,559,577	1,945,353,349

End of year	$854,954,550	$538,559,577

Undistributed net investment income included in net assets:
End of year	$6,700,234	$20,812,671

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Developing Markets Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	8,168,810	$63,707,152	2,353,700	$25,940,524
Shares issued in reinvestment of distributions	2,750,570	14,825,573	10,523,272	116,387,388
Shares redeemed in-kind (Note 10)	(7,688,598)	(41,966,671)	(4,035,054)	(26,002,704)
Shares redeemed	(8,503,331)	(52,516,204)	(17,164,161)	(171,175,496)

Net increase (decrease)	(5,272,549)	$(15,950,150)	(8,322,243)	$(54,850,288)

Class 2 Shares:
Shares sold	10,529,364	$81,012,897	11,623,915	$125,237,066
Shares issued in reinvestment of distributions	2,847,995	15,265,252	14,189,685	155,235,152
Shares redeemed in-kind (Note 10)	—	—	(16,334,498)	(160,666,736)
Shares redeemed	(12,555,978)	(93,100,751)	(33,921,710)	(311,998,724)

Net increase (decrease)	821,381	$3,177,398	(24,442,608)	$(192,193,242)

Class 3 Shares:
Shares sold	2,627,098	$19,856,055	1,019,532	$12,310,616
Shares issued in reinvestment of distributions	365,167	1,946,341	1,367,241	14,902,925
Shares redeemed	(1,609,465)	(11,557,938)	(3,236,638)	(35,593,985)

Net increase (decrease)	1,382,800	$10,244,457	(849,865)	$(8,380,444)

Class 4 Shares:
Shares sold	1,613,355	$12,381,956	1,437,741	$12,416,230
Shares issued on reinvestment of distributions	94,491	508,362	40,710	449,439
Shares redeemed	(201,223)	(1,623,922)	(294,611)	(1,917,276)

Net increase (decrease)	1,506,623	$11,266,396	1,183,840	$10,948,393

[a]	For the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the Fund had tax basis capital losses of $212,573,452 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2009, the Fund deferred realized capital losses of $805,355.

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$29,826,261	$55,303,760
Long term capital gain	2,719,267	231,672,087

	$32,545,528	$286,975,847

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$575,460,903

Unrealized appreciation	$298,171,574
Unrealized depreciation	(22,439,674)

Net unrealized appreciation (depreciation)	$275,731,900

Distributable earnings – undistributed ordinary income	$12,555,477

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and corporate actions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, gains (losses) realized on in-kind shareholder redemptions, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $345,983,915 and $343,554,233, respectively. Sales of investments excludes redemption in-kind of $41,966,671.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

10. REDEMPTION IN-KIND

During the year ended December 31,2009, the Fund realized $6,207,989 of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

During the year ended December 31,2008, the Fund realized $8,268,018 of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such losses are not taxable to the Fund and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

11. FAIR VALUE MEASUREMENTS

The Fund follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At December 31, 2009, all of the Fund’s investments in securities carried at fair value were in Level 1 inputs. For detailed industry/country descriptions, see the accompanying Statement of Investments.

12. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

GDR - Global Depository Receipt

SDR - Swedish Depository Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Developing Markets Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $2,719,267 as a long term capital gain dividend for the fiscal year ended December 31, 2009.

At December 31, 2009, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2010 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON FOREIGN SECURITIES FUND

We are pleased to bring you Templeton Foreign Securities Fund’s annual report for the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+37.34%	+5.03%	+3.08%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton International Fund.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the MSCI EAFE Index, which delivered a total return of +32.46% for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Equity markets entered 2009 largely pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. As government monetary and fiscal intervention began to gain traction toward the end of the first quarter, equities bottomed and largely reversed their decline, economic growth stabilized and rebounded, and confidence was rekindled as investors began to believe the global financial system was finally on the mend. Global equities rallied 73% from their March lows, led by the riskier, lower quality stocks that had been most vulnerable to a systemic meltdown or funding collapse.2 Emerging market economies fueled the recovery as governments aggressively incentivized lending and consumption, resulting in a dramatic statistical recovery that laid the groundwork for the developing world’s best annual equity rally on record. Growing demand from emerging markets supported commodity prices, which also posted record gains during the year. For most of the year, the fading U.S. dollar also helped underpin the rally in hard assets, while continued euro and yen strength created headwinds for regional recoveries.

Nonetheless, developed economies technically recovered by year-end, with Germany and France leading the eurozone out of a recession and both Japan and the U.S. exiting their longest recessions since World War II. Credit spreads narrowed as access to capital expanded and the private sector significantly reduced debt, though largely by transferring its liabilities to the public balance sheet. The growing indebtedness of sovereign governments exposed structural weaknesses in places like

1. Source: © 2009 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. As measured by the MSCI All Country World Index. Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. By having significant investments in one or more countries or in particular sectors (such as financial services) from time to time, the Fund may carry greater risk of adverse developments in a country or sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

Dubai, Greece and Ireland, temporarily roiling markets toward the end of the year. Policymakers remained firmly committed to stimulus throughout the period, indicating that deflation worries persisted despite signs of economic stabilization. The U.S. Federal Reserve Board announced its intention to keep the benchmark lending rate “exceptionally low” for an extended period; the new Japanese administration trumpeted its fight against deflation; and even China restated its commitment to “moderately loose” policy. Still, policymakers began discussing exit strategies by period-end as interest rates remained at record lows and economic indicators rebounded.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, stock selection in the information technology sector benefited the Fund’s results relative to the benchmark MSCI EAFE Index.3 Within the sector, semiconductor and semiconductor equipment manufacturers Taiwan Semiconductor Manufacturing,4 South Korea’s Samsung Electronics4 and Germany’s Infineon Technologies performed well. Additionally, Singapore’s Flextronics International4 and Taiwan’s Lite-On Technologies4 were contributors in the sector. An underweighted allocation to the utilities sector and stock selection in the industrials sector also boosted relative performance.5 Key industrials sector contributors included the Netherlands’ Randstad Holding and Switzerland’s Adecco, both in the professional services industry. Other positions that helped relative results included Norway’s Telenor in the telecommunication services sector, the U.K.’s Kingfisher in the consumer discretionary sector and India’s Reliance Industries4 in the energy sector.6

3. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI.

4. This holding is not an index component.

5. The utilities sector comprises electric utilities and multi-utilities in the SOI.

6. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

Detractors from relative performance included stock selection and underweighted allocations in the materials and financials sectors.7 In the materials sector, Canadian mining company Barrick Gold4 and Finnish paper products manufacturer UPM-Kymmene hurt results, while in the financials sector, insurers ACE4 and Swiss Reinsurance underperformed. Other key detractors were France Telecom, French media and telecommunications conglomerate Vivendi, and U.K. mobile telecommunications company Vodafone Group. In the health care sector, Swiss biotechnology and chemicals company Lonza Group and Japan’s Takeda Pharmaceuticals also hindered results.8

From a geographic perspective, the Fund’s exposure to Asia boosted relative performance, as our investments in non-index components Taiwan and South Korea outperformed the benchmark index. Our sizable underweighting in Japan was also beneficial. In contrast, the Fund’s underweighted allocation to Australia, which performed well, was a drag on performance, as was stock selection in Europe, particularly in France and Sweden.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2009, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

7. The materials sector comprises containers and packaging, and metals and mining in the SOI. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

8. The health care sector comprises health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Foreign Securities Fund

12/31/09

Company Sector/Industry, Country	% of Total Net Assets
Vodafone Group PLC, ADR	3.0%
Wireless Telecommunication Services, U.K.
Telenor ASA	2.7%
Diversified Telecommunication Services, Norway
Samsung Electronics Co. Ltd.	2.3%
Semiconductors & Semiconductor Equipment, South Korea
Siemens AG	2.2%
Industrial Conglomerates, Germany
Sanofi-Aventis	2.2%
Pharmaceuticals, France
Total SA, B	2.2%
Oil, Gas & Consumable Fuels, France
Statoil ASA	2.1%
Oil, Gas & Consumable Fuels, Norway
Adecco SA	2.1%
Professional Services, Switzerland
GlaxoSmithKline PLC	2.0%
Pharmaceuticals, U.K.
ING Groep NV	2.0%
Diversified Financial Services, Netherlands

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,256.20	$4.27
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.75%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 1	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.95	$20.57	$19.00	$15.84	$14.53

Income from investment operations[a]:
Net investment income[b]	0.25	0.45	0.45	0.46	0.30
Net realized and unrealized gains (losses)	3.39	(8.01)	2.46	2.94	1.20

Total from investment operations	3.64	(7.56)	2.91	3.40	1.50

Less distributions from:
Net investment income	(0.43)	(0.45)	(0.44)	(0.24)	(0.19)
Net realized gains	(0.48)	(1.61)	(0.90)	—	—

Total distributions	(0.91)	(2.06)	(1.34)	(0.24)	(0.19)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$13.68	$10.95	$20.57	$19.00	$15.84

Total return[d]	37.34%	(40.23)%	15.79%	21.70%	10.48%
Ratios to average net assets
Expenses[e]	0.78%	0.77%	0.75%	0.75%	0.77%
Net investment income	2.28%	2.82%	2.22%	2.63%	2.03%

Supplemental data
Net assets, end of year (000’s)	$318,173	$262,725	$531,377	$594,991	$531,775
Portfolio turnover rate	22.50%	18.27%	26.74%	18.97% [f]	14.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 2	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.76	$20.25	$18.73	$15.63	$14.35

Income from investment operations[a]:
Net investment income[b]	0.22	0.40	0.38	0.40	0.26
Net realized and unrealized gains (losses)	3.34	(7.89)	2.44	2.91	1.19

Total from investment operations	3.56	(7.49)	2.82	3.31	1.45

Less distributions from:
Net investment income	(0.39)	(0.39)	(0.40)	(0.21)	(0.17)
Net realized gains	(0.48)	(1.61)	(0.90)	—	—

Total distributions	(0.87)	(2.00)	(1.30)	(0.21)	(0.17)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$13.45	$10.76	$20.25	$18.73	$15.63

Total return[d]	37.04%	(40.38)%	15.46%	21.44%	10.17%
Ratios to average net assets
Expenses[e]	1.03%	1.02%	1.00%	1.00%	1.02%
Net investment income	2.03%	2.57%	1.97%	2.38%	1.78%

Supplemental data
Net assets, end of year (000’s)	$2,010,268	$1,702,038	$3,255,154	$2,941,374	$2,232,990
Portfolio turnover rate	22.50%	18.27%	26.74%	18.97% [f]	14.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 3	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.70	$20.18	$18.68	$15.60	$14.35

Income from investment operations[a]:
Net investment income[b]	0.25	0.39	0.37	0.37	0.25
Net realized and unrealized gains (losses)	3.30	(7.84)	2.45	2.94	1.18

Total from investment operations	3.55	(7.45)	2.82	3.31	1.43

Less distributions from:
Net investment income	(0.40)	(0.42)	(0.42)	(0.23)	(0.18)
Net realized gains	(0.48)	(1.61)	(0.90)	—	—

Total distributions	(0.88)	(2.03)	(1.32)	(0.23)	(0.18)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$13.37	$10.70	$20.18	$18.68	$15.60

Total return[d]	37.20%	(40.39)%	15.45%	21.46%	10.13%
Ratios to average net assets
Expenses[e]	1.03%	1.02%	1.00%	1.00%	1.02%
Net investment income	2.03%	2.57%	1.97%	2.38%	1.78%

Supplemental data
Net assets, end of year (000’s)	$115,364	$271,061	$313,505	$150,417	$47,462
Portfolio turnover rate	22.50%	18.27%	26.74%	18.97% [f]	14.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.91	$18.90

Income from investment operations[b]:
Net investment income[c]	0.21	0.15
Net realized and unrealized gains (losses)	3.37	(6.08)

Total from investment operations	3.58	(5.93)

Less distributions from:
Net investment income	(0.42)	(0.45)
Net realized gains	(0.48)	(1.61)

Total distributions	(0.90)	(2.06)

Redemption fees[d]	—	—

Net asset value, end of year	$13.59	$10.91

Total return[e]	36.84%	(35.15)%
Ratios to average net assets[f]
Expenses[g]	1.13%	1.12%
Net investment income	1.93%	2.47%

Supplemental data
Net assets, end of year (000’s)	$48,501	$14,287
Portfolio turnover rate	22.50%	18.27%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests 96.3%
Aerospace & Defense 1.4%
BAE Systems PLC	United Kingdom	3,375,990	$ 19,543,796
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Brazil	700,030	15,477,663

			35,021,459

Air Freight & Logistics 0.8%
Deutsche Post AG	Germany	1,087,912	21,101,303

Automobiles 1.9%
Bayerische Motoren Werke AG	Germany	354,040	16,217,298
Toyota Motor Corp., ADR	Japan	380,380	32,012,781

			48,230,079

Capital Markets 0.4%
[a]KKR & Co. (Guernsey) LP	United States	1,155,000	9,817,500

Commercial Banks 3.1%
DBS Group Holdings Ltd.	Singapore	2,585,520	28,329,426
[a]KB Financial Group Inc., ADR	South Korea	793,291	40,338,847
Mitsubishi UFJ Financial Group Inc.	Japan	1,571,600	7,639,957

			76,308,230

Commercial Services & Supplies 0.6%
Brambles Ltd.	Australia	2,375,538	14,452,851

Communications Equipment 1.1%
Telefonaktiebolaget LM Ericsson, B, ADR	Sweden	2,929,600	26,923,024

Computers & Peripherals 2.1%
Compal Electronics Inc.	Taiwan	12,981,833	17,997,633
Lite-On Technology Corp.	Taiwan	22,930,764	34,442,739

			52,440,372

Containers & Packaging 0.5%
Rexam PLC	United Kingdom	2,609,190	12,217,819

Diversified Financial Services 2.0%
[a]ING Groep NV	Netherlands	5,078,534	50,160,708

Diversified Telecommunication Services 10.7%
China Telecom Corp. Ltd., H	China	73,292,357	30,626,312
Chunghwa Telecom Co. Ltd., ADR	Taiwan	641,569	11,913,936
France Telecom SA	France	1,868,953	46,630,704
Singapore Telecommunications Ltd.	Singapore	20,278,000	44,869,854
Telefonica SA, ADR	Spain	593,854	49,598,686
Telekom Austria AG	Austria	1,155,630	16,459,555
[a]Telenor ASA	Norway	4,844,334	67,737,436

			267,836,483

Electric Utilities 2.0%
E.ON AG	Germany	519,730	21,656,895
Iberdrola SA	Spain	2,862,677	27,332,188

			48,989,083

Electrical Equipment 0.4%
Shanghai Electric Group Co. Ltd.	China	22,524,000	10,428,719

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Electronic Equipment, Instruments & Components 1.3%
[a]Flextronics International Ltd.	Singapore	4,284,910	$31,322,692

Energy Equipment & Services 0.7%
Aker Solutions ASA	Norway	1,386,290	18,044,921

Food Products 3.3%
Nestle SA	Switzerland	900,480	43,669,126
Unilever PLC	United Kingdom	1,170,483	37,680,111

			81,349,237

Health Care Providers & Services 0.5%
Celesio AG	Germany	440,310	11,219,016

Hotels, Restaurants & Leisure 0.7%
[a]Autogrill SpA	Italy	1,429,290	18,045,343

Industrial Conglomerates 3.1%
Hutchison Whampoa Ltd.	Hong Kong	3,276,709	22,566,808
Siemens AG	Germany	598,694	55,165,127

			77,731,935

Insurance 7.0%
ACE Ltd.	United States	351,869	17,734,197
Aviva PLC	United Kingdom	4,759,280	30,519,086
AXA SA	France	1,750,958	41,456,004
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	215,170	33,532,517
Partnerre Ltd.	Bermuda	169,680	12,668,309
Swiss Reinsurance Co.	Switzerland	792,220	38,197,073

			174,107,186

IT Services 0.9%
Cap Gemini	France	492,960	22,559,555

Life Sciences Tools & Services 0.5%
Lonza Group AG	Switzerland	175,440	12,372,236

Media 5.1%
British Sky Broadcasting Group PLC	United Kingdom	2,941,216	26,699,492
Pearson PLC	United Kingdom	3,409,246	49,120,519
Reed Elsevier NV	Netherlands	1,742,483	21,453,280
Vivendi SA	France	980,449	29,185,030

			126,458,321

Metals & Mining 1.1%
Barrick Gold Corp.	Canada	663,561	26,172,515

Multi-Utilities 1.0%
GDF Suez	France	602,301	26,110,631

Multiline Retail 0.5%
Marks & Spencer Group PLC	United Kingdom	2,029,740	13,166,607

Oil, Gas & Consumable Fuels 11.4%
BP PLC	United Kingdom	4,406,715	42,757,505
Gazprom, ADR	Russia	1,132,600	28,371,630
Reliance Industries Ltd.	India	862,000	20,234,062
Royal Dutch Shell PLC, B	United Kingdom	1,116,613	32,672,380
Sasol, ADR	South Africa	971,480	38,800,911

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Oil, Gas & Consumable Fuels (continued)
Statoil ASA	Norway	2,120,780	$52,979,253
Talisman Energy Inc.	Canada	752,500	14,095,728
Total SA, B	France	846,266	54,518,496

			284,429,965

Pharmaceuticals 8.2%
GlaxoSmithKline PLC	United Kingdom	2,394,405	51,032,491
Merck KGaA	Germany	276,540	25,611,702
Novartis AG	Switzerland	551,140	30,082,027
Roche Holding AG	Switzerland	152,830	25,955,189
Sanofi-Aventis	France	697,965	55,010,559
Takeda Pharmaceutical Co. Ltd.	Japan	421,454	17,360,387

			205,052,355

Professional Services 4.7%
Adecco SA	Switzerland	956,590	52,720,340
Hays PLC	United Kingdom	10,335,597	17,295,578
[a]Randstad Holding NV	Netherlands	931,390	46,530,016

			116,545,934

Real Estate Management & Development 1.3%
Cheung Kong (Holdings) Ltd.	Hong Kong	2,483,922	32,131,418

Semiconductors & Semiconductor Equipment 5.3%
[a]Infineon Technologies AG	Germany	4,811,535	26,723,392
Samsung Electronics Co. Ltd.	South Korea	83,750	57,385,889
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	23,992,526	48,375,052

			132,484,333

Software 4.6%
[a]Check Point Software Technologies Ltd.	Israel	792,311	26,843,497
Nintendo Co. Ltd.	Japan	143,700	34,062,680
The Sage Group PLC	United Kingdom	2,045,770	7,286,268
SAP AG, ADR	Germany	1,002,230	46,914,386

			115,106,831

Specialty Retail 2.8%
Kingfisher PLC	United Kingdom	11,676,836	43,267,156
USS Co. Ltd.	Japan	431,520	26,268,049

			69,535,205

Textiles, Apparel & Luxury Goods 0.5%
Yue Yuen Industrial Holdings Ltd.	Hong Kong	3,874,500	11,243,181

Wireless Telecommunication Services 4.8%
Mobile TeleSystems, ADR	Russia	316,030	15,450,707
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,669,150	29,193,433
Vodafone Group PLC, ADR	United Kingdom	3,266,090	75,414,018

			120,058,158

Total Common Stocks and Other Equity Interests (Cost $2,255,951,404)			2,399,175,205

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Preferred Stocks (Cost $5,545,353) 1.5%
Metals & Mining 1.5%
Vale SA, ADR, pfd., A	Brazil	1,548,762	$38,440,273

Total Investments before Short Term Investments (Cost $2,261,496,757)			2,437,615,478

Short Term Investments (Cost $55,464,638) 2.2%
Money Market Funds 2.2%
[b]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	55,464,638	55,464,638

Total Investments (Cost $2,316,961,395) 100.0%			2,493,080,116
Other Assets, less Liabilities 0.0%[c]			(774,496)

Net Assets 100.0%			$2,492,305,620

See Abbreviations on page TF-24.

aNon-income producing.

bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

cRounds to less than 0.1% of net assets.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,261,496,757
Cost - Sweep Money Fund (Note 7)	55,464,638

Total cost of investments	$2,316,961,395

Value - Unaffiliated issuers	$2,437,615,478
Value - Sweep Money Fund (Note 7)	55,464,638

Total value of investments	2,493,080,116
Cash	68,387
Receivables:
Capital shares sold	1,154,445
Dividends	6,051,755
Other assets	350

Total assets	2,500,355,053

Liabilities:
Payables:
Investment securities purchased	25,188
Capital shares redeemed	3,362,500
Affiliates	2,435,174
Reports to shareholders	466,748
Deferred tax	1,550,561
Accrued expenses and other liabilities	209,262

Total liabilities	8,049,433

Net assets, at value	$2,492,305,620

Net assets consist of:
Paid-in capital	$2,575,812,281
Undistributed net investment income	45,063,070
Net unrealized appreciation (depreciation)	174,631,468
Accumulated net realized gain (loss)	(303,201,199)

Net assets, at value	$2,492,305,620

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2009

Templeton Foreign Securities Fund
Class 1:
Net assets, at value	$318,172,632

Shares outstanding	23,261,868

Net asset value and maximum offering price per share	$13.68

Class 2:
Net assets, at value	$2,010,267,713

Shares outstanding	149,492,367

Net asset value and maximum offering price per share	$13.45

Class 3:
Net assets, at value	$115,364,346

Shares outstanding	8,631,616

Net asset value and maximum offering price per share[a]	$13.37

Class 4:
Net assets, at value	$48,500,929

Shares outstanding	3,568,015

Net asset value and maximum offering price per share	$13.59

aRedemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes of $6,385,391)
Unaffiliated issuers	$69,318,538
Sweep Money Fund (Note 7)	120,719

Total investment income	69,439,257

Expenses:
Management fees (Note 3a)	14,398,241
Administrative fees (Note 3b)	2,275,940
Distribution fees: (Note 3c)
Class 2	4,382,816
Class 3	495,346
Class 4	105,558
Unaffiliated transfer agent fees	5,239
Custodian fees (Note 4)	352,271
Reports to shareholders	438,443
Professional fees	98,345
Trustees’ fees and expenses	15,510
Other	93,345

Total expenses	22,661,054
Expense reductions (Note 4)	(512)

Net expenses	22,660,542

Net investment income	46,778,715

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(271,485,203)
Foreign currency transactions	(1,095,768)

Net realized gain (loss)	(272,580,971)

Net change in unrealized appreciation (depreciation) on:
Investments	931,843,371
Translation of other assets and liabilities denominated in foreign currencies	168,773
Change in deferred taxes on unrealized appreciation	(1,550,561)

Net change in unrealized appreciation (depreciation)	930,461,583

Net realized and unrealized gain (loss)	657,880,612

Net increase (decrease) in net assets resulting from operations	$704,659,327

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$46,778,715	$84,658,819
Net realized gain (loss) from investments and foreign currency transactions	(272,580,971)	63,949,798
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	930,461,583	(1,758,879,925)

Net increase (decrease) in net assets resulting from operations	704,659,327	(1,610,271,308)

Distributions to shareholders from:
Net investment income:
Class 1	(10,082,097)	(10,823,949)
Class 2	(60,860,305)	(60,137,896)
Class 3	(10,601,203)	(8,627,614)
Class 4	(654,024)	(47,077)
Net realized gains:
Class 1	(11,279,713)	(39,165,092)
Class 2	(75,080,881)	(246,128,397)
Class 3	(12,814,465)	(33,305,113)
Class 4	(749,197)	(170,343)

Total distributions to shareholders	(182,121,885)	(398,405,481)

Capital share transactions: (Note 2)
Class 1	(11,544,985)	(20,239,535)
Class 2	(118,629,302)	(11,580,062)
Class 3	(174,980,330)	173,017,254
Class 4	24,793,775	17,522,726

Total capital share transactions	(280,360,842)	158,720,383

Redemption fees	18,230	31,545

Net increase (decrease) in net assets	242,194,830	(1,849,924,861)
Net assets:
Beginning of year	2,250,110,790	4,100,035,651

End of year	$2,492,305,620	$2,250,110,790

Undistributed net investment income included in net assets:
End of year	$45,063,070	$80,222,837

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Foreign Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	984,005	$11,607,893	1,086,211	$16,606,956
Shares issued in reinvestment of distributions	2,337,178	21,361,810	2,996,945	49,989,041
Shares redeemed	(4,055,131)	(44,514,688)	(5,914,630)	(86,835,532)

Net increase (decrease)	(733,948)	$(11,544,985)	(1,831,474)	$(20,239,535)

Class 2 Shares:
Shares sold	17,636,013	$191,261,657	18,662,528	$282,933,070
Shares issued in reinvestment of distributions	15,030,410	135,423,993	18,582,156	305,119,000
Shares redeemed	(41,328,787)	(445,314,952)	(39,817,365)	(599,632,132)

Net increase (decrease)	(8,662,364)	$(118,629,302)	(2,572,681)	$(11,580,062)

Class 3 Shares:
Shares sold	2,721,038	$28,784,908	8,547,568	$149,148,052
Shares issued in reinvestment of distributions	2,619,202	23,415,667	2,567,834	41,932,727
Shares redeemed	(22,034,601)	(227,180,905)	(1,325,100)	(18,063,525)

Net increase (decrease)	(16,694,361)	$(174,980,330)	9,790,302	$173,017,254

Class 4 Shares:
Shares sold	2,965,551	$33,480,588	1,321,338	$17,596,379
Shares issued on reinvestment of distributions	154,031	1,403,220	13,018	216,877
Shares redeemed	(860,936)	(10,090,033)	(24,987)	(290,530)

Net increase (decrease)	2,258,646	$24,793,775	1,309,369	$17,522,726

[a]	For the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	over $200 million, up to and including $1.3 billion
0.600%	over $1.3 billion, up to and including $10 billion
0.580%	over $10 billion, up to and including $15 billion
0.560%	over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	over $200 million, up to and including $700 million
0.100%	over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the Fund had tax basis capital losses of $300,458,970 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2009, the Fund deferred realized capital losses of $2,300,196.

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$82,201,258	$109,101,243
Long term capital gain	99,920,627	289,304,238

	$182,121,885	$398,405,481

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,317,403,432

Unrealized appreciation	$412,350,953
Unrealized depreciation	(236,674,269)

Net unrealized appreciation (depreciation)	$175,676,684

Distributable earnings – undistributed ordinary income	$45,063,070

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and pass-through entity income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $484,149,676 and $828,657,231, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At December 31, 2009, all of the Fund’s investments in securities carried at fair value were in Level 1 inputs. For detailed industry descriptions, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Foreign Securities Fund

Under Section 825(b)(3)(c) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $99,920,627 as a long term capital gain dividend for the fiscal year ended December 31, 2009.

At December 31, 2009, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2010 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

We are pleased to bring you Templeton Global Asset Allocation Fund’s annual report for the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+22.21%	+4.98%	+5.43%

*Past fee waivers and expense reductions by the investment manager and administrator increased total returns. If these actions had not been taken, performance would be lower.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the J.P. Morgan (JPM) Global Government Bond Index (GGBI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Global Asset Allocation Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

TGA-1

1. Source: © 2009 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. As measured by the MSCI AC World Index. Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Fund Goal and Main Investments: Templeton Global Asset Allocation Fund seeks high total return. The Fund normally invests in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market securities. The Fund normally invests substantially to primarily in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its broad equity benchmark, the MSCI AC World Index, which had a +35.41% total return for the year under review, and outperformed its fixed income benchmark, the JPM GGBI, which had a +1.90% total return for the same period.1

Economic and Market Overview

Equity markets entered 2009 largely pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. As government monetary and fiscal intervention began to gain traction toward the end of the first quarter, equities bottomed and largely reversed their decline, economic growth stabilized and rebounded, and confidence was rekindled as investors began to believe the global financial system was finally on the mend. Global equities rallied 73% from their March lows, led by the riskier, lower quality stocks that had been most vulnerable to a systemic meltdown or funding collapse.2 Emerging market economies fueled the recovery as governments aggressively incentivized lending and consumption, resulting in a dramatic statistical recovery that laid the groundwork for the developing world’s best annual equity rally on record. Growing demand from emerging markets supported commodity prices, which also posted record gains during the year. For most of the year, the fading U.S. dollar also helped underpin the rally in hard assets, while continued euro and yen strength created headwinds for regional recoveries.

Nonetheless, developed economies technically recovered by year-end, with Germany and France leading the eurozone out of a recession and both Japan and the U.S. exiting their longest recessions since World War II. Credit spreads narrowed as access to capital expanded and the

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. The Fund’s prospectus also includes a description of the main investment risks.

TGA-2

private sector significantly reduced debt, though largely by transferring its liabilities to the public balance sheet. The growing indebtedness of sovereign governments exposed structural weaknesses in places like Dubai, Greece and Ireland, temporarily roiling markets toward the end of the year. Policymakers remained firmly committed to stimulus throughout the period, indicating that deflation worries persisted despite signs of economic stabilization. The U.S. Federal Reserve Board announced its intention to keep the benchmark lending rate “exceptionally low” for an extended period; the new Japanese administration trumpeted its fight against deflation; and even China restated its commitment to “moderately loose” policy. Still, policymakers began discussing exit strategies by period-end as interest rates remained at record lows and economic indicators rebounded.

After a dismal beginning, 2009 ended on a positive note for global financial markets. The extreme pessimism present at the height of the crisis early in the year subsided, fueling a general rally across risk assets. As the differences between economic conditions around the world became clearer later in the year, markets began to differentiate between currencies and securities.

During the first quarter of the year, as the financial crisis reached its height, nearly all currencies sold off against the U.S. dollar, the Japanese yen and the Swiss franc, and sovereign credit spreads remained at historically wide levels. For much of the rest of the year, currency and credit exposures had a broad-based rally as the U.S. dollar fell indiscriminately and sovereign credit spreads declined from distressed levels. At year-end, particularly in December, the market began to price in a higher degree of differentiation. The indiscriminate rally lost steam and many assets traded sideways.

The U.S. labor market remained quite weak although it showed signs of improving toward the end of the year. The unemployment rate reached an almost 20-year high of 10.2% in October before declining to 10.0% in November.3 The housing market also showed signs of stabilizing as pending home sales recorded gains in September and October and in some areas, home prices increased each month since May. In the eurozone, third quarter gross domestic product improved relative to the second quarter but contracted 4.1% in annualized terms.4

3. Source: Bureau of Labor Statistics.

4. Source: Eurostat.

TGA-3

A recovery in global trade, rebuilding of inventories and government spending in the third quarter helped offset weakness in private consumption and investment.

The Dubai World debt standstill and Greece credit downgrade grabbed headlines toward the end of the period, but other overleveraged credits also suffered. Investors recognized that these economies faced very difficult economic outlooks even as the global economy began to recover. In contrast, data from Asian emerging markets as well as certain developed and Latin American countries confirmed their economies were improving. Some economies experienced robust domestic demand, but others lacked sustainable growth drivers and continued to struggle with deleveraging. This differentiation favored some currencies and drove interest rates higher in certain economies.

One important outcome from the recognition of economic differentiation in December was the U.S. dollar’s rise against the Japanese yen. In December, a more optimistic outlook for the U.S. economy led government bond yields to rise. At the same time, Japanese domestic demand remained very weak, the economy was still in deflation, and prospects for interest rate hikes appeared remote. This led to an increase in the interest rate differential between the U.S. and Japan, which favored the U.S. dollar.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing equity investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value.

In choosing debt investments, we allocate our assets among issuers, geographic regions and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates among currencies, and credit risks. With respect to debt securities, we may utilize forward currency exchange contracts.

Manager’s Discussion

Equity

During the fiscal year, stock selection and underweightings in the consumer staples and utilities sectors benefited the Fund’s performance

TGA-4

5. The consumer staples sector comprises beverages and food products in the SOI. The utilities sector comprises electric utilities and multi-utilities in the SOI.

6. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

7. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; and software in the SOI.

8. This holding is not an index component.

9. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

10. The materials sector comprises construction materials, metals and mining, and paper and forest products in the SOI.

relative to the MSCI AC World Index.5 Consumer staples sector holdings Dr. Pepper Snapple Group and Unilever each delivered positive results, while the Fund’s utilities sector holdings outperformed those of the index. Stock selection in the telecommunication services sector also boosted relative results, especially in the diversified telecommunication services industry where Norwegian company Telenor performed particularly well.6 Several information technology sector holdings also contributed to relative performance including U.S.-based hard drive and digital solutions provider Seagate Technology, South Korean semiconductor and electronics manufacturer Samsung Electronics, and Taiwan-based optical devices manufacturer Lite-On Technology. 7 We sold our Seagate position by period-end. Elsewhere, financials sector positions DBS Group Holdings, a holding company for Singapore’s largest bank, and KB Financial Group,8 a South Korean financial services firm, also performed well.9

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2009, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s (equity portion) performance was positively affected by the portfolio’s significant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Detractors from performance included stock selection and an underweighting in the financials and materials sectors, which outperformed the index.10 Financials holdings that detracted from performance included global insurer ACE, while in the materials sector, Finnish paper and

Top Five Countries

Templeton Global Asset Allocation Fund

12/31/09

% of Total Net Assets
U.S.	22.8%
U.K.	10.6%
South Korea	7.8%
Malaysia	6.8%
Brazil	6.0%

Top Five Sectors/Industries

Templeton Global Asset Allocation Fund

Based on Equity Securities

12/31/09

% of Total Net Assets
Pharmaceuticals	8.5%
Media	6.0%
Diversified Telecommunication Services	5.9%
Oil, Gas & Consumable Fuels	5.4%
Software	4.9%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TGA-5

forest products company UPM-Kymmene (sold by period-end) hurt results. In other sectors, video game maker Nintendo, in the information technology sector, and diversified telecommunication services company France Telecom hindered performance. Health care sector holdings including Japan’s Takeda Pharmaceuticals and U.S.-based Amgen were significant detractors, as was U.S. cable operator Comcast.11

Fixed Income

The Fund’s total return for the reporting period was influenced by various factors, including interest rate developments, currency movements, and exposure to sovereign debt markets.

During the year under review, market volatility enabled us to build positions in currencies such as the Brazilian real and South Korean won at levels not reached since previous crises, even though their underlying fundamentals were much stronger than those in past periods. We sought to capitalize on similar opportunities in duration and sovereign credit exposures. We felt the positions we built at distressed levels had strong underlying fundamentals and they provided the base for the Fund’s double-digit returns. More importantly, this meant that we were not exposed to the blowups that took place in specific markets.

Interest Rate Strategy

In the beginning of 2009, developed economies undertook their final interest rate cuts to counter the global recession. Although target interest rates fell 150 basis points (100 basis points equal one percentage point) in the eurozone and the U.K. during the year, and were unchanged at historical lows in the U.S. and Japan, government bond yields rose across the majority of developed economies as the economic outlook improved and high fiscal deficits led to increased government bond issuance. Despite policymakers’ efforts to reassure markets they would maintain historically loose monetary policy for an extended period, attention increasingly shifted to how monetary stimulus eventually would be unwound. This led to steepening yield curves in developed countries. Even in an environment of generally rising government bond yields, the Fund’s duration exposure contributed positively to relative and absolute returns largely through its selective duration exposure in countries like Indonesia and Chile and lack of exposure to U.S. Treasuries and Japanese government bonds. Government bond yields in these nondeveloped economies had lagged the rally in core

11. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

TGA-6

developed government bonds. The Fund sought to take advantage of this risk aversion-fueled underperformance to build positions in economies we feel have strong fundamentals that could allow for significant monetary policy easing to cushion the impact of the global recession. Toward period-end, we took profits in several such duration positions where interest rates had fallen to historical lows, and where we viewed an economic recovery as being likely, such as in South Korea and Chile. However, we continued to see the potential for lower long-term government bond yields in a select few credits such as Indonesia and Brazil, where we believed aggressive interest rate hikes were already priced in and where improved monetary and fiscal policy would likely lower the risk premium embedded in long-term government bonds.

Currency Strategy

The Fund’s diverse, actively managed currency exposure provided strong returns during the year. The U.S. dollar fell 5.87% against its major trading partners due to the recovery in risk appetite and exceptionally loose monetary and fiscal policy.12 The U.S. dollar weakened against the majority of Latin American currencies as these countries benefited from improved economic outlooks and prospects for economic recoveries before those in the developed world. The Fund benefited from its Brazilian real position as the real appreciated 33.78% versus the U.S. dollar during the year.13 Brazil’s domestic demand-led economy was the most resilient among the large regional economies. Outside of Brazil, the Fund also benefited from exposures to the Mexican peso and Chilean peso.

The Fund’s net negative euro exposure benefited relative performance as well. Our analysis indicated the euro was overvalued near its peak in 2008. The market had priced in a situation where the U.S. would suffer a recession but Europe would decouple, which we considered unlikely. Despite large swings in the euro’s value during the year, it closed only 3.22% stronger against the U.S. dollar.13 Eurozone economic recovery began, although the pace moderated in the fourth quarter. Given the eurozone’s relatively slow recovery, investors became concerned regarding the sustainability of debt dynamics of some of the less developed eurozone countries such as Greece. Differentiation was also present in non-euro European countries, as Scandinavian and Polish economies were relatively strong and the Fund’s exposure to these

12. Source: Federal H10 Report.

13. Source: IDC/Exshare.

TGA-7

peripheral currencies benefited its relative performance. Norway was one of the first economies to begin tightening monetary policy with interest rate hikes in October and December. Israel also increased interest rates, although our recently added exposure to the shekel detracted marginally. The outlook for strong recoveries in these economies made their exceptionally loose monetary policy inappropriate well ahead of the U.K. or eurozone.

Asian currencies benefited the Fund’s relative and absolute returns. We believe recent economic data, such as accelerating economic activity and resilient domestic demand, largely confirmed our view that the region would likely continue to show strong growth relative to other parts of the world. Inflation remained low throughout the region even as gaps between supply and demand began to close. This allowed governments to generally maintain their stimulus policies. However, there were some signs that policymakers were beginning to lean toward tightening as several countries took steps to limit property price appreciation, and Australia raised interest rates. The Fund’s returns benefited from large exposures to the South Korean won and Indonesian rupiah, which appreciated 8.16% and 16.02% against the U.S. dollar.13 We added to these positions at distressed levels early in the year, and then benefited as the market priced in what we considered more appropriate valuations based on their robust fundamentals. Such gains were only partially offset by losses from our negative exposures to the New Zealand dollar and Singapore dollar. We added these positions as partial risk hedges during the year in case of a return of risk aversion, which did not materialize. The correlation between the interest rate differential and exchange rate of the U.S. with Japan has been strong historically, and we expect it to continue going forward due to large portfolio flows and corporate hedging activities. Thus, we positioned the Fund to benefit if government bond yields rise in the U.S. through a net negative exposure to the Japanese yen. This strategy contributed strongly toward the end of the year, but yen exposure for the year as a whole still marginally detracted.

Global Sovereign Debt Strategy

The Fund’s outperformance during the period benefited significantly from its sovereign credit exposure, an area where we had very little exposure before the sell-off in 2008. Valuations for credit exposure improved significantly during the crisis, allowing us to add exposure to countries with strong underlying fundamentals at distressed levels. Emerging sovereign credit provided exceptionally strong returns during

TGA-8

the year as spreads compressed from the historically high levels at the height of the crisis. Despite this exceptional performance, we found what we considered attractive opportunities as relative fundamentals continued to favor emerging markets. Emerging markets, especially in Asia, experienced stronger relative growth as they were not plagued to the same extent by the causes of the financial crisis, particularly an overreliance on leverage. They remained creditors to the rest of the world and received increasing capital inflows due to higher available returns. Their better outlooks also meant that policy responses did not need to be as aggressive, which led to lower government deficits and smaller increases in public debt burdens relative to the developed world. Furthermore, a slower growth environment reopened the need for financing by some sovereigns with solid credit fundamentals. These sovereigns had not come to the markets in several years and could provide additional investment opportunities.

Thank you for your participation in Templeton Global Asset Allocation Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGA-9

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Asset Allocation Fund – Class 1

TGA-10

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,179.10	$4.56
Hypothetical (5% return before expenses)	$1,000	$1,021.02	$4.23

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.83%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

TGA-11

SUPPLEMENT DATED FEBRUARY 15, 2010

TO THE PROSPECTUS

DATED MAY 1, 2009

AS PREVIOUSLY AMENDED

OF TEMPLETON GLOBAL ASSET ALLOCATION FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended to add the following:

On July 9, 2009, the Board of Trustees (the “Board”) of Franklin Templeton Variable Insurance Products Trust (the “Trust”) approved a proposal to liquidate the Templeton Global Asset Allocation Fund (the “Fund”) on or after April 23, 2010 (the “liquidation”). The liquidation is currently planned for April 30, 2010, and may be delayed if unforeseen circumstances arise.

The Board approved the liquidation in the ordinary course of business after considering a number of factors including the Fund’s significant decline in assets over the last decade as well as limited future opportunities for asset growth.

Contract owners should refer to documents provided by their insurance companies concerning the effect of the liquidation and any steps they may need to take. In addition, in considering new purchases or transfers, contract owners may want to refer to their contract and Trust prospectuses or consult with their investment representatives to consider other investment options.

Please keep this supplement for future reference.

TGA-12

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Asset Allocation Fund

	Year Ended December 31,
Class 1	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.63	$14.75	$21.96	$21.06	$21.11

Income from investment operations[a]:
Net investment income[b]	0.27	0.39	0.53	0.64	0.49
Net realized and unrealized gains (losses)	1.45	(3.40)	1.58	3.36	0.28

Total from investment operations	1.72	(3.01)	2.11	4.00	0.77

Less distributions from:
Net investment income and net foreign currency gains	(0.87)	(1.40)	(4.06)	(1.66)	(0.82)
Net realized gains	(0.13)	(1.71)	(5.26)	(1.44)	—

Total distributions	(1.00)	(3.11)	(9.32)	(3.10)	(0.82)

Net asset value, end of year	$9.35	$8.63	$14.75	$21.96	$21.06

Total return[c]	22.21%	(24.97)%	10.32%	21.39%	3.85%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.98%	0.94%	0.88%	0.84%	0.85%
Expenses net of waiver and payments by affiliates[d]	0.83%	0.83%	0.85%	0.84%	0.85%
Net investment income	3.20%	3.34%	2.77%	2.91%	2.36%

Supplemental data
Net assets, end of year (000’s)	$40,471	$37,619	$63,316	$276,790	$638,006
Portfolio turnover rate	15.80%	20.11%	30.08% [e]	23.74% [e]	26.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

TGA-13

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Asset Allocation Fund

	Year Ended December 31,
Class 2	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.46	$14.52	$21.75	$20.88	$20.94

Income from investment operations[a]:
Net investment income[b]	0.25	0.35	0.46	0.52	0.43
Net realized and unrealized gains (losses)	1.42	(3.34)	1.58	3.40	0.29

Total from investment operations	1.67	(2.99)	2.04	3.92	0.72

Less distributions from:
Net investment income and net foreign currency gains	(0.84)	(1.36)	(4.01)	(1.61)	(0.78)
Net realized gains	(0.13)	(1.71)	(5.26)	(1.44)	—

Total distributions	(0.97)	(3.07)	(9.27)	(3.05)	(0.78)

Net asset value, end of year	$9.16	$8.46	$14.52	$21.75	$20.88

Total return[c]	21.81%	(25.10)%	10.01%	21.11%	3.55%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.23%	1.19%	1.13%	1.09%	1.10%
Expenses net of waiver and payments by affiliates[d]	1.08%	1.08%	1.10%	1.09%	1.10%
Net investment income	2.95%	3.09%	2.52%	2.66%	2.11%

Supplemental data
Net assets, end of year (000’s)	$52,649	$48,351	$78,613	$78,021	$68,385
Portfolio turnover rate	15.80%	20.11%	30.08% [e]	23.74% [e]	26.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

TGA-14

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Asset Allocation Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.61	$14.23

Income from investment operations[b]:
Net investment income[c]	0.24	0.31
Net realized and unrealized gains (losses)	1.44	(2.82)

Total from investment operations	1.68	(2.51)

Less distributions from:
Net investment income and net foreign currency gains	(0.83)	(1.40)
Net realized gains	(0.13)	(1.71)

Total distributions	(0.96)	(3.11)

Net asset value, end of year	$9.33	$8.61

Total return[d]	21.76%	(22.39)%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.33%	1.29%
Expenses net of waiver and payments by affiliates[f]	1.18%	1.18%
Net investment income	2.85%	2.99%

Supplemental data
Net assets, end of year (000’s)	$3	$3
Portfolio turnover rate	15.80%	20.11%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGA-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Templeton Global Asset Allocation Fund	Country/ Organization	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 61.3%
Aerospace & Defense 1.4%
BAE Systems PLC	United Kingdom	117,072	$677,736
[a]Raytheon Co., wts., 6/16/11	United States	63	913
[a]Rolls-Royce Group PLC	United Kingdom	83,152	649,261
[a,b]Rolls-Royce Group PLC, C	United Kingdom	4,989,120	8,059

			1,335,969

Air Freight & Logistics 1.5%
Deutsche Post AG	Germany	44,767	868,306
United Parcel Service Inc., B	United States	9,570	549,031

			1,417,337

Automobiles 1.2%
Bayerische Motoren Werke AG	Germany	17,098	783,198
Toyota Motor Corp., ADR	Japan	3,590	302,134

			1,085,332

Beverages 1.2%
Dr. Pepper Snapple Group Inc.	United States	38,290	1,083,607

Biotechnology 1.0%
[a]Amgen Inc.	United States	16,290	921,525

Capital Markets 0.5%
The Bank of New York Mellon Corp.	United States	15,410	431,018
Nomura Holdings Inc.	Japan	6	44

			431,062

Commercial Banks 2.8%
DBS Group Holdings Ltd.	Singapore	89,229	977,678
HSBC Holdings PLC	United Kingdom	22,723	261,996
[a]Intesa Sanpaolo SpA	Italy	111,770	503,979
[a]KB Financial Group Inc., ADR	South Korea	11,131	566,011
Mitsubishi UFJ Financial Group Inc.	Japan	36,000	175,005
Sumitomo Mitsui Financial Group Inc.	Japan	4,800	136,546

			2,621,215

Commercial Services & Supplies 0.7%
G4S PLC	United Kingdom	151,608	640,619

Communications Equipment 0.9%
[a]Cisco Systems Inc.	United States	35,880	858,967

Computers & Peripherals 0.7%
Lite-On Technology Corp.	Taiwan	426,050	639,941

Construction Materials 0.2%
CRH PLC	Ireland	7,908	215,191

Diversified Financial Services 0.7%
[a]ING Groep NV	Netherlands	68,641	677,968

Diversified Telecommunication Services 5.9%
China Telecom Corp. Ltd., H	China	657,000	274,538
Chunghwa Telecom Co. Ltd., ADR	Taiwan	14,408	267,557
France Telecom SA, ADR	France	47,413	1,196,704
Singapore Telecommunications Ltd.	Singapore	403,525	892,894
Telefonica SA, ADR	Spain	17,573	1,467,697

TGA-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Asset Allocation Fund	Country/ Organization	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Diversified Telecommunication Services (continued)
Telekom Austria AG, ADR	Austria	12,980	$365,257
[a]Telenor ASA	Norway	74,594	1,043,034

			5,507,681

Electric Utilities 0.8%
E.ON AG	Germany	17,130	713,799

Electrical Equipment 0.3%
[a]Vestas Wind Systems AS	Denmark	4,342	264,779

Electronic Equipment, Instruments & Components 0.7%
FUJIFILM Holdings Corp.	Japan	15,011	450,427
Tyco Electronics Ltd.	United States	8,326	204,403

			654,830

Food Products 1.1%
Unilever PLC	United Kingdom	30,710	988,614

Health Care Equipment & Supplies 0.4%
Covidien PLC	United States	8,326	398,732

Health Care Providers & Services 0.9%
Quest Diagnostics Inc.	United States	13,890	838,678

Hotels, Restaurants & Leisure 0.5%
Compass Group PLC	United Kingdom	71,608	517,022

Industrial Conglomerates 2.6%
General Electric Co.	United States	23,450	354,798
Koninklijke Philips Electronics NV	Netherlands	21,170	626,683
Siemens AG, ADR	Germany	12,220	1,120,574
Tyco International Ltd.	United States	8,326	297,072

			2,399,127

Insurance 3.7%
ACE Ltd.	United States	17,838	899,035
Aviva PLC	United Kingdom	64,186	411,596
AXA SA	France	40,041	948,018
[a]Progressive Corp.	United States	34,660	623,533
Swiss Reinsurance Co.	Switzerland	5,310	256,023
Torchmark Corp.	United States	6,350	279,083

			3,417,288

Internet Software & Services 0.0%[c]
[a]AOL Inc.	United States	1,832	42,771

IT Services 1.0%
Accenture PLC, A	United States	22,100	917,150

Media 6.0%
British Sky Broadcasting Group PLC	United Kingdom	35,591	323,085
Comcast Corp., A	United States	53,133	850,659
News Corp., A	United States	64,570	883,963
Pearson PLC	United Kingdom	63,912	920,846
Reed Elsevier NV	Netherlands	37,947	467,200
Time Warner Cable Inc.	United States	5,057	209,309
Time Warner Inc.	United States	20,149	587,142

TGA-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Asset Allocation Fund	Country/ Organization	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Media (continued)
[a]Viacom Inc., B	United States	28,204	$838,505
Vivendi SA	France	16,213	482,612

			5,563,321

Multi-Utilities 0.8%
PG&E Corp.	United States	15,830	706,810

Multiline Retail 1.0%
Target Corp.	United States	18,767	907,760

Oil, Gas & Consumable Fuels 5.1%
BP PLC	United Kingdom	130,321	1,264,480
Chevron Corp.	United States	5,790	445,772
Eni SpA	Italy	24,592	626,600
Royal Dutch Shell PLC, B	United Kingdom	38,652	1,130,967
Statoil ASA	Norway	18,900	472,141
Total SA, B	France	12,240	788,530

			4,728,490

Pharmaceuticals 8.5%
Abbott Laboratories	United States	9,627	519,762
Bristol-Myers Squibb Co.	United States	23,584	595,496
GlaxoSmithKline PLC	United Kingdom	30,757	655,531
Merck & Co. Inc.	United States	24,820	906,923
Merck KGaA	Germany	4,760	440,846
Novartis AG	Switzerland	11,760	641,878
Pfizer Inc.	United States	60,304	1,096,930
Roche Holding AG	Switzerland	1,610	273,427
Sanofi-Aventis	France	13,311	1,049,115
Takeda Pharmaceutical Co. Ltd.	Japan	14,786	609,060
[a]Watson Pharmaceuticals Inc.	United States	29,652	1,174,515

			7,963,483

Professional Services 0.4%
Adecco SA	Switzerland	6,810	375,318

Real Estate Management & Development 0.5%
Cheung Kong (Holdings) Ltd.	Hong Kong	37,748	488,299

Semiconductors & Semiconductor Equipment 1.8%
Samsung Electronics Co. Ltd.	South Korea	2,200	1,507,450
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	90,449	182,368

			1,689,818

Software 4.9%
[a]Check Point Software Technologies Ltd.	Israel	27,306	925,127
Microsoft Corp.	United States	39,012	1,189,476
Nintendo Co. Ltd.	Japan	2,341	554,911
Oracle Corp.	United States	61,267	1,503,492
SAP AG, ADR	Germany	7,470	349,671

			4,522,677

Specialty Retail 0.2%
The Home Depot Inc.	United States	5,020	145,229

TGA-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Asset Allocation Fund	Country/ Organization	Shares/ Warrants		Value
Common Stocks and Other Equity Interests (continued)
Trading Companies & Distributors 0.2%
[a]Wolseley PLC	United Kingdom	11,609		$234,205

Wireless Telecommunication Services 1.2%
Vodafone Group PLC, ADR	United Kingdom	50,593		1,168,192

Total Common Stocks and Other Equity Interests (Cost $50,267,270)				57,082,806

Preferred Stocks 1.2%
Metals & Mining 0.9%
Vale SA, ADR, pfd., A	Brazil	33,728		837,129

Oil, Gas & Consumable Fuels 0.3%
Petroleo Brasileiro SA, ADR, pfd.	Brazil	6,070		257,308

Total Preferred Stocks (Cost $194,930)				1,094,437

		Principal[d] Amount
Foreign Government and Agency Securities 34.5%
European Investment Bank, senior note, 1612/37, 6.50%, 9/10/14	Supranational[e]	291,000	NZD	$217,835
[f,g]Government of Argentina, senior bond, FRN, 0.943%, 8/03/12	Argentina	1,334,000		459,563
Government of Australia, TB123, 5.75%, 4/15/12	Australia	340,000	AUD	312,216
Government of Indonesia, FR31, 11.00%, 11/15/20	Indonesia	12,000,000,000	IDR	1,341,962
FR37, 12.00%, 9/15/26	Indonesia	3,140,000,000	IDR	366,472
FR40, 11.00%, 9/15/25	Indonesia	9,900,000,000	IDR	1,076,658
Government of Malaysia, 3.756%, 4/28/11	Malaysia	13,480,000	MYR	4,006,898
3.833%, 9/28/11	Malaysia	35,000	MYR	10,439
3.461%, 7/31/13	Malaysia	1,340,000	MYR	392,438
3.814%, 2/15/17	Malaysia	6,640,000	MYR	1,908,030
Government of Mexico, M 20, 10.00%, 12/05/24	Mexico	142,000	[h] MXN	1,247,442
Government of Poland, 4.75%, 4/25/12	Poland	10,050,000	PLN	3,490,172
5.75%, 9/23/22	Poland	4,075,000	PLN	1,356,133
Government of Sweden, 5.25%, 3/15/11	Sweden	22,030,000	SEK	3,254,700
5.50%, 10/08/12	Sweden	8,620,000	SEK	1,325,730
KfW Bankengruppe, senior note, 6.50%, 11/15/11	Germany	250,000	NZD	187,823
Korea Treasury Bond, 0400-1206, 4.00%, 6/10/12	South Korea	2,222,800,000	KRW	1,888,721
0475-1112, 4.75%, 12/10/11	South Korea	1,029,770,000	KRW	889,207
0525-1209, 5.25%, 9/10/12	South Korea	1,840,000,000	KRW	1,604,912
0525-1303, 5.25%, 3/10/13	South Korea	79,210,000	KRW	69,112
0550-1106, 5.50%, 6/10/11	South Korea	800,240,000	KRW	700,797
New South Wales Treasury Corp., 6.00%, 5/01/12	Australia	1,025,000	AUD	938,519
Nota Do Tesouro Nacional, 10.00%, 1/01/12	Brazil	1,900	[i] BRL	1,055,751
[j]Index Linked, 6.00%, 5/15/15	Brazil	1,885	[i] BRL	1,958,998
[j]Index Linked, 6.00%, 5/15/45	Brazil	1,430	[i] BRL	1,444,281
Province of Ontario, 6.25%, 6/16/15	Canada	64,000	NZD	46,994

TGA-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Asset Allocation Fund	Country/ Organization	Principal[d] Amount		Value
Foreign Government and Agency Securities (continued)
Queensland Treasury Corp., 11, 6.00%, 6/14/11	Australia	510,000	AUD	$466,029
Svensk Exportkredit AB, senior note, 7.625%, 6/30/14	Sweden	85,000	NZD	65,617

Total Foreign Government and Agency Securities (Cost $30,993,922)				32,083,449

Total Investments before Short Term Investments (Cost $81,456,122)				90,260,692

		Shares
Short Term Investments (Cost $2,646,128) 2.8%
Money Market Funds 2.8%
[k]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	2,646,128		2,646,128

Total Investments (Cost $84,102,250) 99.8%				92,906,820
Other Assets, less Liabilities 0.2%				216,549

Net Assets 100.0%				$93,123,369

aNon-income producing.

bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2009, the value of this security was $8,059, representing 0.01% of net assets.

cRounds to less than 0.1% of net assets.

dThe principal amount is stated in U.S. dollars unless otherwise indicated.

eA supranational organization is an entity formed by two or more central governments through international treaties.

fThe coupon rate shown represents the rate at period end.

gThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

hPrincipal amount is stated in 100 Mexican Peso Units.

iPrincipal amount is stated in 1,000 Brazilian Real Units.

jRedemption price at maturity is adjusted for inflation. See Note 1(e).

kSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

TGA-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Asset Allocation Fund

At December 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	329,000	$456,323	1/11/10	$—	$(14,616)
Euro	JPHQ	Sell	144,000	200,318	1/13/10	—	(5,806)
Chilean Peso	DBAB	Buy	51,350,000	81,301	1/28/10	20,059	—
Chilean Peso	DBAB	Buy	118,180,000	188,366	1/29/10	44,924	—
Chilean Peso	JPHQ	Buy	15,570,000	24,793	1/29/10	5,943	—
Mexican Peso	DBAB	Sell	3,500,000	256,856	1/29/10	—	(9,766)
Mexican Peso	CITI	Sell	1,099,000	80,619	1/29/10	—	(3,100)
New Zealand Dollar	UBSW	Sell	177,046	115,239	1/29/10	—	(12,910)
Chilean Peso	DBAB	Buy	24,790,000	39,664	2/02/10	9,285	—
New Zealand Dollar	DBAB	Sell	892,571	451,230	2/02/10	—	(194,648)
Chilean Peso	DBAB	Buy	46,510,000	74,357	2/03/10	17,486	—
Chinese Yuan	DBAB	Buy	2,351,000	333,322	2/03/10	11,161	—
Chilean Peso	DBAB	Buy	24,390,000	39,659	2/12/10	8,534	—
Chilean Peso	DBAB	Buy	60,030,000	99,141	2/16/10	19,506	—
Chilean Peso	DBAB	Buy	59,930,000	99,717	2/17/10	18,740	—
Chilean Peso	CITI	Buy	102,710,000	169,521	2/26/10	33,622	—
Chilean Peso	DBAB	Buy	30,220,000	49,852	2/26/10	9,918	—
New Zealand Dollar	DBAB	Sell	2,625,063	1,316,469	2/26/10	—	(579,980)
Chilean Peso	DBAB	Buy	30,070,000	49,851	3/03/10	9,634	—
Chilean Peso	DBAB	Buy	48,850,000	79,768	3/04/10	16,868	—
Chilean Peso	DBAB	Buy	30,610,000	49,853	3/05/10	10,700	—
Chilean Peso	DBAB	Buy	28,870,000	46,926	3/08/10	10,185	—
Chilean Peso	DBAB	Buy	30,670,000	49,850	3/09/10	10,821	—
Indian Rupee	DBAB	Buy	3,875,000	74,888	4/09/10	7,950	—
Indian Rupee	DBAB	Buy	8,310,000	160,487	4/12/10	17,112	—
Indian Rupee	JPHQ	Buy	5,581,000	106,977	4/13/10	12,287	—
Indian Rupee	JPHQ	Buy	5,479,000	106,991	4/15/10	10,072	—
Indian Rupee	DBAB	Buy	1,921,000	37,446	4/19/10	3,582	—
Indian Rupee	JPHQ	Buy	2,737,000	53,646	4/19/10	4,811	—
Chilean Peso	CITI	Buy	58,723,000	100,090	4/23/10	16,190	—
Chilean Peso	CITI	Buy	57,341,000	97,825	4/26/10	15,734	—
Indian Rupee	DBAB	Buy	3,892,000	75,104	4/26/10	7,969	—
Chilean Peso	JPHQ	Buy	45,343,000	77,490	4/27/10	12,313	—
Chilean Peso	CITI	Buy	45,505,000	77,488	4/27/10	12,635	—
Indian Rupee	JPHQ	Buy	555,000	10,725	4/27/10	1,120	—
Chilean Peso	CITI	Buy	73,088,000	123,983	4/28/10	20,775	—
Chilean Peso	UBSW	Buy	9,151,000	15,497	4/28/10	2,627	—
Indian Rupee	JPHQ	Buy	2,755,000	53,651	4/28/10	5,142	—
Indian Rupee	JPHQ	Buy	2,757,000	53,638	4/30/10	5,187	—
Indian Rupee	DBAB	Buy	5,273,000	107,439	6/01/10	4,744	—
New Zealand Dollar	UBSW	Sell	264,563	184,818	6/01/10	—	(4,841)
New Zealand Dollar	DBAB	Sell	262,969	183,681	6/01/10	—	(4,835)
New Zealand Dollar	CITI	Sell	149,669	104,377	6/01/10	—	(2,918)
Indian Rupee	HSBC	Buy	156,000	3,216	6/02/10	102	—
New Zealand Dollar	BZWS	Sell	219,298	154,447	6/02/10	—	(2,749)
New Zealand Dollar	DBAB	Sell	113,427	80,040	6/02/10	—	(1,266)
New Zealand Dollar	FBCO	Sell	37,431	26,389	6/02/10	—	(442)
Indian Rupee	HSBC	Buy	774,000	16,125	6/03/10	339	—
Indian Rupee	HSBC	Buy	5,163,000	107,428	6/04/10	2,385	—
Indian Rupee	DBAB	Buy	2,582,000	53,725	6/07/10	1,178	—
Indian Rupee	HSBC	Buy	1,037,000	21,492	6/08/10	556	—

TGA-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Asset Allocation Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	DBAB	Buy	1,302,000	$27,012		6/08/10	$670	$—
New Zealand Dollar	BZWS	Sell	219,298	154,355		6/09/10	—	(2,747)
Indian Rupee	DBAB	Buy	1,051,000	21,603		6/10/10	739	—
Indian Rupee	BZWS	Buy	1,572,000	32,412		6/11/10	1,002	—
Indian Rupee	HSBC	Buy	1,054,000	21,621		6/11/10	783	—
Indian Rupee	DBAB	Buy	2,632,000	54,034		6/16/10	1,886	—
Indian Rupee	DBAB	Buy	2,397,000	48,621		6/21/10	2,283	—
Indian Rupee	JPHQ	Buy	2,756,000	55,903		6/22/10	2,620	—
Indian Rupee	DBAB	Buy	4,171,000	83,864		6/24/10	4,689	—
Indian Rupee	HSBC	Buy	2,801,000	55,908		6/25/10	3,554	—
Malaysian Ringgit	JPHQ	Buy	1,685,000	474,849		6/29/10	13,770	—
Indian Rupee	JPHQ	Buy	2,771,000	55,901		7/09/10	2,859	—
Indian Rupee	DBAB	Buy	2,769,000	55,906		7/09/10	2,812	—
Indian Rupee	JPHQ	Buy	1,683,000	33,554		7/12/10	2,126	—
Indian Rupee	DBAB	Buy	1,399,000	27,952		7/12/10	1,707	—
New Zealand Dollar	DBAB	Sell	439,116	282,571		7/30/10	—	(30,523)
New Zealand Dollar	DBAB	Sell	437,445	280,993		8/03/10	—	(30,789)
New Zealand Dollar	BZWS	Sell	171,242	109,937		8/03/10	—	(12,112)
New Zealand Dollar	DBAB	Sell	173,312	110,729		8/04/10	—	(12,784)
New Zealand Dollar	BZWS	Sell	86,282	55,393		8/04/10	—	(6,097)
New Zealand Dollar	HSBC	Sell	705,000	455,994		8/05/10	—	(46,385)
New Zealand Dollar	CITI	Sell	434,419	283,687		8/05/10	—	(25,878)
New Zealand Dollar	DBAB	Sell	128,871	83,998		8/05/10	—	(7,835)
New Zealand Dollar	CITI	Sell	170,128	111,181		8/06/10	—	(10,039)
New Zealand Dollar	FBCO	Sell	84,907	55,295		8/06/10	—	(5,203)
New Zealand Dollar	CITI	Sell	167,867	110,366		8/09/10	—	(9,209)
New Zealand Dollar	DBAB	Sell	168,625	110,921		8/09/10	—	(9,193)
New Zealand Dollar	FBCO	Sell	165,953	109,355		8/09/10	—	(8,856)
New Zealand Dollar	FBCO	Sell	166,244	110,408		8/11/10	—	(7,988)
New Zealand Dollar	DBAB	Sell	156,084	101,954		8/12/10	—	(9,195)
Brazilian Real	DBAB	Buy	118,000	5,730,906	JPY	8/17/10	2,511	—
Japanese Yen	UBSW	Sell	16,359,000	172,461		8/17/10	—	(3,896)
Brazilian Real	DBAB	Buy	87,000	4,189,050	JPY	8/18/10	2,230	—
Japanese Yen	JPHQ	Sell	8,129,000	86,231		8/18/10	—	(1,405)
Brazilian Real	DBAB	Buy	131,000	6,157,786	JPY	8/19/10	4,955	—
Japanese Yen	HSBC	Sell	8,091,000	86,001		8/19/10	—	(1,227)
Japanese Yen	DBAB	Sell	8,122,000	86,004		8/20/10	—	(1,561)
Japanese Yen	BZWS	Sell	8,112,000	86,135		8/20/10	—	(1,321)
Japanese Yen	CITI	Sell	16,207,000	172,264		8/23/10	—	(2,476)
Japanese Yen	FBCO	Sell	16,088,000	172,262		8/23/10	—	(1,195)
Japanese Yen	JPHQ	Sell	16,172,000	172,258		8/24/10	—	(2,108)
Japanese Yen	BZWS	Sell	16,118,000	172,256		8/24/10	—	(1,528)
New Zealand Dollar	FBCO	Sell	152,518	100,567		8/24/10	—	(7,916)
Japanese Yen	DBAB	Sell	8,016,000	86,129		8/25/10	—	(301)
New Zealand Dollar	DBAB	Sell	152,000	101,612		8/27/10	—	(6,471)
Brazilian Real	DBAB	Buy	87,000	4,064,901	JPY	8/31/10	3,409	—
Japanese Yen	JPHQ	Sell	8,034,000	86,127		9/01/10	—	(509)
Brazilian Real	DBAB	Buy	131,000	6,057,047	JPY	9/02/10	5,783	—
Japanese Yen	HSBC	Sell	7,950,000	86,129		9/02/10	397	—
Japanese Yen	HSBC	Sell	11,973,000	129,189		9/09/10	55	—
Japanese Yen	DBAB	Sell	10,480,000	114,166		9/10/10	1,132	—
Japanese Yen	HSBC	Sell	11,932,000	129,190		9/10/10	495	—
Japanese Yen	UBSW	Sell	8,706,000	95,143		9/13/10	1,237	—

TGA-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Asset Allocation Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Brazilian Real	DBAB	Buy	196,000	$9,138,950	JPY	9/15/10	$7,472	$—
Japanese Yen	UBSW	Sell	10,316,000	114,164		9/15/10	2,888	—
Japanese Yen	BZWS	Sell	6,850,000	76,115		9/15/10	2,226	—
Japanese Yen	HSBC	Sell	6,926,000	76,108		9/15/10	1,399	—
Japanese Yen	DBAB	Sell	3,444,000	38,055		9/16/10	905	—
Japanese Yen	HSBC	Sell	10,274,000	114,168		9/16/10	3,343	—
Japanese Yen	HSBC	Sell	3,415,000	38,054		9/21/10	1,213	—
Japanese Yen	JPHQ	Sell	6,888,000	76,111		9/21/10	1,802	—
Swedish Krona	UBSW	Buy	3,000,000	295,069	EUR	9/23/10	—	(2,223)
Japanese Yen	JPHQ	Sell	5,861,000	64,766		9/24/10	1,533	—
Japanese Yen	JPHQ	Sell	583,000	6,479		9/27/10	188	—
Japanese Yen	JPHQ	Sell	2,180,000	24,225		9/28/10	703	—
Japanese Yen	JPHQ	Sell	3,634,000	40,382		9/29/10	1,171	—
Chinese Yuan	HSBC	Buy	205,268	31,178		10/25/10	—	(914)
Chinese Yuan	HSBC	Buy	351,200	53,194		10/26/10	—	(1,413)
Chinese Yuan	HSBC	Buy	213,420	32,261		10/27/10	—	(792)
Japanese Yen	DBAB	Sell	17,595,000	196,428		11/15/10	6,280	—
Japanese Yen	JPHQ	Sell	8,786,000	98,211		11/16/10	3,259	—
Japanese Yen	BZWS	Sell	4,235,000	47,137		11/16/10	1,368	—
Japanese Yen	HSBC	Sell	4,591,000	51,068		11/17/10	1,451	—
Japanese Yen	UBSW	Sell	7,019,000	78,574		11/17/10	2,715	—
Japanese Yen	BZWS	Sell	17,543,000	196,422		11/17/10	6,824	—
Japanese Yen	BZWS	Sell	24,464,000	274,996		11/18/10	10,590	—
Japanese Yen	BZWS	Sell	27,643,000	314,283		11/29/10	15,410	—
Japanese Yen	BOFA	Sell	18,972,000	214,101		11/29/10	8,977	—
Japanese Yen	CITI	Sell	6,861,000	78,569		11/29/10	4,388	—
Japanese Yen	DBAB	Sell	17,012,000	196,428		12/01/10	12,483	—
Mexican Peso	CITI	Sell	1,088,000	80,112		12/02/10	572	—
Chinese Yuan	HSBC	Buy	220,000	33,218		12/06/10	—	(731)
Chinese Yuan	HSBC	Buy	277,000	27,834	EUR	12/06/10	1,123	—

Unrealized appreciation (depreciation)							586,183	(1,110,697)

Net unrealized appreciation (depreciation)								$(524,514)

*In U.S. dollars unless otherwise indicated.

See Abbreviations on page TGA-36

The accompanying notes are an integral part of these financial statements.

TGA-23

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Templeton Global Asset Allocation Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$81,456,122
Cost - Sweep Money Fund (Note 7)	2,646,128

Total cost of investments	$84,102,250

Value - Unaffiliated issuers	$90,260,692
Value - Sweep Money Fund (Note 7)	2,646,128

Total value of investments	92,906,820
Cash	16
Foreign currency, at value (cost and $201,233)	222,402
Receivables:
Capital shares sold	73,713
Dividends and interest	728,468
Unrealized appreciation on forward exchange contracts	586,183
Other assets	12

Total assets	94,517,614

Liabilities:
Payables:
Capital shares redeemed	149,728
Affiliates	67,914
Unrealized depreciation on forward exchange contracts	1,110,697
Accrued expenses and other liabilities	65,906

Total liabilities	1,394,245

Net assets, at value	$93,123,369

Net assets consist of:
Paid-in capital	$87,204,329
Undistributed net investment income	1,142,697
Net unrealized appreciation (depreciation)	8,338,100
Accumulated net realized gain (loss)	(3,561,757)

Net assets, at value	$93,123,369

The accompanying notes are an integral part of these financial statements.

TGA-24

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2009

Templeton Global Asset Allocation Fund
Class 1:
Net assets, at value	$40,471,114

Shares outstanding	4,329,825

Net asset value and maximum offering price per share	$9.35

Class 2:
Net assets, at value	$52,648,979

Shares outstanding	5,747,687

Net asset value and maximum offering price per share	$9.16

Class 4:
Net assets, at value	$3,276

Shares outstanding	351

Net asset value and maximum offering price per share	$9.33

The accompanying notes are an integral part of these financial statements.

TGA-25

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Operations

for the year ended December 31, 2009

Templeton Global Asset Allocation Fund
Investment income:
Dividends: (net of foreign taxes of $122,973)
Unaffiliated issuers	$1,473,320
Sweep Money Fund (Note 7)	515
Interest (net of foreign taxes of $42,707)	1,923,186

Total investment income	3,397,021

Expenses:
Management fees (Note 3a)	542,664
Administrative fees (Note 3b)	126,518
Distribution fees: (Note 3c)
Class 2	118,875
Class 4	10
Unaffiliated transfer agent fees	1,658
Custodian fees (Note 4)	28,834
Reports to shareholders	61,717
Professional fees	40,709
Trustees’ fees and expenses	455
Other	20,310

Total expenses	941,750
Expense reductions (Note 4)	(3)
Expenses waived/paid by affiliates (Note 3e)	(123,771)

Net expenses	817,976

Net investment income	2,579,045

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(3,985,264)
Foreign currency transactions	1,407,894

Net realized gain (loss)	(2,577,370)

Net change in unrealized appreciation (depreciation) on:
Investments	19,121,392
Translation of other assets and liabilities denominated in foreign currencies	(2,365,708)

Net change in unrealized appreciation (depreciation)	16,755,684

Net realized and unrealized gain (loss)	14,178,314

Net increase (decrease) in net assets resulting from operations	$16,757,359

The accompanying notes are an integral part of these financial statements.

TGA-26

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Asset Allocation Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$2,579,045	$3,746,471
Net realized gain (loss) from investments and foreign currency transactions	(2,577,370)	3,371,334
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	16,755,684	(39,963,692)

Net increase (decrease) in net assets resulting from operations	16,757,359	(32,845,887)

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(3,515,579)	(5,575,011)
Class 2	(4,506,554)	(7,025,343)
Class 4	(293)	(492)
Net realized gains:
Class 1	(545,877)	(6,781,816)
Class 2	(725,422)	(8,788,767)
Class 4	(47)	(599)

Total distributions to shareholders	(9,293,772)	(28,172,028)

Capital share transactions: (Note 2)
Class 1	(426,291)	756,427
Class 2	113,313	4,300,548
Class 4	—	5,000

Total capital share transactions	(312,978)	5,061,975

Net increase (decrease) in net assets	7,150,609	(55,955,940)
Net assets:
Beginning of year	85,972,760	141,928,700

End of year	$93,123,369	$85,972,760

Undistributed net investment income included in net assets:
End of year	$1,142,697	$6,406,237

The accompanying notes are an integral part of these financial statements.

TGA-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Global Asset Allocation Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

TGA-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.

See Note 9 regarding other derivative information.

d. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

TGA-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Income Taxes (continued)

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TGA-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	213,266	$1,748,254	55,105	$667,145
Shares issued in reinvestment of distributions	518,705	4,061,456	1,123,348	12,356,827
Shares redeemed	(761,763)	(6,236,001)	(1,111,660)	(12,267,545)

Net increase (decrease)	(29,792)	$(426,291)	66,793	$756,427

Class 2 Shares:
Shares sold	765,013	$6,329,267	806,174	$9,220,122
Shares issued in reinvestment of distributions	680,361	5,231,976	1,464,269	15,814,110
Shares redeemed	(1,409,785)	(11,447,930)	(1,971,137)	(20,733,684)

Net increase (decrease)	35,589	$113,313	299,306	$4,300,548

Class 4 Shares:
Shares sold	—	$—	351	$5,000

Net increase (decrease)	—	$—	351	$5,000

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of certain of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (Investment Counsel)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Investment Counsel based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $200 million
0.585%	Over $200 million, up to and including $1.3 billion
0.520%	In excess of $1.3 billion

Under a subadvisory agreement, Advisers, an affiliate of Investment Counsel, provides subadvisory services to the Fund and receives from Investment Counsel fees based on the average daily net assets of the Fund.

TGA-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.83% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2010. After April 30, 2010, FT Services may discontinue this waiver at any time upon notice to the Fund’s Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the Fund had tax basis capital losses of $3,131,503 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2009, the Fund deferred realized capital losses of $430,253.

TGA-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$8,023,314	$13,669,367
Long term capital gain	1,270,458	14,502,661

	$9,293,772	$28,172,028

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$84,265,405

Unrealized appreciation	$14,920,357
Unrealized depreciation	(6,278,942)

Net unrealized appreciation (depreciation)	$8,641,415

Distributable earnings – undistributed ordinary income	$412,625

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $12,740,026 and $19,548,097, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

TGA-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

9. OTHER DERIVATIVE INFORMATION

At December 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$586,183	Unrealized depreciation on forward exchange contracts	$1,110,697

For the year ended December 31, 2009, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year Ended December 31, 2009	Change in Unrealized Appreciation (Depreciation) for the Year Ended December 31, 2009	Average Notional Amount Outstanding During the Year[a]
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions/Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$1,288,713	$(2,405,137)	19,863,683

a Notional amount represents the U.S. dollar equivalent based on the foreign exchange rate at the time of contract entry.

See Note 1(c) regarding derivative financial instruments.

10. UPCOMING LIQUIDATION

On July 9, 2009, the Board of Trustees for the Templeton Global Asset Allocation Fund approved a proposal to liquidate the Fund. The Fund is scheduled to liquidate on April 30, 2010.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

TGA-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

12. FAIR VALUE MEASUREMENTS

The Fund follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments[a]:
Aerospace & Defense	$1,327,910	$—	$8,059	$1,335,969
All Other Equity Investments[b]	56,841,274	—	—	56,841,274
Foreign Government and Agency Securities	—	32,083,449	—	32,083,449
Short Term Investments	2,646,128	—	—	2,646,128

Total Investments in Securities	$60,815,312	$32,083,449	$8,059	$92,906,820

Forward Exchange Contracts	—	586,183	—	586,183
Liabilities:
Forward Exchange Contracts	—	1,110,697	—	1,110,697

aIncludes common and preferred stock.

bFor detailed industry descriptions, see the accompanying Statement of Investments.

At December 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, were as follows:

	Balance at Beginning of Year	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfer In (Out) of Level 3	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets
Aerospace & Defense	$—	$—	$—	$—	$8,059	$8,059	$—

TGA-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

13. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Counterparty

BOFA - Bank of America N.A

BZWS - Barclays Bank PLC

CITI - Citibank N.A.

DBAB - Deutsche Bank AG

FBCO - Credit Suisse International

HSBC - HSBC Bank USA

JPHQ - JPMorgan Chase Bank, N.A.

UBSW - UBS AG

Currency

AUD - Australian Dollar

BRL - Brazilian Real

EUR - Euro

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NZD - New Zealand Dollar

PLN - Polish Zloty

SEK - Swedish Krona

Selected Portfolio

ADR - American Depository Receipt

FRN - Floating Rate Note

TGA-36

Franklin Templeton Variable Insurance Products Trust

Templeton Global Asset Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Asset Allocation Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As more fully described in Note 10, the Fund’s Board of Trustees approved a proposal to liquidate the Fund on April 30, 2010.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

TGA-37

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Asset Allocation Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $1,270,458 as a long term capital gain dividend for the fiscal year ended December 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates 3.92% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2009.

At December 31, 2009, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2010 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TGA-38

TEMPLETON GLOBAL BOND SECURITIES FUND

(TEMPLETON GLOBAL INCOME SECURITIES FUND BEFORE MAY 1, 2009)

We are pleased to bring you Templeton Global Bond Securities Fund’s annual report for the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+18.98%	+9.14%	+11.01%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the J.P. Morgan (JPM) Global Government Bond Index (GGBI), the Citigroup World Government Bond Index (WGBI) and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Global Bond Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

TGB-1

Fund Goal and Main Investments: Templeton Global Bond Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity. The Fund normally invests at least 40% of its net assets in foreign securities, and may invest a portion of its total assets in bonds rated below investment grade and a significant portion of its assets in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmarks, the JPM GGBI, which had a +1.90% total return in U.S. dollar terms for the year under review, and the Citigroup WGBI, which had a +2.55% total return for the same period.1

Economic and Market Overview

After a dismal beginning, 2009 ended on a positive note for global financial markets. The extreme pessimism present at the height of the crisis early in the year subsided, fueling a general rally across risk assets. As the differences between economic conditions around the world became clearer later in the year, markets began to differentiate between currencies and securities.

During the first quarter of the year, as the financial crisis reached its height, nearly all currencies sold off against the U.S. dollar, the Japanese yen and the Swiss franc, and sovereign credit spreads remained at historically wide levels. For much of the rest of the year, currency and credit exposures had a broad-based rally as the U.S. dollar fell indiscriminately and sovereign credit spreads declined from distressed levels. At year-end, particularly in December, the market began to price in a higher degree of differentiation. The indiscriminate rally lost steam and many assets traded sideways.

The U.S. labor market remained quite weak although it showed signs of improving toward the end of the year. The unemployment rate reached an almost 20-year high of 10.2% in October before declining to 10.0% in November.2 The housing market also showed signs of stabilizing as pending home sales recorded gains in September and October and in some areas, home prices increased each month since May. In the

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

TGB-2

1. Source: © 2009 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

eurozone, third quarter gross domestic product improved relative to the second quarter but contracted 4.1% in annualized terms.3 A recovery in global trade, rebuilding of inventories and government spending in the third quarter helped offset weakness in private consumption and investment.

The Dubai World debt standstill and Greece credit downgrade grabbed headlines toward the end of the period, but other overleveraged credits also suffered. Investors recognized that these economies faced very difficult economic outlooks even as the global economy began to recover. In contrast, data from Asian emerging markets as well as certain developed and Latin American countries confirmed their economies were improving. Some economies experienced robust domestic demand, but others lacked sustainable growth drivers and continued to struggle with deleveraging. This differentiation favored some currencies and drove interest rates higher in certain economies.

One important outcome from the recognition of economic differentiation in December was the U.S. dollar’s rise against the Japanese yen. In December, a more optimistic outlook for the U.S. economy led government bond yields to rise. At the same time, Japanese domestic demand remained very weak, the economy was still in deflation, and prospects for interest rate hikes appeared remote. This led to an increase in the interest rate differential between the U.S. and Japan, which favored the U.S. dollar.

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies and may utilize forward currency exchange contracts.

Manager’s Discussion

The Fund’s total return for the reporting period was influenced by various factors, including interest rate developments, currency movements, and exposure to sovereign debt markets.

3. Source: Eurostat.

TGB-3

During the year under review, market volatility enabled us to build positions in currencies such as the Brazilian real and South Korean won at levels not reached since previous crises, even though their underlying fundamentals were much stronger than those in past periods. We sought to capitalize on similar opportunities in duration and sovereign credit exposures. We felt the positions we built at distressed levels had strong underlying fundamentals and they provided the base for the Fund’s double-digit returns. More importantly, this meant that we were not exposed to the blowups that took place in specific markets.

Interest Rate Strategy

In the beginning of 2009, developed economies undertook their final interest rate cuts to counter the global recession. Although target interest rates fell 150 basis points (100 basis points equal one percentage point) in the eurozone and the U.K. during the year, and were unchanged at historical lows in the U.S. and Japan, government bond yields rose across the majority of developed economies as the economic outlook improved and high fiscal deficits led to increased government bond issuance. Despite policymakers’ efforts to reassure markets they would maintain historically loose monetary policy for an extended period, attention increasingly shifted to how monetary stimulus eventually would be unwound. This led to steepening yield curves in developed countries. Even in an environment of generally rising government bond yields, the Fund’s duration exposure contributed positively to relative and absolute returns largely through its selective duration exposure in countries like Indonesia and Chile and lack of exposure to U.S. Treasuries and Japanese government bonds. Government bond yields in these nondeveloped economies had lagged the rally in core developed government bonds. The Fund sought to take advantage of this risk aversion-fueled underperformance to build positions in economies we feel have strong fundamentals that could allow for significant monetary policy easing to cushion the impact of the global recession. Toward period-end, we took profits in several such duration positions where interest rates had fallen to historical lows, and where we viewed an economic recovery as being likely, such as in South Korea and Chile. However, we continued to see the potential for lower long-term government bond yields in a select few credits such as Indonesia and Brazil, where we believed aggressive interest rate hikes were already priced in and where improved monetary and fiscal policy would likely lower the risk premium embedded in long-term government bonds.

Currency Breakdown

Templeton Global Bond Securities Fund

12/31/09

% of Total Net Assets

Americas	60.5%
U.S. Dollar	41.4%
Mexican Peso	7.0%
Brazilian Real	5.6%
Chilean Peso	4.9%
Peruvian Nuevo Sol	1.6%

Asia Pacific	32.7%
South Korean Won	14.1%
Malaysian Ringgit	10.4%
Australian Dollar	7.6%
Indonesian Rupiah	6.9%
Indian Rupee	6.0%
Philippine Peso	4.7%
Chinese Yuan	4.1%
Sri Lankan Rupee	1.8%
New Zealand Dollar*	-8.8%
Japanese Yen*	-14.1%

Europe	4.2%
Swedish Krona	9.4%
Polish Zloty	6.6%
Norwegian Krone	5.0%
Euro*	-16.8%

Middle East & Africa	2.6%
Israeli New Shekel	2.6%

*Euro = -16.8%, Japanese yen = -14.1% and New Zealand dollar = -8.8% due to forward exchange contracts.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

TGB-4

Currency Strategy

The Fund’s diverse, actively managed currency exposure provided strong returns during the year. The U.S. dollar fell 5.87% against its major trading partners due to the recovery in risk appetite and exceptionally loose monetary and fiscal policy.4 The U.S. dollar weakened against the majority of Latin American currencies as these countries benefited from improved economic outlooks and prospects for economic recoveries before those in the developed world. The Fund benefited from its Brazilian real position as the real appreciated 33.78% versus the U.S. dollar during the year.5 Brazil’s domestic demand-led economy was the most resilient among the large regional economies. Outside of Brazil, the Fund also benefited from exposures to the Mexican peso and Chilean peso.

The Fund’s net negative euro exposure benefited relative performance as well. Our analysis indicated the euro was overvalued near its peak in 2008. The market had priced in a situation where the U.S. would suffer a recession but Europe would decouple, which we considered unlikely. Despite large swings in the euro’s value during the year, it closed only 3.22% stronger against the U.S. dollar.5 Eurozone economic recovery began, although the pace moderated in the fourth quarter. Given the eurozone’s relatively slow recovery, investors became concerned regarding the sustainability of debt dynamics of some of the less developed eurozone countries such as Greece. Differentiation was also present in non-euro European countries, as Scandinavian and Polish economies were relatively strong and the Fund’s exposure to these peripheral currencies benefited its relative performance. Norway was one of the first economies to begin tightening monetary policy with interest rate hikes in October and December. Israel also increased interest rates, although our recently added exposure to the shekel detracted marginally. The outlook for strong recoveries in these economies made the exceptionally loose monetary policy inappropriate well ahead of the U.K. or eurozone.

Asian currencies benefited the Fund’s relative and absolute returns. We believe recent economic data, such as accelerating economic activity and resilient domestic demand, largely confirmed our view that the

4. Source: Federal H10 Report.

5. Source: IDC/Exshare.

TGB-5

region would likely continue to show strong growth relative to other parts of the world. Inflation remained low throughout the region even as gaps between supply and demand began to close. This allowed governments to generally maintain their stimulus policies. However, there were some signs that policymakers were beginning to lean toward tightening as several countries took steps to limit property price appreciation, and Australia raised interest rates. The Fund’s returns benefited from large exposures to the South Korean won and Indonesian rupiah, which appreciated 8.16% and 16.02% against the U.S. dollar.5 We added to these positions at distressed levels early in the year, and then benefited as the market priced in what we considered more appropriate valuations based on their robust fundamentals. Such gains were only partially offset by losses from our negative exposures to the New Zealand dollar and Singapore dollar. We added these positions as partial risk hedges during the year in case of a return of risk aversion, which did not materialize. The correlation between the interest rate differential and exchange rate of the U.S. with Japan has been strong historically, and we expect it to continue going forward due to large portfolio flows and corporate hedging activities. Thus, we positioned the Fund to benefit if government bond yields rise in the U.S. through a net negative exposure to the Japanese yen. This strategy contributed strongly toward the end of the year, but yen exposure for the year as a whole still marginally detracted.

Global Sovereign Debt Strategy

The Fund’s outperformance during the period benefited significantly from its sovereign credit exposure, an area where we had very little exposure before the sell-off in 2008. Valuations for credit exposure improved significantly during the crisis, allowing us to add exposure to countries with strong underlying fundamentals at distressed levels. Emerging sovereign credit provided exceptionally strong returns during the year as spreads compressed from the historically high levels at the height of the crisis. Despite this exceptional performance, we found what we considered attractive opportunities as relative fundamentals continued to favor emerging markets. Emerging markets, especially in Asia, experienced stronger relative growth as they were not plagued to the same extent by the causes of the financial crisis, particularly an overreliance on leverage. They remained creditors to the rest of the world and received increasing capital inflows due to higher available returns. Their better outlooks also meant that policy responses did not need to be as aggressive, which led to lower government deficits and smaller increases in public debt burdens relative to the developed world.

TGB-6

Furthermore, a slower growth environment reopened the need for financing by some sovereigns with solid credit fundamentals. These sovereigns had not come to the markets in several years and could provide additional investment opportunities.

Thank you for your participation in Templeton Global Bond Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGB-7

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Bond Securities Fund – Class 1

TGB-8

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,106.10	$2.76
Hypothetical (5% return before expenses)	$1,000	$1,022.58	$2.65

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.52%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

TGB-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 1	2009		2008		2007		2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.42		$17.00		$15.73		$14.36	$15.80

Income from investment operations[a]:
Net investment income[b]	0.99		0.80		0.77		0.61	0.57
Net realized and unrealized gains (losses)	2.01		0.27		0.97		1.24	(1.03)

Total from investment operations	3.00		1.07		1.74		1.85	(0.46)

Less distributions from net investment income and net foreign currency gains	(2.70)		(0.65)		(0.47)		(0.48)	(0.98)

Redemption fees[c]	—		—		—		—	—

Net asset value, end of year	$17.72		$17.42		$17.00		$15.73	$14.36

Total return[d]	18.98%		6.46%		11.27%		13.14%	(2.91)%
Ratios to average net assets
Expenses before expense reduction	0.54%		0.58%		0.64%		0.80%	0.78%
Expenses net of expense reduction	0.54%	[e]	0.58%	[e]	0.64%	[e]	0.72%	0.74%
Net investment income	5.73%		4.66%		4.70%		4.09%	3.81%

Supplemental data
Net assets, end of year (000’s)	$195,662		$220,588		$137,700		$75,843	$53,115
Portfolio turnover rate	20.84%		28.46%		47.33%		30.65%	30.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 2	2009		2008		2007		2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.10		$16.72		$15.50		$14.19	$15.64

Income from investment operations[a]:
Net investment income[b]	0.93		0.74		0.72		0.57	0.52
Net realized and unrealized gains (losses)	1.98		0.27		0.96		1.21	(1.00)

Total from investment operations	2.91		1.01		1.68		1.78	(0.48)

Less distributions from net investment income and net foreign currency gains	(2.67)		(0.63)		(0.46)		(0.47)	(0.97)

Redemption fees[c]	—		—		—		—	—

Net asset value, end of year	$17.34		$17.10		$16.72		$15.50	$14.19

Total return[d]	18.68%		6.21%		11.00%		12.77%	(3.08)%
Ratios to average net assets
Expenses before expense reduction	0.79%		0.83%		0.89%		1.05%	1.03%
Expenses net of expense reduction	0.79%	[e]	0.83%	[e]	0.89%	[e]	0.97%	0.99%
Net investment income	5.48%		4.41%		4.45%		3.84%	3.56%

Supplemental data
Net assets, end of year (000’s)	$1,262,783		$793,881		$480,649		$205,768	$61,255
Portfolio turnover rate	20.84%		28.46%		47.33%		30.65%	30.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 3	2009		2008		2007		2006	2005[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.08		$16.70		$15.49		$14.18	$15.27

Income from investment operations[b]:
Net investment income[c]	0.93		0.74		0.72		0.58	0.38
Net realized and unrealized gains (losses)	1.98		0.27		0.95		1.21	(0.50)

Total from investment operations	2.91		1.01		1.67		1.79	(0.12)

Less distributions from net investment income and net foreign currency gains	(2.66)		(0.63)		(0.46)		(0.48)	(0.97)

Redemption fees[d]	—		—		—		—	—

Net asset value, end of year	$17.33		$17.08		$16.70		$15.49	$14.18

Total return[e]	18.69%		6.21%		11.03%		12.84%	(0.80)%
Ratios to average net assets[f]
Expenses before expense reduction	0.79%		0.83%		0.89%		1.05%	1.03%
Expenses net of expense reduction	0.79%	[g]	0.83%	[g]	0.89%	[g]	0.97%	0.99%
Net investment income	5.48%		4.41%		4.45%		3.84%	3.56%

Supplemental data
Net assets, end of year (000’s)	$143,264		$128,155		$91,162		$35,572	$5,769
Portfolio turnover rate	20.84%		28.46%		47.33%		30.65%	30.28%

aFor the period April 1, 2005 (effective date) to December 31, 2005.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-12

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.37	$18.00

Income from investment operations[b]:
Net investment income[c]	0.93	0.66
Net realized and unrealized gains (losses)	2.00	(0.64)

Total from investment operations	2.93	0.02

Less distributions from net investment income and net foreign currency gains	(2.69)	(0.65)

Redemption fees[d]	—	—

Net asset value, end of year	$17.61	$17.37

Total return[e]	18.58%	0.26%
Ratios to average net assets[f]
Expenses[g]	0.89%	0.93%
Net investment income	5.38%	4.31%

Supplemental data
Net assets, end of year (000’s)	$108,910	$43,069
Portfolio turnover rate	20.84%	28.46%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Templeton Global Bond Securities Fund	Principal Amount[a]		Value
Foreign Government and Agency Securities 92.6%
Argentina 2.2%
[b,c]Government of Argentina, senior bond, FRN, 0.943%, 8/03/12	107,485,000		$37,028,582

Australia 9.3%
Government of Australia, TB123, 5.75%, 4/15/12	43,700,000	AUD	40,128,944
New South Wales Treasury Corp., 6.00%, 5/01/12	13,180,000	AUD	12,067,978
senior note, 5.50%, 3/01/17	32,225,000	AUD	27,977,586
Queensland Treasury Corp., 11, 6.00%, 6/14/11	22,050,000	AUD	20,148,919
13, 6.00%, 8/14/13	24,450,000	AUD	22,354,307
17, 6.00%, 9/14/17	13,160,000	AUD	11,735,449
[d]144A, 7.125%, 9/18/17	33,340,000	NZD	25,125,567

			159,538,750

Austria 0.0%[e]
[d]Government of Austria, senior bond, 144A, 5.00%, 7/15/12	400,000	EUR	617,510

Brazil 4.6%
Nota Do Tesouro Nacional, 10.00%, 1/01/12	38,245	[f] BRL	21,251,165
10.00%, 1/01/14	7,100	[f] BRL	3,751,428
10.00%, 1/01/17	22,490	[f] BRL	11,070,574
[g]Index Linked, 6.00%, 5/15/11	2,055	[f] BRL	2,209,735
[g]Index Linked, 6.00%, 5/15/15	27,735	[f] BRL	28,823,766
[g]Index Linked, 6.00%, 5/15/45	10,825	[f] BRL	10,933,107

			78,039,775

Canada 2.5%
Province of Manitoba, 6.375%, 9/01/15	39,310,000	NZD	28,369,975
Province of Ontario, 6.25%, 6/16/15	20,165,000	NZD	14,806,671

			43,176,646

France 1.8%
Government of France, 4.25%, 10/25/17	20,450,000	EUR	31,243,208

Germany 1.0%
KfW Bankengruppe, senior note, 6.375%, 2/17/15	8,730,000	NZD	6,489,576
Landwirtschaftliche Rentenbank, senior note, 8.50%, 2/22/16	137,707,000	MXN	10,694,959

			17,184,535

Hungary 1.9%
Government of Hungary, 3.50%, 7/18/16	1,055,000	EUR	1,407,794
4.375%, 7/04/17	5,380,000	EUR	7,519,915
5.75%, 6/11/18	13,795,000	EUR	20,458,136
senior note, 3.875%, 2/24/20	3,120,000	EUR	3,943,059

			33,328,904

Indonesia 8.9%
Government of Indonesia, FR20, 14.275%, 12/15/13	14,267,000,000	IDR	1,782,429
FR31, 11.00%, 11/15/20	167,351,000,000	IDR	18,714,896
FR34, 12.80%, 6/15/21	207,810,000,000	IDR	25,631,742
FR35, 12.90%, 6/15/22	66,582,000,000	IDR	8,247,692
FR36, 11.50%, 9/15/19	30,075,000,000	IDR	3,470,192
FR37, 12.00%, 9/15/26	8,230,000,000	IDR	960,531
FR39, 11.75%, 8/15/23	5,491,000,000	IDR	630,664

TGB-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund	Principal Amount[a]		Value
Foreign Government and Agency Securities (continued)
Indonesia (continued)
Government of Indonesia (continued)
FR40, 11.00%, 9/15/25	61,856,000,000	IDR	$6,727,044
FR42, 10.25%, 7/15/27	88,574,000,000	IDR	9,068,853
FR43, 10.25%, 7/15/22	68,340,000,000	IDR	7,105,911
FR44, 10.00%, 9/15/24	4,454,000,000	IDR	451,307
FR46, 9.50%, 7/15/23	226,780,000,000	IDR	22,256,915
FR47, 10.00%, 2/15/28	61,737,000,000	IDR	6,190,079
FR48, 9.00%, 9/15/18	16,920,000,000	IDR	1,705,465
FR49, 9.00%, 9/15/13	35,030,000,000	IDR	3,744,588
[d]senior bond, 144A, 8.50%, 10/12/35	9,119,000		10,995,979
[d]senior bond, 144A, 6.625%, 2/17/37	2,240,000		2,219,350
[d]senior bond, 144A, 7.75%, 1/17/38	10,980,000		12,238,125
[d]senior note, 144A, 11.625%, 3/04/19	6,410,000		9,300,910

			151,442,672

Iraq 0.4%
Government of Iraq,
[d]144A, 5.80%, 1/15/28	5,055,000		3,917,625
[h]Reg S, 5.80%, 1/15/28	3,440,000		2,666,000

			6,583,625

Israel 1.6%
Government of Israel, 2680, 7.00%, 4/29/11	99,205,000	ILS	27,729,580

Lithuania 1.2%
[d]Government of Lithuania, 144A, 6.75%, 1/15/15	19,480,000		19,956,286

Malaysia 3.2%
Government of Malaysia, 3.869%, 4/13/10	1,690,000	MYR	496,261
3.756%, 4/28/11	106,560,000	MYR	31,674,711
3.833%, 9/28/11	3,660,000	MYR	1,091,597
3.461%, 7/31/13	12,600,000	MYR	3,690,089
3.814%, 2/15/17	18,885,000	MYR	5,426,680
4.24%, 2/07/18	44,360,000	MYR	13,018,054

			55,397,392

Mexico 8.3%
Government of Mexico, 7.25%, 12/15/16	250,000[i]	MXN	1,868,499
[d]144A, 7.50%, 3/08/10	450,000	EUR	651,915
M 10, 8.00%, 12/17/15	726,000[i]	MXN	5,675,637
M 10, 7.75%, 12/14/17	4,473,000[i]	MXN	33,961,062
M 20, 10.00%, 12/05/24	8,569,800[i]	MXN	75,283,997
M 30, 10.00%, 11/20/36	1,755,000[i]	MXN	15,246,578
MI10, 9.00%, 12/20/12	265,000[i]	MXN	2,147,906
MI10, 8.00%, 12/19/13	794,500[i]	MXN	6,270,800

			141,106,394

Netherlands 1.1%
Government of the Netherlands, 4.50%, 7/15/17	12,280,000	EUR	19,049,696

Norway 3.0%
Government of Norway, 6.00%, 5/16/11	230,250,000	NOK	41,674,638
6.50%, 5/15/13	49,400,000	NOK	9,438,277

			51,112,915

TGB-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund	Principal Amount[a]		Value
Foreign Government and Agency Securities (continued)
Peru 0.3%
Government of Peru, 7.84%, 8/12/20	4,945,000	PEN	$1,973,437
Sereis 7, 8.60%, 8/12/17	6,185,000	PEN	2,620,363

			4,593,800

Philippines 0.0%[e]
[h]Government of the Philippines, Reg S, 9.125%, 2/22/10	330,000	EUR	478,283

Poland 6.4%
Government of Poland, 4.75%, 4/25/12	44,940,000	PLN	15,606,799
5.75%, 4/25/14	92,590,000	PLN	32,337,410
6.25%, 10/24/15	44,730,000	PLN	15,817,394
5.75%, 9/23/22	48,750,000	PLN	16,223,675
senior note, 6.375%, 7/15/19	27,200,000		29,809,514

			109,794,792

Qatar 0.8%
[d]Government of Qatar, senior note, 144A, 6.55%, 4/09/19	12,060,000		13,402,278

Russia 4.4%
[d]Government of Russia, 144A, 7.50%, 3/31/30	66,586,780		75,116,547

South Africa 2.1%
Government of South Africa, 5.25%, 5/16/13	3,590,000	EUR	5,370,156
4.50%, 4/05/16	1,874,000	EUR	2,694,730
6.875%, 5/27/19	21,215,000		23,946,431
senior note, 6.50%, 6/02/14	805,000		881,266
senior note, 5.875%, 5/30/22	3,485,000		3,587,372

			36,479,955

South Korea 14.9%
The Export-Import Bank of Korea, 4.625%, 2/20/17	230,000	EUR	327,711
5.125%, 3/16/15	350,000		364,525
[h]Reg S, 5.25%, 2/10/14	345,000		362,556
senior note, 8.125%, 1/21/14	1,170,000		1,359,429
Government of Korea, senior bond, 5.625%, 11/03/25	730,000		740,192
Korea Deposit Insurance Corp., 07-1, 5.57%, 9/14/12	6,600,000,000	KRW	5,749,729
08-1, 5.28%, 2/15/13	880,000,000	KRW	759,298
Korea Development Bank, senior note, 8.00%, 1/23/14	3,875,000		4,469,425
Korea Treasury Bond, 0400-1206, 4.00%, 6/10/12	126,527,650,000	KRW	107,511,012
0475-1112, 4.75%, 12/10/11	77,103,490,000	KRW	66,578,948
0500-1609, 5.00%, 9/10/16	2,806,000,000	KRW	2,375,133
0525-1209, 5.25%, 9/10/12	28,539,000,000	KRW	24,892,715
0525-1303, 5.25%, 3/10/13	1,940,790,000	KRW	1,693,360
0550-1106, 5.50%, 6/10/11	19,791,570,000	KRW	17,332,135
senior note, 7.125%, 4/16/19	18,370,000		21,100,829

			255,616,997

Sri Lanka 1.8%
Government of Sri Lanka, A, 8.50%, 1/15/13	694,400,000	LKR	5,741,280
13.50%, 2/01/13	674,300,000	LKR	6,329,850
11.25%, 7/15/14	773,000,000	LKR	6,738,501
11.00%, 8/01/15	1,349,700,000	LKR	11,575,555

			30,385,186

TGB-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund	Principal Amount[a]		Value
Foreign Government and Agency Securities (continued)
[j]Supranational 2.1%
Corporacion Andina De Fomento, 8.125%, 6/04/19	9,880,000		$11,449,932
European Investment Bank, senior note, 4.50%, 5/15/13	33,700,000	NOK	5,964,896
1612/37, 6.50%, 9/10/14	7,850,000	NZD	5,876,304
Inter-American Development Bank, 6.00%, 12/15/17	575,000	NZD	411,788
senior note, 7.50%, 12/05/24	200,000,000	MXN	12,751,075

			36,453,995

Sweden 6.2%
Government of Sweden, 5.25%, 3/15/11	712,870,000	SEK	105,319,008

United Arab Emirates 0.8%
[d]Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19	11,840,000		13,033,626

Venezuela 1.8%
Government of Venezuela,
10.75%, 9/19/13	13,570,000		12,145,150
[h]senior bond, Reg S, 5.375%, 8/07/10	11,235,000		11,010,300
Petroleos de Venezuela SA, senior bond, zero cpn., 7/10/11	10,250,000		8,338,375

			31,493,825

Total Foreign Government and Agency Securities (Cost $1,493,197,175)			1,584,704,762

Municipal Bonds 3.3%
United States and U.S. Territories 3.3%
Alabama Public Housing Authorities Capital Program Revenue, Series B, FSA Insured, 4.45%, 1/01/24	330,000		331,865
Alabama State University Revenue, General Tuition and Fee, Assured Guaranty,
5.00%, 9/01/29	175,000		183,456
5.75%, 9/01/39	175,000		190,248
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F-1,
5.00%, 4/01/39	1,330,000		1,339,722
5.50%, 4/01/43	2,810,000		2,928,694
Bexar County Hospital District GO, Certificates of Obligation, 5.00%, 2/15/32	1,615,000		1,644,005
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured, 5.25%, 8/15/47	1,450,000		1,486,235
California State GO,
Refunding, 5.125%, 4/01/33	4,725,000		4,408,189
Refunding, 5.00%, 4/01/38	1,985,000		1,784,138
Various Purpose, 6.00%, 4/01/38	11,650,000		11,880,320
Florida State Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 4.25%, 7/01/14	4,545,000		4,817,064
Hamilton County Sales Tax Revenue, sub. bond, Refunding, Series A, FSA Insured, 5.00%, 12/01/32	3,650,000		3,750,557
Illinois Municipal Electricity Agency Power Supply Revenue, Series A, BHAC Insured, 5.00%, 2/01/35	2,155,000		2,193,424
Las Vegas Valley Water District GO, Refunding, Series A, NATL Insured, 5.00%, 6/01/26	860,000		884,123
Lewisville ISD, GO, School Building, 5.00%, 8/15/26	1,200,000		1,295,556
Los Angeles USD, GO, Series I, 5.00%,
7/01/26	400,000		417,500
7/01/27	425,000		442,927
Minneapolis Health Care System Revenue, Fairview Health Services, Series B, Assured Guaranty, 6.50%, 11/15/38	1,790,000		2,001,864
MTA Revenue,
Series B, Assured Guaranty, 5.25%, 11/15/20	950,000		1,068,874
Transportation, Series A, FSA Insured, 5.50%, 11/15/21	900,000		1,036,557
North Carolina Eastern Municipal Power Agency Power System Revenue, Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19	2,400,000		2,623,944

TGB-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund	Principal Amount[a]		Value
Municipal Bonds (continued)
United States and U.S. Territories (continued)
Palomar Pomerado Health GO, Election of 2004, Series A, NATL Insured, 5.125%, 8/01/37	4,570,000		$4,284,969
Philadelphia GO, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/24	500,000		522,020
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, NATL Insured, 5.50%, 7/01/21	875,000		888,396
Regional Transportation District Sales Tax Revenue, Fastracks Project, Series A, AMBAC Insured, 5.00%, 11/01/27	1,290,000		1,350,566
Tarrant County Cultural Education Facilities Finance Corp. Revenue, Christus Health, Refunding, Series A, Assured Guaranty, 6.25%, 7/01/28	1,500,000		1,665,330

Total Municipal Bonds (Cost $53,453,737)			55,420,543

Total Investments before Short Term Investments (Cost $1,546,650,912)			1,640,125,305

Short Term Investments 2.1%
Foreign Government and Agency Securities 1.1%
Israel 0.3%
[k]Israel Treasury Bill, 10/6/10	20,240,000	ILS	5,259,731

Norway 0.8%
[k]Norway Treasury Bill, 3/17/10	76,400,000	NOK	13,134,463

Total Foreign Government and Agency Securities (Cost $17,210,359)			18,394,194

Total Investments before Repurchase Agreements (Cost $1,563,861,271)			1,658,519,499

Repurchase Agreements (Cost $18,122,943) 1.0%
[l]Joint Repurchase Agreement, 0.003%, 1/04/10 (Maturity Value $18,122,949)	18,122,943		18,122,943

Banc of America Securities LLC (Maturity Value $2,129,265)

BNP Paribas Securities Corp. (Maturity Value $4,258,349)

Credit Suisse Securities (USA) LLC (Maturity Value $3,548,836)

Deutsche Bank Securities Inc. (Maturity Value $1,089,008)

HSBC Securities (USA) Inc. (Maturity Value $3,548,836)

Morgan Stanley & Co. Inc. (Maturity Value $2,838,960)

UBS Securities LLC (Maturity Value $709,695)

Collateralized by U.S. Government Agency Securities, 0.50% - 7.625%, 3/30/10 - 2/09/28;
[k]U.S. Government Agency Discount Notes, 9/21/10; [k]U.S. Treasury Bills,
8/26/10 - 12/16/10; and U.S. Treasury Notes, 0.875% - 4.25%, 5/31/11 - 11/15/14

Total Investments (Cost $1,581,984,214) 98.0%			1,676,642,442
Other Assets, less Liabilities 2.0%			33,976,648

Net Assets 100.0%			$1,710,619,090

aThe principal amount is stated in U.S. dollars unless otherwise indicated.

bThe coupon rate shown represents the rate at period end.

cThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2009, the aggregate value of these securities was $186,575,718, representing 10.91% of net assets.

eRounds to less than 0.1% of net assets.

fPrincipal amount is stated in 1,000 Brazilian Real Units.

gRedemption price at maturity is adjusted for inflation. See Note 1(f).

hSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2009, the aggregate value of these securities was $14,517,139, representing 0.85% of net assets.

iPrincipal amount is stated in 100 Mexican Peso Units.

jA supranational organization is an entity formed by two or more central governments through international treaties.

kThe security is traded on a discount basis with no stated coupon rate.

lSee Note 1(c) regarding joint repurchase agreement.

TGB-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund

At December 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	JPHQ	Sell	56,089,316	16,337,329		1/04/10	$—	$(41,027)
Malaysian Ringgit	JPHQ	Buy	56,089,316	16,085,264		1/04/10	293,091	—
Swedish Krona	DBAB	Sell	136,332,733	13,172,245	EUR	1/05/10	—	(186,943)
Swedish Krona	DBAB	Buy	136,332,733	12,649,755	EUR	1/05/10	934,855	—
Euro	UBSW	Sell	13,846,000	19,140,433		1/11/10	—	(679,077)
Euro	DBAB	Sell	9,460,000	13,121,020		1/11/10	—	(420,260)
Euro	BOFA	Sell	2,800,000	3,881,080		1/11/10	—	(126,910)
Euro	CITI	Sell	2,240,000	3,113,130		1/11/10	—	(93,262)
Euro	FBCO	Sell	1,726,000	2,391,805		1/11/10	—	(78,835)
Malaysian Ringgit	DBAB	Buy	11,434,805	3,219,258		1/11/10	118,738	—
Euro	JPHQ	Sell	937,000	1,303,461		1/13/10	—	(37,780)
Mexican Peso	DBAB	Sell	92,844,000	6,676,302		1/13/10	—	(410,034)
Philippine Peso	JPHQ	Buy	432,590,000	9,275,111		1/13/10	12,969	—
Euro	DBAB	Sell	4,856,000	6,783,201		1/15/10	—	(167,755)
Philippine Peso	DBAB	Buy	66,125,000	1,423,267		1/15/10	—	(3,857)
Philippine Peso	HSBC	Buy	115,942,000	2,490,698		1/15/10	—	(1,938)
Philippine Peso	JPHQ	Buy	165,119,000	3,558,139		1/19/10	—	(15,516)
Philippine Peso	DBAB	Buy	41,372,000	889,529		1/19/10	—	(1,894)
Mexican Peso	DBAB	Sell	15,775,146	1,158,021		1/20/10	—	(45,002)
Mexican Peso	DBAB	Buy	15,775,146	1,063,374		1/20/10	139,650	—
Mexican Peso	HSBC	Sell	234,622,679	17,218,370		1/21/10	—	(671,956)
Mexican Peso	HSBC	Buy	234,622,679	15,950,603		1/21/10	1,939,723	—
Euro	CITI	Sell	4,998,400	7,136,815		1/27/10	—	(17,837)
Mexican Peso	DBAB	Sell	14,600,000	1,079,187		1/27/10	—	(33,279)
Chilean Peso	DBAB	Buy	2,227,910,000	3,527,407		1/28/10	870,276	—
New Zealand Dollar	BZWS	Sell	12,970,535	6,582,546		1/28/10	—	(2,806,502)
Chilean Peso	DBAB	Buy	5,127,860,000	8,173,239		1/29/10	1,949,269	—
Chilean Peso	JPHQ	Buy	675,370,000	1,075,430		1/29/10	257,765	—
Euro	DBAB	Sell	31,205,000	44,106,083		1/29/10	—	(560,252)
Euro	UBSW	Sell	5,540,000	7,774,005		1/29/10	—	(155,862)
Mexican Peso	CITI	Sell	54,328,000	3,985,329		1/29/10	—	(153,264)
New Zealand Dollar	UBSW	Sell	7,565,376	4,924,303		1/29/10	—	(551,660)
Singapore Dollar	HSBC	Sell	53,093,000	35,406,213		1/29/10	—	(2,355,971)
Singapore Dollar	BZWS	Sell	13,275,000	8,821,800		1/29/10	—	(619,991)
Singapore Dollar	UBSW	Sell	13,281,000	8,826,989		1/29/10	—	(619,069)
Singapore Dollar	HSBC	Buy	53,093,000	38,293,487		1/29/10	—	(531,303)
Singapore Dollar	BZWS	Buy	13,275,000	9,525,005		1/29/10	—	(83,215)
Singapore Dollar	UBSW	Buy	13,281,000	9,521,386		1/29/10	—	(75,328)
Chilean Peso	DBAB	Buy	1,075,430,000	1,720,688		2/02/10	402,800	—
New Zealand Dollar	DBAB	Sell	9,712,629	4,910,123		2/02/10	—	(2,118,088)
Singapore Dollar	HSBC	Sell	13,298,000	8,849,581		2/02/10	—	(608,069)
Singapore Dollar	BZWS	Sell	5,320,000	3,539,587		2/02/10	—	(244,042)
Singapore Dollar	HSBC	Buy	13,298,000	9,571,382		2/02/10	—	(113,732)
Singapore Dollar	BZWS	Buy	5,320,000	3,817,177		2/02/10	—	(33,548)
Chilean Peso	DBAB	Buy	2,018,040,000	3,226,283		2/03/10	758,709	—
Chinese Yuan	DBAB	Buy	102,053,000	14,468,949		2/03/10	484,493	—
New Zealand Dollar	DBAB	Sell	12,744,985	6,363,571		2/03/10	—	(2,858,274)
Singapore Dollar	HSBC	Sell	16,660,000	11,062,490		2/03/10	—	(786,081)
Singapore Dollar	HSBC	Buy	16,660,000	11,991,219		2/03/10	—	(142,647)
Indian Rupee	JPHQ	Buy	21,500,000	423,228		2/04/10	38,798	—
Singapore Dollar	HSBC	Sell	16,752,000	11,062,099		2/04/10	—	(851,741)

TGB-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	HSBC	Buy	16,752,000	12,003,697	2/04/10	$—	$(89,858)
Mexican Peso	DBAB	Sell	46,717,000	3,472,092	2/05/10	—	(83,898)
Singapore Dollar	HSBC	Sell	13,362,000	8,849,886	2/05/10	—	(652,893)
Singapore Dollar	HSBC	Buy	13,362,000	9,574,582	2/05/10	—	(71,804)
Euro	HSBC	Sell	1,200,000	1,728,792	2/08/10	11,164	—
Euro	JPHQ	Sell	300,000	431,850	2/08/10	2,443	—
Mexican Peso	DBAB	Sell	81,332,000	5,956,199	2/08/10	—	(232,532)
Mexican Peso	DBAB	Buy	81,332,000	5,299,365	2/08/10	889,367	—
Singapore Dollar	JPHQ	Sell	10,525,000	6,991,033	2/08/10	—	(493,824)
Singapore Dollar	JPHQ	Buy	10,525,000	7,546,967	2/08/10	—	(62,110)
Singapore Dollar	JPHQ	Sell	13,338,000	8,857,750	2/09/10	—	(627,443)
Singapore Dollar	JPHQ	Buy	13,338,000	9,589,474	2/09/10	—	(104,281)
Singapore Dollar	BZWS	Sell	5,284,900	3,543,037	2/11/10	—	(215,168)
Singapore Dollar	BZWS	Buy	5,284,900	3,785,542	2/11/10	—	(27,337)
Chilean Peso	DBAB	Buy	1,058,220,000	1,720,683	2/12/10	370,268	—
Malaysian Ringgit	DBAB	Buy	97,443,480	26,843,934	2/12/10	1,563,670	—
New Zealand Dollar	HSBC	Sell	2,945,715	1,530,005	2/12/10	—	(600,116)
South Korean Won	HSBC	Buy	16,244,000,000	11,944,118	2/12/10	1,966,890	—
Chilean Peso	DBAB	Buy	2,604,680,000	4,301,701	2/16/10	846,346	—
Chilean Peso	DBAB	Buy	2,600,220,000	4,326,489	2/17/10	813,098	—
Malaysian Ringgit	HSBC	Buy	4,899,000	1,343,480	2/17/10	84,450	—
New Zealand Dollar	HSBC	Sell	3,931,416	1,966,495	2/22/10	—	(874,485)
Chilean Peso	CITI	Buy	4,456,290,000	7,355,035	2/26/10	1,458,743	—
Chilean Peso	DBAB	Buy	1,311,360,000	2,163,246	2/26/10	430,399	—
New Zealand Dollar	DBAB	Sell	2,852,731	1,430,644	2/26/10	—	(630,280)
Chilean Peso	DBAB	Buy	1,304,870,000	2,163,246	3/03/10	418,082	—
Chilean Peso	DBAB	Buy	2,119,640,000	3,461,202	3/04/10	731,912	—
Chilean Peso	DBAB	Buy	1,328,230,000	2,163,241	3/05/10	464,281	—
Chilean Peso	DBAB	Buy	1,252,750,000	2,036,230	3/08/10	441,952	—
Chilean Peso	DBAB	Buy	1,330,940,000	2,163,251	3/09/10	469,598	—
New Zealand Dollar	DBAB	Sell	11,084,376	5,470,140	3/12/10	—	(2,529,492)
New Zealand Dollar	DBAB	Sell	11,089,511	5,596,876	3/16/10	—	(2,404,088)
Singapore Dollar	JPHQ	Sell	8,859,000	5,757,083	3/17/10	—	(540,775)
Singapore Dollar	JPHQ	Buy	8,859,000	6,368,799	3/17/10	—	(70,941)
Mexican Peso	CITI	Sell	65,351,230	4,831,766	3/22/10	—	(116,442)
Australian Dollar	BZWS	Sell	4,356,970	2,963,393	3/24/10	—	(912,372)
Indian Rupee	DBAB	Buy	159,915,000	3,090,503	4/09/10	328,073	—
Indian Rupee	DBAB	Buy	342,913,000	6,622,499	4/12/10	706,111	—
Indian Rupee	JPHQ	Buy	230,330,000	4,414,989	4/13/10	507,091	—
Indian Rupee	JPHQ	Buy	226,092,000	4,414,997	4/15/10	415,642	—
Indian Rupee	JPHQ	Buy	112,941,000	2,213,661	4/19/10	198,538	—
Indian Rupee	DBAB	Buy	79,271,000	1,545,244	4/19/10	147,830	—
Malaysian Ringgit	JPHQ	Buy	4,069,213	1,123,999	4/19/10	59,149	—
Malaysian Ringgit	JPHQ	Buy	11,659,000	3,246,999	4/20/10	142,798	—
Chilean Peso	CITI	Buy	1,945,145,000	3,315,400	4/23/10	536,271	—
Chilean Peso	CITI	Buy	1,899,362,000	3,240,347	4/26/10	521,188	—
Indian Rupee	DBAB	Buy	160,601,000	3,099,125	4/26/10	328,821	—
Chilean Peso	JPHQ	Buy	1,501,938,000	2,566,757	4/27/10	407,849	—
Chilean Peso	CITI	Buy	1,507,329,000	2,566,759	4/27/10	418,524	—
Indian Rupee	JPHQ	Buy	22,911,000	442,725	4/27/10	46,255	—
Chilean Peso	CITI	Buy	2,420,966,000	4,106,813	4/28/10	688,161	—
Chilean Peso	UBSW	Buy	303,134,000	513,351	4/28/10	87,037	—

TGB-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	DBAB	Buy	71,377,981	1,394,101		4/28/10	$129,149	$—
Indian Rupee	JPHQ	Buy	113,671,000	2,213,651		4/28/10	212,158	—
New Zealand Dollar	DBAB	Sell	2,329,569	1,274,973		4/28/10	—	(399,898)
Peruvian Nuevo Sol	DBAB	Buy	32,777,510	10,568,277		4/29/10	751,249	—
Indian Rupee	JPHQ	Buy	113,782,000	2,213,658		4/30/10	214,080	—
Swedish Krona	BZWS	Buy	122,773,200	11,484,864	EUR	4/30/10	723,653	—
Peruvian Nuevo Sol	DBAB	Buy	1,998,991	665,222		5/07/10	25,108	—
Peruvian Nuevo Sol	DBAB	Buy	5,300,000	1,771,983		5/10/10	58,303	—
Chilean Peso	DBAB	Buy	420,740,000	733,840		5/18/10	100,250	—
Peruvian Nuevo Sol	DBAB	Buy	19,235,857	6,268,181		5/18/10	374,570	—
Chilean Peso	DBAB	Buy	145,512,000	260,681		5/26/10	27,894	—
Chilean Peso	CITI	Buy	41,560,000	74,480		5/26/10	7,940	—
Chilean Peso	DBAB	Buy	187,450,000	331,770		5/28/10	40,010	—
Chilean Peso	CITI	Buy	187,520,000	331,776		5/28/10	40,142	—
Chilean Peso	CITI	Buy	74,780,000	132,706		6/01/10	15,636	—
Indian Rupee	DBAB	Buy	217,594,000	4,433,546		6/01/10	195,769	—
New Zealand Dollar	UBSW	Sell	11,305,079	7,897,502		6/01/10	—	(206,844)
New Zealand Dollar	DBAB	Sell	11,236,978	7,848,917		6/01/10	—	(206,610)
New Zealand Dollar	CITI	Sell	6,395,559	4,460,135		6/01/10	—	(124,692)
Indian Rupee	HSBC	Buy	6,451,000	133,010		6/02/10	4,222	—
New Zealand Dollar	BZWS	Sell	9,370,868	6,599,715		6/02/10	—	(117,468)
New Zealand Dollar	DBAB	Sell	4,846,894	3,420,211		6/02/10	—	(54,118)
New Zealand Dollar	FBCO	Sell	1,599,481	1,127,634		6/02/10	—	(18,899)
Indian Rupee	HSBC	Buy	31,921,000	665,021		6/03/10	13,976	—
Indian Rupee	HSBC	Buy	213,076,000	4,433,541		6/04/10	98,424	—
Poland Zloty	DBAB	Buy	15,778,000	3,468,378	EUR	6/04/10	480,708	—
Indian Rupee	DBAB	Buy	106,538,000	2,216,771		6/07/10	48,597	—
Poland Zloty	DBAB	Buy	14,926,000	3,251,639	EUR	6/07/10	495,888	—
Indian Rupee	HSBC	Buy	42,784,000	886,715		6/08/10	22,939	—
Indian Rupee	DBAB	Buy	53,739,000	1,114,917		6/08/10	27,658	—
Poland Zloty	CITI	Buy	5,990,000	1,300,545	EUR	6/08/10	205,140	—
Mexican Peso	DBAB	Sell	266,049,641	19,073,710		6/09/10	—	(875,899)
New Zealand Dollar	BZWS	Sell	9,370,868	6,595,779		6/09/10	—	(117,396)
Indian Rupee	DBAB	Buy	43,392,000	891,922		6/10/10	30,493	—
Indian Rupee	BZWS	Buy	64,888,000	1,337,897		6/11/10	41,349	—
Indian Rupee	HSBC	Buy	43,481,000	891,918		6/11/10	32,305	—
Indian Rupee	DBAB	Buy	108,614,000	2,229,809		6/16/10	77,825	—
Indian Rupee	DBAB	Buy	98,937,000	2,006,836		6/21/10	94,251	—
Indian Rupee	JPHQ	Buy	79,054,000	1,603,529		6/22/10	75,158	—
Indian Rupee	DBAB	Buy	119,627,000	2,405,288		6/24/10	134,496	—
Indian Rupee	HSBC	Buy	80,337,000	1,603,533		6/25/10	101,937	—
Peruvian Nuevo Sol	DBAB	Buy	6,318,000	2,063,020		6/28/10	118,614	—
Swedish Krona	UBSW	Buy	60,129,000	5,405,923	EUR	6/28/10	672,189	—
Malaysian Ringgit	JPHQ	Buy	14,772,000	4,162,886		6/29/10	120,716	—
Swedish Krona	UBSW	Buy	43,662,000	3,940,258	EUR	6/29/10	466,972	—
Indian Rupee	DBAB	Buy	79,423,000	1,603,533		7/09/10	80,654	—
Indian Rupee	JPHQ	Buy	79,487,000	1,603,530		7/09/10	82,014	—
Malaysian Ringgit	DBAB	Buy	9,014,572	2,535,531		7/09/10	77,810	—
Indian Rupee	DBAB	Buy	40,128,000	801,758		7/12/10	48,975	—
Indian Rupee	JPHQ	Buy	48,258,000	962,120		7/12/10	60,974	—
Malaysian Ringgit	DBAB	Buy	18,006,622	5,046,935		7/12/10	172,788	—
Malaysian Ringgit	JPHQ	Buy	4,594,000	1,279,844		7/13/10	51,819	—

TGB-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	DBAB	Buy	2,637,000	732,907		7/16/10	$31,417	$—
Malaysian Ringgit	DBAB	Buy	11,455,000	2,280,737	EUR	7/16/10	57,469	—
Indian Rupee	CITI	Buy	19,711,000	394,220		7/19/10	23,442	—
Indian Rupee	JPHQ	Buy	19,711,000	394,220		7/20/10	23,411	—
Malaysian Ringgit	DBAB	Buy	4,160,000	1,165,005		7/20/10	40,623	—
Malaysian Ringgit	DBAB	Buy	12,933,000	2,569,998	EUR	7/20/10	71,770	—
Malaysian Ringgit	DBAB	Buy	5,058,000	1,428,410		7/23/10	37,351	—
Malaysian Ringgit	DBAB	Buy	16,628,000	3,304,189	EUR	7/23/10	92,090	—
Malaysian Ringgit	JPHQ	Buy	5,318,000	1,498,028		7/27/10	42,910	—
Malaysian Ringgit	JPHQ	Buy	16,628,000	3,293,913	EUR	7/27/10	106,419	—
Malaysian Ringgit	HSBC	Buy	3,005,000	852,168		7/30/10	18,486	—
New Zealand Dollar	DBAB	Sell	18,763,956	12,074,605		7/30/10	—	(1,304,294)
New Zealand Dollar	DBAB	Sell	18,692,571	12,007,173		8/03/10	—	(1,315,642)
New Zealand Dollar	BZWS	Sell	7,317,361	4,697,746		8/03/10	—	(517,580)
New Zealand Dollar	DBAB	Sell	7,405,811	4,731,573		8/04/10	—	(546,281)
New Zealand Dollar	BZWS	Sell	3,686,939	2,367,015		8/04/10	—	(260,533)
New Zealand Dollar	CITI	Sell	18,563,255	12,122,269		8/05/10	—	(1,105,803)
New Zealand Dollar	DBAB	Sell	5,506,806	3,589,336		8/05/10	—	(334,783)
Malaysian Ringgit	HSBC	Buy	6,100,000	1,743,854		8/06/10	23,192	—
New Zealand Dollar	CITI	Sell	7,269,764	4,750,900		8/06/10	—	(428,990)
New Zealand Dollar	FBCO	Sell	3,628,158	2,362,838		8/06/10	—	(222,316)
Malaysian Ringgit	JPHQ	Buy	1,100,000	313,837		8/09/10	4,784	—
New Zealand Dollar	CITI	Sell	7,173,180	4,716,079		8/09/10	—	(393,501)
New Zealand Dollar	DBAB	Sell	7,205,549	4,739,810		8/09/10	—	(392,827)
New Zealand Dollar	FBCO	Sell	7,091,362	4,672,853		8/09/10	—	(378,447)
New Zealand Dollar	FBCO	Sell	7,103,800	4,717,847		8/11/10	—	(341,329)
Poland Zloty	DBAB	Buy	59,155,000	14,078,825	EUR	8/11/10	179,699	—
New Zealand Dollar	DBAB	Sell	24,938,679	16,238,792		8/12/10	—	(1,520,280)
New Zealand Dollar	DBAB	Sell	8,453,000	5,486,842		8/13/10	—	(532,035)
New Zealand Dollar	DBAB	Sell	8,915,000	5,884,792		8/16/10	—	(461,198)
Brazilian Real	DBAB	Buy	5,465,000	265,418,655	JPY	8/17/10	116,281	—
New Israeli Shekel	CITI	Buy	14,794,000	3,904,048		8/17/10	—	(8,991)
Japanese Yen	UBSW	Sell	758,781,000	7,999,294		8/17/10	—	(180,698)
Brazilian Real	DBAB	Buy	4,037,000	194,381,550	JPY	8/18/10	103,474	—
Japanese Yen	JPHQ	Sell	377,047,000	3,999,650		8/18/10	—	(65,165)
Brazilian Real	DBAB	Buy	6,056,000	284,668,336	JPY	8/19/10	229,058	—
New Israeli Shekel	CITI	Buy	7,400,000	1,952,249		8/19/10	—	(3,968)
New Israeli Shekel	DBAB	Buy	1,482,000	390,411		8/19/10	—	(228)
New Israeli Shekel	CITI	Buy	7,402,000	1,947,382		8/19/10	1,425	—
Japanese Yen	HSBC	Sell	375,298,000	3,989,137		8/19/10	—	(56,904)
Euro	UBSW	Sell	6,270,000	8,838,506		8/20/10	—	(128,467)
Indian Rupee	DBAB	Buy	143,891,000	2,881,278		8/20/10	160,340	—
New Israeli Shekel	CITI	Buy	5,678,400	1,485,675		8/20/10	9,326	—
Japanese Yen	DBAB	Sell	376,727,000	3,989,146		8/20/10	—	(72,383)
Japanese Yen	BZWS	Sell	376,247,000	3,995,063		8/20/10	—	(61,292)
Euro	UBSW	Sell	6,274,000	8,874,322		8/23/10	—	(98,148)
Indian Rupee	DBAB	Buy	124,700,000	2,497,112		8/23/10	138,246	—
New Israeli Shekel	CITI	Buy	9,690,400	2,541,278		8/23/10	9,924	—
Japanese Yen	CITI	Sell	751,731,000	7,990,126		8/23/10	—	(114,850)
Japanese Yen	FBCO	Sell	746,218,000	7,990,128		8/23/10	—	(55,408)
Japanese Yen	JPHQ	Sell	750,133,000	7,990,126		8/24/10	—	(97,785)
Japanese Yen	BZWS	Sell	747,636,000	7,990,125		8/24/10	—	(70,863)

TGB-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
New Zealand Dollar	FBCO	Sell	6,517,276	4,297,361		8/24/10	$—	$(338,245)
Japanese Yen	DBAB	Sell	371,821,000	3,995,068		8/25/10	—	(13,976)
New Zealand Dollar	DBAB	Sell	6,486,000	4,335,891		8/27/10	—	(276,127)
Brazilian Real	DBAB	Buy	4,043,000	188,901,089	JPY	8/31/10	158,431	—
Indian Rupee	DBAB	Buy	88,183,000	1,767,194		9/01/10	95,169	—
Japanese Yen	JPHQ	Sell	372,662,000	3,995,069		9/01/10	—	(23,613)
Brazilian Real	DBAB	Buy	6,065,000	280,427,405	JPY	9/02/10	267,751	—
Japanese Yen	HSBC	Sell	368,756,000	3,995,060		9/02/10	18,418	—
Euro	BZWS	Sell	6,230,000	8,874,012		9/07/10	—	(34,423)
Euro	HSBC	Sell	8,279,000	11,790,952		9/08/10	—	(47,302)
United States Dollar	JPHQ	Buy	11,099,031	7,817,044	EUR	9/08/10	—	(78,667)
Japanese Yen	HSBC	Sell	555,382,000	5,992,598		9/09/10	2,543	—
Japanese Yen	HSBC	Sell	553,476,000	5,992,594		9/10/10	22,976	—
Japanese Yen	DBAB	Sell	516,285,000	5,624,265		9/10/10	55,776	—
Japanese Yen	UBSW	Sell	428,870,000	4,686,899		9/13/10	60,960	—
Brazilian Real	DBAB	Buy	9,097,000	424,168,548	JPY	9/15/10	346,789	—
Japanese Yen	HSBC	Sell	341,214,000	3,749,522		9/15/10	68,921	—
Japanese Yen	BZWS	Sell	337,439,000	3,749,531		9/15/10	109,650	—
Japanese Yen	UBSW	Sell	508,216,000	5,624,285		9/15/10	142,270	—
United States Dollar	UBSW	Buy	7,760,297	5,315,636	EUR	9/15/10	159,839	—
Japanese Yen	HSBC	Sell	506,130,000	5,624,292		9/16/10	164,668	—
Japanese Yen	DBAB	Sell	169,665,000	1,874,751		9/16/10	44,575	—
New Zealand Dollar	DBAB	Sell	17,768,247	12,117,945		9/16/10	—	(492,091)
United States Dollar	CITI	Buy	7,760,297	5,328,410	EUR	9/16/10	141,637	—
United States Dollar	HSBC	Buy	14,772,566	10,076,784	EUR	9/17/10	364,712	—
Euro	BZWS	Sell	1,426,600	2,100,455		9/20/10	60,743	—
United States Dollar	UBSW	Buy	9,232,854	6,293,268	EUR	9/20/10	234,921	—
Japanese Yen	JPHQ	Sell	339,332,000	3,749,525		9/21/10	88,779	—
Japanese Yen	HSBC	Sell	168,241,000	1,874,760		9/21/10	59,761	—
Euro	UBSW	Sell	9,307,428	13,646,830		9/23/10	339,670	—
Swedish Krona	UBSW	Buy	30,000,000	2,950,694	EUR	9/23/10	—	(22,234)
Euro	JPHQ	Sell	4,095,317	6,063,526		9/24/10	208,355	—
Japanese Yen	JPHQ	Sell	281,276,000	3,108,194		9/24/10	73,577	—
Indian Rupee	DBAB	Buy	25,000,000	725,900	NZD	9/27/10	12,334	—
Japanese Yen	JPHQ	Sell	27,971,000	310,823		9/27/10	9,033	—
Japanese Yen	JPHQ	Sell	103,324,000	1,148,172		9/28/10	33,331	—
Malaysian Ringgit	JPHQ	Buy	8,340,000	1,635,968	EUR	9/28/10	73,527	—
Japanese Yen	JPHQ	Sell	172,207,000	1,913,624		9/29/10	55,490	—
Euro	UBSW	Sell	6,370,000	9,309,118		10/04/10	202,332	—
Philippine Peso	HSBC	Buy	156,866,000	3,242,708		10/04/10	34,380	—
Philippine Peso	DBAB	Buy	195,560,000	4,053,393		10/04/10	32,051	—
Philippine Peso	HSBC	Buy	233,867,000	4,864,056		10/05/10	21,405	—
Philippine Peso	DBAB	Buy	233,811,000	4,864,070		10/05/10	20,220	—
Philippine Peso	JPHQ	Buy	61,767,000	1,297,081		10/06/10	—	(6,841)
Philippine Peso	DBAB	Buy	191,936,000	4,053,387		10/07/10	—	(44,280)
Philippine Peso	DBAB	Buy	153,588,000	3,242,716		10/08/10	—	(34,779)
Philippine Peso	HSBC	Buy	153,878,000	3,242,711		10/08/10	—	(28,717)
Philippine Peso	JPHQ	Buy	76,627,000	1,621,358		10/08/10	—	(20,878)
Philippine Peso	CITI	Buy	76,826,000	1,621,349		10/08/10	—	(16,712)
Malaysian Ringgit	DBAB	Buy	11,434,805	3,317,898		10/12/10	—	(11,369)
Philippine Peso	DBAB	Buy	45,732,000	972,814		10/12/10	—	(17,826)
Malaysian Ringgit	DBAB	Buy	4,934,783	1,452,988		10/13/10	—	(26,063)

TGB-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Philippine Peso	JPHQ	Buy	194,374,000	4,151,141		10/13/10	$—	$(92,381)
Philippine Peso	HSBC	Buy	76,252,000	1,621,348		10/13/10	—	(29,116)
Chinese Yuan	HSBC	Buy	35,001,331	3,554,330	EUR	10/15/10	77,482	—
Philippine Peso	JPHQ	Buy	25,032,000	533,731		10/15/10	—	(11,088)
Chinese Yuan	HSBC	Buy	35,172,030	3,560,830	EUR	10/18/10	93,998	—
Philippine Peso	JPHQ	Buy	83,120,000	1,779,072		10/18/10	—	(43,880)
Chinese Yuan	HSBC	Buy	47,143,455	4,759,196	EUR	10/19/10	145,762	—
Philippine Peso	DBAB	Buy	41,880,000	889,550		10/19/10	—	(15,319)
Chinese Yuan	HSBC	Buy	29,130,000	4,414,640		10/21/10	—	(120,428)
Philippine Peso	DBAB	Buy	167,411,000	3,558,151		10/21/10	—	(63,870)
Philippine Peso	JPHQ	Buy	84,061,000	1,779,069		10/21/10	—	(24,508)
Chinese Yuan	HSBC	Buy	36,599,833	5,559,074		10/25/10	—	(162,898)
Philippine Peso	HSBC	Buy	247,998,000	5,204,575		10/25/10	—	(29,324)
Philippine Peso	DBAB	Buy	165,158,000	3,469,706		10/25/10	—	(23,170)
Philippine Peso	JPHQ	Buy	82,631,000	1,734,852		10/25/10	—	(10,499)
Chilean Peso	CITI	Buy	921,291,798	1,745,697		10/26/10	86,295	—
Chinese Yuan	HSBC	Buy	62,115,025	9,408,231		10/26/10	—	(249,830)
Indian Rupee	DBAB	Buy	639,477,000	13,466,076		10/26/10	—	(13,582)
Indian Rupee	HSBC	Buy	213,392,000	4,488,683		10/26/10	383	—
Philippine Peso	HSBC	Buy	214,449,000	4,510,623		10/26/10	—	(35,710)
Chinese Yuan	HSBC	Buy	37,116,032	5,610,465		10/27/10	—	(137,779)
Indian Rupee	HSBC	Buy	317,880,000	6,733,034		10/27/10	—	(46,337)
Chilean Peso	JPHQ	Buy	597,828,000	1,138,178		10/28/10	50,640	—
Philippine Peso	DBAB	Buy	66,285,000	1,387,877		10/28/10	—	(4,850)
Japanese Yen	CITI	Sell	341,992,119	3,779,658		11/08/10	84,640	—
Japanese Yen	BZWS	Sell	335,950,000	3,751,221		11/10/10	121,245	—
Japanese Yen	UBSW	Sell	340,600,700	3,804,362		11/12/10	123,891	—
Japanese Yen	BZWS	Sell	429,663,000	4,795,078		11/12/10	152,216	—
Japanese Yen	DBAB	Sell	796,770,000	8,895,004		11/15/10	284,393	—
Japanese Yen	JPHQ	Sell	397,873,000	4,447,496		11/16/10	147,582	—
Japanese Yen	BZWS	Sell	191,800,000	2,134,788		11/16/10	61,956	—
Japanese Yen	HSBC	Sell	207,909,000	2,312,695		11/17/10	65,696	—
Japanese Yen	BZWS	Sell	794,439,000	8,894,998		11/17/10	309,011	—
Japanese Yen	UBSW	Sell	317,836,000	3,557,998		11/17/10	122,950	—
Euro	DBAB	Sell	933,877	1,387,741		11/18/10	52,944	—
Euro	UBSW	Sell	4,794,427	7,161,915		11/18/10	309,205	—
Japanese Yen	BZWS	Sell	1,107,834,000	12,453,002		11/18/10	479,567	—
Euro	DBAB	Sell	1,300,570	1,948,904		11/29/10	90,094	—
Japanese Yen	BOFA	Sell	859,147,000	9,695,551		11/29/10	406,536	—
Japanese Yen	BZWS	Sell	1,251,786,000	14,231,997		11/29/10	697,808	—
Japanese Yen	CITI	Sell	310,702,000	3,557,996		11/29/10	198,716	—
Norwegian Krone	UBSW	Buy	71,182,000	8,325,088	EUR	11/29/10	175,381	—
Japanese Yen	DBAB	Sell	770,370,000	8,895,008		12/01/10	565,291	—
Norwegian Krone	UBSW	Buy	23,030,000	2,670,145	EUR	12/01/10	89,718	—
Mexican Peso	CITI	Sell	53,811,000	3,962,227		12/02/10	28,276	—
Chinese Yuan	HSBC	Buy	14,977,000	2,261,362		12/06/10	—	(49,772)
Chinese Yuan	HSBC	Buy	18,870,000	1,896,155	EUR	12/06/10	76,515	—
Euro	UBSW	Sell	1,343,551	2,021,333		12/07/10	101,172	—
Chinese Yuan	JPHQ	Buy	11,237,841	1,689,901		12/13/10	—	(30,027)
Chinese Yuan	HSBC	Buy	22,539,443	3,389,900		12/14/10	—	(60,612)
Chinese Yuan	HSBC	Buy	22,626,632	3,404,805		12/15/10	—	(62,515)
Malaysian Ringgit	JPHQ	Buy	13,361,013	3,917,037		12/16/10	—	(59,560)

TGB-24

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	JPHQ	Buy	12,406,016	3,638,235		12/17/10	$—	$(56,563)
Malaysian Ringgit	JPHQ	Buy	14,845,634	4,334,492		12/21/10	—	(48,904)
Malaysian Ringgit	HSBC	Buy	19,742,443	5,743,239		12/22/10	—	(44,194)
Malaysian Ringgit	HSBC	Buy	9,639,266	2,802,438		12/23/10	—	(19,941)
Japanese Yen	CITI	Sell	286,112,008	3,133,740		12/28/10	37,352	—
Japanese Yen	BZWS	Sell	285,057,504	3,133,740		12/28/10	48,765	—
Japanese Yen	JPHQ	Sell	285,510,329	3,133,740		12/28/10	43,864	—
Malaysian Ringgit	HSBC	Buy	10,905,927	3,166,278		12/28/10	—	(18,521)
Malaysian Ringgit	JPHQ	Buy	56,089,316	16,324,490		1/04/11	—	(138,265)
Swedish Krona	DBAB	Buy	136,332,733	13,223,991	EUR	1/04/11	179,865	—

Unrealized appreciation (depreciation)							42,373,279	(47,072,339)

Net unrealized appreciation (depreciation)								$(4,699,060)

*In U.S. dollars unless otherwise indicated.

At December 31, 2009, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Counterparty	Pay/Receive Floating Rate	Fixed Rate	Floating Rate	Notional Amount		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
MLCO	Pay	7.094%	Tasa Nominal Annual Rate	5,960,000,000	CLP	6/16/18	$934,526	$—

See Abbreviations on page TGB-38.

TGB-25

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Templeton Global Bond Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,563,861,271
Cost - Repurchase agreements	18,122,943

Total cost of investments	$1,581,984,214

Value - Unaffiliated issuers	$1,658,519,499
Value - Repurchase agreements	18,122,943

Total value of investments	1,676,642,442
Cash	1,440,000
Foreign currency, at value (cost $1,458,856)	1,459,329
Receivables:
Investment securities sold	252,065
Capital shares sold	4,229,262
Interest	30,372,551
Due from brokers	4,310,000
Unrealized appreciation on forward exchange contracts	42,373,279
Unrealized appreciation on swap contracts	934,526
Other assets	185

Total assets	1,762,013,639

Liabilities:
Payables:
Capital shares redeemed	1,075,765
Affiliates	1,303,863
Due to brokers	1,440,000
Unrealized depreciation on forward exchange contracts	47,072,339
Accrued expenses and other liabilities	502,582

Total liabilities	51,394,549

Net assets, at value	$1,710,619,090

Net assets consist of:
Paid-in capital	$1,593,198,360
Undistributed net investment income	24,514,511
Net unrealized appreciation (depreciation)	91,114,847
Accumulated net realized gain (loss)	1,791,372

Net assets, at value	$1,710,619,090

The accompanying notes are an integral part of these financial statements.

TGB-26

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2009

Templeton Global Bond Securities Fund
Class 1:
Net assets, at value	$195,662,342

Shares outstanding	11,039,984

Net asset value and maximum offering price per share	$17.72

Class 2:
Net assets, at value	$1,262,783,137

Shares outstanding	72,845,250

Net asset value and maximum offering price per share	$17.34

Class 3:
Net assets, at value	$143,263,974

Shares outstanding	8,267,331

Net asset value and maximum offering price per share[a]	$17.33

Class 4:
Net assets, at value	$108,909,637

Shares outstanding	6,184,122

Net asset value and maximum offering price per share	$17.61

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

The accompanying notes are an integral part of these financial statements.

TGB-27

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Templeton Global Bond Securities Fund
Investment income:
Interest (net of foreign taxes of $2,040,409)	$87,426,778

Expenses:
Management fees (Note 3a)	6,519,570
Distribution fees: (Note 3c)
Class 2	2,497,644
Class 3	328,848
Class 4	257,355
Unaffiliated transfer agent fees	3,226
Custodian fees (Note 4)	541,070
Reports to shareholders	280,355
Professional fees	71,644
Trustees’ fees and expenses	8,901
Other	79,828

Total expenses	10,588,441
Expense reductions (Note 4)	(8,852)

Net expenses	10,579,589

Net investment income	76,847,189

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(30,117,649)
Foreign currency transactions	86,880,427
Swap contracts	6,565,243

Net realized gain (loss)	63,328,021

Net change in unrealized appreciation (depreciation) on:
Investments	207,353,185
Translation of other assets and liabilities denominated in foreign currencies	(107,914,839)

Net change in unrealized appreciation (depreciation)	99,438,346

Net realized and unrealized gain (loss)	162,766,367

Net increase (decrease) in net assets resulting from operations	$239,613,556

The accompanying notes are an integral part of these financial statements.

TGB-28

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Bond Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$76,847,189	$47,173,150
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	63,328,021	36,014,213
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	99,438,346	(32,739,812)

Net increase (decrease) in net assets resulting from operations	239,613,556	50,447,551

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(23,763,176)	(8,184,833)
Class 2	(139,472,843)	(26,397,120)
Class 3	(18,449,432)	(4,932,732)
Class 4	(10,152,433)	(162,330)

Total distributions to shareholders	(191,837,884)	(39,677,015)

Capital share transactions: (Note 2)
Class 1	(33,006,590)	81,904,183
Class 2	435,496,396	305,411,151
Class 3	11,495,009	36,362,798
Class 4	63,139,007	41,657,210

Total capital share transactions	477,123,822	465,335,342

Redemption fees	26,899	75,291

Net increase (decrease) in net assets	524,926,393	476,181,169
Net assets:
Beginning of year	1,185,692,697	709,511,528

End of year	$1,710,619,090	$1,185,692,697

Undistributed net investment income included in net assets:
End of year	$24,514,511	$109,190,320

The accompanying notes are an integral part of these financial statements.

TGB-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Global Bond Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2009, the Templeton Global Income Securities Fund was renamed the Templeton Global Bond Securities Fund.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Government securities and municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and

TGB-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2009. The joint repurchase agreement is valued at cost which approximates market value.

d. Derivative Financial Instruments

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.

The Fund generally enters into interest rate swap contracts in order to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. At December 31, 2009, the Fund holds $1,440,000 in cash as collateral for derivative financial instruments. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 9 regarding other derivative information.

e. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

TGB-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Income Taxes (continued)

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TGB-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
	Shares	Amount	Shares	Amount
Class 1 Shares:
Shares sold	2,951,874	$50,898,302	8,101,454	$141,208,761
Shares issued in reinvestment of distributions	1,490,789	23,763,176	492,765	8,184,833
Shares redeemed	(6,068,722)	(107,668,068)	(4,030,383)	(67,489,411)

Net increase (decrease)	(1,626,059)	$(33,006,590)	4,563,836	$81,904,183

Class 2 Shares:
Shares sold	24,341,548	$411,300,147	26,653,241	$454,110,268
Shares issued in reinvestment of distributions	8,934,839	139,472,843	1,616,480	26,397,120
Shares redeemed	(6,858,618)	(115,276,594)	(10,588,115)	(175,096,237)

Net increase (decrease)	26,417,769	$435,496,396	17,681,606	$305,411,151

Class 3 Shares:
Shares sold	1,901,513	$32,238,548	4,221,478	$72,520,138
Shares issued in reinvestment of distributions	1,182,656	18,449,432	302,251	4,932,732
Shares redeemed	(2,318,382)	(39,192,971)	(2,479,464)	(41,090,072)

Net increase (decrease)	765,787	$11,495,009	2,044,265	$36,362,798

Class 4 Shares:
Shares sold	3,243,291	$56,014,173	2,552,445	$42,834,654
Shares issued on reinvestment of distributions	639,725	10,152,433	9,768	162,150
Shares redeemed	(178,649)	(3,027,599)	(82,458)	(1,339,594)

Net increase (decrease)	3,704,367	$63,139,007	2,479,755	$41,657,210

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

TGB-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

During the year ended December 31, 2009, the Fund utilized $1,826,764 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from – ordinary income	$191,837,884	$39,677,015

TGB-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

5. INCOME TAXES (continued)

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,589,933,372

Unrealized appreciation	$136,465,368
Unrealized depreciation	(49,756,298)

Net unrealized appreciation (depreciation)	$86,709,070

Undistributed ordinary income	$25,236,218
Undistributed long term capital gains	4,479,007

Distributable earnings	$29,715,225

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, interest rate swaps, tax straddles and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, interest rate swaps, tax straddles, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $777,496,199 and $258,530,446, respectively.

7. CREDIT RISK

At December 31, 2009, the Fund had 15.12% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

TGB-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

9. OTHER DERIVATIVE INFORMATION

At December 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest rate contracts	Unrealized appreciation on swap contracts	$934,526	Unrealized depreciation on swap contracts	$—
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	42,373,279	Unrealized depreciation on forward exchange contracts	47,072,339

For the period ended December 31, 2009, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year Ended December 31, 2009	Change in Unrealized Appreciation (Depreciation) for the Year Ended December 31, 2009	Average Notional Amount Outstanding During the Year[a]
Interest rate contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$6,565,243	$(3,038,752)	$5,217,109
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	85,551,382	(109,920,788)	1,532,178,029

aNotional amount represents the U.S. dollar equivalent based on the foreign exchange rate at the time of contract entry.

See Note 1(d) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing on January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

TGB-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

11. FAIR VALUE MEASUREMENTS

The Fund follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund’s assets and liabilities carried at fair value:

At December 31, 2009, all of the Fund’s investments in securities, swaps and forward exchange contracts carried at fair value were in Level 2 inputs. For detailed country descriptions, see the accompanying Statement of Investments.

12. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

TGB-37

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

ABBREVIATIONS

Counterparty

BOFA - Bank of America N.A.

BZWS - Barclays Bank PLC

CITI - Citibank N.A.

DBAB - Deutsche Bank AG

FBCO - Credit Suisse International

HSBC - HSBC Bank USA

JPHQ - JPMorgan Chase Bank, N.A.

MLCO - Merrill Lynch Capital Services, Inc.

UBSW - UBS AG

Currency

AUD - Australian Dollar

BRL - Brazilian Real

CLP - Chilean Peso

EUR - Euro

IDR - Indonesian Rupiah

ILS - New Israeli Shekel

JPY - Japanese Yen

KRW - South Korean Won

LKR - Sri Lankan Rupee

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

SEK - Swedish Krona

Selected Portfolio

AMBAC - American Municipal Bond Assurance Corp.

BHAC - Berkshire Hathaway Assurance Corp.

FRN - Floating Rate Note

FSA - Financial Security Assurance Inc.

GO - General Obligation

ISD - Independent School District

MTA - Metropolitan Transit Authority

NATL - National Public Financial Guarantee Corp.

USD - Unified/Union School District

TGB-38

Franklin Templeton Variable Insurance Products Trust

Templeton Global Bond Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond Securities Fund (formerly Templeton Global Income Securities Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

TGB-39

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Bond Securities Fund

At December 31, 2009, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2010 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TGB-40

TEMPLETON GROWTH SECURITIES FUND

We are pleased to bring you Templeton Growth Securities Fund’s annual report for the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+31.33%	+0.76%	+2.80%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to the +30.79% total return of the MSCI World Index for the period under review.1

Economic and Market Overview

Equity markets entered 2009 largely pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. As government monetary and fiscal intervention began to gain traction toward the end of the first quarter, equities bottomed and largely reversed their decline, economic growth stabilized and rebounded, and confidence was rekindled as investors began to believe the global financial system was finally on the mend. Global equities rallied 73% from their March lows, led by the riskier, lower quality stocks that had been most vulnerable to a systemic meltdown or funding collapse.2 Emerging market economies fueled the recovery as governments aggressively incentivized lending and consumption, resulting in a dramatic statistical recovery that laid the groundwork for the developing world’s best annual equity rally on record. Growing demand from emerging markets supported commodity prices, which also posted record gains during the year. For most of the year, the fading U.S. dollar also helped underpin the rally in hard assets, while continued euro and yen strength created headwinds for regional recoveries.

Nonetheless, developed economies technically recovered by year-end, with Germany and France leading the eurozone out of a recession and both Japan and the U.S. exiting their longest recessions since World War II. Credit spreads narrowed as access to capital expanded and the private sector significantly reduced debt, though largely by transferring its liabilities to the public balance sheet. The growing indebtedness of sovereign governments exposed structural weaknesses in places like Dubai, Greece and Ireland, temporarily roiling markets toward the end

1. Source: © 2009 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. As measured by the MSCI All Country World Index. Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. By having significant investments in one or more countries or in particular sectors from time to time, the Fund may be at greater risk of adverse developments in a country or sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

of the year. Policymakers remained firmly committed to stimulus throughout the period, indicating that deflation worries persisted despite signs of economic stabilization. The U.S. Federal Reserve Board announced its intention to keep the benchmark lending rate “exceptionally low” for an extended period; the new Japanese administration trumpeted its fight against deflation; and even China restated its commitment to “moderately loose” policy. Still, policymakers began discussing exit strategies by period-end as interest rates remained at record lows and economic indicators rebounded.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

In 2009, the Fund’s major contributors to performance relative to the MSCI World Index included U.S. technology hardware and equipment manufacturer Seagate Technology, South Korean electronic device manufacturer Samsung Electronics3 and car maker Hyundai Motor.3 Key detractors from relative performance included U.S. biotechnology company Amgen, French telecommunications provider France Telecom and U.S. pharmaceutical company Pfizer.

By sector, our overweighted allocation and stock selection in consumer discretionary boosted relative results.4 In addition to Hyundai Motor, key contributors from this sector included U.K.-based retailer Kingfisher and U.S.-based online travel company Expedia. The Fund’s overweighting and stock selection in the information technology sector, one of the strongest performers in the index, also aided relative results, with a contribution from U.S.-based computer technology giant Microsoft.5 Underweighting and stock selection in the consumer staples sector also helped performance.6 Within the sector, U.S.-based beverage

3. This holding is not an index component.

4. The consumer discretionary sector comprises auto components; automobiles; food products; hotels, restaurants and leisure; Internet and catalog retail; media; multiline retail; and specialty retail in the SOI.

5. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; and software in the SOI.

6. The consumer staples sector comprises food and staples retailing, and food products in the SOI.

company Dr. Pepper Snapple Group and Netherlands-based food, home care and personal products manufacturer Unilever performed well. We sold Dr. Pepper Snapple by period-end.

In contrast, some sectors weighed on the Fund’s relative performance. For example, our overweighted allocation and stock selection in health care hampered results.7 Our underweighting and stock selection in the materials sector, an index leader, also detracted from performance, mainly due to our small exposure to the robust metals and mining industry. 8 The Fund’s underweighting in the financials sector also hurt relative performance, largely resulting from lower-than-index allocations to the commercial banks and capital markets industries, which outperformed the sector and index.9

From a geographic perspective, the Fund’s underweighted allocation and stock selection in Asia helped relative results, particularly in Japan. Exposure to South Korea, which is not part of the index, also boosted performance. In addition, underweighting and stock selection in the U.S. was a key contributor to relative results. Stock selection in Europe hindered results relative to the MSCI World Index, particularly in France and the U.K. Underweighting in Australia also detracted from relative performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the year ended December 31, 2009, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

7. The health care sector comprises biotechnology, health care equipment and services, health care providers and services, life science tools and services, and pharmaceuticals in the SOI.

8. The materials sector comprises construction materials, metals and mining, and paper and forest products in the SOI.

9. The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, and real estate management and development in the SOI

Top 10 Holdings

Templeton Growth Securities Fund 12/31/09

Company Sector/Industry, Country	% of Total Net Assets
Microsoft Corp.	3.3%
Software, U.S.
Oracle Corp.	2.9%
Software, U.S.
Accenture PLC, A	2.4%
IT Services, U.S.
Pfizer Inc.	2.3%
Pharmaceuticals, U.S.
Amgen Inc.	2.2%
Biotechnology, U.S.
Samsung Electronics Co. Ltd.	2.1%
Semiconductors & Semiconductor Equipment, South Korea
Sanofi-Aventis	1.9%
Pharmaceuticals, France
News Corp., A	1.9%
Media, U.S.
Vodafone Group PLC	1.9%
Wireless Telecommunication Services, U.K.
BP PLC	1.8%
Oil, Gas & Consumable Fuels, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Growth Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,243.80	$4.41
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.97

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.78%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Growth Securities Fund

	Year Ended December 31,
Class 1	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.34	$15.68	$16.16	$13.98	$12.98

Income from investment operations[a]:
Net investment income[b]	0.17	0.29	0.27	0.29	0.24
Net realized and unrealized gains (losses)	2.36	(6.50)	0.19	2.67	0.92

Total from investment operations	2.53	(6.21)	0.46	2.96	1.16

Less distributions from:
Net investment income	(0.31)	(0.26)	(0.25)	(0.23)	(0.16)
Net realized gains	—	(0.87)	(0.69)	(0.55)	—

Total distributions	(0.31)	(1.13)	(0.94)	(0.78)	(0.16)

Net asset value, end of year	$10.56	$8.34	$15.68	$16.16	$13.98

Total return[c]	31.33%	(42.13)%	2.55%	22.20%	9.06%
Ratios to average net assets
Expenses before expense reduction	0.79%	0.78%	0.77%	0.78%	0.82%
Expenses net of expense reduction	0.79% [d]	0.78% [d]	0.76%	0.78% [d]	0.82% [d]
Net investment income	2.00%	2.64%	1.64%	1.93%	1.81%

Supplemental data
Net assets, end of year (000’s)	$824,575	$371,700	$406,538	$413,871	$779,347
Portfolio turnover rate	14.95%	18.37%	20.45%	20.29%[e]	22.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Year Ended December 31,
Class 2	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.20	$15.44	$15.93	$13.81	$12.83

Income from investment operations[a]:
Net investment income[b]	0.16	0.29	0.22	0.24	0.20
Net realized and unrealized gains (losses)	2.32	(6.44)	0.20	2.63	0.93

Total from investment operations	2.48	(6.15)	0.42	2.87	1.13
Less distributions from:
Net investment income	(0.28)	(0.22)	(0.22)	(0.20)	(0.15)
Net realized gains	—	(0.87)	(0.69)	(0.55)	—

Total distributions	(0.28)	(1.09)	(0.91)	(0.75)	(0.15)

Net asset value, end of year	$10.40	$8.20	$15.44	$15.93	$13.81

Total return[c]	31.10%	(42.32)%	2.35%	21.81%	8.86%
Ratios to average net assets
Expenses before expense reduction	1.04%	1.03%	1.02%	1.03%	1.07%
Expenses net of expense reduction	1.04% [d]	1.03% [d]	1.01%	1.03% [d]	1.07% [d]
Net investment income	1.75%	2.39%	1.39%	1.68%	1.56%

Supplemental data
Net assets, end of year (000’s)	$1,718,894	$1,513,557	$3,182,203	$2,821,818	$1,912,825
Portfolio turnover rate	14.95%	18.37%	20.45%	20.29%[e]	22.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.31	$14.08

Income from investment operations[b]:
Net investment income[c]	0.14	0.09
Net realized and unrealized gains (losses)	2.36	(4.73)

Total from investment operations	2.50	(4.64)

Less distributions from:
Net investment income	(0.31)	(0.26)
Net realized gains	—	(0.87)

Total distributions	(0.31)	(1.13)

Net asset value, end of year	$10.50	$8.31

Total return[d]	30.98%	(35.79)%
Ratios to average net assets[e]
Expenses[f]	1.14%	1.13%
Net investment income	1.65%	2.29%

Supplemental data
Net assets, end of year (000’s)	$56,218	$24,877
Portfolio turnover rate	14.95%	18.37%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks 95.6%
Aerospace & Defense 0.5%
BAE Systems PLC	United Kingdom	2,237,601	$12,953,598
[a]BAE Systems PLC, 144A	United Kingdom	376	2,176

			12,955,774

Air Freight & Logistics 2.8%
Deutsche Post AG	Germany	1,087,062	21,084,816
FedEx Corp.	United States	162,010	13,519,734
United Parcel Service Inc., B	United States	657,270	37,707,580

			72,312,130

Airlines 0.5%
[b]British Airways PLC	United Kingdom	1,690,910	5,121,080
Qantas Airways Ltd.	Australia	2,761,530	7,409,396

			12,530,476

Auto Components 0.5%
Compagnie Generale des Etablissements Michelin, B	France	180,850	13,870,670

Automobiles 2.9%
Bayerische Motoren Werke AG	Germany	413,707	18,950,429
Harley-Davidson Inc.	United States	281,760	7,100,352
Hyundai Motor Co. Ltd.	South Korea	268,950	27,908,111
Toyota Motor Corp.	Japan	514,400	21,465,605

			75,424,497

Biotechnology 2.6%
[b]Amgen Inc.	United States	1,032,850	58,428,325
[b]Biogen Idec Inc.	United States	165,200	8,838,200

			67,266,525

Capital Markets 0.6%
The Bank of New York Mellon Corp.	United States	133,400	3,731,198
[b]UBS AG	Switzerland	725,948	11,255,823

			14,987,021

Commercial Banks 4.5%
DBS Group Holdings Ltd.	Singapore	784,000	8,590,254
HSBC Holdings PLC	United Kingdom	2,174,976	25,077,428
ICICI Bank Ltd., ADR	India	174,110	6,565,688
[b]Intesa Sanpaolo SpA	Italy	5,720,440	25,793,851
[b]KB Financial Group Inc.	South Korea	459,244	23,512,096
Mitsubishi UFJ Financial Group Inc.	Japan	1,535,570	7,464,806
[b]UniCredit SpA	Italy	5,673,777	19,025,149

			116,029,272

Commercial Services & Supplies 0.5%
Brambles Ltd.	Australia	2,234,040	13,591,973

Communications Equipment 1.7%
[b]Cisco Systems Inc.	United States	1,108,480	26,537,011
Telefonaktiebolaget LM Ericsson, B	Sweden	1,809,414	16,654,383

			43,191,394

Computers & Peripherals 1.3%
[b]Dell Inc.	United States	724,720	10,406,979
Seagate Technology	United States	1,364,178	24,814,398

			35,221,377

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Construction Materials 0.8%
CRH PLC	Ireland	729,006	$19,837,614

Consumer Finance 0.6%
American Express Co.	United States	359,270	14,557,620

Diversified Financial Services 0.9%
[b]ING Groep NV	Netherlands	2,376,270	23,470,432

Diversified Telecommunication Services 5.5%
AT&T Inc.	United States	358,660	10,053,240
France Telecom SA	France	1,547,880	38,619,877
KT Corp., ADR	South Korea	862,201	14,502,221
Singapore Telecommunications Ltd.	Singapore	15,434,000	34,151,362
Telefonica SA	Spain	990,090	27,665,001
Telekom Austria AG	Austria	526,010	7,491,923
[b]Telenor ASA	Norway	682,327	9,540,853

			142,024,477

Electronic Equipment, Instruments & Components 1.9%
[b]Flextronics International Ltd.	Singapore	1,843,660	13,477,154
FUJIFILM Holdings Corp.	Japan	428,310	12,852,064
Tyco Electronics Ltd.	United States	967,238	23,745,693

			50,074,911

Energy Equipment & Services 1.5%
Aker Solutions ASA	Norway	519,840	6,766,601
Halliburton Co.	United States	755,990	22,747,739
SBM Offshore NV	Netherlands	548,602	10,817,458

			40,331,798

Food & Staples Retailing 0.7%
CVS Caremark Corp.	United States	330,830	10,656,034
Tesco PLC	United Kingdom	1,043,835	7,207,883

			17,863,917

Food Products 1.5%
Nestle SA	Switzerland	480,840	23,318,522
Unilever NV	Netherlands	462,727	15,068,931

			38,387,453

Health Care Equipment & Supplies 2.2%
[b]Boston Scientific Corp.	United States	1,587,930	14,291,370
Covidien PLC	United States	594,418	28,466,678
Medtronic Inc.	United States	344,060	15,131,759
Olympus Corp.	Japan	800	25,640

			57,915,447

Health Care Providers & Services 0.6%
Quest Diagnostics Inc.	United States	265,060	16,004,323

Hotels, Restaurants & Leisure 1.2%
Accor SA	France	248,007	13,579,119
Compass Group PLC	United Kingdom	2,415,126	17,437,614

			31,016,733

Industrial Conglomerates 4.3%
General Electric Co.	United States	1,217,400	18,419,262

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Industrial Conglomerates (continued)
Koninklijke Philips Electronics NV	Netherlands	660,198	$19,543,437
Siemens AG	Germany	504,024	46,442,002
Tyco International Ltd.	United States	775,748	27,678,689

			112,083,390

Insurance 5.0%
ACE Ltd.	United States	260,030	13,105,512
Aviva PLC	United Kingdom	3,808,161	24,419,995
AXA SA	France	474,196	11,227,152
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	132,810	20,697,372
[b]Progressive Corp.	United States	1,285,020	23,117,510
RenaissanceRe Holdings Ltd.	United States	232,530	12,358,969
Standard Life PLC	United Kingdom	1,990,499	6,992,959
Swiss Reinsurance Co.	Switzerland	264,600	12,757,751
Torchmark Corp.	United States	152,927	6,721,142

			131,398,362

Internet & Catalog Retail 0.6%
[b]Expedia Inc.	United States	606,620	15,596,200

Internet Software & Services 0.1%
[b]AOL Inc.	United States	63,651	1,486,249

IT Services 2.4%
Accenture PLC, A	United States	1,524,537	63,268,286

Life Sciences Tools & Services 0.5%
Lonza Group AG	Switzerland	179,380	12,650,089

Media 9.0%
Comcast Corp., A	United States	2,443,622	39,122,388
News Corp., A	United States	3,614,422	49,481,437
Pearson PLC	United Kingdom	1,647,248	23,733,599
Reed Elsevier NV	Netherlands	14,589	179,618
Time Warner Cable Inc.	United States	330,550	13,681,465
Time Warner Inc.	United States	700,160	20,402,662
[b]Viacom Inc., B	United States	1,089,998	32,405,641
Vivendi SA	France	1,363,265	40,580,315
The Walt Disney Co.	United States	439,130	14,161,943

			233,749,068

Metals & Mining 0.6%
Alcoa Inc.	United States	1,054,330	16,995,800

Multiline Retail 0.3%
Target Corp.	United States	157,530	7,619,726

Office Electronics 0.7%
Konica Minolta Holdings Ltd.	Japan	1,733,800	17,751,964

Oil, Gas & Consumable Fuels 7.7%
BG Group PLC	United Kingdom	615,140	11,158,183
BP PLC	United Kingdom	4,893,895	47,484,518
Chevron Corp.	United States	76,870	5,918,221
El Paso Corp.	United States	636,204	6,253,885
Eni SpA	Italy	1,110,817	28,303,408
Gazprom, ADR	Russia	475,980	11,923,299
Royal Dutch Shell PLC, B	United Kingdom	1,245,697	36,449,411

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Statoil ASA	Norway	291,950	$7,293,210
Total SA, B	France	703,120	45,296,685

			200,080,820

Paper & Forest Products 0.5%
Svenska Cellulosa AB, B	Sweden	999,463	13,324,405

Pharmaceuticals 10.9%
Bristol-Myers Squibb Co.	United States	282,710	7,138,428
GlaxoSmithKline PLC	United Kingdom	2,156,543	45,962,884
Merck & Co. Inc.	United States	770,771	28,163,972
Merck KGaA	Germany	234,690	21,735,772
Novartis AG	Switzerland	762,074	41,595,113
Pfizer Inc.	United States	3,358,463	61,090,442
Roche Holding AG	Switzerland	154,210	26,189,555
Sanofi-Aventis	France	640,537	50,484,334

			282,360,500

Professional Services 1.2%
Adecco SA	Switzerland	261,060	14,387,744
Hays PLC	United Kingdom	314,507	526,295
[b]Randstad Holding NV	Netherlands	309,590	15,466,376

			30,380,415

Real Estate Management & Development 0.9%
Cheung Kong (Holdings) Ltd.	Hong Kong	1,199,833	15,520,751
Swire Pacific Ltd., A	Hong Kong	580,046	7,032,040

			22,552,791

Semiconductors & Semiconductor Equipment 2.8%
Samsung Electronics Co. Ltd.	South Korea	80,600	55,227,494
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	8,716,625	17,574,939

			72,802,433

Software 7.2%
Microsoft Corp.	United States	2,836,279	86,478,146
Oracle Corp.	United States	3,116,770	76,485,536
SAP AG	Germany	497,760	23,570,115

			186,533,797

Specialty Retail 1.5%
The Home Depot Inc.	United States	297,450	8,605,229
Inditex SA	Spain	101,730	6,318,513
Kingfisher PLC	United Kingdom	6,758,003	25,040,993

			39,964,735

Trading Companies & Distributors 0.6%
Itochu Corp.	Japan	1,734,540	12,722,696
[b]Wolseley PLC	United Kingdom	205,324	4,142,304

			16,865,000

Wireless Telecommunication Services 3.0%
[b]Sprint Nextel Corp.	United States	4,179,020	15,295,213
Turkcell Iletisim Hizmetleri AS	Turkey	465,865	3,300,474
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	536,560	9,384,434

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services (continued)
Vodafone Group PLC	United Kingdom	21,285,754	$49,355,095

			77,335,216

Total Common Stocks (Cost $2,539,129,427)			2,483,665,080

Preferred Stocks 0.9%
Automobiles 0.3%
Hyundai Motor Co., pfd.	South Korea	202,010	7,276,050

Metals & Mining 0.4%
Vale SA, ADR, pfd., A	Brazil	421,400	10,459,148

Oil, Gas & Consumable Fuels 0.2%
Petroleo Brasileiro SA, ADR, pfd.	Brazil	145,750	6,178,342

Total Preferred Stocks (Cost $18,400,870)			23,913,540

Total Investments before Short Term Investments (Cost $2,557,530,297)			2,507,578,620

		Principal Amount
Short Term Investments 3.5%
Time Deposits (Cost $32,470,000) 1.2%
Paribas Corp., 0.05%, 1/04/10	United States	$32,470,000	32,470,000

U.S. Government and Agency Securities 2.3%
[c]FHLB, 1/04/10 - 4/14/10	United States	4,315,000	4,314,750
[c]FHLMC, 3/24/10	United States	25,000,000	24,997,800
[c]FHLMC, 6/25/10	United States	30,000,000	29,979,930

Total U.S. Government and Agency Securities (Cost $59,285,105)			59,292,480

Total Investments (Cost $2,649,285,402) 100.0%			2,599,341,100
Other Assets, less Liabilities 0.0%[d]			347,072

Net Assets 100.0%			$2,599,688,172

See Abbreviations on page TG-24.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2009, the value of this security was $2,176, representing less than 0.01% of net assets.

bNon-income producing.

cThe security is traded on a discount basis with no stated coupon rate.

dRounds to less than 0.1% of net assets.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Templeton Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,649,285,402

Value - Unaffiliated issuers	$2,599,341,100
Cash	2,191
Receivables:
Investment securities sold	2,857,383
Capital shares sold	114,699
Dividends	4,461,760
Other assets	298

Total assets	2,606,777,431

Liabilities:
Payables:
Investment securities purchased	3,166,425
Capital shares redeemed	1,067,639
Affiliates	2,356,725
Accrued expenses and other liabilities	498,470

Total liabilities	7,089,259

Net assets, at value	$2,599,688,172

Net assets consist of:
Paid-in capital	$3,030,991,535
Undistributed net investment income	37,872,811
Net unrealized appreciation (depreciation)	(49,908,981)
Accumulated net realized gain (loss)	(419,267,193)

Net assets, at value	$2,599,688,172

Class 1:
Net assets, at value	$824,575,309

Shares outstanding	78,054,178

Net asset value and maximum offering price per share	$10.56

Class 2:
Net assets, at value	$1,718,894,469

Shares outstanding	165,225,261

Net asset value and maximum offering price per share	$10.40

Class 4:
Net assets, at value	$56,218,394

Shares outstanding	5,352,619

Net asset value and maximum offering price per share	$10.50

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Templeton Growth Securities Fund
Investment income:
Dividends (net of foreign taxes of $4,114,182)	$57,965,982
Interest	206,884

Total investment income	58,172,866

Expenses:
Management fees (Note 3a)	15,702,024
Distribution fees: (Note 3b)
Class 2	3,791,535
Class 4	138,435
Unaffiliated transfer agent fees	1,629
Custodian fees (Note 4)	286,221
Reports to shareholders	322,458
Professional fees	70,685
Trustees’ fees and expenses	13,520
Other	90,207

Total expenses	20,416,714
Expense reductions (Note 4)	(13,067)

Net expenses	20,403,647

Net investment income	37,769,219

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(252,783,794)
Foreign currency transactions	(65,104)

Net realized gain (loss)	(252,848,898)

Net change in unrealized appreciation (depreciation) on:
Investments	807,687,705
Translation of other assets and liabilities denominated in foreign currencies	92,850

Net change in unrealized appreciation (depreciation)	807,780,555

Net realized and unrealized gain (loss)	554,931,657

Net increase (decrease) in net assets resulting from operations	$592,700,876

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Growth Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$37,769,219	$66,716,886
Net realized gain (loss) from investments and foreign currency transactions	(252,848,898)	(164,782,328)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	807,780,555	(1,358,004,510)

Net increase (decrease) in net assets resulting from operations	592,700,876	(1,456,069,952)

Distributions to shareholders from:
Net investment income:
Class 1	(17,057,443)	(7,929,338)
Class 2	(48,545,883)	(42,575,426)
Class 4	(1,318,174)	(69,174)
Net realized gains:
Class 1	—	(26,359,362)
Class 2	—	(167,773,428)
Class 4	—	(229,952)

Total distributions to shareholders	(66,921,500)	(244,936,680)

Capital share transactions: (Note 2)
Class 1	307,891,288	216,063,635
Class 2	(164,033,071)	(225,196,478)
Class 4	19,916,353	31,532,804

Total capital share transactions	163,774,570	22,399,961

Net increase (decrease) in net assets	689,553,946	(1,678,606,671)
Net assets:
Beginning of year	1,910,134,226	3,588,740,897

End of year	$2,599,688,172	$1,910,134,226

Undistributed net investment income included in net assets:
End of year	$37,872,811	$66,917,204

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	35,481,950	$324,792,496	22,693,927	$256,698,452
Shares issued in reinvestment of distributions	2,018,632	17,057,443	2,666,306	34,288,699
Shares redeemed	(4,036,022)	(33,958,651)	(6,697,989)	(74,923,516)

Net increase (decrease)	33,464,560	$307,891,288	18,662,244	$216,063,635

Class 2 Shares:
Shares sold	7,712,666	$66,170,428	11,250,052	$134,476,026
Shares issued in reinvestment of distributions	5,813,228	48,424,190	16,568,591	209,924,044
Shares redeemed	(32,845,464)	(278,627,689)	(49,397,331)	(569,596,548)

Net increase (decrease)	(19,319,570)	$(164,033,071)	(21,578,688)	$(225,196,478)

Class 4 Shares:
Shares sold	2,450,209	$20,937,774	2,983,902	$31,388,775
Shares issued on reinvestment of distributions	156,739	1,318,174	23,247	298,725
Shares redeemed	(247,445)	(2,339,595)	(14,033)	(154,696)

Net increase (decrease)	2,359,503	$19,916,353	2,993,116	$31,532,804

[a]	For the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	over $100 million, up to and including $250 million
0.800%	over $250 million, up to and including $500 million
0.750%	over $500 million, up to and including $1 billion
0.700%	over $1 billion, up to and including $5 billion
0.675%	over $5 billion, up to and including $10 billion
0.655%	over $10 billion, up to and including $15 billion
0.635%	over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees (continued)

Under a subadvisory agreement, TAML, an affiliate of TGAL, provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$103,405,910
2017	294,580,233

$397,986,143

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2009, the Fund deferred realized capital losses of $13,005,886.

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$66,921,500	$58,650,253
Long term capital gain	—	186,286,427

	$66,921,500	$244,936,680

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

5. INCOME TAXES (continued)

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,657,560,568

Unrealized appreciation	$322,440,817
Unrealized depreciation	(380,660,285)

Net unrealized appreciation (depreciation)	$(58,219,468)

Distributable earnings – undistributed ordinary income	$37,872,811

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $456,885,240 and $298,591,684, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments:[a]	$2,507,578,620	$—	$—	$2,507,578,620
Short Term Investments	—	91,762,480	—	91,762,480

Total Investments in Securities	$2,507,578,620	$91,762,480	$—	$2,599,341,100

aFor detailed industry descriptions, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corp.

Franklin Templeton Variable Insurance Products Trust

Templeton Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Growth Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 18.83% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2009.

At December 31, 2009, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2010 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Barclays Capital (BC) U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) by Moody’s, Standard & Poor’s or Fitch, respectively.

Barclays Capital (BC) U.S. Government: Intermediate Index is the intermediate component of the BC U.S. Government Index. The index includes securities issued by the U.S. government or agency. These include obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Citigroup World Government Bond Index is market capitalization weighted and tracks total returns of government bonds in 23 developed countries globally.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/09, there were 154 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 65% or more of their portfolios in equities. For the 12-month period ended 12/31/09, there were 66 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General Bond Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General Bond Funds classification in the Lipper VIP underlying funds universe. Lipper General Bond Funds do not have any quality or maturity restrictions, and tend to keep a bulk of assets in corporate and government debt issues. For the 12-month period ended 12/31/09, there were 59 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest at least 65% of assets in U.S. government and agency issues. For the 12-month period ended 12/31/09, there were 73 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/09, there were 111 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch (ML) 2-Year Zero Coupon Bond Index includes zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Asia Index is a free float-adjusted, market capitalization weighted index designed to measure equity market performance in Asian emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency) is a free float-adjusted, market capitalization weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The index is calculated in local currency and includes reinvested daily net dividends.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 100 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represents the majority of the U.S. market’s total capitalization.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represents a modest amount of the Russell 3000 Index’s total market capitalization.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represents the majority of the investible U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represents a modest amount of the Russell 1000 Index’s total market capitalization.

Standard & Poor’s 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s 500 (S&P 500) Utilities Index is a market capitalization-weighted index consisting of all utility stocks in the S&P 500.

Standard & Poor’s Global REIT Index is designed to measure performance of the investible universe of publicly traded real estate investment trusts. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
HARRIS J. ASHTON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	133	Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	110	None

Principal Occupation During Past 5 Years:

Retired; and formerly, Vice President, senior member and President, Board of Administration, California Public Employees Retirement Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	110	ICO Global Communications (Holdings) Limited (satellite company).

Principal Occupation During Past 5 Years:

Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	133	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	109	None

Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

BOD-1

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
J. MICHAEL LUTTIG (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2009	133	Boeing Capital Corporation (aircraft financing)

Principal Occupation During Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

FRANK A. OLSON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	133	Hess Corporation (exploration and refining of oil and gas).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	141	None

Principal Occupation During Past 5 Years:

Senior Vice President—Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	110	None

Principal Occupation During Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President—Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President—Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**CHARLES B. JOHNSON (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1988 and Chairman of the Board since 1993	133	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**RUPERT H. JOHNSON, JR. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer—nvestment Management	Trustee since 1988, President and Chief Executive Officer—Investment Management since 2002	52	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President—AML Compliance	Chief Compliance Officer since 2004 and Vice President—AML Compliance since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer—Finance and Administration	Since March 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

GASTON GARDEY (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since March 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.
ALIYA S. GORDON (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since March 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

BOD-3

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
STEVEN J. GRAY (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since August 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since August 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
CRAIG S. TYLE (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We	base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles	B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

BOD-4

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) 321-8563 or their insurance companies to request the SAI.

BOD-5

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330

SI-1

One Franklin Parkway San Mateo, CA 94403-1906

Annual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management, Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are generally sold only to insurance company separate accounts (Separate Account) to serve as the investment vehicles for both variable annuity and variable life insurance contracts.

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP A2009 02/10

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $891,954 for the fiscal year ended December 31, 2009 and $848,307 for the fiscal year ended December 31, 2008.

(b)	Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $1,250 for the fiscal year ended December 31, 2009 and $1,290 for the fiscal year ended December 31, 2008. The services for which these fees were paid included tax compliance and advice.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $2,762 for the fiscal year ended December 31, 2009 and $4,000 for the fiscal year ended December 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)	All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2009 and $25,925 for the fiscal year ended December 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2009 and $258,152 for the fiscal year ended December 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $4,012 for the fiscal year ended December 31, 2009 and $289,367 for the fiscal year ended December 31, 2008.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases. N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By:	/S/ LAURA F. FERGERSON
Laura F. Fergerson Chief Executive Officer – Finance and Administration

Date February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ LAURA F. FERGERSON
Laura F. Fergerson Chief Executive Officer – Finance and Administration

Date February 25, 2010

By:	/S/ GASTON GARDEY
Gaston Gardey Chief Financial Officer and Chief Accounting Officer

Date February 25, 2010